UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-08510

                           Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

                             San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Hackett, President

Four Embarcadero Center, Suite 550

                               San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds  |  Annual Report

December 31, 2017  |  matthewsasia.com

ASIA FIXED INCOME STRATEGIES

Matthews Asia Strategic Income Fund

Matthews Asia Credit Opportunities Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA VALUE STRATEGY

Matthews Asia Value Fund

ASIA GROWTH STRATEGIES

Matthews Asia Focus Fund

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Emerging Asia Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

Investor Class Performance and Expenses (December 31, 2017)

Investor Class		Average Annual Total Return†			Inception Date	2017 Annual Operating Expenses**	2017 Annual Operating Expenses after Fee Waiver and Expense Reimbursement*		Prospectus Expense Ratios‡	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement‡
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES
Asia Strategic Income Fund (MAINX)	9.40%	3.85%	n.a.	5.25%	11/30/11	1.29%	1.15%	[1]	1.33%	1.15%	[1]
Asia Credit Opportunities Fund (MCRDX)	7.86%	n.a.	n.a.	7.52%	4/29/16	1.86%	1.15%	[1]	2.24%	1.15%	[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MACSX)	21.85%	4.20%	4.78%	9.56%	9/12/94	1.07%	1.07%	[2]	1.09%	1.09%
Asia Dividend Fund (MAPIX)	34.69%	10.07%	9.03%	10.41%	10/31/06	1.03%	1.02%	[3]	1.06%	1.06%
China Dividend Fund (MCDFX)	37.69%	12.77%	n.a.	11.93%	11/30/09	1.19%	1.19%	[2]	1.22%	1.22%
ASIA VALUE STRATEGY
Asia Value Fund (MAVRX)	36.12%	n.a.	n.a.	19.22%	11/30/15	2.32%	1.50%	[4]	11.48%	1.50%	[4]
ASIA GROWTH STRATEGIES
Asia Focus Fund (MAFSX)	36.98%	n.a.	n.a.	5.48%	4/30/13	2.45%	1.50%	[4]	2.47%	1.50%	[4]
Asia Growth Fund (MPACX)	39.39%	11.23%	7.21%	10.19%	10/31/03	1.12%	1.12%	[2]	1.14%	1.14%
Pacific Tiger Fund (MAPTX)	39.96%	9.83%	7.07%	9.32%	9/12/94	1.08%	1.06%	[3]	1.09%	1.08%	[3]
Asia ESG Fund (MASGX)	33.79%	n.a.	n.a.	7.82%	4/30/15	2.65%	1.50%	[4]	3.54%	1.48%	[4]
Emerging Asia Fund (MEASX)	18.42%	n.a.	n.a.	10.67%	4/30/13	1.70%	1.48%	[4]	1.77%	1.47%	[4]
Asia Innovators Fund (MATFX)	52.88%	16.55%	7.46%	4.28%	12/27/99	1.24%	1.24%	[2]	1.24%	1.24%
China Fund (MCHFX)	59.37%	9.59%	4.22%	10.66%	2/19/98	1.09%	1.09%	[2]	1.18%	1.18%
India Fund (MINDX)	35.79%	15.83%	5.55%	12.85%	10/31/05	1.09%	1.09%	[2]	1.12%	1.12%
Japan Fund (MJFOX)	33.14%	16.09%	7.11%	6.86%	12/31/98	0.95%	0.94%	[3]	0.98%	0.98%
Korea Fund (MAKOX)	43.70%	11.13%	6.34%	7.11%	1/3/95	1.15%	1.15%	[2]	1.15%	1.15%
ASIA SMALL COMPANY STRATEGIES
Asia Small Companies Fund (MSMLX)	30.59%	6.83%	n.a.	12.54%	9/15/08	1.49%	1.46%	[4]	1.49%	1.47%	[4]
China Small Companies Fund (MCSMX)	53.88%	14.26%	n.a.	6.54%	5/31/11	2.34%	1.50%	[4]	2.24%	1.50%	[4]

*	Expense ratio represents the actual expense ratio a shareholder would have paid if they had been invested the entire year.

**	Before fee waivers and expense reimbursement.

†	Annualized performance for periods of at least one year, otherwise cumulative.

‡	These figures are from the Funds’ prospectus dated as of April 28, 2017, and may differ from the actual expense ratios for fiscal year 2017, as shown in the financial highlights section of this report.

1	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of the (i) expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	Fund had no waivers or reimbursements.

3	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2019 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

4	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

1	MATTHEWS ASIA FUNDS

Institutional Class Performance and Expenses (December 31, 2017)

Institutional Class		Average Annual Total Return†			Inception Date	2017 Annual Operating Expenses**	2017 Annual Operating Expenses after Fee Waiver and Expense Reimbursement*		Prospectus Expense Ratios‡	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement‡
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES
Asia Strategic Income Fund (MINCX)	9.67%	4.08%	n.a.	5.46%	11/30/11	1.08%	0.90%	[1]	1.12%	0.90%	[1]
Asia Credit Opportunities Fund (MICPX)	8.13%	n.a.	n.a.	7.78%	4/29/16	1.62%	0.90%	[1]	1.99%	0.90%	[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MICSX)	22.00%	4.36%	n.a.	5.24%	10/29/10	0.93%	0.93%	[2]	0.94%	0.94%
Asia Dividend Fund (MIPIX)	34.77%	10.20%	n.a.	8.83%	10/29/10	0.92%	0.91%	[3]	0.94%	0.93%	[3]
China Dividend Fund (MICDX)	37.88%	12.99%	n.a.	10.90%	10/29/10	1.04%	1.04%	[2]	1.06%	1.06%
ASIA VALUE STRATEGY
Asia Value Fund (MAVAX)	36.35%	n.a.	n.a.	19.50%	11/30/15	2.08%	1.25%	[4]	11.26%	1.25%	[4]
ASIA GROWTH STRATEGIES
Asia Focus Fund (MIFSX)	37.35%	n.a.	n.a.	5.74%	4/30/13	2.27%	1.25%	[4]	2.29%	1.25%	[4]
Asia Growth Fund (MIAPX)	39.64%	11.46%	n.a.	8.68%	10/29/10	0.93%	0.93%	[2]	0.96%	0.96%
Pacific Tiger Fund (MIPTX)	40.17%	10.01%	n.a.	8.07%	10/29/10	0.91%	0.89%	[3]	0.91%	0.90%	[3]
Asia ESG Fund (MISFX)	34.11%	n.a.	n.a.	8.09%	4/30/15	2.46%	1.25%	[4]	3.36%	1.25%	[4]
Emerging Asia Fund (MIASX)	18.70%	n.a.	n.a.	10.92%	4/30/13	1.52%	1.25%	[4]	1.62%	1.25%	[4]
Asia Innovators Fund (MITEX)	53.18%	n.a.	n.a.	15.98%	4/30/13	1.05%	1.05%	[2]	1.01%	1.01%
China Fund (MICFX)	59.71%	9.75%	n.a.	5.09%	10/29/10	0.93%	0.93%	[2]	1.03%	1.03%
India Fund (MIDNX)	36.05%	16.04%	n.a.	7.93%	10/29/10	0.89%	0.89%	[2]	0.91%	0.91%
Japan Fund (MIJFX)	33.23%	16.23%	n.a.	12.72%	10/29/10	0.87%	0.86%	[3]	0.88%	0.88%
Korea Fund (MIKOX)	44.11%	11.24%	n.a.	11.31%	10/29/10	1.01%	1.01%	[2]	0.97%	0.97%
ASIA SMALL COMPANY STRATEGIES
Asia Small Companies Fund (MISMX)	30.85%	n.a.	n.a.	5.98%	4/30/13	1.35%	1.25%	[4]	1.34%	1.25%	[4]
China Small Companies Fund (MICHX)[5]	53.92%	14.27%	n.a.	6.54%	11/30/17	2.09%	1.25%	[4]	2.19%	1.25%	[4]

*	Expense ratio represents the actual expense ratio a shareholder would have paid if they had been invested the entire year.

**	Before fee waivers and expense reimbursement.

†	Annualized performance for periods of at least one year, otherwise cumulative.

‡	These figures are from the Funds’ prospectus dated as of April 28, 2017, and may differ from the actual expense ratios for fiscal year 2017, as shown in the financial highlights section of this report.

1	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of the (i) expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	Fund had no waivers or reimbursements.

3	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2019 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

4	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

5	Institutional Class Shares were first offered on November 30, 2017. For performance since that date, please see the Fund’s performance table in the report. Performance for the Institutional Class Shares prior to its inception represents the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA	2

Cover photo: Beautiful garden with Chinese architectural bridge and reflection in the lake.

This report has been prepared for Matthews International Funds (d/b/a Matthews Asia Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Message to Shareholders from the

President of the Matthews Asia Funds

Dear Valued Shareholder,

Asian and other emerging equity markets delivered strong absolute performance during 2017 with the world’s two largest economies, the U.S. and China, posting solid economic results. 2017 will be remembered as a year of renewal for Asia markets as the region delivered the best results since 2009, with strong earnings growth, reform-minded governments and the continued opening of China’s equity and fixed income markets. Against this backdrop, I am proud of the strong absolute performance across all the Matthews Asia Funds with noteworthy performance from our three dedicated China strategies.

The shift in sentiment and views toward China, and the role it plays in global investment allocations became a focus once again for investors in 2017 with the inclusion of China’s domestic A-shares in the MSCI indices—a welcome development that will continue to have significant implications in the months and years to come. In recent years, we have witnessed the evolution of China’s A-share market, not only in terms of the number of listed companies, which have been growing substantially, but also in overall quality. There were improvements made to China’s general regulatory and corporate governance environment and accessibility with schemes such as the “Stock Connect” programs of the Shanghai and Shenzhen stock exchanges and the Mainland China–Hong Kong Bond Market Connect. With China’s A-share market no longer ignored, we believe global asset allocators will rightly focus on the unique opportunity to participate directly in companies that are benefiting from the world’s second-largest economy.

Asia continues to be one of the world’s most dynamic and fastest-growing regions, representing one-third of global GDP and one-fifth of the world stock market capitalization. Yet, Asia still remains fundamentally underweighted and underappreciated by most global investors, or lumped together within an Emerging Markets (EM) construct. Grouping countries together in the early days of the EM asset class might have made sense. Today, however, the economic growth engines of the countries within EM are fundamentally different. With a combination of large populations, relatively high economic growth, rising wages and a shift toward sophisticated services and consumption, the economies of Asia stand out relative to other EM countries. Asia will continue to be an ever-increasing contributor to global growth and consumption over the next several decades. Ensuring Asia has its own distinct allocation is essential in a globally diversified portfolio.

2018 and Beyond

For 2018, we are optimistic about the prospects for Asian securities with continued economic growth, stable politics and reformist governments. Far from being a single homogeneous region dependent on exports, the economies in Asia today are as varied as the countries themselves. This has broadened the investment universe and the diversity of the region creates new and significant investment opportunities and, with it, the potential for investors to gain exposure to different aspects of the region’s economy. But successful investment in Asia doesn’t come from passively following market indices—it requires actively identifying individual companies that stand to benefit from Asia’s rising wealth and changing consumption patterns. It requires feet on the ground, conducting company analysis, getting a first-hand, face-to-face evaluation of both prospective and current portfolio companies that we believe are best-positioned to grow profitably over the years to come.

I’m pleased that Matthews Asia continues to provide a distinctive active approach to investing in Asia for the benefit of our valued and growing shareholder base. Our investment team continues to seek sustainable opportunities that are being created by Asia’s ongoing transformation, looking for well-managed, transformative businesses that are trading at reasonable valuations on behalf of our clients. Thank you for being a valued shareholder.

William Hackett

President of the Matthews Asia Funds

4	MATTHEWS ASIA FUNDS

Message to Shareholders from the Investment Advisor

Dear Valued Investors,

2017 was a strong year for Asia’s markets. Japan continued to reflate and China joined it. This allowed corporate profit growth to accelerate. The rest of the region also saw improved performance, but policymakers in India and throughout most of Southeast Asia did not move to significantly stimulate their economies. As a consequence, currencies across the region were strong, and it was their strength that helped fixed income returns and bolstered confidence among foreign investors to the region. However, I would’ve thought a bit more stimulus was warranted in several economies. Had they received such stimulus, currencies might not have been quite as strong, but equity returns might well have been even better.

For the benchmarks, most of the performance was concentrated in relatively few names, which made the benchmarks tough to beat. This is largely a portfolio construction issue. Although some of the best-performing names were indeed good companies and companies that we held in our portfolios, it is not always wise to hold such concentrated positions from a risk standpoint. In single country portfolios, there may be greater justification for large positions in individual names, but it is a bit harder to justify doing so in core regional portfolios that aim to diversify across country and sector. For the dividend-focused portfolios, the issue was complicated further by the fact that many of these companies did not pay a dividend, or they had yields that were severely compressed by expensive valuations. These strong-performing names were largely in the technology sector and thus the relative performance of portfolios was impacted this year by technology weightings relative to benchmarks.

Even where portfolio managers were unable or felt it unwise to build outsize positions in some of these mega-cap growth companies, however, they were able to find good ideas elsewhere. Many of our portfolios benefited from stock picking in mid- and small-cap companies and particularly among China’s domestically listed A-shares, where years of research is now paying off for clients, as access to these companies has improved dramatically over the course of the past 24 months.

In 2017, we also saw some signs of excess. The bitcoin phenomenon has been an exhilarating one to watch, even as the idea of intrinsic value remains elusive for cryptocurrencies and underappreciated by their backers. Hong Kong’s IPO market ran hot too as retail participation soared. This speculation, coupled with the extreme concentration of returns in a few stocks, led some to fear that markets are vulnerable to a setback. Whilst this may be true in the limited sense of the benchmarks, I am less concerned about broad markets and economies. In a broad sense, economic growth seems strong globally and monetary policy is relatively benign. The big risks seem to be the possibility of overtightening by the Fed or understimulation by ASEAN (Association of Southeast Asian Nations). However, risks of a big monetary mistake by policymakers appear slight at the moment. If this is so, then growth can continue to be strong and hopefully market performance can continue to broaden across sectors, countries and down the market-cap spectrum. It may be a year in which markets do better than benchmarks.

In such an improved atmosphere for economic growth, as growth becomes less scarce, I would expect mid- and small-cap companies to do better and growth-at-a-reasonable-price stocks to outperform pure growth strategies. It will be interesting to see if investor sentiment changes too—whilst global clients have generally become less bearish on Asia, few are overweight the region. Much of the allocations we have seen this year appear to be tactical in nature and focused on large exchange-traded funds. It could be that next year might see more enthusiasm for active strategies.

A Word on Valuations

Whereas average valuations in the region might appear neither obviously cheap nor extremely expensive, this average does obscure a significant divergence in valuations between fast-growing and slower-growing companies. Whilst such a divergence always exists, in my opinion it is currently quite large. This doesn’t necessarily have implications for the performance of the broader market but it does mean that long-term investors have to be cautious when they think about growth. As all businesses can face disruptions and competition, it is risky to “straight-line” current growth into the far future. If it appears that market valuations imply such expectations, it may be wise to explore better value in stocks that perhaps have not been so much the focus of attention recently.

For me personally, I remain optimistic about economies and markets. However, I am one of life’s worriers and I am disturbed by the speculative activity in some stocks, IPOs and yes, the cryptocurrencies. It can be hard as fundamental investors to watch these trends unfold and accelerate, even while trying to remain calm. But that is why we have a committed team of portfolio managers seeking to filter out fundamental nuggets from the silt of rumor and noise. It’s our job to keep our heads clear and focused on long-term, bottom-up investing in Asia’s businesses and domestic growth. If we can do that and avoid the excess, I am hopeful that we will do a good job and manage the risks.

As always, it is a privilege to be your investment advisor. Here’s to a great 2018 in everything you do!

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA	5

PORTFOLIO MANAGERS
Teresa Kong, CFA
Lead Manager
Satya Patel
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.98	$10.97
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.29%	1.08%
After Fee Waiver and Reimbursement[2]	1.15%	0.90%
Portfolio Statistics
Total # of Positions		37
Net Assets		$94.6 million
Modified Duration[3]		3.14
Portfolio Turnover[4]		36.58%
Benchmark
Markit iBoxx Asian Local Bond Index*

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, dividend paying equity securities, and debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia, such as China and India, and includes developed, emerging, and frontier countries and markets in the Asian region. Investments may be denominated in any currency, and may represent any part of a company’s capital structure from debt to equity or with features of both.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Asia Strategic Income Fund returned 9.40% (Investor Class) and 9.67% (Institutional Class) while its benchmark, the Markit iBoxx Asian Local Bond Index, returned 11.04%. For the fourth quarter, the Fund returned 1.37% (Investor Class) and 1.43% (Institutional Class) versus 2.98% for the Index.

Market Environment:

2017 was characterized by synchronized global growth for the first time since the financial crisis of 2007–2008. The world’s three biggest economic areas (the U.S., Europe and China) all posted solid growth. Inflation was nevertheless lower than expected, driving interest rates lower across many Asian countries. This meant Asian bonds experienced tailwinds in 2017 from all three drivers of returns: credit, currencies and interest rates.

While interest rates fell across most Asian countries, some countries did experience rising rates as markets priced in higher inflation and an increased supply of government bonds to fund fiscal spending. These countries included the Philippines and India. Another notable exception was China, where the government sought to lower financial leverage given to retail investors through lending and wealth management products by tightening liquidity in the interbank market.

Most Asian currencies saw strong gains versus the U.S. dollar in 2017, led by the currencies of open, export-oriented economies such as South Korea, Malaysia and Thailand. The Pakistani rupee and the Sri Lankan rupee underperformed the U.S. dollar by the greatest margin. Both are currencies of relatively closed economies that did not benefit from the recovery in global trade.

Credit spreads were relatively stable throughout the year, with high yield Asian spreads closing the year 12 basis points (0.12%) tighter. Dispersion among credit was also very low, driven by continued demand for yield among global investors. We viewed lower dispersion as a signal of a more selective investor base.

Performance Contributors and Detractors:

The biggest contributors to returns in 2017 were our holdings of rupiah-denominated bonds issued by the Indonesian government, followed by our holdings of ringgit-denominated Malaysian government bonds and U.S. dollar-denominated debt of Vietnam’s Debt and Asset Trading. On the back of currency stability, falling rates and expectation of its inclusion into the Barclays Global Aggregate Index, our Indonesian government bonds outperformed. Malaysian government bonds recovered on improved fundamentals and capital outflows reversed to inflows on expectations of currency appreciation and stable interest rates. The biggest detractors from our performance were currency forwards, including shorts in the South Korean won, Taiwanese dollar, and our long in the Australian dollar.

In the fourth quarter, the biggest contributors were our holdings in Malaysian government bonds, Debt and Asset Trading, and CP Foods. The Malaysian ringgit was one of the strongest-performing Asian currencies in the fourth quarter, and it drove returns of our Malaysian government bonds. Vietnam’s Debt and Asset Trading bonds improved as Vietnam’s banking system recovery continued and nonperforming loans stabilized. The convertible bonds of CP Foods performed well as

(continued)

*	The Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.
1	Actual 2017 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.
4	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

6	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAINX)	1.37%	9.40%	5.79%	3.85%	5.25%	11/30/11
Institutional Class (MINCX)	1.43%	9.67%	6.04%	4.08%	5.46%	11/30/11
Markit iBoxx Asian Local Bond Index[5]	2.98%	11.04%	3.14%	1.38%	2.69%
Lipper Emerging Markets Hard Currency Debt Funds Category Average[6]	0.74%	10.67%	5.83%	2.39%	5.05%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2017					2016
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.07	$0.08	$0.13	$0.14	$0.42	$0.06	$0.11	$0.11	$0.13	$0.41
Inst’l (MINCX)	$0.08	$0.08	$0.14	$0.15	$0.45	$0.06	$0.12	$0.12	$0.13	$0.43

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.28% (4.16% excluding waivers)

Institutional Class: 4.53% (4.36% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/17, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 5.88%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5	It is not possible to invest directly in an index. Source: Index data from HSBC, Markit iBoxx and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definitions. The Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Malaysia Government Investment Issue, 3.508%, 05/15/2018	Foreign Government Bonds	Malaysian Ringgit	4.5%
Malaysia Government Investment Issue, 3.226%, 04/15/2020	Foreign Government Bonds	Malaysian Ringgit	4.3%
Wanda Properties International Co., Ltd., 7.250%, 01/29/2024	Real Estate	U.S. Dollar	4.2%
Debt and Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	4.1%
Standard Chartered PLC, 6.500%, 12/29/2049	Financials	U.S. Dollar	4.0%
LIC Housing Finance, Ltd., 7.830%, 09/25/2026	Financials	Indian Rupee	4.0%
Delta Investment Horizon International, Ltd., Cnv., 3.000%, 05/26/2020	Telecommunication Services	U.S. Dollar	3.7%
Indonesia Treasury Bond, 8.375%, 03/15/2034	Foreign Government Bonds	Indonesian Rupiah	3.6%
Ctrip.com International, Ltd., Cnv., 1.250%, 09/15/2022	Consumer Discretionary	U.S. Dollar	3.6%
Indonesia Treasury Bond, 8.375%, 03/15/2024	Foreign Government Bonds	Indonesian Rupiah	3.5%
% OF ASSETS IN TOP TEN			39.5%

matthewsasia.com | 800.789.ASIA	7

CURRENCY ALLOCATION (%)[7,8]
U.S. Dollar (USD)	44.6
Chinese Renminbi (CNY)	13.0
Indian Rupee (INR)	11.6
Indonesian Rupiah (IDR)	11.3
Malaysian Ringgit (MYR)	10.3
Vietnamese Dong (VND)	2.1
South Korean Won (KRW)	0.4
Cash and Other Assets, Less Liabilities	6.8

COUNTRY ALLOCATION (%)[7,8,9]
China/Hong Kong	32.5
Indonesia	19.2
India	11.6
Malaysia	10.3
Vietnam	6.2
Sri Lanka	5.0
Thailand	3.3
Japan	2.8
United States	2.0
South Korea	0.4
Cash and Other Assets, Less Liabilities	6.8

SECTOR ALLOCATION (%)[7,8]
Foreign Government Bonds	27.5
Financials	26.6
Telecommunication Services	8.4
Real Estate	8.4
Utilities	5.8
Consumer Discretionary	5.4
Energy	4.6
Consumer Staples	3.3
Materials	3.2
Cash and Other Assets, Less Liabilities	6.8

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)[7,8]
Non-Convertible Corporate Bonds	49.3
Government Bonds	31.6
Convertible Corporate Bonds	12.3
Cash and Other Assets, Less Liabilities	6.8

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

9	Not all countries where the Fund may invest are included in the benchmark index.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

shares in the underlying equity rallied 15% on the back of solid results and strengthening domestic operations. The biggest detractors were our holdings in the convertible bonds of Ctrip.com and Sprint.

Notable Portfolio Changes:

Through 2017, we steadily increased our exposure to local currency bonds as the global recovery gathered steam. We started the year with the conviction that Asian currencies would end the year outperforming the U.S. dollar, but that the momentum in U.S. dollar strength would continue into the first quarter of 2017. The biggest increases in currency allocation were in the South Korean won, the Chinese renminbi and the Singapore dollar. Our expectation was for rates to rise in South Korea and Singapore, thus, we expressed our positive investment thesis in currency forward. In the case of China, our favorable view on the currency and short-end rates translated into our purchase of local currency bonds instead.

In the fourth quarter, we added local currency bonds issued by the Malaysian government, as well as Petrochina, and U.S. dollar-denominated bonds issued by Softbank Group and Vipshop. We also sold a handful of longer-duration U.S. dollar-denominated sovereign bonds, including issues from Pakistan, Vietnam and Sri Lanka.

Outlook:

We expect Asian fixed income to continue to be attractive in 2018. Credit spreads and currency appreciation will likely be tailwinds that drive returns, while interest rates could present a slight headwind in some countries.

We expect U.S. rates to set the tone for local rates in Asia as the U.S. economic cycle gathers momentum and finally starts to create mild inflation. The next Federal Reserve Chairman, Jerome Powell, will likely continue on the current dovish path, raising the Fed’s target benchmark rate an estimated three times over the next year. The gentle tapping of the economic brakes at this stage of the economic cycle is a prudent measure to slow a robust U.S. economy and should not disrupt the current synchronous growth story.

The factors behind the strong Asian currency performance in 2017 will likely continue next year. They include synchronized global growth, a recovery in world exports and a relative undervaluation of several Asian currencies. While much uncertainty surrounds the recently passed U.S. tax bill, we do not think it will result in dollar strength as large U.S. multinationals are already flush with cash and have been deploying capital to buy back stock. Whether corporate cash is in local currency or U.S. dollars is dictated more by business needs like working capital than by the U.S. tax code. Thus, we don’t expect the tax bill to reverse the depreciation trend for the U.S. dollar. We expect currencies of countries with growing current accounts to disproportionately benefit from synchronized global growth. In terms of further currency depreciation, the one country we are most concerned about is Pakistan. As such, we have no exposure to the country either in U.S. dollars or local currency.

Finally, we expect credit spreads to remain at current levels or even tighten in 2018, offsetting any headwinds from rising rates. Asia high yield spreads are still hovering around historical averages, with room to fall more at this stage of the economic cycle. Given default rates of less than 2%, and the attractive relative value of Asia high yield relative to its U.S. and European counterparts, we expect more inflows into Asia, which should also drive spreads lower.

Fixed income investments are subject to risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

8	MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund

December 31, 2017

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 49.3%

	Face Amount*	Value
CHINA/HONG KONG: 23.7%
Wanda Properties International Co., Ltd. 7.250%, 01/29/24[c]	4,000,000	$4,005,164
Standard Chartered PLC 6.500%[b], 04/02/20[c],[d]	3,700,000	3,783,250
China Hongqiao Group, Ltd. 6.875%, 05/03/18[c]	3,000,000	3,007,494
PetroChina Co., Ltd., Series A 3.030%, 01/19/21	CNY 20,000,000	2,888,747
State Grid Corp. of China, Series B 3.150%, 11/14/21	CNY 20,000,000	2,855,802
HSBC Holdings PLC 6.375%[b], 03/30/25[d]	2,500,000	2,687,500
China Southern Power Grid Co., Ltd. 3.140%, 03/11/21	CNY 12,000,000	1,734,195
China National Petroleum Corp., Series INBK
4.690%, 01/11/22	CNY 10,000,000	1,507,852

Total China/Hong Kong		22,470,004

INDIA: 11.6%
LIC Housing Finance, Ltd., Series 309 7.830%, 09/25/26	INR 240,000,000	3,744,342
Housing Development Finance Corp., Ltd.,
Series M009 9.240%, 06/24/24	INR 100,000,000	1,653,784
Housing Development Finance Corp., Ltd.,
Series K-24 8.950%, 03/21/23	INR 100,000,000	1,621,567
Power Finance Corp., Ltd., Series 151A 7.470%, 09/16/21	INR 90,000,000	1,386,952
Power Grid Corp. of India, Ltd., Series B 9.300%, 09/04/24	INR 52,000,000	873,491
Rural Electrification Corp., Ltd., Series 123 9.340%, 08/25/24	INR 52,000,000	870,480
Rural Electrification Corp., Ltd., Series 122 9.020%, 06/18/19	INR 50,000,000	798,219

Total India		10,948,835

SRI LANKA: 5.0%
DFCC Bank PLC 9.625%, 10/31/18[c]	2,650,000	2,730,109
National Savings Bank 5.150%, 09/10/19[c]	2,000,000	2,024,800

Total Sri Lanka		4,754,909

INDONESIA: 4.2%
Modernland Overseas Pte, Ltd. 6.950%, 04/13/24[c]	1,900,000	1,939,218
Alam Synergy Pte, Ltd. 6.950%, 03/27/20[d,e]	1,500,000	1,515,000
Alam Synergy Pte, Ltd. 6.950%, 03/27/20[c]	500,000	505,000

Total Indonesia		3,959,218

JAPAN: 2.8%
SoftBank Group Corp. 6.000%[b], 07/19/23[c],[d]	2,650,000	2,617,723

Total Japan		2,617,723

	Face Amount*	Value
UNITED STATES: 2.0%
Sprint Communications, Inc. 6.000%, 11/15/22	1,863,000	$1,863,000

Total United States		1,863,000

TOTAL NON-CONVERTIBLE CORPORATE BONDS		46,613,689

(Cost $45,661,707)

FOREIGN GOVERNMENT OBLIGATIONS: 31.6%
INDONESIA: 11.3%
Indonesia Treasury Bond 8.375%, 03/15/34	IDR 42,000,000,000	3,451,631
Indonesia Treasury Bond 8.375%, 03/15/24	IDR 40,500,000,000	3,318,839
Indonesia Treasury Bond 7.875%, 04/15/19	IDR 38,000,000,000	2,887,154
Indonesia Treasury Bond 7.000%, 05/15/27	IDR 13,000,000,000	1,004,164

Total Indonesia		10,661,788

MALAYSIA: 10.3%
Malaysia Government Investment Issue
3.508%, 05/15/18	MYR 17,300,000	4,280,602
Malaysia Government Investment Issue
3.226%, 04/15/20	MYR 16,600,000	4,078,477
Malaysia Government Investment Issue
3.872%, 08/30/18	MYR 5,500,000	1,364,769

Total Malaysia		9,723,848

VIETNAM: 6.1%
Debt and Asset Trading Corp. 1.000%, 10/10/25[c]	5,469,000	3,863,165
Socialist Republic of Vietnam 5.200%, 01/12/22	VND 43,000,000,000	1,972,639

Total Vietnam		5,835,804

CHINA/HONG KONG: 3.5%
China Government Bond 3.550%, 12/12/21[c]	CNY 22,000,000	3,282,945

Total China/Hong Kong		3,282,945

SOUTH KOREA: 0.4%
Korea Treasury Bond 3.500%, 03/10/24	KRW 400,000,000	396,486

Total South Korea		396,486

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		29,900,871

(Cost $28,241,769)

CONVERTIBLE CORPORATE BONDS: 12.3%
CHINA/HONG KONG: 5.3%
Ctrip.com International, Ltd., Cnv. 1.250%, 09/15/22	3,300,000	3,370,125
Vipshop Holdings, Ltd., Cnv. 1.500%, 03/15/19	1,700,000	1,691,500

Total China/Hong Kong		5,061,625

matthewsasia.com | 800.789.ASIA	9

Matthews Asia Strategic Income Fund

December 31, 2017

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS (continued)

	Face Amount*	Value
INDONESIA: 3.7%
Delta Investment Horizon International, Ltd., Cnv.
3.000%, 05/26/20[c]	3,500,000	$3,504,375

Total Indonesia		3,504,375

THAILAND: 3.3%
CP Foods Holdings, Ltd., Cnv. 0.500%, 09/22/21[c]	2,800,000	3,094,000

Total Thailand		3,094,000

TOTAL CONVERTIBLE CORPORATE BONDS		11,660,000

(Cost $11,429,132)

TOTAL INVESTMENTS: 93.2%		88,174,560
(Cost $85,332,608)

CASH AND OTHER ASSETS, LESS LIABILITIES: 6.8%		6,417,595

NET ASSETS: 100.0%		$94,592,155

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Perpetual security with no stated maturity date. First call date is disclosed.

e	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $1,515,000, which is 1.60% of net assets.

*	All Values in USD unless otherwise specified

Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	Korean Won

MYR	Malaysian Ringgit

SGD	Singapore Dollar

THB	Thai Baht

USD	U.S. Dollar

VND	Vietnamese Dong

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
THB	174,930,000	USD 5,250,000	Merrill Lynch & Co., Inc.	01/12/18	$119,736
SGD	9,517,550	USD 7,000,000	Merrill Lynch & Co., Inc.	01/29/18	119,758
KRW	3,908,880,000	USD 3,600,000	Merrill Lynch & Co., Inc.	03/21/18	65,942
KRW	2,154,800,000	USD 2,000,000	Merrill Lynch & Co., Inc.	03/28/18	20,993

					$326,429

See accompanying notes to financial statements.

10	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Teresa Kong, CFA	Satya Patel
Lead Manager	Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MCRDX	MICPX
CUSIP	577130677	577130669
Inception	4/29/16	4/29/16
NAV	$10.39	$10.39
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.86%	1.62%
After Fee Waiver and Reimbursement[2]	1.15%	0.90%
Portfolio Statistics
Total # of Positions		30
Net Assets		$31.7 million
Modified Duration[3]		3.47
Portfolio Turnover[4]		27.86%
Benchmark
J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by companies as well as governments, quasi-governmental entities, and supranational institutions in Asia. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, credit-linked notes, inflation linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics. Asia consists of all countries and markets in Asia, such as China and Indonesia, in addition to the developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Asia Credit Opportunities Fund returned 7.86% (Investor Class) and 8.13% (Institutional Class) while its benchmark, the J.P. Morgan Asia Credit Index, returned 5.77% over the same period. For the fourth quarter, the Fund returned 0.70% (Investor Class) and 0.73% (Institutional Class) while its benchmark returned 0.41% over the same period.

Market Environment:

2017 was another great year for Asia credit, with the J.P. Morgan Asia Credit Index (JACI) returning 5.77% for the year. We were prescient in reminding our investors earlier that this credit cycle might be atypical in length and strength compared to past cycles. Asia high yield continued to be attractive compared with its U.S., European and Latin America counterparts as spreads hovered around historical averages for the year. U.S., Europe and Latin American high yield spreads, meanwhile, were trading within 200 to 500 basis points (2.0% to 5.0%) of historical averages.

2017 was a banner year in terms of U.S. dollar (USD) issuance, with the highest issuance by Asian borrowers in USD in the past decade. This trend was driven by the low all-in cost of financing for most Asian companies, even as U.S. interest rates inched up over the year, with credit spreads tightening and Asian currencies appreciating. Most of the issuance came from China. As the renminbi resumed its appreciation trend relative to the U.S. dollar and local interest rates and credit spreads rose, many Chinese corporations found USD funding attractive relative to local currency funding.

Performance Contributors and Detractors:

For 2017, the biggest contributors to returns were our holdings of Debt and Asset Trading Corp., Standard Chartered PLC and Sri Lanka government bonds. The price of Vietnam’s Debt and Asset Trading Corp. bonds rose as Vietnam’s banks’ recovery continued and nonperforming loans stabilized. Standard Chartered PLC’s contingent convertible bonds recovered as worries about Europe’s banks subsided. Finally, Sri Lanka government bonds traded higher on further stability of the country’s currency and fiscal accounts under the International Monetary Fund program.

The only detractor to returns in 2017 was the holding in renminbi-denominated bonds of PetroChina. Onshore Chinese bond yields rose late in the year, causing the price of the bond to fall and leading to a slight loss on the position.

In the fourth quarter, the biggest contributors to returns were our holdings in Debt and Asset Trading Corp., CP Foods and China Hongqiao Group. The convertible bonds of CP Foods performed well as shares in the underlying equity rallied 15% on the back of solid results and strengthening domestic operations. China Hongqiao performed well as the company’s shares resumed trading after a halt following a short seller report earlier in the year.

The largest detractors in the fourth quarter were the bonds of Ctrip.com and Sprint. Ctrip shares were weak in the quarter over concerns that regulatory actions against automatic bundling of travel services could impact earnings in the

(continued)

1	Actual 2017 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.
4	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	11

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MCRDX)	0.70%	7.86%	7.52%	4/29/2016
Institutional Class (MICPX)	0.73%	8.13%	7.78%	4/29/2016
J.P. Morgan Asia Credit Index[5]	0.41%	5.77%	4.28%
Lipper Alternative Credit Focus Funds Category Average[6]	0.37%	4.26%	8.07%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2017					2016
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MCRDX)	$0.12	$0.08	$0.14	$0.10	$0.43	n.a.	$0.06	$0.10	$0.16	$0.32
Inst’l (MICPX)	$0.12	$0.08	$0.15	$0.10	$0.46	n.a.	$0.06	$0.11	$0.16	$0.33

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 3.69% (3.13% excluding waivers)

Institutional Class: 3.94% (3.30% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/17, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 5.58%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Values are in US$.

5	It is not possible to invest directly in an index. Source: Index data from J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Socialist Republic of Vietnam, 4.000%, 03/12/2028	Foreign Government Bonds	U.S. Dollar	4.7%
Standard Chartered PLC, 6.500%, 12/29/2049	Financials	U.S. Dollar	4.2%
Delta Investment Horizon International, Ltd., Cnv., 3.000%, 05/26/2020	Telecommunication Services	U.S. Dollar	4.1%
Wanda Properties International Co., Ltd., 7.250%, 01/29/2024	Real Estate	U.S. Dollar	3.9%
DFCC Bank PLC, 9.625%, 10/31/2018	Financials	U.S. Dollar	3.9%
Ctrip.com International, Ltd., Cnv., 1.250%, 09/15/2022	Consumer Discretionary	U.S. Dollar	3.9%
Modernland Overseas Pte, Ltd., 6.950%, 04/13/2024	Real Estate	U.S. Dollar	3.9%
Debt and Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	3.8%
SoftBank Group Corp., 6.000%, 07/19/2049	Telecommunication Services	U.S. Dollar	3.7%
HSBC Holdings PLC, 6.375%, 12/29/2049	Financials	U.S. Dollar	3.7%
% OF ASSETS IN TOP TEN			39.8%

12	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited) (continued)

short term. Sprint bonds were down as the company decided not to pursue a merger with its competitor, T-Mobile, the mobile communications subsidiary of German telecommunications company Deutsche Telekom AG.

Notable Portfolio Changes:

In 2017, the biggest change in our portfolio was our increase in holdings of local currency bonds of Chinese state-owned enterprises (SOEs). During the year, Chinese authorities sought to bring down leverage in retail and wealth management products by tightening liquidity in the interbank market. Not only did short-end rates rise, but credit spreads also widened—especially for high-quality corporate bonds. We took advantage of this classic credit opportunity and bought bonds of several Chinese SOEs. Notable reductions in exposure included selling our holdings of Pakistan government bonds and reducing our holdings in Sprint bonds as we saw more downside than upside potential at what we considered to be expensive valuations.

For the fourth quarter, we added a number of positions, including bonds of Vipshop and the Socialist Republic of Vietnam. Tencent and JD.com acquired a stake in Vipshop, which is a leading online discount retailer in China. We bought Vipshop’s convertible bonds as the company’s fundamentals could improve via this partnership. We also bought “Brady Bonds” issued by Vietnam in 1998. These bonds have an attractive yield and have limited credit risk because they are partly collateralized by U.S. Treasuries.*

Outlook:

In our view, Asia high yield bonds look reasonably valued, while U.S. and European high yield bonds appear overvalued. Credit spreads for Asia high yield bonds are near historic averages. In contrast, spreads for U.S. high yield bonds are about 200 basis points (2.0%) below average while spreads for European high yield bonds are 300 basis points (3.0%) below average. In simple terms, Asia high yield bonds are compensating investors for taking credit risk, in our view, while U.S. and European high yield bonds are not.

In 2018, we expect to see a bit more volatility in bond prices and credit spreads. At the same time, the relatively attractive yields in Asia offer a strong base for positive returns. A bond that starts with a 5% yield and has 25 basis points (0.25%) of credit spread compression, for example, could potentially generate attractive returns for investors.

In terms of risks, we expect some headwinds from regions such as the Middle East to potentially affect investors’ appetite for emerging markets. The current political unrest in Saudi Arabia and Iran will remain at the front of our minds. We see most of these risks as idiosyncratic, however, and unlikely to spread to Asia.

*	The reference to bonds partially collateralized by U.S. Treasuries refers to an underlying security in the portfolio. The Fund itself is not guaranteed by the U.S. Government or any governmental agency.

CURRENCY ALLOCATION (%)[7,8]
U.S. Dollar (USD)	79.0
Chinese Renminbi (CNY)	8.6
Cash and Other Assets, Less Liabilities	12.4

COUNTRY ALLOCATION (%)[7,8,9]
China/Hong Kong	34.9
Indonesia	23.3
Vietnam	9.8
Sri Lanka	8.9
Japan	3.7
Thailand	2.8
Philippines	2.8
United States	1.3
Cash and Other Assets, Less Liabilities	12.4

SECTOR ALLOCATION (%)[7,8]
Real Estate	21.0
Financials	17.6
Telecommunication Services	12.1
Foreign Government Bonds	9.1
Utilities	6.8
Consumer Discretionary	5.8
Industrials	5.5
Materials	3.5
Consumer Staples	2.8
Energy	2.3
Information Technology	1.3
Cash and Other Assets, Less Liabilities	12.4

ASSET TYPE BREAKDOWN (%)[7,8]
Non-Convertible Corporate Bonds	62.1
Convertible Corporate Bonds	12.8
Government Bonds	12.6
Cash and Other Assets, Less Liabilities	12.4

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

9	Not all countries where the Fund may invest are included in the benchmark index.

matthewsasia.com | 800.789.ASIA	13

Matthews Asia Credit Opportunities Fund

December 31, 2017

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 62.1%

	Face Amount*	Value
CHINA/HONG KONG: 29.2%
Standard Chartered PLC
6.500%[b], 04/02/20[c],[d]	1,300,000	$1,329,250
Wanda Properties International Co., Ltd.
7.250%, 01/29/24[c]	1,250,000	1,251,614
HSBC Holdings PLC
6.375%[b], 03/30/25[d]	1,100,000	1,182,500
China Hongqiao Group, Ltd.
6.875%, 05/03/18[c]	1,100,000	1,102,748
Air China, Ltd.
3.080%, 10/20/21	CNY 6,000,000	851,176
KWG Property Holding, Ltd.
8.975%, 01/14/19[c]	800,000	820,000
PetroChina Co., Ltd., Series A
3.030%, 01/19/21	CNY 5,000,000	722,187
China Southern Power Grid Co., Ltd.
3.140%, 03/11/21	CNY 4,000,000	578,065
State Grid Corp. of China, Series B
3.150%, 11/14/21	CNY 4,000,000	571,160
Shimao Property Holdings, Ltd.
8.125%, 01/22/21[c]	400,000	417,224
Unigroup International Holdings, Ltd.
6.000%, 12/10/20[c]	400,000	416,039

Total China/Hong Kong		9,241,963

INDONESIA: 19.2%
Modernland Overseas Pte, Ltd.
6.950%, 04/13/24[c]	1,200,000	1,224,769
Jababeka International BV
6.500%, 10/05/23[c]	1,100,000	1,134,703
Listrindo Capital BV
4.950%, 09/14/26[c]	1,000,000	1,010,000
TBG Global Pte, Ltd.
5.250%, 02/10/22[c]	900,000	918,095
Alam Synergy Pte, Ltd.
6.950%, 03/27/20[c]	900,000	909,000
Theta Capital Pte, Ltd.
6.750%, 10/31/26	900,000	896,132

Total Indonesia		6,092,699

SRI LANKA: 5.9%
DFCC Bank PLC
9.625%, 10/31/18[c]	1,200,000	1,236,276
National Savings Bank
8.875%, 09/18/18[c]	600,000	619,200

Total Sri Lanka		1,855,476

JAPAN: 3.7%
SoftBank Group Corp.
6.000%[b], 07/19/23[c,d]	1,200,000	1,185,384

Total Japan		1,185,384

PHILIPPINES: 2.8%
ICTSI Treasury BV
5.875%, 09/17/25[c]	800,000	880,440

Total Philippines		880,440

	Face Amount*	Value
UNITED STATES: 1.3%
Sprint Communications, Inc.
6.000%, 11/15/22	420,000	$420,000

Total United States		420,000

TOTAL NON-CONVERTIBLE CORPORATE BONDS		19,675,962

(Cost $19,484,135)

FOREIGN GOVERNMENT OBLIGATIONS: 12.9%
VIETNAM: 9.9%
Socialist Republic of Vietnam
4.000%[b], 03/12/28	1,500,000	1,493,160
Debt and Asset Trading Corp.
1.000%, 10/10/25[c]	1,700,000	1,200,838
Socialist Republic of Vietnam
4.800%, 11/19/24[c]	400,000	426,622

Total Vietnam		3,120,620

SRI LANKA: 3.0%
Sri Lanka Government Bond
6.125%, 06/03/25[c]	900,000	951,343

Total Sri Lanka		951,343

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		4,071,963

(Cost $3,839,837)

CONVERTIBLE CORPORATE BONDS: 12.6%
CHINA/HONG KONG: 5.7%
Ctrip.com International, Ltd., Cnv.
1.250%, 09/15/22	1,200,000	1,225,500
Vipshop Holdings, Ltd., Cnv.
1.500%, 03/15/19	600,000	597,000

Total China/Hong Kong		1,822,500

INDONESIA: 4.1%
Delta Investment Horizon International, Ltd., Cnv.
3.000%, 05/26/20[c]	1,300,000	1,301,625

Total Indonesia		1,301,625

14	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

December 31, 2017

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS (continued)

	Face Amount*	Value
THAILAND: 2.8%
CP Foods Holdings, Ltd., Cnv.
0.500%, 09/22/21	800,000	$884,000

Total Thailand		884,000

TOTAL CONVERTIBLE CORPORATE BONDS		4,008,125

(Cost $3,942,386)

TOTAL INVESTMENTS: 87.6%		27,756,050
(Cost $27,266,358)

CASH AND OTHER ASSETS, LESS LIABILITIES: 12.4%		3,935,691

NET ASSETS: 100.0%		$31,691,741

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Perpetual security with no stated maturity date. First call date is disclosed.

*	All Values in USD unless otherwise specified

Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

USD	U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	15

PORTFOLIO MANAGERS
Robert J. Horrocks, PhD
Lead Manager
Kenneth Lowe, CFA
Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$17.46	$17.43
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.07%	0.93%
Portfolio Statistics
Total # of Positions		61
Net Assets		$2.9 billion
Weighted Average Market Cap		$44.1 billion
Portfolio Turnover[2]		23.23%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Asian Growth and Income Fund returned 21.85% (Investor Class) and 22.00% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 42.08%. For the fourth quarter, the Fund returned 5.58% (Investor Class) and 5.53% (Institutional Class) while its benchmark returned 8.27%

Market Environment:

Markets rallied substantially in 2017 following over five years of negligible earnings growth in U.S. dollar terms for the Asia region, alongside valuations and currencies that had become relatively attractive compared with those in the U.S. This was helped by resurgent earnings, as global trade resumed with the world entering a “Goldilocks” environment of accommodative monetary policy, limited inflation and synchronized growth. The fourth quarter continued this trend as markets again rose aggressively, accompanied by remarkably low levels of volatility.

The quarter witnessed a number of important events. In the U.S., the Federal Reserve again raised its benchmark interest rate and planned for a change in stewardship from Chair Janet Yellen to Jerome Powell. There was also the passing of the new tax law in the U.S. despite the country’s economy appearing to be on a solid footing already. In Asia, the 19th National Congress took place in China in October with President Xi Jinping further cementing his status as his name and ideas were put into the Party Constitution. Elsewhere, India’s government cleared plans to inject more than US$30 billion of capital into its state-run lenders over the next few years in its drive to repair balance sheets within the sector. This helped lead India to the region’s best performance over the fourth quarter, although all sectors and geographies ended in positive territory. For the full year, China and South Korea were the strongest-performing markets.

Performance Contributors and Detractors:

The strategy underperformed its benchmark during the fourth quarter given our more conservative mandate. It did deliver in line with our expectations, however, at around two-thirds of upside capture. Some of the strongest performance for the portfolio came from our holdings within Hong Kong and China. The largest of these for both the quarter and full year was again pan-Asian life insurer AIA Group. Its growth in value of new business continued and recent liberalization in the Chinese financial market may allow the company to expand into more provinces in the mainland. Newer holding NetEase also rose on solid earnings and as concerns over the company’s game pipeline were pushed to one side on the successful launch of survival-shooter games Wilderness and Terminator 2.

A number of financial and consumer companies delivered well for the portfolio. Others included Vietnam Diary Products on solid revenue growth as the company won more market share in products such as liquid milk and infant formula. ING Life Insurance in South Korea rallied on higher-than-peer protection premium growth due to its superior capital position, while United Overseas Bank in Singapore benefited from rising rates and improving asset quality.

More negatively, Café de Coral was the portfolio’s weakest performer during the fourth quarter on weaker-than-expected results as, despite reasonable revenue growth, staff costs rose on higher minimum wages and retention costs. In what has been the case for some time, the Fund’s more defensive holdings within the telecommunication services and utilities sectors also were detrimental to returns. Telekom Indonesia was weak on rising competition and Japanese operator KDDI suffered on the potential of a fourth entrant coming into the market. Singaporean industrial companies such as SIA Engineering and ST Engineering were also detractors to performance on weaker-than-expected results.

(continued)

1	Actual 2017 expense ratios.
2	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

16	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	5.58%	21.85%	5.65%	4.20%	4.78%	9.56%		9/12/94
Institutional Class (MICSX)	5.53%	22.00%	5.79%	4.36%	n.a.	5.24%		10/29/10
MSCI AC Asia ex Japan Index[3]	8.27%	42.08%	11.03%	8.26%	4.11%	5.01%	[4]
Lipper Pacific Region Funds Category Average[5]	8.22%	33.60%	10.61%	8.27%	3.69%	4.48%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2017			2016
	June	December	Total	June	December	Total
Investor (MACSX)	$0.10	$0.36	$0.46	$0.15	$0.33	$0.48
Inst’l (MICSX)	$0.12	$0.37	$0.49	$0.16	$0.34	$0.50

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.98% (Investor Class) 2.04% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/17, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.33%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/17 divided by the current price of each equity as of 12/31/17. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

4	Calculated from 8/31/94.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.7%
AIA Group, Ltd.	Financials	China/Hong Kong	3.4%
United Overseas Bank, Ltd.	Financials	Singapore	2.6%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	2.3%
Ascendas, REIT	Real Estate	Singapore	2.2%
Genting Malaysia BHD	Consumer Discretionary	Malaysia	2.2%
CapitaLand, Ltd., Cnv., 1.950%, 10/17/2023	Real Estate	Singapore	2.1%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	2.0%
HSBC Holdings PLC	Financials	China/Hong Kong	2.0%
Broadcom, Ltd.	Information Technology	United States	2.0%
% OF ASSETS IN TOP TEN			24.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	17

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	31.1
Singapore	12.1
South Korea	11.7
Taiwan	6.1
Australia	6.0
Japan	5.8
Indonesia	4.8
Thailand	4.0
United States	3.7
Malaysia	3.7
India	1.8
Norway	1.6
Philippines	1.6
Vietnam	1.6
New Zealand	1.4
Cash and Other Assets, Less Liabilities	3.0

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	16.2
Financials	14.8
Consumer Staples	13.2
Industrials	12.9
Information Technology	12.3
Telecommunication Services	11.6
Real Estate	6.9
Utilities	4.6
Health Care	4.5
Cash and Other Assets, Less Liabilities	3.0

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	41.9
Large Cap ($10B–$25B)	19.4
Mid Cap ($3B–10B)	25.1
Small Cap (under $3B)	10.6
Cash and Other Assets, Less Liabilities	3.0

ASSET TYPE BREAKDOWN (%)[8,9]
Common Equities and ADRs	85.9
Convertible Corporate Bonds	8.6
Preferred Equities	2.5
Cash and Other Assets, Less Liabilities	3.0

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

9	Bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

For the full year and as we have noted previously, the largest drag on relative returns for the portfolio came from the Fund’s underweight within the information technology sector and in higher-beta and reflationary-oriented companies in Greater China. Within these areas, we continue to struggle to find quality businesses with strong corporate governance standards and sustainable growth at attractive valuations, particularly given a dearth of dividends in many cases.

Notable Portfolio Changes:

We made a number of alterations to the portfolio during the fourth quarter, including the addition of five new positions in high-quality companies at attractive valuations, funded through the closure of five lower-conviction positions.

Despite a rallying market, we were able to add companies such as Indonesian department store group Matahari at only 14x P/E and a 4.5% dividend yield as Indonesian consumption patterns have been weak. We agree with management that this is likely transitory and that solid sustainable growth is likely for this leading operator. Also within the consumer sector, we added Korean water and air purification rental equipment business Coway. Despite a product recall in 2016, the company has done a good job managing cancellation rates and is showing healthy profit growth alongside an attractive dividend yield of 3.8%. Other additions included Chinese toll road company Jiangsu Expressway, Bank of the Philippine Islands and Taiwanese IPC company Advantech—all leaders in their respective fields.

These were funded through the sale of Indonesian gas pipeline business Perusahaan Gas Negara Persero, Korean shopping channel operator GS Home Shopping, Philippines telecom Globe, Taiwanese telecom Chunghwa and Singaporean transport business ComfortDelGro.

Outlook:

Looking forward to 2018, there do not appear to be many reasons to cause an end to the synchronized global growth cycle, particularly as the U.S. adds fiscal stimulus through tax cuts and as Chinese income growth continues. Further, from an Asian equity market perspective, valuations on average are still reasonable at around 14.5x P/E with expectations for around 12% earnings growth in 2018.

Although that backdrop is fairly constructive, risks remain within markets. Monetary tightening in the U.S. creates the potential for policy errors, as does China’s goals of alleviating poverty, pollution and major financial and regulatory risks. It is also worth noting that the market rally in 2017 was fairly narrow as certain leaders enjoyed outsize returns. The top 10 companies within the Asia ex Japan benchmark, for example, accounted for over 35% of total returns for the index and information technology companies such as Alibaba and Tencent were up 96% and 113% respectively. That leaves select areas of the market as rather expensive. It does, however, also leave the Matthews Asian Growth and Income Fund in the rather healthy position of trading roughly in-line with markets on a P/E basis and at an attractive 3.4% dividend yield due to the Fund’s recent underperformance. It is rare for us to find the portfolio trading at such levels relative to overall markets given our bias for quality companies that are capable of visible and sustainable growth.

18	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 85.9%

	Shares	Value
CHINA/HONG KONG: 27.1%
AIA Group, Ltd.	11,311,600	$96,212,484
HSBC Holdings PLC ADR	1,102,033	56,908,984
CK Hutchison Holdings, Ltd.	4,438,672	55,617,898
Techtronic Industries Co., Ltd.	7,821,000	50,878,981
NetEase, Inc. ADR	146,000	50,380,220
CLP Holdings, Ltd.	4,667,200	47,760,118
Jardine Matheson Holdings, Ltd.	781,400	47,409,497
China Mobile, Ltd. ADR	904,900	45,733,646
Guangdong Investment, Ltd.	32,744,000	43,778,844
Pacific Textiles Holdings, Ltd.	41,291,000	43,601,343
HKT Trust & HKT, Ltd.	32,395,000	41,297,887
CK Asset Holdings, Ltd.	4,400,172	38,357,046
Hang Lung Properties, Ltd.	15,220,920	37,077,768
VTech Holdings, Ltd.	2,704,000	35,365,743
Café de Coral Holdings, Ltd.	10,968,000	30,112,392
Vitasoy International Holdings, Ltd.	11,143,000	28,492,221
Jiangsu Expressway Co., Ltd. H Shares	14,770,000	22,454,784

Total China/Hong Kong		771,439,856

SINGAPORE: 10.1%
United Overseas Bank, Ltd.	3,796,000	74,830,614
Singapore Telecommunications, Ltd.	24,329,100	64,864,460
Ascendas REIT	31,398,600	63,725,037
Singapore Technologies Engineering, Ltd.	21,623,025	52,606,332
SIA Engineering Co., Ltd.	13,615,300	31,828,106

Total Singapore		287,854,549

SOUTH KOREA: 9.2%
Samsung Electronics Co., Ltd.	24,541	58,307,239
ING Life Insurance Korea, Ltd.[b,c]	946,537	47,080,126
Kangwon Land, Inc.	1,399,273	45,483,579
KT&G Corp.	415,828	44,863,046
Coway Co., Ltd.	450,074	41,014,908
KEPCO Plant Service & Engineering Co., Ltd.	634,668	24,045,132

Total South Korea		260,794,030

TAIWAN: 6.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	11,282,187	86,388,553
Advantech Co., Ltd.	6,367,000	44,988,502
Taiwan Secom Co., Ltd.	7,684,000	23,641,499
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	477,024	18,914,002

Total Taiwan		173,932,556

AUSTRALIA: 6.0%
Macquarie Group, Ltd.	641,394	49,608,548
Brambles, Ltd.	5,238,566	41,055,011
Domino’s Pizza Enterprises, Ltd.	1,124,361	40,865,997
CSL, Ltd.	355,133	39,026,896

Total Australia		170,556,452

	Shares	Value
JAPAN: 5.8%
Japan Tobacco, Inc.	1,528,200	$49,212,804
Kao Corp.	658,100	44,467,558
KDDI Corp.	1,480,800	36,782,382
USS Co., Ltd.	1,681,400	35,556,123

Total Japan		166,018,867

INDONESIA: 4.8%
PT Bank Rakyat Indonesia Persero	191,600,000	51,296,274
PT Telekomunikasi Indonesia Persero ADR	1,435,400	46,248,588
PT Matahari Department Store	54,091,500	39,737,448

Total Indonesia		137,282,310

UNITED STATES: 3.7%
Broadcom, Ltd.	220,100	56,543,690
ResMed, Inc.	589,000	49,882,410

Total United States		106,426,100

MALAYSIA: 3.7%
Genting Malaysia BHD	45,440,800	63,215,148
British American Tobacco Malaysia BHD	4,166,700	41,183,099

Total Malaysia		104,398,247

INDIA: 1.8%
Bharti Infratel, Ltd.	8,473,114	50,144,444

Total India		50,144,444

NORWAY: 1.6%
Telenor ASA	2,142,616	45,866,544

Total Norway		45,866,544

PHILIPPINES: 1.6%
Bank of the Philippine Islands	20,978,600	45,411,646

Total Philippines		45,411,646

VIETNAM: 1.6%
Vietnam Dairy Products JSC	4,920,211	45,112,570

Total Vietnam		45,112,570

NEW ZEALAND: 1.4%
SKYCITY Entertainment Group, Ltd.	13,775,057	40,445,786

Total New Zealand		40,445,786

THAILAND: 1.4%
Glow Energy Public Co., Ltd.	15,554,000	38,777,616

Total Thailand		38,777,616

TOTAL COMMON EQUITIES		2,444,461,573

(Cost $2,075,746,333)

matthewsasia.com | 800.789.ASIA	19

Matthews Asian Growth and Income Fund

December 31, 2017

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS: 8.6%	PREFERRED EQUITIES: 2.5%

	Face Amount*	Value
CHINA/HONG KONG: 4.0%
Hengan International Group Co., Ltd., Cnv.
0.000%, 06/27/18[c]	HKD 339,000,000	$45,993,459
Johnson Electric Holdings, Ltd., Cnv.
1.000%, 04/02/21[c]	38,500,000	43,649,375
Haitian International Holdings, Ltd., Cnv.
2.000%, 02/13/19[c]	21,500,000	24,106,875

Total China/Hong Kong		113,749,709

THAILAND: 2.6%
Bangkok Dusit Medical Services Public Co., Ltd., Cnv.
0.000%, 09/18/19[c]	THB 1,163,000,000	38,005,370
CP Foods Holdings, Ltd., Cnv.
0.500%, 09/22/21	31,600,000	34,918,000

Total Thailand		72,923,370

SINGAPORE: 2.0%
CapitaLand, Ltd., Cnv.
1.950%, 10/17/23[c]	SGD 77,500,000	58,380,687

Total Singapore		58,380,687

TOTAL CONVERTIBLE CORPORATE BONDS		245,053,766

(Cost $243,336,470)

	Shares	Value
SOUTH KOREA: 2.5%
LG Household & Health Care, Ltd., Pfd.	61,595	$40,160,021
Hyundai Motor Co., Ltd., Pfd.	355,983	31,097,172

Total South Korea		71,257,193

TOTAL PREFERRED EQUITIES		71,257,193

(Cost $20,660,830)

TOTAL INVESTMENTS: 97.0%		2,760,772,532
(Cost $2,339,743,633)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.0%		85,140,925

NET ASSETS: 100.0%		$2,845,913,457

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $47,080,126, which is 1.65% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

*	All Values in USD unless otherwise specified

ADR	American Depositary Receipt

BHD	Berhad

Cnv.	Convertible

HKD	Hong Kong Dollar

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

THB	Thai Baht

USD	U.S. Dollar

See accompanying notes to financial statements.

20	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Yu Zhang, CFA	Robert Horrocks, PhD
Lead Manager	Lead Manager
Vivek Tanneeru
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$19.74	$19.73
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.03%	0.92%
After Fee Waiver and Reimbursement[2]	1.02%	0.91%
Portfolio Statistics
Total # of Positions		67
Net Assets		$7.0 billion
Weighted Average Market Cap		$55.2 billion
Portfolio Turnover[3]		28.11%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Asia Dividend Fund returned 34.69% (Investor Class) and 34.77% (Institutional Class) outperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 32.04%. For the fourth quarter of the year, the Fund returned 8.89% (Investor Class) and 8.86% (Institutional Class) versus 8.19% for the Index.

The Fund began 2017 with a share price of US$15.52 (Investor and Institutional Class), and shareholders who were invested throughout the year would have received total distributions of approximately US$1.11 (Investor Class) or US$1.13 (Institutional Class) per share.

Market Environment:

After several years of lackluster performance, Asian equities bounced back strongly in 2017. Improving inflationary conditions, coupled with moderate monetary policy from Asia’s central banks, created a “Goldilocks scenario” that set the stage for the region’s strong corporate earnings recovery, followed by strong performance by its equity market. Concerns over potential systemic risks also subsided, most evident in the stabilizing Chinese economy. Reflecting the improving macroeconomic environment, Asian currencies mostly strengthened against the U.S. dollar in another tailwind for Asian equities. Within the asset class, cyclical growth stocks in the information technology and financial sectors led in share price outperformance as investors concluded these sectors were better-positioned during the early stages of their earnings rebound. Defensive stocks, such as those in the utilities and telecommunication sectors, were laggards amid the market rally as they were perceived to offer less of a growth outlook than their cyclical peers.

Performance Contributors and Detractors:

As always, we have been taking a total return approach to portfolio construction, investing in both dividend payers and dividend growers. Dividend payers are usually companies that have mature, defensive business models and offer significant dividend yield pickup by paying out the majority of the underlying free cash flow as dividends to shareholders. Dividend growers, on the other hand, are often companies that operate cyclical businesses that have significant untapped growth potential. Their dividends, while typically not as high as those paid by the mature dividend payers, tend to grow at a much faster rate, supported by a better growth profile in their underlying earnings. Since late 2016, we began tilting our overall exposure more toward dividend growers, positioning the portfolio for a potential pickup in Asia’s earnings recovery. This paid off during 2017 as some of these dividend growers, such as Chinese life insurer Ping An Insurance, became the top contributors to Fund performance. With enhanced free cash flow generation, companies such as Ping An proactively raised their dividend payout ratios, resulting in significant year-on-year growth in dividends. The market rewarded those dividend growers with higher share prices. China Gas Holdings, a city gas distributor, also delivered strong dividend growth.

By sector, the Fund’s overweight in the consumer discretionary and consumer staples sectors helped performance for the full year. Individual holdings within these consumer-facing sectors, such as auto parts marker Minth Group and Kweichow Moutai, a Chinese hard liquor business, experienced substantial share price appreciation. The Fund’s underweight in the information technology sector was

(continued)

1	Actual 2017 expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2019 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	21

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPIX)	8.89%	34.69%	13.36%	10.07%	9.03%	10.41%		10/31/06
Institutional Class (MIPIX)	8.86%	34.77%	13.48%	10.20%	n.a.	8.83%		10/29/10
MSCI AC Asia Pacific Index[4]	8.19%	32.04%	10.95%	8.98%	3.75%	5.21%	[5]
Lipper International Equity Income Funds Category Average[6]	3.48%	22.68%	5.82%	4.97%	1.44%	3.26%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2017					2016
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.02	$0.15	$0.09	$0.43	$0.69	$0.01	$0.19	$0.06	$0.04	$0.29
Inst’l (MIPIX)	$0.03	$0.15	$0.10	$0.43	$0.71	$0.02	$0.19	$0.07	$0.05	$0.32

Totals may differ by $0.01 due to rounding and a return of capital. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

1.00% (Investor Class) 1.11% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/17, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.35%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/17 divided by the current price of each equity as of 12/31/17. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

5	Calculated from 10/31/06.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[7]
	Sector	Country	% of Net Assets
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	5.2%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	3.5%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	3.3%
Hyundai Mobis Co., Ltd.	Consumer Discretionary	South Korea	3.2%
China Construction Bank Corp.	Financials	China/Hong Kong	3.1%
LG Chem, Ltd., Pfd.	Materials	South Korea	3.0%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	3.0%
HSBC Holdings PLC	Financials	China/Hong Kong	2.8%
Midea Group Co., Ltd.	Consumer Discretionary	China/Hong Kong	2.8%
Nitori Holdings Co., Ltd.	Consumer Discretionary	Japan	2.3%
% OF ASSETS IN TOP TEN			32.2%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

22	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

the largest relative performance detractor as we avoided some major internet companies that were heavily weighted in the index and which performed well during the year. We decided not to own shares of these businesses because of concerns about valuations.

By country, China/Hong Kong was the top contributor to Fund performance. Chinese companies listed in Hong Kong, which offered some of the most attractive equity valuations at the start of the year, were among the best-performing stocks within Asia. The portfolio’s overweight in Hong Kong H-share stocks and China A-share stocks boosted performance. On the flip side, the Fund’s exposure to Korea was a major detractor to performance. While some of our Korean holdings still delivered positive returns, they underperformed South Korea’s broad market rally.

Notable Portfolio Changes:

During the fourth quarter, we initiated a new position in Rohm, a Japanese semiconductor manufacturer. While its products are traditionally used mostly in consumer electronics, the firm has been focused on expanding its production application into automotive and industrial machinery in recent years. The improved, more diversified product mix has not only reduced its earnings volatility, but also has created new growth opportunities, including power management integrated-circuit products used in electric vehicles and factory automation. With a net cash balance sheet and an accelerating earnings growth trend, Rohm’s shareholder-return stance has improved. In addition to paying out regular dividends, the company has returned profits to shareholders through special dividends and share buybacks.

To fund our addition of Rohm and some other new positions, we exited our holdings in Itochu, where we viewed valuations as no longer attractive. We also shed China Mobile and Singapore Technology Engineering, both of which face challenging business fundamentals with increased industry competition. Despite their inexpensive valuations, we became less confident in their management teams’ ability to engineer a swift turnaround and we re-deployed capital elsewhere.

Outlook:

The strong earnings growth among Asia companies provided a solid foundation for the equity market rally in 2017. Valuations for the broader market have been kept in check and continue to hover around long-term averages. Investors should not lose sight, however, of potential sources of market volatility—a phenomenon that was noticeably absent in 2017. As the pace of growth picks up globally, major central banks in developed economies are also starting to unwind their aggressive monetary easing policies. It remains to be seen how well financial markets will adapt to such changes. Within Asia, a pickup in inflation is also posing certain challenges to policymakers in terms of how to stay ahead of the curve. Then, there is China. At this moment, China is facing a delicate situation of managing an orderly financial deleveraging while still maintaining a stable growth rate. Such a balancing act could have potentially significant market implications. As bottom-up stock pickers focused on solid dividend payers, we continue to pay attention to firms with the following attractive characteristics: sustainable business models; a strong capacity for generating free cash flow; and management teams that make smart capital allocations between funding business growth and returning excess cash to shareholders. As always, we are mindful about how much we pay for the shares of businesses. Asia equities today provide intriguing total return opportunities for investors, anchored by attractive dividend yields and improving dividend growth prospects.

COUNTRY ALLOCATION (%)[8,9]
China/Hong Kong	37.3
Japan	26.5
South Korea	15.3
Singapore	5.4
India	4.5
Indonesia	2.5
Thailand	1.9
Australia	1.8
Taiwan	1.7
Vietnam	1.5
Philippines	0.8
Luxembourg	0.5
Cash and Other Assets, Less Liabilities	0.3

SECTOR ALLOCATION (%)[9]
Consumer Discretionary	26.1
Consumer Staples	18.5
Financials	18.3
Information Technology	9.5
Industrials	7.1
Materials	4.1
Telecommunication Services	3.8
Energy	3.8
Real Estate	3.3
Health Care	2.8
Utilities	2.5
Cash and Other Assets, Less Liabilities	0.3

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	35.7
Large Cap ($10B–$25B)	28.7
Mid Cap ($3B–10B)	20.3
Small Cap (under $3B)	14.9
Cash and Other Assets, Less Liabilities	0.3

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	23

Matthews Asia Dividend Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 93.7%

	Shares	Value
CHINA/HONG KONG: 37.3%
Minth Group, Ltd.†	60,675,000	$364,868,612
Shenzhou International Group Holdings, Ltd.	25,854,000	245,566,090
Ping An Insurance Group Co. of China, Ltd. H Shares	22,332,500	231,634,233
China Construction Bank Corp. H Shares	238,266,000	219,336,405
Midea Group Co., Ltd. A Shares	22,819,730	193,929,546
HSBC Holdings PLC	16,976,400	174,539,753
Kweichow Moutai Co., Ltd. A Shares	1,374,392	147,163,751
Sands China, Ltd.	27,533,600	141,722,132
China Gas Holdings, Ltd.	47,510,000	131,068,030
China Petroleum & Chemical Corp. H Shares	168,640,000	123,517,562
Fuyao Glass Industry Group Co., Ltd. H Shares[b,d]	21,248,000	89,388,354
Hua Hong Semiconductor, Ltd.[b,d]	37,265,000	78,804,406
Yuexiu Transport Infrastructure, Ltd.†	92,646,000	68,005,900
Sun Art Retail Group, Ltd.	64,442,500	67,975,135
Dairy Farm International Holdings, Ltd.	7,861,300	61,680,601
Crystal International Group, Ltd.[b,c,d]	60,531,000	58,572,014
Far East Horizon, Ltd.	67,294,000	57,450,352
HKBN, Ltd.	45,415,623	57,431,841
Café de Coral Holdings, Ltd.	17,330,000	47,579,116
HSBC Holdings PLC ADR	447,700	23,119,228
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares	44,450,000	15,424,873
China Petroleum & Chemical Corp. ADR	153,000	11,225,610

Total China/Hong Kong		2,610,003,544

JAPAN: 26.5%
Nitori Holdings Co., Ltd.	1,126,600	160,342,791
Japan Tobacco, Inc.	4,631,500	149,148,739
Hoya Corp.	2,966,000	147,716,268
MISUMI Group, Inc.	4,617,000	134,041,354
Mitsubishi UFJ Financial Group, Inc.	18,008,000	131,061,598
Sumitomo Mitsui Financial Group, Inc.	3,037,100	130,912,721
Rohm Co., Ltd.	1,160,100	127,798,664
Pigeon Corp.	3,077,300	116,922,448
Anritsu Corp.†	9,384,700	105,649,400
Sohgo Security Services Co., Ltd.	1,758,100	95,553,715
Kao Corp.	1,402,700	94,779,886
Seven & i Holdings Co., Ltd.	2,162,900	89,601,183
Nifco, Inc.	1,090,500	74,236,739
Fuji Seal International, Inc.	2,217,500	72,395,195
Kyushu Railway Co.	2,016,800	62,424,686
Mitsubishi Pencil Co., Ltd.	2,628,400	57,386,998
NTT DOCOMO, Inc.	2,367,700	55,981,913
Eiken Chemical Co., Ltd.	1,033,500	49,354,934

Total Japan		1,855,309,232

SOUTH KOREA: 9.3%
Hyundai Mobis Co., Ltd.	899,136	220,889,046
BGF Retail Co., Ltd.[c]	816,439	160,153,371
Woori Bank	9,201,720	135,268,777
KT&G Corp.	761,468	82,153,616
S-1 Corp.	305,105	30,494,825
Samsung Electronics Co., Ltd.	8,762	20,817,735

Total South Korea		649,777,370

	Shares	Value
SINGAPORE: 5.4%
United Overseas Bank, Ltd.	7,406,100	$145,996,577
CapitaLand, Ltd.	46,995,800	123,631,334
CapitaLand Retail China Trust REIT†	49,800,000	60,320,760
Ascendas India Trust†	53,470,700	45,976,526

Total Singapore		375,925,197

INDIA: 4.5%
Bharti Infratel, Ltd.	17,014,689	100,694,045
ITC, Ltd.	20,701,500	85,251,270
Minda Industries, Ltd.	2,849,938	57,299,889
Gujarat Pipavav Port, Ltd.	21,381,946	45,726,930
Shriram City Union Finance, Ltd.	851,887	28,120,179

Total India		317,092,313

INDONESIA: 2.5%
PT United Tractors	51,000,100	133,068,254
PT Cikarang Listrindo[b,d]	445,485,800	42,685,207

Total Indonesia		175,753,461

THAILAND: 1.9%
Thai Beverage Public Co., Ltd.	189,041,400	130,037,077

Total Thailand		130,037,077

AUSTRALIA: 1.8%
Breville Group, Ltd.†	10,644,019	104,301,304
Greencross, Ltd.	3,825,449	18,746,843

Total Australia		123,048,147

TAIWAN: 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,642,940	104,792,571
Taiwan Semiconductor Manufacturing Co., Ltd.	2,336,469	17,890,518

Total Taiwan		122,683,089

VIETNAM: 1.5%
Vietnam Dairy Products JSC	11,887,938	108,998,464

Total Vietnam		108,998,464

PHILIPPINES: 0.8%
Globe Telecom, Inc.	1,447,730	55,101,903

Total Philippines		55,101,903

LUXEMBOURG: 0.5%
L’Occitane International SA	17,584,750	32,230,699

Total Luxembourg		32,230,699

TOTAL COMMON EQUITIES		6,555,960,496

(Cost $4,773,874,853)

24	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

December 31, 2017

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 6.0%

	Shares	Value
SOUTH KOREA: 6.0%
LG Chem, Ltd., Pfd.	909,328	$211,212,665
Samsung Electronics Co., Ltd., Pfd.	106,803	207,989,490

Total South Korea		419,202,155

TOTAL PREFERRED EQUITIES		419,202,155

(Cost $224,709,777)

TOTAL INVESTMENTS: 99.7%		6,975,162,651
(Cost $4,998,584,630)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		22,183,430

NET ASSETS: 100.0%		$6,997,346,081

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $269,449,981, which is 3.85% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	25

PORTFOLIO MANAGERS
Yu Zhang, CFA
Lead Manager
Sherwood Zhang, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$17.61	$17.61
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.19%	1.04%
Portfolio Statistics
Total # of Positions		50
Net Assets		$314.7 million
Weighted Average Market Cap		$70.3 billion
Portfolio Turnover[2]		69.14%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews China Dividend Fund returned 37.69% (Investor Class) and 37.88% (Institutional Class) while its benchmark, the MSCI China Index, returned 54.33%. For the fourth quarter of the year, the Fund returned 8.46% (Investor Class) and 8.47% (Institutional Class) versus 7.62% for the Index.

The Fund began 2017 with a share price of US$14.09 for both the Investor and Institutional Classes, and shareholders who were invested throughout the year would have received total distributions of approximately US$1.68 (Investor Class) or $1.70 (Institutional Class) per share.

Market Environment:

After several years of lackluster performance, Chinese equities bounced back strongly in 2017. Improving inflationary conditions, which were driven by China’s supply-side reform, coupled with moderate monetary policy from global central banks, created a “Goldilocks” scenario that set the stage for a strong corporate earnings recovery in China, and equity market performance followed. On the other hand, concerns over China’s potential systemic risks also greatly subsided, most evident in a stable and appreciating currency, which many pundits had predicted would collapse. Within the asset class, cyclical growth stocks, such as those in the real estate and information technology sectors, led in share price outperformance as investors concluded these sectors were better-positioned during the early stages of an earnings rebound. Defensive stocks, such as those in the utilities and telecommunication sectors, were laggards amid the market rally as they were perceived to offer less of a growth outlook than their cyclical peers.

Performance Contributors and Detractors:

The Fund’s full year return during 2017 marked its highest returns in absolute terms since inception. Its relative performance, however, underperformed the benchmark during the 12-month period.

We would like to remind our investors that we have been taking a total-return approach to investing in both so-called dividend payers and dividend growers. Dividend payers are usually companies that have mature, defensive business models and offer significant dividend yield pickup by paying out the majority of the underlying free cash flow as dividends to shareholders. Dividend growers, on the other hand, are often companies that operate cyclical businesses that have significant untapped growth potential. Their dividends, while typically not as high as those paid by the mature dividend payers, tend to grow at a much faster rate, supported by a better growth profile in their underlying earnings. Both types of stocks hold complementary attributes for our portfolio in terms of income stability and growth optionality. Since late 2016, we began tilting our overall exposure more toward dividend growers, positioning the portfolio for a potential pickup in China’s earnings recovery, investing in Tencent, Ping An Insurance and Midea Group—our top three performance contributors for the year. Dividend payers largely lagged behind in terms of performance during the year. These dividend payers provide a more predictable income stream to the Fund and also provide downside protection during market sell-offs.

Downside protection has been a key to the Fund’s performance since inception. Not surprisingly, when Chinese equities experienced a meaningful pullback during the fourth quarter, the Fund started to generate positive relative performance.

On a sector basis, the biggest drags on relative performance for the year were the Fund’s underweight allocation in the information technology sector and

(continued)

1	Actual 2017 expense ratio.
2	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

26	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception		Inception Date
Investor Class (MCDFX)	8.46%	37.69%	16.82%	12.77%	11.93%		11/30/09
Institutional Class (MICDX)	8.47%	37.88%	17.01%	12.99%	10.90%		10/29/10
MSCI China Index[3]	7.62%	54.33%	12.96%	10.16%	6.94%	[4]
Lipper China Region Funds Category Average[5]	7.29%	43.89%	11.28%	9.37%	6.84%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2017			2016
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.20	$0.29	$0.49	$0.21	$0.07	$0.28
Inst’l (MICDX)	$0.21	$0.30	$0.51	$0.22	$0.08	$0.30

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.14% (Investor Class) 1.31% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/17, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.58%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/17 divided by the current price of each equity as of 12/31/17. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

4	Calculated from 11/30/09.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	6.5%
Altaba, Inc.	Information Technology	4.1%
Ping An Insurance Group Co. of China, Ltd.	Financials	4.0%
WH Group, Ltd.	Consumer Staples	3.0%
China Petroleum & Chemical Corp.	Energy	2.9%
Hua Hong Semiconductor, Ltd.	Information Technology	2.8%
HSBC Holdings PLC	Financials	2.7%
Guangdong Provincial Expressway Development Co., Ltd.	Industrials	2.7%
Sun Hung Kai Properties, Ltd.	Real Estate	2.6%
Bank of China, Ltd.	Financials	2.6%
% OF ASSETS IN TOP TEN		33.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	27

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	91.0
Taiwan	4.1
Singapore	1.7
Cash and Other Assets, Less Liabilities	3.2

SECTOR ALLOCATION (%)[8]
Financials	20.4
Information Technology	18.2
Consumer Discretionary	14.2
Industrials	9.4
Consumer Staples	7.8
Telecommunication Services	6.5
Energy	5.6
Health Care	4.9
Real Estate	4.3
Materials	3.8
Utilities	1.7
Cash and Other Assets, Less Liabilities	3.2

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	37.2
Large Cap ($10B-$25B)	10.8
Mid Cap ($3B-10B)	11.8
Small Cap (under $3B)	37.0
Cash and Other Assets, Less Liabilities	3.2

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

disappointing securities selection in health care sector. In terms of market-cap exposure, our holdings in smaller-cap holdings also underperformed significantly compared with our mega- and large-cap holdings.

Notable Portfolio Changes:

During the fourth quarter, we initiated a new position in Sun Art Retail Group, the largest operator of hypermarkets in China. After the company announced a strategic and capital alliance with Alibaba Group, its share price experienced a sharp sell-off as its share placement to Alibaba was at a significant discount to the market price. We viewed this as a good opportunity to invest in Sun Art Retail, a leading brick-and-mortar retail operator that we believe is attuned to China’s new retailing environment. The company uses Alibaba’s digital ecosystem along with its own to maximize efficient operations. This could revive its top-line growth and sustain its earnings growth. We also initiated an investment in Xiabuxiabu Catering Management China Holdings, China’s leading hot pot restaurant operator. The hot pot restaurant business model is highly scalable and has high operating margins as it does not depend on culinary skills. In addition, we believe Xiabuxiabu is on a solid path to becoming a true national player after changing its store model to adjust to tastes in the country’s southern regions.

We also trimmed Chow Tai Fook Jewellery Group in the fourth quarter after strong jewelry sales recovery in Hong Kong and mainland China drove up its share price. We took profits to deploy capital elsewhere in opportunities that we believed were more attractively priced.

Outlook:

The strong earnings growth among Chinese companies provided a solid foundation for the equity market rally in 2017. Valuations for the broader market have been kept in check and continue to hover around long-term averages. Investors should not lose sight, however, of potential sources of market volatility—a phenomenon that was noticeably absent in 2017. As the pace of growth picks up globally, major central banks in developed economies are also starting to unwind their aggressive monetary easing policies. It remains to be seen how well financial markets will adapt to such changes. China is facing a delicate situation of managing an orderly financial deleveraging while still maintaining a stable growth rate. Such a balancing act could have potentially significant market implications. With those macro conditions in mind and as fundamental investors focused on dividend-paying stocks, we continue to believe in picking companies with these attributes: sustainable business models; a strong capacity for generating free cash flow; and management teams that make smart capital allocations between funding business growth and returning excess cash to shareholders. As always, we are mindful about how much we pay for the shares of businesses. Chinese equities today remain an intriguing total return opportunity for investors, anchored by attractive dividend yields and improving dividend growth prospects.

28	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 92.7%

	Shares	Value
FINANCIALS: 20.4%
Banks: 8.9%
HSBC Holdings PLC	832,000	$8,554,056
Bank of China, Ltd. H Shares	16,556,000	8,108,074
Postal Savings Bank of China Co., Ltd. H Shares[b,d]	13,482,000	6,991,777
Dah Sing Financial Holdings, Ltd.	676,400	4,333,095

		27,987,002

Insurance: 7.9%
Ping An Insurance Group Co. of China, Ltd. H Shares	1,225,000	12,705,785
Fanhua, Inc. ADR	312,100	6,747,602
PICC Property & Casualty Co., Ltd. H Shares	2,870,000	5,498,276

		24,951,663

Capital Markets: 3.5%
China International Capital Corp., Ltd. H Shares[b,d]	3,200,000	6,642,250
China Everbright, Ltd.	1,994,000	4,448,724

		11,090,974

Consumer Finance: 0.1%
Yixin Group, Ltd.[b,c,d]	313,500	251,591

Total Financials		64,281,230

CONSUMER DISCRETIONARY: 14.2%
Hotels, Restaurants & Leisure: 4.9%
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares	18,054,000	6,265,031
Xiabuxiabu Catering Management China Holdings Co., Ltd.[b,d]	3,107,000	6,259,455
China International Travel Service Corp., Ltd. A Shares	464,960	3,094,716

		15,619,202

Diversified Consumer Services: 3.5%
China Maple Leaf Educational Systems, Ltd.	6,112,000	7,157,285
Tarena International, Inc. ADR	253,300	3,796,967

		10,954,252

Textiles, Apparel & Luxury Goods: 2.7%
Crystal International Group, Ltd.[b,c,d]	4,842,000	4,685,297
Nan Liu Enterprise Co., Ltd.	735,000	3,815,968

		8,501,265

Household Durables: 2.2%
Midea Group Co., Ltd. A Shares	801,911	6,814,903

Specialty Retail: 0.9%
Chow Tai Fook Jewellery Group, Ltd.	2,798,400	2,932,937

Total Consumer Discretionary		44,822,559

INFORMATION TECHNOLOGY: 14.1%
Internet Software & Services: 8.8%
Tencent Holdings, Ltd.	393,000	20,340,876
NetEase, Inc. ADR	21,300	7,349,991

		27,690,867

Semiconductors & Semiconductor Equipment: 2.8%
Hua Hong Semiconductor, Ltd.[b,d]	4,114,000	8,699,888

	Shares	Value
Electronic Equipment, Instruments & Components: 2.5%
FIT Hon Teng, Ltd.[b,d]	6,534,000	$4,400,915
Hangzhou Hikvision Digital Technology Co., Ltd. A Shares	578,900	3,466,999

		7,867,914

Total Information Technology		44,258,669

INDUSTRIALS: 9.4%
Transportation Infrastructure: 4.8%
Guangdong Provincial Expressway Development Co., Ltd. B Shares	9,809,806	8,518,647
Shanghai International Airport Co., Ltd. A Shares	949,315	6,561,528

		15,080,175

Marine: 1.9%
SITC International Holdings Co., Ltd.	6,087,000	6,008,919

Machinery: 1.3%
Shanghai Mechanical and Electrical Industry Co., Ltd. B Shares	1,825,613	4,009,046

Road & Rail: 0.8%
Guangshen Railway Co., Ltd. H Shares	3,280,000	2,200,030
Guangshen Railway Co., Ltd. ADR	14,400	482,400

		2,682,430

Professional Services: 0.6%
Sporton International, Inc.	346,430	1,868,075

Total Industrials		29,648,645

CONSUMER STAPLES: 7.8%
Food & Staples Retailing: 4.8%
Sun Art Retail Group, Ltd.	6,234,500	6,576,265
Shanghai Bailian Group Co., Ltd. B Shares	3,876,043	5,457,469
Taiwan FamilyMart Co., Ltd.	487,000	2,912,983

		14,946,717

Food Products: 3.0%
WH Group, Ltd.[b,d]	8,411,500	9,495,821

Total Consumer Staples		24,442,538

TELECOMMUNICATION SERVICES: 6.5%
Diversified Telecommunication Services: 4.3%
HKBN, Ltd.	6,314,457	7,985,157
CITIC Telecom International Holdings, Ltd.	20,810,000	5,506,622

		13,491,779

Wireless Telecommunication Services: 2.2%
China Mobile, Ltd. ADR	134,430	6,794,092

Total Telecommunication Services		20,285,871

ENERGY: 5.6%
Oil, Gas & Consumable Fuels: 5.6%
China Petroleum & Chemical Corp. H Shares	12,566,000	9,203,758
Sinopec Kantons Holdings, Ltd.	8,872,000	5,718,300
China Aviation Oil Singapore Corp., Ltd.	2,271,000	2,744,851

Total Energy		17,666,909

matthewsasia.com | 800.789.ASIA	29

Matthews China Dividend Fund

December 31, 2017

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)	CLOSED-END FUNDS: 4.1%

	Shares	Value
HEALTH CARE: 4.9%
Health Care Providers & Services: 3.3%
Universal Medical Financial & Technical Advisory Services Co., Ltd.[b,d]	6,447,500	$6,187,114
China National Accord Medicines Corp., Ltd. B Shares	843,333	4,134,170

		10,321,284

Health Care Equipment & Supplies: 1.6%
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	6,872,000	4,994,102

Total Health Care		15,315,386

REAL ESTATE: 4.3%
Real Estate Management & Development: 2.6%
Sun Hung Kai Properties, Ltd.	494,000	8,224,635

Equity REITs: 1.7%
CapitaLand Retail China Trust REIT	4,399,400	5,328,818

Total Real Estate		13,553,453

MATERIALS: 3.8%
Containers & Packaging: 2.2%
Greatview Aseptic Packaging Co., Ltd.	9,555,000	6,971,016

Construction Materials: 1.6%
Huaxin Cement Co., Ltd., B Shares	4,152,078	5,061,383

Total Materials		12,032,399

UTILITIES: 1.7%
Gas Utilities: 1.7%
China Gas Holdings, Ltd.	1,976,000	5,451,283

Total Utilities		5,451,283

TOTAL COMMON EQUITIES		291,758,942

(Cost $242,177,815)

	Shares	Value
INFORMATION TECHNOLOGY: 4.1%
Internet Software & Services: 4.1%
Altaba, Inc.[c]	185,900	$12,985,115

Total Information Technology		12,985,115

TOTAL CLOSED-END FUNDS		12,985,115

(Cost $10,931,298)

TOTAL INVESTMENTS: 96.8%		304,744,057
(Cost $253,109,113)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.2%		9,996,029

NET ASSETS: 100.0%		$314,740,086

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $53,614,108, which is 17.03% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

30	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Beini Zhou, CFA
Lead Manager
Michael B. Han, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAVRX	MAVAX
CUSIP	577130693	577130685
Inception	11/30/15	11/30/15
NAV	$12.83	$12.73
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.32%	2.08%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		45
Net Assets		$30.7 million
Weighted Average Market Cap		$18.3 billion
Portfolio Turnover[3]		31.93%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in common stock, preferred stock and other equity securities, and convertible securities of companies located in Asia. The Fund seeks to create an investable universe of value companies that it believes trade at market values with discounts to their intrinsic value, have strong financial and market positions, have strong management and are oriented to creating value for their shareholders. Matthews assesses companies within this universe according to each of these factors.

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Asia Value Fund returned 36.12% (Investor Class) and 36.35% (Institutional Class), underperforming its benchmark, the MSCI All Country Asia ex Japan Index, which returned 42.08%. For the fourth quarter, the Fund returned 3.73% (Investor Class) and 3.79% (Institutional Class), while its benchmark returned 8.27%.

Market Environment:

2017 marked the first time since 2007 that all 45 countries monitored by the Organization for Economic Cooperation and Development showed economic growth. Against this backdrop, it appeared the market could not rise any further, especially in light of geopolitical tensions and elevated asset valuations. The Asia ex Japan market, however, led by technology shares such as Alibaba and Tencent, rose by more than eight percentage points in the quarter and ended the year with a 42.08% return in U.S. dollars. This stellar market performance was helped by appreciating currencies against the U.S. dollar in most Asian countries in 2017.

The Fund underperformed its benchmark by about six percentage points for the full year. All of the difference came in the fourth quarter since the Fund was nearly even with the index at the end of the third quarter. Considering, however, that the bull market has been led by high-flying technology stocks and that value investing globally has thus been declared “dead” by some, we do not view 2017 as a disappointment after finishing the year reasonably close to the index. Most importantly, we did not suffer any blow-ups or what we regard as permanent capital destruction in the portfolio in the year. This is important because as value investors, we worry about downside risks before we consider upside potential.

Performance Contributors and Detractors:

Positive contribution to Fund performance came from a diverse set of businesses. Kweichow Moutai in China and Faraday Technology in Taiwan were the two biggest contributors to the Fund’s performance in the fourth quarter. Kweichow Moutai, China’s premier white liquor business and a holding in the portfolio since the Fund’s inception, was a strong performer over the past two years. Our aim is to buy stocks of quality businesses at what we consider an inexpensive price and sell when their value has been fully realized. Kweichow Moutai perfectly fit the bill in these respects. During the quarter, we exited the position after its share price more than tripled to over 25x earnings two years later.

Taiwan’s Faraday Technology, an asset-light semiconductor foundry service provider, was a new addition to the portfolio. Faraday has two business lines—ASIC (application specific integrated circuit) chip and IP (intellectual property). In the former, it works with foundries such as United Microelectronics and provides turnkey services in design and production for fabless chip customers. In this business, it effectively acts as a conduit or value-added service provider for many relatively small fabless players to access foundry capacity. In the latter segment, it owns IP, on which it collects royalties and licensing fees. These IP products are pre-designed circuits that engineers use as components of larger chip designs rather than (re)design those circuits themselves. Faraday’s new CEO came in two years

(continued)

1	Actual 2017 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	31

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MAVRX)	3.73%	36.12%	19.22%	11/30/15
Institutional Class (MAVAX)	3.79%	36.35%	19.50%	11/30/15
MSCI AC Asia ex Japan Index[4]	8.27%	42.08%	21.32%
Lipper Pacific Region Funds Category Average[5]	8.22%	33.60%	17.12%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
YAMADA Consulting Group Co., Ltd.	Industrials	Japan	6.0%
China National Accord Medicines Corp., Ltd.	Health Care	China/Hong Kong	4.8%
MPHB Capital BHD	Financials	Malaysia	4.5%
CK Hutchison Holdings, Ltd.	Industrials	China/Hong Kong	4.4%
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	4.4%
Clear Media, Ltd.	Consumer Discretionary	China/Hong Kong	3.3%
Baidu, Inc.	Information Technology	China/Hong Kong	3.0%
Shinyoung Securities Co., Ltd.	Financials	South Korea	2.9%
Kwangju Bank Co., Ltd.	Financials	South Korea	2.6%
DGB Financial Group, Inc.	Financials	South Korea	2.6%
% OF ASSETS IN TOP TEN			38.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

32	MATTHEWS ASIA FUNDS

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited) (continued)

ago and has been repositioning the company toward higher-margin contracts with longer product life cycles. New management has also been focusing to grow its IP business in Asia. Its share price appeared expensive on trailing earnings but this was on trough 2016 earnings. We believe its earnings will grow substantially over the medium term given new management’s initiatives, the booming semiconductor industry and the proliferating number of ASIC chip design houses in China.

On the other hand, Clear Media of China and MPHB Capital of Malaysia were detractors during the quarter. Clear Media sells advertising on bus shelters and is the biggest player in this space in China. We did not find any negative news about its business fundamentals. We believe it is likely to be a relatively mundane business that was simply ignored in the current bull market. We took advantage of this and added to our position. MPHB Capital’s share price continued to decline in the fourth quarter. Market sentiment toward MPHB continued to be negative after regulators in Malaysia rejected its application to sell an additional 20% stake in the company’s property and casualty (P&C) insurance business to Italy-based insurer Generali. We believed its share price to be substantially undervalued and added to our position as its share price drifted down toward half of book value. It is now one of the biggest positions in the portfolio.

Notable Portfolio Changes:

In addition to Kweichow Moutai, we also exited China’s Sohu.com in the fourth quarter as the stock reached our intrinsic value estimate. Meanwhile, we initiated a position in four new names, including South Korean infrastructure construction firm Samho Development. It is a classic value name in the sense that it was trading at less than cash value on the balance sheet. While investors chased high-flying momentum stocks, we were glad to pick up an unglamorous business that constructs highways and bores tunnels for a bargain.

Outlook:

We marked several stocks on our watch list with an entry price in 2017. Some of those stocks dropped close to our entry prices but did not meet them. As a result, we did not initiate positions—only to watch them soar shortly afterward. We could have been tempted to raise our entry price in the current era of euphoria but we stayed with our strategy. We continue to believe that, by owning a collection of undervalued quality businesses while keeping more than 10% in cash, we are well-prepared for market corrections that could present buying opportunities.

Could 2018 be like 1998? Just when you feel the market is peaking, there is always a chance the rally could continue for another year or possibly longer. Regardless of the answer to the question, our investment process remains the same: We are not swayed by the flavor of the day; we continue to be opportunistic, bottom-up stock-pickers; and we continue to buy and hold undervalued businesses that are run by sensible people and whose value we believe will appreciate over time.

COUNTRY ALLOCATION (%)[7,8]
South Korea	28.5
China/Hong Kong	27.4
Japan	12.3
Malaysia	5.9
Taiwan	5.7
Singapore	4.3
United States	2.3
Switzerland	1.1
Israel	0.6
Cash and Other Assets, Less Liabilities	11.9

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	20.8
Industrials	19.0
Information Technology	14.4
Financials	12.5
Health Care	10.2
Consumer Staples	7.9
Materials	3.4
Cash and Other Assets, Less Liabilities	11.9

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	13.9
Large Cap ($10B–$25B)	4.4
Mid Cap ($3B–10B)	12.1
Small Cap (under $3B)	57.8
Cash and Other Assets, Less Liabilities	11.9

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	33

Matthews Asia Value Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 80.0%

	Shares	Value
CHINA/HONG KONG: 27.4%
China National Accord Medicines Corp., Ltd. B Shares	299,252	$1,466,987
CK Hutchison Holdings, Ltd.	109,000	1,365,803
Clear Media, Ltd.	1,021,000	1,015,400
Baidu, Inc. ADR[b]	3,900	913,419
COSCO SHIPPING International Hong Kong Co., Ltd.	1,764,000	684,119
Texwinca Holdings, Ltd.	1,004,000	551,874
QUALCOMM, Inc.	8,100	518,562
Anhui Gujing Distillery Co., Ltd. B Shares	90,500	511,527
Goldlion Holdings, Ltd.	1,229,000	486,072
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	584,000	424,411
Nissin Foods Co., Ltd.[b]	627,000	263,228
Jiangling Motors Corp., Ltd. B Shares	127,779	209,017

Total China/Hong Kong		8,410,419

SOUTH KOREA: 20.4%
Shinyoung Securities Co., Ltd.	16,555	876,477
Kwangju Bank Co., Ltd.	71,482	801,184
DGB Financial Group, Inc.	80,420	791,350
Hyundai Greenfood Co., Ltd.	47,226	659,016
CMS Edu Co., Ltd.	63,533	524,208
Kangnam Jevisco Co., Ltd.	14,232	498,682
Geumhwa PSC Co., Ltd.	12,062	482,747
Nice Information & Telecommunication, Inc.	22,094	471,578
Samho Development Co., Ltd.	106,173	453,235
Grand Korea Leisure Co., Ltd.	12,298	336,011
Hy-Lok Corp.	9,185	193,043
Orion Holdings Corp.	7,747	192,852

Total South Korea		6,280,383

JAPAN: 12.3%
YAMADA Consulting Group Co., Ltd.	76,100	1,837,999
Ohashi Technica, Inc.	39,300	619,730
Asante, Inc.	21,800	368,045
San-A Co., Ltd.	7,100	343,067
Honma Golf, Ltd.[c]	339,000	339,310
Medikit Co., Ltd.	5,600	260,928
Naigai Trans Line, Ltd.	1,200	21,653

Total Japan		3,790,732

MALAYSIA: 5.9%
MPHB Capital BHD[b]	4,574,100	1,378,898
Genting BHD	191,200	434,304

Total Malaysia		1,813,202

TAIWAN: 5.7%
Faraday Technology Corp.	264,000	510,846
Tehmag Foods Corp.	57,300	452,493
P-Duke Technology Co., Ltd.	199,000	448,040
Lumax International Corp., Ltd.	182,900	343,143

Total Taiwan		1,754,522

	Shares	Value
SINGAPORE: 4.3%
Haw Par Corp., Ltd.	93,200	$790,923
Straits Trading Co., Ltd.	312,800	547,274

Total Singapore		1,338,197

UNITED STATES: 2.3%
News Corp. Class B	42,200	700,520

Total United States		700,520

SWITZERLAND: 1.1%
Cie Financiere Richemont SA	3,640	329,667

Total Switzerland		329,667

ISRAEL: 0.6%
Taro Pharmaceutical Industries, Ltd.[b]	1,700	178,007

Total Israel		178,007

TOTAL COMMON EQUITIES		24,595,649

(Cost $23,112,837)

PREFERRED EQUITIES: 8.1%
SOUTH KOREA: 8.1%
Samsung SDI Co., Ltd., Pfd.	15,518	1,353,388
Samsung Electronics Co., Ltd., Pfd.	332	646,541
Hyundai Motor Co., Ltd., 2nd Pfd.	5,107	486,586

Total South Korea		2,486,515

TOTAL PREFERRED EQUITIES		2,486,515

(Cost $2,105,580)

TOTAL INVESTMENTS: 88.1%		27,082,164
(Cost $25,218,417)

CASH AND OTHER ASSETS, LESS LIABILITIES: 11.9%		3,651,816

NET ASSETS: 100.0%		$30,733,980

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $339,310, which is 1.10% of net assets.

ADR	American Depositary Receipt

BHD	Berhad

Pfd.	Preferred

See accompanying notes to financial statements.

34	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Kenneth Lowe, CFA
Lead Manager
S. Joyce Li, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAFSX	MIFSX
CUSIP	577125701	577125800
Inception	4/30/13	4/30/13
NAV	$12.18	$12.24
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.45%	2.27%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		34
Net Assets		$15.6 million
Weighted Average Market Cap		$82.2 billion
Portfolio Turnover[3]		28.42%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region. The Fund is currently expected to hold stocks of between 25 and 35 companies under normal market conditions.

Matthews Asia Focus Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Asia Focus Fund returned 36.98% (Investor Class) and 37.35% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 42.08%. For the fourth quarter, the Fund returned 9.93% (Investor Class) and 9.95% (Institutional Class) while its benchmark returned 8.27%.

Market Environment:

A combination of relatively attractive equity valuations and currencies, alongside the return of earnings growth in Asia after six years of persistent downgrades, helped to lead markets to a rather astonishing rise during the year.

Despite the U.S. Federal Reserve’s benchmark rate increase in December, the “Goldilocks” environment of accommodative monetary policy, contained inflation and globally synchronized growth is still the order of the day. This helped to propel markets further in the fourth quarter. In Asia, the major political event was the 19th National Congress in China with President Xi Jinping further cementing his influence as his name and ideas were put into the Party’s constitution. Elsewhere, positive steps in India occurred in the financial system as the government agreed to inject over US$30 billion of capital into its currently stressed public sector banks. Although timing is uncertain, this should provide much needed help to balance sheets and was a factor in driving India to the region’s best performance during the quarter. Over the course of 2017, North Asian markets China and South Korea were the leading performers.

Performance Contributors and Detractors:

The Fund outperformed its benchmark during the quarter on strong stock selection. This was particularly the case in Hong Kong and China, with these markets contributing around 50% of the total return for the portfolio. The largest contributor of these was XiabuXiabu Catering Management, China’s leading hotpot chain. The company has demonstrated strong growth through a combination of solid same-store sales growth, restaurant openings and the addition of its new, higher-end brand Coucou. The portfolio’s two largest positions, AIA Group and Tencent, were also major contributors to returns. The former rose as its value of new business again grew impressively and as recent liberalization in the Chinese financial market may allow the company to expand into more mainland provinces. Tencent gained on continued growth and monetization of its almost 1 billion users via its gaming, social, advertising and finance businesses. Management has done an impressive job in broadening the company’s product offering in areas such as music, literature and video in order to increase user stickiness and profitability.

A number of the portfolio’s holdings in the financials sector also contributed strongly to returns. Shares of Southeast Asian banks such as Kasikornbank, Bank Rakyat Indonesia and United Overseas Bank gained on improving asset quality and prospective book growth.

The largest detractor to performance came from our holdings within the telecommunication services sector, with tower company Bharti Infratel the weakest of these. The stock suffered from slower growth in the number of tenants (operators) using the company’s towers and a belief that industry consolidation will negatively

(continued)

1	Actual 2017 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	35

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MAFSX)	9.93%	36.98%	8.08%	5.48%	4/30/13
Institutional Class (MIFSX)	9.95%	37.35%	8.30%	5.74%	4/30/13
MSCI AC Asia ex Japan Index[4]	8.27%	42.08%	11.03%	8.55%
Lipper Pacific ex Japan Funds Category Average[5]	8.50%	39.66%	10.19%	7.32%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	6.9%
Tencent Holdings, Ltd.	Information Technology	China/Hong Kong	5.4%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.5%
PT Matahari Department Store	Consumer Discretionary	Indonesia	3.3%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.3%
Xiabuxiabu Catering Management China Holdings Co., Ltd.	Consumer Discretionary	China/Hong Kong	3.2%
Bharti Infratel, Ltd.	Telecommunication Services	India	3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.1%
HSBC Holdings PLC	Financials	China/Hong Kong	3.0%
Broadcom, Ltd.	Information Technology	United States	3.0%
% OF ASSETS IN TOP TEN			37.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

36	MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

Portfolio Manager Commentary  (unaudited) (continued)

impact profitability. Shares of Hong Kong-based industrial conglomerates Jardine Matheson and CK Hutchison were also weak during the quarter as discounts to net asset values widened due to investors allocating capital to more thematic and higher growth areas of the market.

For the full year, the Fund underperformed its benchmark despite positive stock selection. Much of this can be attributed to our underweight within the information technology sector. This area now makes up around 32% of the benchmark, and it has been a challenge to keep pace with this as we do not find enough companies that exhibit our key characteristics of a wide economic moat, a strong management team, sensible capital structure, good capital allocation policies and high corporate governance standards at attractive valuations.

Notable Portfolio Changes:

We added two new holdings to the portfolio during the fourth quarter. The first of these was Matahari Department Store in Indonesia. The company has a leading position in the affordable segment, operating over 150 stores, and generates impressive cash flow given returns on capital of over 100% and negative working capital requirements. The stock has been weak due to poor consumption patterns in Indonesia, but we agree with management that this is likely transitory and purchased the stock at an attractive valuation of ~14.5x price-to-earnings ratio (P/E) and a 4.5% dividend yield.

We also added Bank of the Philippine Islands. The bank is the second-largest in the country, but has the highest profitability given its more conservative stance in loan growth and best-in-class cost/income ratio. We believe it was trading at a discount to its intrinsic value, at around 1.9x price-to-book ratio (P/B) and a 1.85% dividend yield and took advantage of relative weakness. Further, the growth outlook for the company is strong on spread expansion and solid book growth.

Outlook:

Although the U.S. is likely to be fairly late in the cycle, the recent tax cuts add fiscal stimulus to an economy that is already performing reasonably well and this should help to continue the current synchronized global growth cycle. This is further helped by income growth in Asia that appears robust and an improving European economy. For equity markets, the Asia region is trading at a moderately reasonable 14.5x P/E and this is accompanied by sensible earnings expectations for 12% growth.

These points are all constructive for equities into 2018; it is prudent to note, however, that risks are still present. The sharp rise of equity markets has been accompanied by a lack of breadth with some rather large outsize gainers in areas such as technology. This leaves certain sectors vulnerable given expensive valuations. Additionally, although policy is currently favorable, a new chair of the Federal Reserve and the withdrawal of quantitative easing create room for policy missteps in the U.S. This risk is also present in China as debt levels remain high and the government is attempting to partially de-risk the financial system.

Given that backdrop, we are avoiding these expensive thematic areas and remain disciplined in deploying our long-term, patient capital into leading businesses that we believe are trading at market prices that are more inexpensive than their intrinsic value.

COUNTRY ALLOCATION (%)[7],[8]
China/Hong Kong	33.7
South Korea	10.5
Singapore	10.2
Taiwan	7.8
Indonesia	6.6
India	5.7
United States	5.4
Malaysia	5.2
Thailand	2.7
Philippines	2.6
Japan	2.6
Australia	2.6
Switzerland	2.2
Cash and Other Assets, Less Liabilities	2.2

SECTOR ALLOCATION (%)[8]
Financials	24.0
Consumer Discretionary	21.9
Information Technology	19.8
Industrials	10.4
Consumer Staples	9.4
Telecommunication Services	8.1
Health Care	2.5
Real Estate	1.7
Cash and Other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	51.5
Large Cap ($10B–$25B)	18.1
Mid Cap ($3B–10B)	12.0
Small Cap (under $3B)	16.1
Cash and Other Assets, Less Liabilities	2.2

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	37

Matthews Asia Focus Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 97.8%

	Shares	Value
CHINA/HONG KONG: 33.7%
AIA Group, Ltd.	126,800	$1,078,516
Tencent Holdings, Ltd.	16,100	833,303
Xiabuxiabu Catering Management China Holdings Co., Ltd.[b,c]	247,500	498,621
HSBC Holdings PLC	46,000	472,941
Techtronic Industries Co., Ltd.	70,000	455,380
CK Hutchison Holdings, Ltd.	35,728	447,683
NetEase, Inc. ADR	1,200	414,084
Jardine Matheson Holdings, Ltd.	6,600	400,438
China Mobile, Ltd.	37,500	379,202
Hang Lung Group, Ltd.	71,000	261,049

Total China/Hong Kong		5,241,217

SOUTH KOREA: 10.5%
Samsung Electronics Co., Ltd.	229	544,084
Coway Co., Ltd.	4,693	427,670
Kangwon Land, Inc.	10,922	355,021
LG Household & Health Care, Ltd.	267	296,005

Total South Korea		1,622,780

SINGAPORE: 10.2%
United Overseas Bank, Ltd.	22,500	443,543
Singapore Telecommunications, Ltd.	147,300	392,721
Singapore Technologies Engineering, Ltd.	156,800	381,476
Sheng Siong Group, Ltd.	525,800	363,651

Total Singapore		1,581,391

TAIWAN: 7.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	63,000	482,395
Aerospace Industrial Development Corp.	311,029	387,238
Ennoconn Corp.	23,000	346,634

Total Taiwan		1,216,267

INDONESIA: 6.6%
PT Matahari Department Store	706,000	518,651
PT Bank Rakyat Indonesia Persero	1,913,000	512,160

Total Indonesia		1,030,811

INDIA: 5.7%
Bharti Infratel, Ltd.	83,638	494,975
Tata Motors, Ltd.[c,d]	58,440	394,323

Total India		889,298

UNITED STATES: 5.4%
Broadcom, Ltd.	1,800	462,420
ResMed, Inc.	4,500	381,105

Total United States		843,525

MALAYSIA: 5.2%
Genting Malaysia BHD	296,900	413,033
Heineken Malaysia BHD	84,500	394,626

Total Malaysia		807,659

	Shares	Value
THAILAND: 2.7%
Kasikornbank Public Co., Ltd.	58,700	$416,906

Total Thailand		416,906

PHILIPPINES: 2.6%
Bank of the Philippine Islands	187,440	405,745

Total Philippines		405,745

JAPAN: 2.6%
Japan Tobacco, Inc.	12,400	399,319

Total Japan		399,319

AUSTRALIA: 2.6%
Macquarie Group, Ltd.	5,156	398,790

Total Australia		398,790

SWITZERLAND: 2.2%
Cie Financiere Richemont SA	3,798	343,977

Total Switzerland		343,977

TOTAL INVESTMENTS: 97.8%		15,197,685
(Cost $12,706,768)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		348,456

NET ASSETS: 100.0%		$15,546,141

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $498,621, which is 3.21% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

ADR	American Depositary Receipt

BHD	Berhad

See accompanying notes to financial statements.

38	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Taizo Ishida
Lead Manager
Sharat Shroff, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$27.25	$27.45
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.12%	0.93%
Portfolio Statistics
Total # of Positions		56
Net Assets		$850.6 million
Weighted Average Market Cap		$28.9 billion
Portfolio Turnover[2]		23.19%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Asia Growth Fund returned 39.39% (Investor Class) and 39.64% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 32.04%. For the fourth quarter, the Fund returned 9.64% (Investor Class) and 9.72% (Institutional Class), versus 8.19% for the Index.

Market Environment:

2017 ended on a strong note after a rare year that included four consecutive quarters of positive returns for global markets. By country, Vietnam performed notably well, rising about 35% for the fourth quarter as some large-capitalization securities experienced solid gains—partly due to robust foreign flows that were encouraged by a gradual opening of foreign share limits. It was also a solid year for both Japan’s economy and its equity market. In this climate, our Japanese holdings boosted the Fund’s performance. China also saw outperformance, which was driven in part by positive investor sentiment toward its tech sector and strong flows into emerging market exchange traded funds (ETFs).

In Indonesia, the Jokowi government pursued infrastructure-related stimulus and reforms but also removed economic subsidies, which hurt discretionary spending. Overall consumption growth was disappointing despite decent GDP growth due to a pickup in commodity prices. This hurt some retail and food-related portfolio holdings.

Performance Contributors and Detractors:

The Fund delivered strong absolute and relative returns, with the consumer discretionary and health care sectors performing well for the full year. Health care was a dominant contributor in the fourth quarter after lagging behind over the first three quarters of the year. For both the full year and the fourth quarter, Nanjing-based Chinese biotech firm Genscript Biotech was a top contributor to the Fund’s absolute performance. The firm is a global leader in gene synthesis and positive trials for a new therapy developed to treat multiple myeloma drew market enthusiasm during the year. Additionally, two Japanese health care firms, M3, a med-tech company, and Cyberdyne, a medical robot company, both performed well. Vietnam Dairy Products, a long-time holding, was also a solid contributor to Fund performance for the full year and particularly in the fourth quarter.

The portfolio’s materials and energy sector holdings were among the biggest detractors for the full year. The financials sector was a laggard in the fourth quarter. In terms of individual securities, Qudian, a Chinese peer-to-peer microfinance company, detracted from absolute performance. Subsequent to the firm’s IPO in mid-October, its stock had come under pressure partly due to government efforts to rein in online microlenders. We believe this additional scrutiny will likely drive smaller lenders out of the market, helping Qudian, an established player, emerge over the long term.

Notable Portfolio Changes:

During the fourth quarter, we participated in the IPO of Chinese logistics firm Best, adding a small position to the portfolio. A one-stop supply chain solutions provider for both online and offline merchants in China, the company seemed attractively valued relative to its high growth potential. We decided to exit the holding, however, after discussions with its management team revealed what we believed to be unrealistic profitability expectations.

(continued)

1	Actual 2017 expense ratios.
2	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	39

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	9.64%	39.39%	12.03%	11.23%	7.21%	10.19%		10/31/03
Institutional Class (MIAPX)	9.72%	39.64%	12.26%	11.46%	n.a.	8.68%		10/29/10
MSCI AC Asia Pacific Index[3]	8.19%	32.04%	10.95%	8.98%	3.75%	7.99%	[4]
Lipper Pacific Region Funds Category Average[5]	8.22%	33.60%	10.61%	8.27%	3.69%	8.41%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

4	Calculated from 10/31/03.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	4.7%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	4.6%
HDFC Bank, Ltd.	Financials	India	3.8%
M3, Inc.	Health Care	Japan	3.7%
Start Today Co., Ltd.	Consumer Discretionary	Japan	3.6%
PT Astra International	Consumer Discretionary	Indonesia	3.1%
Nidec Corp.	Industrials	Japan	2.9%
Baozun, Inc.	Information Technology	China/Hong Kong	2.8%
Vietnam Dairy Products JSC	Consumer Staples	Vietnam	2.8%
ORIX Corp.	Financials	Japan	2.7%
% OF ASSETS IN TOP TEN			34.7%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

40	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited) (continued)

During the first half of the year, we were pleased to find many intriguing Chinese health care holdings. As a result, our weighting in this sector expanded significantly. This increase in the health care sector followed rapid changes in the biotech/pharmaceutical industry, encouraged by the government’s deregulation of its drug approval process. We also found a compelling hunting ground for Chinese firms in this sector in the Shenzhen stock market via the new Shenzhen–Hong Kong Stock Connect program.

Outlook:

We look forward to 2018 with a bias for growth-oriented holdings over more value-oriented ones. We anticipate some changes among the region’s market leaders, however, compared to what we found in 2017. Asia’s information technology sector dominated over the full year in 2017, with select large-cap holdings in China, South Korea and Taiwan. That trend may continue if investor flows into emerging market ETFs continue. Strong earnings growth would still be a key factor in performance. Given our growth bias, we are excited to explore many new and innovative developments in areas such as artificial intelligence, robotics, cell therapy and non-fossil fuel engine technology as we believe they are all deep and compelling areas for investment opportunities.

COUNTRY ALLOCATION (%)[7,8]
Japan	36.5
China/Hong Kong	20.0
Indonesia	12.2
India	7.2
Australia	4.1
Bangladesh	4.1
Sri Lanka	3.5
Vietnam	3.1
Philippines	2.5
Thailand	0.8
Pakistan	0.7
Taiwan	0.6
Cash and Other Assets, Less Liabilities	4.7

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	22.3
Health Care	21.2
Financials	17.7
Consumer Staples	11.8
Information Technology	8.7
Industrials	7.3
Telecommunication Services	2.2
Materials	1.8
Energy	1.8
Real Estate	0.6
Cash and Other Assets, Less Liabilities	4.7

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	24.4
Large Cap ($10B–$25B)	25.2
Mid Cap ($3B–10B)	18.7
Small Cap (under $3B)	27.1
Cash and Other Assets, Less Liabilities	4.7

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	41

Matthews Asia Growth Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 95.3%

	Shares	Value
JAPAN: 36.5%
M3, Inc.	891,000	$31,233,264
Start Today Co., Ltd.	1,009,800	30,650,569
Nidec Corp.	178,600	25,007,045
ORIX Corp.	1,358,300	22,902,134
Pigeon Corp.	544,900	20,703,552
SoftBank Group Corp.	234,100	18,533,833
Ariake Japan Co., Ltd.	194,800	16,614,710
Nitori Holdings Co., Ltd.	111,800	15,911,880
Nitto Denko Corp.	171,400	15,160,111
TechnoPro Holdings, Inc.	257,800	13,976,691
CYBERDYNE, Inc.[b]	768,500	13,211,232
PeptiDream, Inc.[b]	384,400	13,112,666
Sysmex Corp.	163,500	12,838,184
Gunosy, Inc.[b]	350,100	10,621,616
Komatsu, Ltd.	288,200	10,415,467
Seria Co., Ltd.	140,400	8,448,853
Kakaku.com, Inc.	497,700	8,401,511
Sosei Group Corp.[b]	86,600	8,362,875
FANUC Corp.	29,600	7,100,935
Daiken Medical Co., Ltd.	542,100	3,718,226
HEALIOS KKb	203,200	3,488,446

Total Japan		310,413,800

CHINA/HONG KONG: 20.0%
Shenzhou International Group Holdings, Ltd.	4,205,000	39,939,870
Baozun, Inc. ADR[b]	767,600	24,225,456
Alibaba Group Holding, Ltd. ADR[b]	116,200	20,036,366
China Lodging Group, Ltd. ADS	118,600	17,129,398
Jiangsu Hengrui Medicine Co., Ltd. A Shares	1,598,983	16,932,430
Baidu, Inc. ADR[b]	44,600	10,445,766
Yunnan Baiyao Group Co., Ltd. A Shares	556,727	8,699,607
Shanghai Haohai Biological Technology Co., Ltd. H Shares[c,d]	1,736,300	8,331,766
Genscript Biotech Corp.	2,984,000	7,606,527
Wuxi Biologics Cayman, Inc.[b,c,d]	1,149,000	6,426,758
Qudian, Inc. ADR[b]	470,300	5,897,562
Yunnan Hongxiang Yixintang Pharmaceutical
Co., Ltd. A Shares	1,416,091	4,369,578

Total China/Hong Kong		170,041,084

INDONESIA: 12.2%
PT Bank Rakyat Indonesia Persero	147,675,500	39,536,550
PT Astra International	43,107,700	26,331,509
PT Ace Hardware Indonesia	154,466,000	13,149,676
PT Indofood CBP Sukses Makmur	18,774,200	12,315,488
PT Mayora Indah	47,580,700	7,084,062
PT Arwana Citramulia	214,668,400	5,390,853

Total Indonesia		103,808,138

INDIA: 7.2%
HDFC Bank, Ltd.	1,102,893	32,368,797
PC Jeweller, Ltd.	3,008,043	21,464,507
ITC, Ltd.	1,740,937	7,169,388

Total India		61,002,692

AUSTRALIA: 4.1%
CSL, Ltd.	181,525	19,948,462
Oil Search, Ltd.	2,481,915	15,027,025

Total Australia		34,975,487

	Shares	Value
BANGLADESH: 4.1%
Square Pharmaceuticals, Ltd.	5,703,131	$20,815,782
BRAC Bank, Ltd.	10,614,188	13,937,371

Total Bangladesh		34,753,153

SRI LANKA: 3.5%
Sampath Bank PLC	9,955,478	20,475,208
Lanka Orix Leasing Co. PLC[b]	12,121,473	9,108,154

Total Sri Lanka		29,583,362

VIETNAM: 3.1%
Vietnam Dairy Products JSC	2,597,160	23,812,914
Taisun International Holding Corp.	648,000	2,765,462

Total Vietnam		26,578,376

PHILIPPINES: 2.5%
Jollibee Foods Corp.	2,007,890	10,176,205
Emperador, Inc.	37,942,500	5,586,486
Vista Land & Lifescapes, Inc.	45,560,400	5,466,883

Total Philippines		21,229,574

THAILAND: 0.8%
Major Cineplex Group Public Co., Ltd.	7,714,400	6,849,055

Total Thailand		6,849,055

PAKISTAN: 0.7%
Habib Bank, Ltd.	4,001,000	6,058,243

Total Pakistan		6,058,243

TAIWAN: 0.6%
St. Shine Optical Co., Ltd.	173,000	5,645,260

Total Taiwan		5,645,260

TOTAL INVESTMENTS: 95.3%		810,938,224
(Cost $524,798,919)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.7%		39,623,720

NET ASSETS: 100.0%		$850,561,944

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $14,758,524, which is 1.74% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

ADS	American Depositary Share

JSC	Joint Stock Co.

See accompanying notes to financial statements.

42	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Sharat Shroff, CFA
Lead Manager
Rahul Gupta
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$31.66	$31.63
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.08%	0.91%
After Fee Waiver and Reimbursement[2]	1.06%	0.89%
Portfolio Statistics
Total # of Positions		68
Net Assets		$9.7 billion
Weighted Average Market Cap		$63.7 billion
Portfolio Turnover[3]		9.18%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Pacific Tiger Fund returned 39.96% (Investor Class) and 40.17% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 42.08%. For the fourth quarter, the Fund returned 11.23% (Investor Class) and 11.26% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 8.27%.

Market Environment:

Capital markets in Asia ex Japan recovered in dramatic fashion in 2017 from the swoon in the fourth quarter of 2016, powered by a surge across the region in the information technology (IT) sector. The IT sector contributed nearly half of the gains during 2017 for the MSCI AC Asia ex Japan Index. This reflected sustained earnings growth for Chinese e-commerce companies and investor enthusiasm for a semiconductor upcycle predicated on the success of short-term drivers (like the launch of iPhone X) and long-term trends including autonomous driving and artificial intelligence. The gains in the benchmark index reflected an improved backdrop for Asian earnings, driven by the IT sector. In addition, as 2017 progressed, the impact of stimulus in 2015 and 2016 and continued supply-side initiatives in China provided stable to recovering demand for certain segments within China’s industrials sector.

Smaller companies lagged behind their larger-cap peers across most of the region, with the notable exception of India and Taiwan. Indian small-cap companies that are perceived to be beneficiaries of initiatives to reform the financials sector (demonetization, financial inclusion), and to even the playing field for parts of the organized and unorganized sector through the implementation of the Goods and Services Tax (GST), experienced sharp appreciation in their stock prices.

Asian currencies recovered during the year, helped by sustained overseas inflows—particularly into fixed income markets across the region as real interest rates remained attractive relative to other global economies.

During the fourth quarter of 2017, the MSCI AC Asia ex Japan Index continued the trend of positive returns, although the drivers were a bit different in at least two ways. The sources of returns for the benchmark were relatively more diversified across countries and sectors compared to the first nine months of the year. Second, smaller companies outperformed their larger-cap peers.

Performance Contributors and Detractors:

The portfolio’s absolute gains were driven by a variety of stocks spread across the consumer, financials and IT sectors. Ping An was the biggest positive contributor to absolute performance as its life insurance business continues to gain market share in China. Investors are starting to recognize the company’s capabilities in data gathering and analysis to deliver superior efficiency than its peers. Among the detractors, Guangdong Advertising, a new addition to the portfolio, is undergoing a transition in its business model toward digital advertising. This is causing a near-term disruption to the financials of the company but the opportunity to participate in a rapidly growing industry remains attractive in our view.

From a relative perspective, the primary source of underperformance stems from a negative allocation effect resulting from lower exposure to the IT sector. The portfolio did not carry enough in semiconductor and IT hardware stocks as we believe the level of profitability is not sufficient to underwrite the volatility in the business models for some of these companies. Within IT services, the Fund has invested in opportunities diversified across China, India and South Korea. Not all of the positions, however, were able to match the appreciation experienced by Tencent and Alibaba. Health care positions also were a drag on portfolio performance in 2017 as regulations continue to pose a challenge, but we are looking at the weakness as an opportunity to add to some of our existing holdings. The financials

(continued)

1	Actual 2017 expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2019 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	43

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPTX)	11.23%	39.96%	11.31%	9.83%	7.07%	9.32%		9/12/94
Institutional Class (MIPTX)	11.26%	40.17%	11.49%	10.01%	n.a.	8.07%		10/29/10
MSCI AC Asia ex Japan Index[4]	8.27%	42.08%	11.03%	8.26%	4.11%	5.01%	[5]
Lipper Pacific ex Japan Funds Category Average[6]	8.50%	39.66%	10.19%	7.61%	4.23%	5.82%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

5	Calculated from 8/31/94.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[7]
	Sector	Country	% of Net Assets
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	3.7%
Tencent Holdings, Ltd.	Information Technology	China/Hong Kong	3.1%
Central Pattana Public Co., Ltd.	Real Estate	Thailand	3.1%
Baidu, Inc.	Information Technology	China/Hong Kong	2.9%
China Resources Beer Holdings Co., Ltd.	Consumer Staples	China/Hong Kong	2.8%
Vietnam Dairy Products JSC	Consumer Staples	Vietnam	2.8%
Sinopharm Group Co., Ltd.	Health Care	China/Hong Kong	2.7%
Titan Co., Ltd.	Consumer Discretionary	India	2.6%
Kotak Mahindra Bank, Ltd.	Financials	India	2.6%
Tata Power Co., Ltd.	Utilities	India	2.5%
% OF ASSETS IN TOP TEN			28.8%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

44	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited) (continued)

sector holdings in China and India were the biggest positive contributors to relative performance as structural developments in both these countries seem to favor private sector organizations like Ping An and Kotak Mahindra Bank.

Notable Portfolio Changes:

New positions we added to the portfolio reflect our long-term belief in Asia’s continuing structural changes. Our new investment in China’s Guotai Junan Securities is an attempt to capture the ongoing liberalization of the country’s capital markets. In India and Indonesia, two new positions are poised to benefit from a pickup in consumer spending. United Spirits is a leading brand in alcohol and spirits in India. We have known the company for quite some time but under the new management of Diageo, we believe it will be able to re-establish its supremacy, particularly in premium products. The investment in Surya Citra Media in Indonesia comes after multiple years of engagement with the management team, and a better risk-reward ratio as the stock corrected meaningfully due to short-term disruption in its advertising business. Both United Spirits and Surya Citra Media are midsize companies and we will continue to monitor milestones before increasing allocations in the portfolio.

Some of the investments were funded through continued trimming of holdings in South Korea’s Amorepacific, and more recently, from sales of shares of India’s Titan. While Titan continues to have a stronghold in the jewelry business in India, we believed the sharp appreciation of its share price merited an appropriate adjustment in the weight in the portfolio.

Outlook:

Chinese policymakers continue to set the tone for the Asia region on enacting structural reforms. It seems highly probable that supply-side initiatives are likely to continue, the private sector is likely to gain even more prominence and continued investments into areas like robotics, and artificial intelligence may at least partly offset the long-term demographic impact in China. However, it is also possible that government’s efforts to manage the formation of credit in China may lead to some volatility, especially in the property sector, but should be good for the long term. One consequence of all this is that systemic risk in China may continue to ease in the years ahead, leading to long-term value creation for both equity and fixed income investors in our view. Likewise, efforts to enhance the governance of conglomerates in South Korea are starting to yield more transparency and greater access to cash flows for minority shareholders but there remains a long way to go.

While China and Korea continue to focus on improving the allocation of capital, India and Indonesia are still trying to catalyze an investment cycle. The most noticeable impact of the various recent structural changes in India has been to lower the cost of capital, but that still has not translated into a pickup in private sector investments. The leveling of the playing field for the organized and unorganized sectors (through implementation of the GST) may eventually lead to market share gains for publicly traded companies with private sector roots. The spate of capital being raised by Indian banks (following the proposed injection of capital) suggests that management teams may be girding for an uptick in capital expenditure by corporations.

With the exception of China, domestic demand across many other parts of Asia has not recovered, reflecting a hesitant stance by policymakers to indulge in fiscally stimulating their respective economies. As economic growth becomes a bigger imperative for policymakers, it is likely that greater fiscal stimulus may offset some of the monetary tailwinds that are likely to wane in coming periods. Furthermore, the prospect of a normalized pricing environment for labor, capital and commodities may support the recovery in nominal growth in the region, which provides a favorable backdrop for companies and businesses. If the global recovery maintains its current trajectory, that may also favor parts of Asia that are tied to the export cycle.

The risks that we see stem from valuation and mispricing, but these risks are more pronounced in only a few sectors in our view. Many of the usual systemic risks have been addressed over the past few years. Newer geopolitical risks continue to emerge, however, and are difficult to handicap. The Fund continues to find opportunities to invest in domestic demand in Asia without having to take undue risk.

COUNTRY ALLOCATION (%)[8,9]
China/Hong Kong	34.8
India	20.5
South Korea	12.2
Indonesia	6.0
Thailand	5.6
Taiwan	5.0
Malaysia	3.8
Vietnam	2.8
Philippines	2.4
Switzerland	2.4
United States	2.1
Japan	0.1
Cash and Other Assets, Less Liabilities	2.3

SECTOR ALLOCATION (%)[9]
Financials	22.0
Consumer Staples	20.3
Information Technology	17.7
Consumer Discretionary	9.8
Health Care	7.9
Real Estate	5.8
Industrials	5.2
Utilities	4.7
Telecommunication Services	3.3
Materials	1.1
Cash and Other Assets, Less Liabilities	2.3

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	36.4
Large Cap ($10B–$25B)	34.3
Mid Cap ($3B–10B)	19.1
Small Cap (under $3B)	7.9
Cash and Other Assets, Less Liabilities	2.3

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	45

Matthews Pacific Tiger Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 97.7%

	Shares	Value
CHINA/HONG KONG: 34.8%
Ping An Insurance Group Co. of China, Ltd. H Shares	34,443,000	$357,245,176
Tencent Holdings, Ltd.	5,886,500	304,673,201
Baidu, Inc. ADR[b]	1,211,800	283,815,678
China Resources Beer Holdings Co., Ltd.	75,359,775	269,974,020
Sinopharm Group Co., Ltd. H Shares†	61,139,600	263,376,635
Alibaba Group Holding, Ltd. ADR[b]	1,291,700	222,727,831
AIA Group, Ltd.	24,540,800	208,735,397
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	39,266,682	194,042,753
Hengan International Group Co., Ltd.	17,048,500	188,760,797
China Mobile, Ltd. ADR	3,130,026	158,191,514
Dairy Farm International Holdings, Ltd.	20,154,946	158,137,863
Hong Kong Exchanges & Clearing, Ltd.	4,978,000	152,268,407
China Resources Land, Ltd.	47,814,000	140,269,171
Fuyao Glass Industry Group Co., Ltd. H Shares†,c,d	32,976,400	138,728,638
Tasly Pharmaceutical Group Co., Ltd. A Shares	15,419,779	84,224,092
Guotai Junan Securities Co., Ltd. H Shares[b,c,d]	34,600,000	76,913,685
Yum China Holdings, Inc.	1,759,410	70,411,588
Guangdong Advertising Group Co., Ltd. A Shares	66,324,441	54,285,822
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	62,424,000	45,365,517
Fuyao Glass Industry Group Co., Ltd. A Shares	2,589,387	11,515,961
China Literature, Ltd.[b,c,d]	527,091	5,623,177

Total China/Hong Kong		3,389,286,923

INDIA: 20.5%
Titan Co., Ltd.	19,118,799	257,049,036
Kotak Mahindra Bank, Ltd.	16,123,409	254,924,251
Tata Power Co., Ltd.†	164,620,436	240,910,125
HDFC Bank, Ltd.	6,223,409	182,650,775
GAIL India, Ltd.	22,209,369	173,572,295
Sun Pharmaceutical Industries, Ltd.	17,892,624	159,574,630
Container Corp. of India, Ltd.	6,839,995	147,579,533
ITC, Ltd.	32,702,500	134,672,834
Housing Development Finance Corp., Ltd.	4,935,685	132,170,973
Dabur India, Ltd.	21,117,482	115,466,879
Thermax, Ltd.	5,310,034	101,808,063
United Spirits, Ltd.[b]	1,180,000	67,724,615
Just Dial, Ltd.†,b	3,557,718	29,107,208

Total India		1,997,211,217

SOUTH KOREA: 12.2%
DB Insurance Co., Ltd.	3,499,380	232,736,309
Samsung Electronics Co., Ltd.	95,105	225,961,043
NAVER Corp.	249,865	202,985,248
Orion Holdings Corp.†	5,666,538	141,061,359
Green Cross Corp.†	620,785	130,938,011
Cheil Worldwide, Inc.†	6,554,297	129,794,121
Amorepacific Corp.	280,972	79,917,775
S-1 Corp.	239,810	23,968,680
Orion Corp.[b]	211,758	20,635,036

Total South Korea		1,187,997,582

	Shares	Value
INDONESIA: 6.0%
PT Bank Central Asia	100,580,000	$162,280,309
PT Telekomunikasi Indonesia Persero	421,304,300	137,890,159
PT Indofood CBP Sukses Makmur	191,522,600	125,634,873
PT Surya Citra Media	285,000,000	51,983,545
PT Astra International	66,745,900	40,770,448
PT Perusahaan Gas Negara Persero	298,485,100	38,446,356
PT Telekomunikasi Indonesia Persero ADR	728,140	23,460,671

Total Indonesia		580,466,361

THAILAND: 5.6%
Central Pattana Public Co., Ltd.	115,426,500	301,500,159
Kasikornbank Public Co., Ltd.	18,431,800	130,908,597
The Siam Cement Public Co., Ltd.	7,522,950	111,556,784

Total Thailand		543,965,540

TAIWAN: 5.0%
President Chain Store Corp.	21,986,608	209,393,869
Delta Electronics, Inc.	31,251,182	150,142,165
Synnex Technology International Corp.†	95,600,921	130,031,465

Total Taiwan		489,567,499

MALAYSIA: 3.8%
Genting BHD	65,134,875	147,951,382
Public Bank BHD	26,374,994	135,356,136
IHH Healthcare BHD	47,676,300	69,034,623
IHH Healthcare BHD	11,543,000	16,778,246

Total Malaysia		369,120,387

VIETNAM: 2.8%
Vietnam Dairy Products JSC	29,334,534	268,963,309

Total Vietnam		268,963,309

PHILIPPINES: 2.4%
SM Prime Holdings, Inc.	164,670,771	123,701,000
GT Capital Holdings, Inc.	4,347,540	112,520,466

Total Philippines		236,221,466

SWITZERLAND: 2.4%
DKSH Holding AG	2,638,062	230,784,261

Total Switzerland		230,784,261

UNITED STATES: 2.1%
Cognizant Technology Solutions Corp. Class A	2,186,600	155,292,332
Yum! Brands, Inc.	579,910	47,326,455

Total United States		202,618,787

JAPAN: 0.1%
LINE Corp. ADR[b]	195,200	8,001,248

Total Japan		8,001,248

SINGAPORE: 0.0%
Hyflux, Ltd.	1,800,000	504,692

Total Singapore		504,692

46	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

December 31, 2017

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 97.7%	$9,504,709,272
(Cost $5,851,181,103)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.3%	220,327,613

NET ASSETS: 100.0%	$9,725,036,885

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $221,265,500, which is 2.28% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	47

PORTFOLIO MANAGERS
Vivek Tanneeru
Lead Manager
Winnie Chwang
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$11.56	$11.50
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.65%	2.46%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		59
Net Assets		$18.1 million
Weighted Average Market Cap		$18.3 billion
Portfolio Turnover[3]		28.82%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities of Asian companies.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Asia ESG Fund returned 33.79% (Investor Class) and 34.11% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 42.08%. For the fourth quarter, the Fund returned 7.15% (Investor Class) and 7.19% (Institutional Class) versus 8.27% for its benchmark.

Market Environment:

Asia’s markets had a strong finish to 2017 as a synchronized global recovery and pick up in global trade boosted Asian corporate earnings in a relatively accommodative global monetary environment. A reflationary cycle set in motion in 2016 by higher global energy and commodity prices as well as capacity shutdowns and industry consolidation in China provided further tailwinds in 2017. Asian currencies appreciated strongly against the U.S. dollar with South Korean won (up 12.8%) and Malaysian ringgit (up 10.9%) leading the gains and providing further tailwinds for Asian equities.

North Asian markets performed well compared with Southeast Asian markets during the year. China/Hong Kong was the best-performing market (up more than 50%). Pakistan was the worst performer (down about 24%) as the country faced political uncertainty among other factors. From a sector standpoint cyclical sectors generally outperformed defensive sectors. The information technology sector was by far the best performer (up 61.5%) along with real estate (up 50%), while telecommunication services (up 14.4%) and utilities (up 17.9%) were the worst-performing sectors.

Performance Contributors and Detractors:

From a sector perspective, stock selection in telecom and financials contributed most to performance in 2017. On the flip side, an underweight allocation to the information technology sector (in particular to China internet and South Korean memory names on account of ESG considerations) and overweight allocation to the health care sector detracted from performance during the year.

From a country perspective, our overweight allocation to Bangladesh and stock selection in Indonesia contributed positively in 2017, while an underweight allocation to China/Hong Kong and an overweight allocation to Pakistan detracted from performance. At the stock level, Samsung SDI, a South Korean battery and electronic materials company, was the biggest contributor to performance in 2017, while Lupin, an Indian generics pharmaceutical company, was the biggest detractor.

For the fourth quarter, BRAC Bank in Bangladesh was the biggest contributor, while the portfolio’s health care holdings in India and Pakistan detracted from performance.

Notable Portfolio Changes:

During 2017, the portfolio’s financials sector weighting rose meaningfully, aided both by strong performance and also new additions. We continue to find financial institutions that offer attractive growth opportunities while addressing financial-inclusion challenges in developing and frontier parts of Asia.

(continued)

1	Actual 2017 expense ratio.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

48	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MASGX)	7.15%	33.79%	7.82%	4/30/15
Institutional Class (MISFX)	7.19%	34.11%	8.09%	4/30/15
MSCI AC Asia ex Japan Index[4]	8.27%	42.08%	7.62%
Lipper Pacific Region Funds Category Average[5]	8.22%	33.60%	8.06%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	6.0%
Inner Mongolia Yili Industrial Group Co., Ltd.	Consumer Staples	China/Hong Kong	3.7%
Shriram City Union Finance, Ltd.	Financials	India	3.5%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.5%
BRAC Bank, Ltd.	Financials	Bangladesh	3.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.3%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	3.1%
Hanon Systems	Consumer Discretionary	South Korea	2.9%
Mahindra & Mahindra, Ltd.	Consumer Discretionary	India	2.8%
Lupin, Ltd.	Health Care	India	2.6%
% OF ASSETS IN TOP TEN			34.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	49

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	21.7
India	15.1
South Korea	14.7
Japan	13.9
Taiwan	8.8
Bangladesh	5.8
Indonesia	4.8
Singapore	4.1
Thailand	3.4
Philippines	3.0
Pakistan	1.6
Vietnam	1.4
Luxembourg	0.9
Cash and Other Assets, Less Liabilities	0.8

SECTOR ALLOCATION (%)[8]
Financials	21.4
Health Care	15.1
Consumer Discretionary	14.3
Industrials	14.1
Information Technology	13.6
Consumer Staples	8.9
Telecommunication Services	5.7
Utilities	2.2
Real Estate	2.1
Materials	1.9
Cash and Other Assets, Less Liabilities	0.8

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	20.7
Large Cap ($10B–$25B)	16.0
Mid Cap ($3B–10B)	19.7
Small Cap (under $3B)	42.9
Cash and Other Assets, Less Liabilities	0.8

7	Not all countries are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited) (continued)

During the fourth quarter, we initiated a position in IndusInd Bank, a large, well-run private sector bank in India ahead of its proposed share-swap merger with Bharat Financial Inclusion, a micro-finance company that has been part of the portfolio since the Fund’s inception. In the past, IndusInd Bank’s senior management team had led ABN AMRO, a Dutch bank known for its sustainable banking focus, in the region and has a strong sustainability focus. IndusInd Bank proposed to accelerate financial inclusion in rural India by marrying its robust balance sheet and low cost of funds advantage with Bharat Financial Inclusion’s best-in-class reach and operational expertise. At the same time, this merger also is expected to reduce the political risks microfinance institutions are subjected to occasionally in India.

We are also positive about the turnaround in India’s rural economy in general on account of growing farm incomes (due to better monsoons, better farm-produce pricing, loan waivers and improving irrigation facilities) and nonfarm incomes (direct benefit transfer programs, rural electrification and infrastructure programs). Therefore, during the fourth quarter we also added Mahindra & Mahindra, an Indian conglomerate with a strong ESG focus. Mahindra has a very strong and growing market share in areas such as tractors and light commercial vehicles, and also has a strong presence in rural financing through an affiliate and was very attractively valued.

Outlook:

The economic turnaround and accommodative monetary cycle that led to a remarkably smooth Asian equity market run in 2017, where every month of the year saw positive returns except for September, are largely still in place. After a strong 2017, the markets are not as attractively priced as at the beginning of 2017, but in aggregate they historically are not very expensive either. We continue to watch for signs of higher volatility, due to factors such as a strong pickup in inflation, which might cause central banks to raise interest rates or reduce liquidity much faster than expected. We also are watching for possible risks such as changes in U.S-China trade policies or any geopolitical flare-ups.

We continue to be confident in Asia’s ability to effectively address global ESG challenges through its leadership position in areas including electric vehicles, renewable energy and financial inclusion, among others. It is this leadership that provides an encouraging backdrop for pursuing ESG-focused investing in Asia. We will also continue to employ a fundamental, bottom-up investment process and use any market dislocation in Asia as an opportunity to buy what we consider to be high-quality companies with best-in-class ESG attributes at reasonable prices.

50	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 93.2%

	Shares	Value

CHINA/HONG KONG: 21.7%
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	135,600	$670,090
JD.com, Inc. ADR[b]	13,300	550,886
MTR Corp., Ltd.	73,500	430,205
Wuxi Biologics Cayman, Inc.[b,c,d]	73,500	411,111
HKBN, Ltd.	274,000	346,496
AIA Group, Ltd.	31,800	270,479
CSPC Pharmaceutical Group, Ltd.	130,000	261,901
China Conch Venture Holdings, Ltd.	95,000	219,785
Hong Kong Exchanges & Clearing, Ltd.	6,800	208,000
Guangdong Investment, Ltd.	118,000	157,766
Haier Electronics Group Co., Ltd.	55,000	149,918
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares[c,d]	231,000	133,962
Qudian, Inc. ADR[b]	8,900	111,606

Total China/Hong Kong		3,922,205

INDIA: 15.1%
Shriram City Union Finance, Ltd.	19,376	639,588
Mahindra & Mahindra, Ltd.	42,334	497,354
Lupin, Ltd.	34,280	475,042
Bharat Financial Inclusion, Ltd.[b]	21,869	341,705
IndusInd Bank, Ltd.	10,492	270,700
Ipca Laboratories, Ltd.	27,668	259,352
Power Grid Corp. of India, Ltd.	79,217	248,249

Total India		2,731,990

JAPAN: 13.9%
Sohgo Security Services Co., Ltd.	7,300	396,759
Tsukui Corp.	43,700	392,156
Daikin Industries, Ltd.	3,300	389,938
Fuji Seal International, Inc.	10,400	339,531
Ain Holdings, Inc.	3,700	221,035
Bunka Shutter Co., Ltd.	22,500	216,134
Koa Corp.	9,900	203,904
Koito Manufacturing Co., Ltd.	2,600	182,035
Hoya Corp.	3,200	159,370

Total Japan		2,500,862

TAIWAN: 8.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	77,000	589,595
Sitronix Technology Corp.	101,000	283,473
Zhen Ding Technology Holding, Ltd.	128,000	280,266
Tehmag Foods Corp.	24,100	190,315
Merida Industry Co., Ltd.	33,000	138,280
Sporton International, Inc.	18,429	99,376

Total Taiwan		1,581,305

SOUTH KOREA: 8.7%
Hanon Systems	40,255	522,814
KT Skylife Co., Ltd.	29,102	365,627
iMarketKorea, Inc.	34,262	287,718
DGB Financial Group, Inc.	20,296	199,717
Samjin Pharmaceutical Co., Ltd.	5,932	198,648

Total South Korea		1,574,524

	Shares	Value

BANGLADESH: 5.8%
BRAC Bank, Ltd.	477,002	$626,346
GrameenPhone, Ltd.	40,983	233,293
Square Pharmaceuticals, Ltd.	48,951	178,665

Total Bangladesh		1,038,304

INDONESIA: 4.8%
PT Bank Rakyat Indonesia Persero	2,365,400	633,279
PT Arwana Citramulia	5,567,000	139,801
PT BFI Finance Indonesia	2,000,900	100,285

Total Indonesia		873,365

SINGAPORE: 4.1%
SATS, Ltd.	61,000	236,754
Raffles Medical Group, Ltd.	255,800	214,211
Delfi, Ltd.	156,000	165,629
Parkway Life REIT	56,900	127,059

Total Singapore		743,653

THAILAND: 3.4%
Total Access Communication Public Co., Ltd. NVDR[b]	296,800	445,230
Kasikornbank Public Co., Ltd. NVDR	24,100	171,166

Total Thailand		616,396

PHILIPPINES: 3.0%
Puregold Price Club, Inc.	353,330	353,398
Security Bank Corp.	37,580	189,255

Total Philippines		542,653

PAKISTAN: 1.6%
Abbott Laboratories Pakistan, Ltd.	27,650	174,797
Bank Alfalah, Ltd.[b]	276,500	106,491

Total Pakistan		281,288

VIETNAM: 1.4%
Nam Long Investment Corp.	186,850	247,663

Total Vietnam		247,663

LUXEMBOURG: 0.9%
L’Occitane International SA	91,750	168,167

Total Luxembourg		168,167

TOTAL COMMON EQUITIES		16,822,375

(Cost $14,146,987)

matthewsasia.com | 800.789.ASIA	51

Matthews Asia ESG Fund

December 31, 2017

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 6.0%

	Shares	Value

SOUTH KOREA: 6.0%
Samsung SDI Co., Ltd., Pfd.	12,492	$1,089,478

Total South Korea		1,089,478

TOTAL PREFERRED EQUITIES		1,089,478

(Cost $738,028)

TOTAL INVESTMENTS: 99.2%		17,911,853
(Cost $14,885,015)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.8%		142,026

NET ASSETS: 100.0%		$18,053,879

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $545,073, which is 3.02% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

NVDR	Non-voting Depositary Receipt

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

52	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Taizo Ishida	Robert Harvey, CFA
Lead Manager	Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$15.51	$15.57
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.70%	1.52%
After Fee Waiver and Reimbursement[2]	1.48%	1.25%
Portfolio Statistics
Total # of Positions		77
Net Assets		$494.8 million
Weighted Average Market Cap		$3.1 billion
Portfolio Turnover[3]		7.74%
Benchmark
MSCI Emerging Markets Asia Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Emerging Asia Fund returned 18.42% (Investor Class) and 18.70% (Institutional Class), while its benchmark, the MSCI Emerging Markets Asia Index, returned 43.27%. For the fourth quarter of the year, the Fund returned 7.12% (Investor Class) and 7.25% (Institutional Class) versus 8.41% for the Index.

Market Environment:

Within Asia’s emerging markets, 2017 was a tale of two markets. The strongest performance took place in China, where the overall stock market rose 54% during the year. The worst performance took place in Pakistan, where the broader markets dropped by nearly -26%. Thus, we ended the year with highly divergent regional results. China’s outperformance was driven in part by positive investor sentiment toward China’s tech sector and strong flows into emerging market exchange traded funds (ETFs). China makes up roughly 40% of the MSCI Emerging Markets Asia benchmark. Leading large-cap technology names in China, such as Alibaba and Tencent, experienced enthusiastic buying from investors in 2017, requiring ETFs that track capitalization-weighted benchmarks to make large purchases of these index leaders to keep up. Pakistan, by contrast, experienced considerable negative investor sentiment in 2017. Former Prime Minister Nawaz Sharif was removed from office on corruption charges mid-year. The country also faced the prospect of a weakening currency driven by an imbalance of imports over exports, and rising oil prices. In addition, Pakistan moved from the “frontier” to “emerging” markets category for many indices during the year, but the country’s overall stock market represents only a very small slice of major indices. Following these index changes, Pakistan has not experienced major investment inflows from ETFs and it has mostly been ignored because of its small weighting in emerging markets indices. We reflect on conditions in these two particular markets because they illustrate some of the extreme differences in financial returns across the region in 2017.

Performance Contributors and Detractors:

The Fund delivered attractive absolute performance in 2017, but underperformed its benchmark. The Fund was underweight China relative to its benchmark and overweight Pakistan which detracted from performance. Our bottom-up stock selection process is focused on offering exposure to Asia’s least developed economies such as India, Bangladesh and Vietnam, and is benchmark-agnostic by design. Among our top-performing securities, PC Jeweller based in India, benefited from a robust local jewelry market as well as positive political and market sentiment. BRAC Bank, Ltd. in Bangladesh owns 51% of bKash, a mobile-payment company which has more customers than the entire brick-and-mortar banking system in Bangladesh. Balkrishna Industries in India runs a highly profitable business creating specialized tires for companies such as John Deere. And Phu Nhuan Jewelry in Vietnam is growing its store base, while also increasing same-store sales. These are all examples of solid local businesses with attractive long-term prospects. The largest detractors from performance in 2017 were the Fund’s holding in Pakistan. Among the Fund’s bottom 10 performers, five are based in Pakistan, where negative investor sentiment has dragged down the stock prices of all companies, even those with good business models. We believe Pakistan is likely to remain under negative political and macro

(continued)

1	Actual 2017 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	53

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MEASX)	7.12%	18.42%	11.23%	10.67%	4/30/13
Institutional Class (MIASX)	7.25%	18.70%	11.51%	10.92%	4/30/13
MSCI Emerging Markets Asia Index[4]	8.41%	43.27%	11.38%	8.84%
Lipper Emerging Markets Funds Category Average[5]	6.26%	34.57%	7.98%	4.25%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
PC Jeweller, Ltd.	Consumer Discretionary	India	3.6%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	3.4%
Saigon Beer Alcohol Beverage Corp.	Consumer Staples	Vietnam	3.2%
Cosco Capital, Inc.	Consumer Staples	Philippines	3.2%
BRAC Bank, Ltd.	Financials	Bangladesh	3.0%
PT Bank Mandiri Persero	Financials	Indonesia	2.9%
Masan Group Corp.	Consumer Staples	Vietnam	2.5%
Phu Nhuan Jewelry JSC	Consumer Discretionary	Vietnam	2.5%
Balkrishna Industries, Ltd.	Consumer Discretionary	India	2.4%
British American Tobacco Bangladesh Co., Ltd.	Consumer Staples	Bangladesh	2.3%
% OF ASSETS IN TOP TEN			29.0%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

54	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited) (continued)

pressures for another six to 12 months, yet we remain cautiously optimistic about our individual holdings in Pakistan for the long term. Accordingly, we did not make meaningful changes to our securities holdings in Pakistan in 2017.

Notable Portfolio Changes:

Qudian was a material addition to the portfolio in the fourth quarter of 2017. As a U.S.-listed microlender in China, Qudian conducts online lending. Over the short term, the company’s stock price had sharp negative performance in reaction to the Chinese government’s new guidance over prospective regulations for microlenders. We also increased our exposure to Pakistan’s K-Electric, which supplies energy to about half the city of Karachi. K-Electric is a turnaround story of a company improving its management and operations. The stock was priced very reasonably compared to its earning potential, so we expanded our position throughout the year. We also sold some securities during the year, including National Development Bank in Sri Lanka. National Development Bank experienced various issues, including disappointing earnings and the unexpected departure of its CEO. As the Fund has grown, we have made an effort to reduce our exposure to illiquid securities, including National Development Bank. We also sold most of our small position in Indonesian convenience store retailer Alfamart, whose stock is listed as Sumber Alfaria Trijaya, another illiquid security with what we believe is an increasingly overvalued stock price.

Outlook:

Looking toward 2018, we will continue to hunt for companies with strong earnings growth and attractive valuations. In our view, these are more likely to come from smaller, lesser-known companies. Synchronized global growth (U.S., China, Europe) is driving positive trade flows, supportive for commodities and lower risk premiums. Rising wages in China should result in a continuing flow of low-cost manufacturing jobs into ASEAN and Asia’s frontier countries. The fundamentals for smaller Asian markets remain supportive and we are cautiously optimistic for the future. A promising global environment is driving positive sentiment toward emerging markets, which could result in solid flows into the region, possibly impacting companies that are larger constituents of regional indices. Investment flows into passive funds have been a material driver of performance for some markets, and bullishness remains as investors talk about the “stars aligning” for emerging markets. When sentiment eventually turns sour, however, the resulting passive fund outflows could create substantial market volatility. With regard to finding attractive valuations among smaller-cap names through our active stock-selection process, Indonesia and the Philippines are two markets we are closely watching. Indonesia has been politically stable and we think the run-up to the upcoming election cycle will create more spending on both infrastructure and domestic consumption. In the Philippines, we are discovering individual companies we find attractive. Both markets afford opportunities to buy the type of smaller, under-the-radar companies we tend to invest in—those with attractive valuations and strong long-term growth potential driven by fast-growing economies.

COUNTRY ALLOCATION (%)[7,8]
Vietnam	19.6
Pakistan	13.3
Indonesia	12.9
India	12.6
Bangladesh	11.6
China/Hong Kong	8.3
Philippines	7.7
Sri Lanka	7.5
Singapore	0.8
Australia	0.6
Thailand	0.3
Cash and Other Assets, Less Liabilities	4.8

SECTOR ALLOCATION (%)[8]
Consumer Staples	29.7
Consumer Discretionary	24.8
Financials	15.4
Industrials	7.4
Health Care	6.8
Real Estate	3.5
Materials	3.4
Information Technology	1.4
Utilities	1.4
Energy	1.4
Cash and Other Assets, Less Liabilities	4.8

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	2.9
Large Cap ($10B–$25B)	5.5
Mid Cap ($3B–10B)	13.6
Small Cap (under $3B)	73.2
Cash and Other Assets, Less Liabilities	4.8

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	55

Matthews Emerging Asia Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 95.2%

	Shares	Value
VIETNAM: 19.6%
Saigon Beer Alcohol Beverage Corp.	1,462,000	$15,976,543
Masan Group Corp.	3,707,680	12,504,411
Phu Nhuan Jewelry JSC	2,063,683	12,449,891
Vinh Hoan Corp.[b]	4,421,900	10,378,584
Nam Long Investment Corp.	6,232,507	8,260,974
Mobile World Investment Corp.	1,020,454	5,879,707
Tien Phong Plastic JSC	1,861,224	5,737,183
Thien Long Group Corp.	1,178,125	5,298,256
Military Commercial Joint Stock Bank	4,707,780	5,265,649
National Seed JSC†	979,585	4,671,674
Domesco Medical Import Export JSC	842,780	4,249,387
Taisun International Holding Corp.	654,000	2,791,068
Lix Detergent JSC	1,168,815	2,218,324
Dinh Vu Port Investment & Development JSC	517,550	1,452,771

Total Vietnam		97,134,422

PAKISTAN: 13.3%
Indus Motor Co., Ltd.	682,950	10,398,479
PAK Suzuki Motor Co., Ltd.	1,663,250	7,502,637
K-Electric, Ltd.[b]	122,221,500	6,988,833
Shifa International Hospitals, Ltd.	2,519,051	6,892,233
Hascol Petroleum, Ltd.	2,966,300	6,640,641
The Searle Company, Ltd.	1,452,834	4,134,208
Pakistan Petroleum, Ltd.	2,127,300	3,958,856
Akzo Nobel Pakistan, Ltd.	1,975,300	3,812,768
GlaxoSmithKline Consumer Healthcare Pakistan, Ltd.[b]	1,098,957	3,229,549
ICI Pakistan, Ltd.	451,900	3,130,619
Habib Bank, Ltd.	1,885,000	2,854,233
National Foods, Ltd.	958,500	2,815,653
Meezan Bank, Ltd.	3,472,560	2,111,543
Hum Network, Ltd.	17,939,500	1,328,190

Total Pakistan		65,798,442

INDONESIA: 12.9%
PT Bank Mandiri Persero	24,454,000	14,399,895
PT Gudang Garam	1,731,000	10,691,564
PT Kino Indonesia	62,128,100	9,732,560
PT Matahari Department Store	9,141,500	6,715,655
PT Adira Dinamika Multi Finance	11,372,900	5,965,659
PT Hexindo Adiperkasa	22,802,000	5,030,653
PT BFI Finance Indonesia	73,579,500	3,687,788
PT Mayora Indah	24,273,200	3,613,920
PT Catur Sentosa Adiprana	70,131,000	2,346,746
PT Sumber Alfaria Trijaya	37,265,200	1,679,660

Total Indonesia		63,864,100

	Shares	Value
INDIA: 12.6%
PC Jeweller, Ltd.	2,519,017	$17,974,962
Balkrishna Industries, Ltd.	649,064	12,119,343
Praj Industries, Ltd.	3,594,497	6,298,923
Shriram Transport Finance Co., Ltd.	268,352	6,220,448
Caplin Point Laboratories, Ltd.	489,805	4,834,206
Kwality, Ltd.	2,533,204	4,473,081
Supreme Industries, Ltd.	178,934	3,615,865
VST Industries, Ltd.	60,083	3,016,692
Cipla India, Ltd.	311,919	2,965,766
Poly Medicure, Ltd.	234,582	1,026,314

Total India		62,545,600

BANGLADESH: 11.6%
BRAC Bank, Ltd.	11,209,139	14,718,595
British American Tobacco Bangladesh Co., Ltd.	278,950	11,497,981
Square Pharmaceuticals, Ltd.	2,626,233	9,585,453
The City Bank, Ltd.	9,945,509	6,398,804
Berger Paints Bangladesh, Ltd.	251,708	6,279,953
Olympic Industries, Ltd.	1,416,833	4,939,960
Marico Bangladesh, Ltd.	289,217	3,868,818

Total Bangladesh		57,289,564

CHINA/HONG KONG: 8.3%
Shenzhou International Group Holdings, Ltd.	1,761,000	16,726,305
Luk Fook Holdings International, Ltd.	1,986,000	8,512,655
Tongda Group Holdings, Ltd.	27,650,000	7,047,272
Red Star Macalline Group Corp., Ltd. H Shares[c,d]	2,429,000	3,935,970
Qudian, Inc. ADR[b]	245,600	3,079,824
Future Bright Holdings, Ltd.	18,612,000	1,715,205
The 13 Holdings, Ltd.[b]	5,608,000	225,319

Total China/Hong Kong		41,242,550

PHILIPPINES: 7.7%
Cosco Capital, Inc.	103,552,400	15,972,626
STI Education Systems Holdings, Inc.	254,154,000	8,298,698
San Miguel Pure Foods Co., Inc.	753,370	7,983,428
Emperador, Inc.	28,727,700	4,229,739
Vista Land & Lifescapes, Inc.	12,519,100	1,502,192

Total Philippines		37,986,683

SRI LANKA: 7.5%
Sampath Bank PLC	5,289,790	10,879,392
Ceylon Cold Stores PLC	1,364,787	8,445,676
John Keells Holdings PLC	7,687,955	7,437,533
Teejay Lanka PLC	18,872,680	4,182,405
Expolanka Holdings PLC	94,231,424	3,253,593
Ceylon Tobacco Co. PLC	359,928	2,355,360
Lanka Orix Leasing Co. PLC[b]	573,466	430,906

Total Sri Lanka		36,984,865

56	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

December 31, 2017

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
SINGAPORE: 0.8%
Yoma Strategic Holdings, Ltd.	9,489,466	$3,820,598

Total Singapore		3,820,598

AUSTRALIA: 0.6%
Oil Search, Ltd.	467,309	2,829,373

Total Australia		2,829,373

THAILAND: 0.3%
SNC Former Public Co., Ltd.	4,002,800	1,717,100

Total Thailand		1,717,100

TOTAL INVESTMENTS: 95.2%		471,213,297
(Cost $387,113,577)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.8%		23,615,720

NET ASSETS: 100.0%		$494,829,017

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $3,935,970, which is 0.80% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	57

PORTFOLIO MANAGERS
Michael J. Oh, CFA
Lead Manager
Lydia So, CFA	Robert Harvey, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$14.19	$14.26
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.24%	1.05%
Portfolio Statistics
Total # of Positions		40
Net Assets		$206.3 million
Weighted Average Market Cap		$109.8 billion
Portfolio Turnover[2]		66.51%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Asia Innovators Fund returned 52.88% (Investor Class) and 53.18% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 42.08%. For the fourth quarter of the year, the Fund returned 9.67% (Investor Class) and 9.69% (Institutional Class) versus 8.27% for the Index.

Market Environment:

Asia equity markets showed strong performance in 2017, as the region comfortably digested three rate increases by the U.S. Federal Reserve. At the beginning of the year, U.S. President Trump’s rhetoric toward trade relations with China was highly protectionist, creating uncertainty and unease among investors. As the year progressed, however, worries abated of a trade war between the U.S. and China. Investor sentiment greatly improved by year end. The overall growth in the global economy had a positive impact on Asia. Asian currencies strengthened during the year and markets remained relatively calm, despite military tensions in North Korea and the absence of specifics around Trump’s future trade policies with Asia. Amid the geopolitical risks, the fundamentals of companies we invest in remained solid. Corporate earnings were strong in 2017—especially within the internet and technology sectors. We expect this trend to continue into 2018. Meanwhile, consumption in China is holding up well, especially in the services industry. As household incomes rose, consumers in Asia upgraded their products, creating attractive opportunities for innovative companies in the region. We remain optimistic in our outlook for innovative companies as we expect growth drivers for Asia’s economies to continue to shift from labor and capital inputs to productivity gains driven by innovation.

Performance Contributors and Detractors:

Our top-performing securities represent a diverse group of sectors, including consumer discretionary, financials and health care. This diversity of sectors illustrates how innovation across Asia is taking place in a broad range of industries and businesses beyond information technology. Two notable companies that made a positive contribution to performance during the year were TAL Education Group and Jiangsu Hengrui Medicine. TAL Education Group provides afterschool education services in China, including college preparation study courses. As discretionary spending in China continues to rise, many families are spending that extra money on education, as well as health care. TAL Education Group has a strong online education platform, making their business model scalable for future growth.

We believe Hengrui Medicine is at the forefront of innovation in China’s growing pharmaceutical industry. In our view, Hengrui has the potential to become a global pharmaceutical leader. China is already one of the world’s largest pharmaceutical markets and it continues to expand its reach.

Securities that detracted from performance were not necessarily clustered around any specific sectors or geographic exposures. Rather, detractors from performance were simply companies that had lost a competitive edge within their respective industries or were facing new headwinds in their business models. The Fund’s worst-performing securities for the year included Momo and China Biologic Products. We ultimately exited both positions in 2017, changes we discuss in the next section.

Notable Portfolio Changes:

In 2017, we expanded our exposure to the financials sector, and our holdings in this sector were a positive contributor to performance. Ping An, for example, is an

(continued)

1	Actual 2017 expense ratios.
2	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

58	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	9.67%	52.88%	13.24%	16.55%	7.46%	4.28%		12/27/99
Institutional Class (MITEX)	9.69%	53.18%	13.44%	n.a.	n.a.	15.98%		4/30/13
MSCI AC Asia ex Japan Index[3]	8.27%	42.08%	11.03%	8.26%	4.11%	7.07%	[4]
Lipper Pacific ex Japan Funds Category Average[5]	8.50%	39.66%	10.19%	7.61%	4.23%	6.69%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

4	Calculated from 12/31/99.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	China/Hong Kong	5.0%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	4.7%
Jiangsu Hengrui Medicine Co., Ltd.	Health Care	China/Hong Kong	4.3%
Alibaba Group Holding, Ltd.	Information Technology	China/Hong Kong	4.3%
HDFC Bank, Ltd.	Financials	India	3.8%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	3.6%
Wuliangye Yibin Co., Ltd.	Consumer Staples	China/Hong Kong	3.2%
NAVER Corp.	Information Technology	South Korea	3.1%
Midea Group Co., Ltd.	Consumer Discretionary	China/Hong Kong	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	2.9%
% OF ASSETS IN TOP TEN			38.0%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	59

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	49.7
South Korea	20.1
India	10.8
Indonesia	3.0
Taiwan	2.9
Bangladesh	2.9
Thailand	2.8
Vietnam	2.8
Philippines	1.4
Cash and Other Assets, Less Liabilities	3.6

SECTOR ALLOCATION (%)[8]
Financials	30.1
Information Technology	27.7
Consumer Discretionary	17.1
Consumer Staples	11.4
Health Care	8.5
Industrials	1.4
Cash and Other Assets, Less Liabilities	3.6

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	57.7
Large Cap ($10B–$25B)	16.2
Mid Cap ($3B–10B)	7.7
Small Cap (under $3B)	14.8
Cash and Other Assets, Less Liabilities	3.6

7	Not all countries are included in the benchmark index(es).

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited) (continued)

insurance company with an innovative technology platform. Serving hundreds of millions of users, Ping An offers several different apps to help consumers. The apps serve as a complementary offering to their traditional insurance products. We think the firm’s approach is highly differentiated in the marketplace because it marries traditional insurance services with a mobile interface. Also in the financials sector, we added HDFC Bank of India. As a private bank, HDFC is taking market share from India’s state-owned banks and benefiting from financial reforms that are directing increased liquidity into the formal, taxable economy. We sold our position in Momo, a Chinese social media platform, because we did not see the growth we expected from the company. Compared to other internet platforms in China, Momo has generated weak performance and lost its competitive edge, in our view. We also sold China Biologic Products because we saw worrying signs of deteriorating corporate governance issues.

Outlook:

Our outlook for 2018 is positive for Asia’s technology, financials and consumer sectors. Fundamentals for technology companies remain strong and we expect the sector to continue to perform well, even though it may not match its 2017 performance. The financial services sector also is poised for continued growth. Many households in Asia lack basic banking services and reaching underserved consumers via mobile and other technologies represents a significant opportunity for financial services companies. A key trend we continue to watch in the consumer sector is the rise of the middle class. As incomes rise, consumers tend to spend more on entertainment, travel, health care and on products and services that improve their enjoyment and quality of life. Keeping an eye on regional politics, we expect China’s relationship with South Korea to improve. Trading relationships should resume and deepen. With regard to military tensions with North Korea, we believe Kim Jong Un’s regime is focused primarily on its own survival. If the U.S. and North Korea were to hold talks in 2018, that would be a highly positive development for stability and economic growth across the region.

60	MATTHEWS ASIA FUNDS

Matthews Asia Innovators Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 92.8%

	Shares	Value

CHINA/HONG KONG: 49.7%
Tencent Holdings, Ltd.	198,600	$10,279,130
Ping An Insurance Group Co. of China, Ltd. H Shares	940,000	9,749,745
Jiangsu Hengrui Medicine Co., Ltd. A Shares	829,388	8,782,804
Alibaba Group Holding, Ltd. ADR[b]	50,900	8,776,687
Wuliangye Yibin Co., Ltd. A Shares	537,099	6,586,348
Midea Group Co., Ltd. A Shares	756,809	6,431,611
AIA Group, Ltd.	691,000	5,877,402
TAL Education Group ADR	183,600	5,454,756
China Construction Bank Corp. H Shares	5,911,000	5,441,387
NetEase, Inc. ADR	15,600	5,383,092
Ctrip.com International, Ltd. ADR[b]	107,300	4,731,930
JD.com, Inc. ADR[b]	109,800	4,547,916
China International Travel Service Corp., Ltd. A Shares	625,336	4,162,158
CSPC Pharmaceutical Group, Ltd.	1,944,000	3,916,425
Shenzhen Inovance Technology Co., Ltd. A Shares	660,522	2,942,639
Industrial & Commercial Bank of China, Ltd. H Shares	3,470,000	2,781,673
Baidu, Inc. ADR[b]	10,300	2,412,363
Hangzhou Hikvision Digital Technology Co., Ltd. A Shares	382,926	2,292,618
Silergy Corp.	90,000	2,056,555

Total China/Hong Kong		102,607,239

SOUTH KOREA: 16.5%
NAVER Corp.	7,963	6,468,979
Hana Tour Service, Inc.	61,835	5,938,206
Orion Corp.[b]	60,814	5,926,100
KB Financial Group, Inc.	90,347	5,347,017
BGF Retail Co., Ltd.[b]	22,579	4,429,116
Hugel, Inc.[b]	6,326	3,294,528
Samsung Electronics Co., Ltd.	1,088	2,584,991

Total South Korea		33,988,937

INDIA: 10.8%
HDFC Bank, Ltd.	267,879	7,861,978
Housing Development Finance Corp., Ltd.	159,163	4,262,170
IndusInd Bank, Ltd.	157,731	4,069,558
Info Edge India, Ltd.	158,665	3,456,810
Britannia Industries, Ltd.	34,455	2,539,110

Total India		22,189,626

INDONESIA: 3.0%
PT Bank Mandiri Persero	8,572,500	5,047,972
PT Sumber Alfaria Trijaya	25,922,200	1,168,395

Total Indonesia		6,216,367

TAIWAN: 2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	779,000	5,964,862

Total Taiwan		5,964,862

BANGLADESH: 2.9%
BRAC Bank, Ltd.	4,504,413	5,914,694

Total Bangladesh		5,914,694

	Shares	Value

THAILAND: 2.8%
Kasikornbank Public Co., Ltd.	821,700	$5,835,979

Total Thailand		5,835,979

VIETNAM: 2.8%
Mobile World Investment Corp.	707,470	4,076,339
Domesco Medical Import Export JSC	325,220	1,639,794

Total Vietnam		5,716,133

PHILIPPINES: 1.4%
Puregold Price Club, Inc.	2,924,300	2,924,862

Total Philippines		2,924,862

TOTAL COMMON EQUITIES		191,358,699

(Cost $135,217,220)

PREFERRED EQUITIES: 3.6%
SOUTH KOREA: 3.6%
Samsung Electronics Co., Ltd., Pfd.	3,840	7,478,064

Total South Korea		7,478,064

TOTAL PREFERRED EQUITIES		7,478,064

(Cost $4,593,698)

TOTAL INVESTMENTS: 96.4%		198,836,763
(Cost $139,810,918)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.6%		7,451,692

NET ASSETS: 100.0%		$206,288,455

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	61

PORTFOLIO MANAGERS
Andrew Mattock, CFA
Lead Manager
Henry Zhang, CFA	Winnie Chwang
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$22.20	$22.17
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.93%
Portfolio Statistics
Total # of Positions		45
Net Assets		$905.5 million
Weighted Average Market Cap		$143.8 billion
Portfolio Turnover[2]		78.74%
Benchmark
MSCI China Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews China Fund returned 59.37% (Investor Class) and 59.71% (Institutional Class), outperforming its benchmark, the MSCI China Index, which returned 54.33%. For the fourth quarter of the year, the Fund rose 9.58% (Investor Class) and 9.65% (Institutional Class) versus 7.62% for the Index.

Market Environment:

2017 marked a noticeable year of outperformance for Chinese equity markets after an extended period of mediocre returns. We believe that this inflection point for China was reached following years of concerted government effort in transitioning its economy to one that focuses on domestic consumption and sustainable, quality growth. For the first time in many years, China’s equity markets did not disappoint in terms of corporate earnings growth expectations. Underscoring the economy’s robust earnings growth has been the further implementation of China’s supply-side and state-owned enterprise reforms as well as the continuation of a stable macroeconomic environment, which further promotes investment and income growth. While the global political environment remains noisy, the popularity of President Xi Jinping provides welcome stability and ensures his market-oriented reforms for the mainland continue to benefit the economy. Xi’s goals for quality growth and increased innovation were reiterated at the 19th National Congress of the Communist Party meetings and aligned with what we believe are long-term growth opportunities in China.

Performance Contributors and Detractors:

During both the fourth quarter and 12-month period, stock selection was the main driver of the Fund’s outperformance against the benchmark. For 2017, the portfolio’s best-performing sectors were information technology, financials and consumer discretionary. Ping An Insurance Group, a financial conglomerate and China’s second-largest life insurer, was one of the top contributors to Fund performance. We expect the company to maintain sustainable and quality growth as its focus on long-term protection products and its success in consumer finance business start to bear fruit. China Merchants Bank, a leading retail bank, also was a top performer during the year. The firm delivered strong results thanks to its solid retail franchise, high asset quality and solid risk management. While internet services provider Tencent Holdings and e-commerce platform provider Alibaba Group were the top contributors to the Fund’s absolute return, they were relative detractors during the year as together they accounted for a much higher weighting in the index, about 27%. Both companies delivered results above expectations and further solidified their dominance in their respective arenas.

Conversely, Semiconductor Manufacturing International, the largest semiconductor manufacturer in mainland China, was a detractor to Fund performance. We exited the position early in the year amid a major management change that we believed could significantly impact its future operation. Bitauto Holdings, a leading auto information and financing platform operator, also performed poorly as investors became concerned about margin pressure due to expenses associated with a separate listing of its spin-off division. We maintain a position in Bitauto, however, as we believe the company’s longer-term outlook remains intact.

Notable Portfolio Changes:

During the fourth quarter, we initiated a position in Minth Group, a leading manufacturer of auto body parts and trim. With its strong R&D and solid execution, we expect Minth to increase its market share for its existing product

(continued)

1	Actual 2017 expense ratios.
2	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

62	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MCHFX)	9.58%	59.37%	15.67%	9.59%	4.22%	10.66%		2/19/98
Institutional Class (MICFX)	9.65%	59.71%	15.84%	9.75%	n.a.	5.09%		10/29/10
MSCI China Index[3]	7.62%	54.33%	12.96%	10.16%	3.19%	5.27%	[4]
Lipper China Region Funds Category Average[5]	7.29%	43.89%	11.28%	9.37%	2.80%	8.18%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

4	Calculated from 2/28/98.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	10.1%
Alibaba Group Holding, Ltd.	Information Technology	7.1%
China Life Insurance Co., Ltd.	Financials	6.6%
Ping An Insurance Group Co. of China, Ltd.	Financials	5.2%
China Construction Bank Corp.	Financials	4.9%
Agricultural Bank of China, Ltd.	Financials	3.7%
Industrial & Commercial Bank of China, Ltd.	Financials	3.0%
Sino Biopharmaceutical, Ltd.	Health Care	2.6%
Baidu, Inc.	Information Technology	2.6%
KWG Property Holding, Ltd.	Real Estate	2.5%
% OF ASSETS IN TOP TEN		48.3%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	63

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	98.5
Cash and Other Assets, Less Liabilities	1.5

SECTOR ALLOCATION (%)[7]
Information Technology	31.2
Financials	29.2
Consumer Discretionary	12.0
Industrials	5.2
Energy	4.8
Real Estate	4.6
Health Care	3.7
Materials	3.2
Consumer Staples	3.1
Utilities	1.5
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	58.2
Large Cap ($10B–$25B)	5.3
Mid Cap ($3B–10B)	27.3
Small Cap (under $3B)	7.7
Liabilities in Excess of Cash and Other Assets	1.5

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews China Fund

Portfolio Manager Commentary  (unaudited) (continued)

line and also to expand into new product areas. We also added CIFI Holdings, a residential real estate developer focused on the Yangtze River Delta and Pan-Bohai Rim areas of China. We believe the company’s ample land bank in these highly sought-after regions will provide high visibility to its future growth.

During the quarter, we exited our positions in Beijing Capital International Airport due to uncertainty surrounding a second airport in the capital and a new round of import tariff cuts in China.

Outlook:

Despite the strong equity performance in 2017, we found the lack of market volatility throughout the year to be surprising. This has led us to believe that many global investors have not participated in the rally and may reconsider their underweight exposures to China in the coming year. From a fundamental standpoint, we are optimistic that 2018 will continue to show solid corporate earnings growth. While the property sector is expected to slow as the government reins in rapid price appreciation, consumer discretionary items such as home appliances should benefit as new homeowners begin to outfit new residences. In the heavy industrials segment, we expect moderate growth as a lack of demand could translate into inadequate volume growth. Despite this forecast, we believe pricing trends should improve as consolidation continues to remove excess capacity in the system. The debate over whether China could face a banking crisis may continue in 2018 as it has every year over the past decade. As in years past, we continue to believe that financial system risks are contained and the likelihood of China experiencing any widespread banking collapse remains small. As China remains firm in controlling its debt levels, its banking system may see further regulation security within areas such as wealth management products. We are also encouraged that banks continue to position their loan books toward healthier mortgage loans. On the political front, we expect a stable environment under the leadership of President Xi and continued progress in the country’s reforms. In addition, yearlong worries of a trade war between China and the U.S. faded during the second half of 2017, and should become less topical in the coming year. Trade is only a small engine for China’s overall growth and will continue to diminish in significance as its domestic economy continues to evolve and grow.

64	MATTHEWS ASIA FUNDS

Matthews China Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 98.5%

	Shares	Value
INFORMATION TECHNOLOGY: 31.2%
Internet Software & Services: 23.1%
Tencent Holdings, Ltd.	1,762,100	$91,202,692
Alibaba Group Holding, Ltd. ADR[b]	372,800	64,281,904
Baidu, Inc. ADR[b]	101,500	23,772,315
SINA Corp.[b]	186,900	18,747,939
Bitauto Holdings, Ltd. ADR[b]	238,900	7,597,020
Baozun, Inc. ADR[b]	111,841	3,529,702

		209,131,572

Electronic Equipment, Instruments & Components: 2.5%
AVIC Jonhon OptronicTechnology Co., Ltd. A Shares	2,255,452	13,628,132
Hangzhou Hikvision Digital Technology Co., Ltd. A Shares	1,565,400	9,375,092

		23,003,224

IT Services: 2.1%
Chinasoft International, Ltd.	29,074,000	19,270,403

Semiconductors & Semiconductor Equipment: 2.0%
ASM Pacific Technology, Ltd.	1,281,200	17,774,140

Communications Equipment: 1.5%
ZTE Corp. H Shares[b]	3,701,400	13,834,903

Total Information Technology		283,014,242

FINANCIALS: 29.2%
Banks: 13.5%
China Construction Bank Corp. H Shares	48,195,660	44,366,644
Agricultural Bank of China, Ltd. H Shares	71,482,000	33,220,528
Industrial & Commercial Bank of China, Ltd. H Shares	34,085,000	27,323,720
China Merchants Bank Co., Ltd. H Shares	4,465,643	17,679,760

		122,590,652

Insurance: 11.8%
China Life Insurance Co., Ltd. H Shares	19,061,000	59,441,980
Ping An Insurance Group Co. of China, Ltd. H Shares	4,558,500	47,281,077

		106,723,057

Capital Markets: 3.9%
CITIC Securities Co., Ltd. H Shares	10,324,000	21,234,803
China International Capital Corp., Ltd. H Shares[c,d]	6,560,000	13,616,612

		34,851,415

Total Financials		264,165,124

CONSUMER DISCRETIONARY: 12.0%
Auto Components: 4.5%
Nexteer Automotive Group, Ltd.	7,462,000	17,732,879
Minth Group, Ltd.	2,090,000	12,568,198
Huayu Automotive Systems Co., Ltd. A Shares	2,306,250	10,511,600

		40,812,677

Household Durables: 3.8%
Midea Group Co., Ltd. A Shares	1,584,954	13,469,459
Gree Electric Appliances, Inc. of Zhuhai A Shares	1,857,000	12,459,035
Zhejiang Supor Cookware Co., Ltd. A Shares	1,450,059	8,970,982

		34,899,476

	Shares	Value
Internet & Direct Marketing Retail: 2.5%
JD.com, Inc. ADR[b]	540,179	$22,374,214

Hotels, Restaurants & Leisure: 1.2%
Shangri-La Asia, Ltd.	4,650,000	10,530,373

Total Consumer Discretionary		108,616,740

INDUSTRIALS: 5.2%
Commercial Services & Supplies: 3.4%
China Everbright International, Ltd.	12,763,000	18,208,283
Focused Photonics Hangzhou, Inc. A Shares	2,282,032	12,454,135

		30,662,418

Professional Services: 1.3%
51job, Inc. ADR[b]	193,500	11,774,475

Machinery: 0.5%
Han’s Laser Technology Industry Group Co., Ltd. A Shares	571,858	4,329,914

Total Industrials		46,766,807

ENERGY: 4.8%
Oil, Gas & Consumable Fuels: 4.8%
Yanzhou Coal Mining Co., Ltd. H Shares	14,884,000	17,357,536
China Petroleum & Chemical Corp. H Shares	21,478,000	15,731,204
China Shenhua Energy Co., Ltd. H Shares	4,129,000	10,667,038

Total Energy		43,755,778

REAL ESTATE: 4.6%
Real Estate Management & Development: 4.6%
KWG Property Holding, Ltd.	19,569,000	22,810,528
CIFI Holdings Group Co., Ltd.	15,904,000	9,555,414
China Overseas Grand Oceans Group, Ltd.	17,114,000	9,341,160

Total Real Estate		41,707,102

HEALTH CARE: 3.7%
Pharmaceuticals: 2.7%
Sino Biopharmaceutical, Ltd.	13,529,000	23,918,057

Biotechnology: 1.0%
3SBio, Inc.[b,c,d]	4,775,500	9,360,997

Total Health Care		33,279,054

MATERIALS: 3.2%
Construction Materials: 2.0%
China National Materials Co., Ltd. H Shares	23,858,000	17,790,113

Metals & Mining: 1.2%
MMG, Ltd.[b]	22,808,000	11,284,236

Total Materials		29,074,349

CONSUMER STAPLES: 3.1%
Food Products: 1.7%
Angel Yeast Co., Ltd. A Shares	3,055,027	15,345,484

Beverages: 1.4%
Wuliangye Yibin Co., Ltd. A Shares	703,708	8,629,443
Wuliangye Yibin Co., Ltd. A Shares	331,649	4,068,201

		12,697,644

Total Consumer Staples		28,043,128

matthewsasia.com | 800.789.ASIA	65

Matthews China Fund

December 31, 2017

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
UTILITIES: 1.5%
Water Utilities: 1.5%
Beijing Enterprises Water Group, Ltd.	17,204,000	$13,290,976

Total Utilities		13,290,976

TOTAL INVESTMENTS: 98.5%		891,713,300
(Cost $672,693,639)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		13,769,689

NET ASSETS: 100.0%		$905,482,989

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $22,977,609, which is 2.54% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

66	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Sunil Asnani
Lead Manager
Sharat Shroff, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$34.31	$34.51
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.89%
Portfolio Statistics
Total # of Positions		52
Net Assets		$2.3 billion
Weighted Average Market Cap		$17.0 billion
Portfolio Turnover[2]		16.81%
Benchmark
S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews India Fund returned 35.79% (Investor Class) and 36.05% (Institutional Class) while its benchmark, the S&P Bombay Stock Exchange 100 Index, returned 41.88%. For the fourth quarter of the year, the Fund returned 10.05% (Investor Class) and 10.11% (Institutional Class) versus 11.12% for the Index.

Market Environment:

During 2017, India’s stock market rallied amid liquidity fueled by demonetization despite economic fundamentals that had worsened. Ongoing pressure spurred by the demonetization and supply chain disruption ahead of July’s Goods and Services Tax (GST) pushed gross domestic product growth to a three-year low of 5.7% in the April to June quarter before rebounding to 6.3% in the July to September quarter. Corporate earnings across most sectors remained depressed except for energy and metals companies, which benefited from a rise in commodity prices. Inflation surged to a 15-month high of 4.88%, which kept India’s central bank from loosening monetary policy further. The ailing state-owned banking sector got a new lifeline after the government announced a massive bank recapitalization program, using a portion of banking deposits to inject equity into its banks. During the year, the Bharatiya Janata Party (BJP), which constitutes the central government, won elections in multiple states including Uttar Pradesh, Himachal Pradesh and Gujarat, further strengthening Prime Minister Narendra Modi’s power base.

Performance Contributors and Detractors:

The portfolio’s higher cash position toward the beginning of the year, and its lower allocation to energy and metals stocks, which benefited from rising commodity prices, contributed to its underperformance against the benchmark. Our financials sector holdings contributed most to the Fund’s absolute performance for the year. Our avoidance of state-owned banks, however, hurt our relative Fund performance during the second half of the year when their stock prices rallied suddenly following the recapitalization plans for these ailing banks. In our assessment, the amount of government recapitalization is barely sufficient to meet provisional requirements for only some of these banks and not enough to grow their loan book. We believe well-run private sector banks should continue to grow profitably and gain market share. Our higher allocation to information technology (IT) and health care stocks was also a detractor amid pricing pressures in developed markets. Some of this should reverse going forward should the U.S. Federal Reserve raise interest rates, and help profitability.

Stock-specific factors within the consumer discretionary, IT and health care sectors partially mitigated the relative drag. One such consumer stock was Titan, a Tata Group-owned company that sells branded jewelry, watches and other accessories. Titan has extensively benefited from the government’s drive to level the playing fields for the organized and unorganized sectors through demonetization and GST, which has led to a significant shift of business from the unorganized players to organized ones like Titan.

Notable Portfolio Changes:

During the year, we exited or trimmed many companies across sectors where the risk/reward asymmetry was becoming unfavorable. We also added new positions across varied industries such as autos, IT and materials. One new addition was Mphasis, a small-cap IT services company undergoing a business transformation and new ownership structure. The company caters primarily to banking and financial services clients who might benefit from rising Fed rates going forward. The macroeconomic tailwinds along with a renewed management team should help the company grow profitably.

(continued)

1	Actual 2017 expense ratios.
2	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	67

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	10.05%	35.79%	10.61%	15.83%	5.55%	12.85%		10/31/05
Institutional Class (MIDNX)	10.11%	36.05%	10.85%	16.04%	n.a.	7.93%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	11.12%	41.88%	10.75%	11.21%	1.92%	11.62%	[4]
Lipper India Region Funds Category Average[5]	12.60%	44.04%	11.49%	12.48%	1.59%	10.00%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from S&P BSE 100 Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

4	Calculated from 10/31/05.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Suzuki Motor Corp.	Consumer Discretionary	6.2%
HDFC Bank, Ltd.	Financials	5.6%
Eicher Motors, Ltd.	Industrials	5.3%
IndusInd Bank, Ltd.	Financials	5.0%
Kotak Mahindra Bank, Ltd.	Financials	4.7%
ITC, Ltd.	Consumer Staples	4.6%
Info Edge India, Ltd.	Information Technology	3.1%
Bharat Financial Inclusion, Ltd.	Financials	3.1%
Ajanta Pharma, Ltd.	Health Care	3.1%
eClerx Services, Ltd.	Information Technology	2.9%
% OF ASSETS IN TOP TEN		43.6%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

68	MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

Current valuations are closer to the highs seen in 2007 and 2010, however, earnings have been relatively depressed. We believe the liquidity driving the markets might continue for some time amid a conversion of savings from physical assets to financial ones. Corporate earnings may rebound from their recent lows over the short to medium term as the formalization of India’s economy starts to yield positive results. Public spending on infrastructure, including logistics and housing, would possibly increase as the government attempts to make up for the lack of private capital expenditure and create more jobs to woo voters in the lead up to the 2019 national elections. We anticipate this infrastructure spending, along with the government’s new program to make direct bank deposits to consumers receiving subsidies, should lead to more consumer spending, especially from rural areas. The aftereffects of the country’s demonetization and GST implementation might continue to dampen India’s private investment climate. In the medium term, however, we believe the GST implementation should lead to better tax collection and mitigate deficit formation, and we will continue to be watchful of any surges in inflation.

COUNTRY ALLOCATION (%)[7]
India	89.2
Japan	6.2
Israel	2.0
United States	1.8
Cash and Other Assets, Less Liabilities	0.9

SECTOR ALLOCATION (%)[7]
Financials	33.7
Consumer Staples	17.9
Information Technology	12.9
Industrials	11.4
Consumer Discretionary	10.7
Health Care	9.0
Materials	3.5
Cash and Other Assets, Less Liabilities	0.9

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	27.5
Large Cap ($10B–$25B)	14.7
Mid Cap ($3B–10B)	15.5
Small Cap (under $3B)	41.4
Cash and Other Assets, Less Liabilities	0.9

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	69

Matthews India Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 99.1%

	Shares	Value
FINANCIALS: 33.7%
Banks: 18.7%
HDFC Bank, Ltd.	4,345,349	$127,531,609
IndusInd Bank, Ltd.	4,431,794	114,343,045
Kotak Mahindra Bank, Ltd.	6,697,258	105,889,113
DCB Bank, Ltd.	11,586,779	35,524,530
Yes Bank, Ltd.	6,036,920	29,742,507
IDFC Bank, Ltd.	13,650,467	11,577,924
HDFC Bank, Ltd. ADR	8,422	856,265

		425,464,993

Consumer Finance: 9.0%
Bharat Financial Inclusion, Ltd.[b]	4,499,665	70,307,649
Shriram City Union Finance, Ltd.	1,873,192	61,832,725
Cholamandalam Investment and Finance Co., Ltd.	2,512,456	51,154,474
Sundaram Finance, Ltd.	695,531	20,443,763

		203,738,611

Thrifts & Mortgage Finance: 4.3%
Housing Development Finance Corp., Ltd.	2,458,810	65,843,608
GRUH Finance, Ltd.	4,220,641	33,208,372

		99,051,980

Capital Markets: 1.7%
CRISIL, Ltd.	1,306,990	38,384,992

Total Financials		766,640,576

CONSUMER STAPLES: 17.9%
Personal Products: 8.2%
Dabur India, Ltd.	11,252,176	61,525,027
Emami, Ltd.	2,250,122	46,876,047
Bajaj Corp., Ltd.	6,201,714	46,473,382
Marico, Ltd.	6,222,328	31,386,407

		186,260,863

Tobacco: 7.2%
ITC, Ltd.	25,171,965	103,661,184
VST Industries, Ltd.†	1,167,175	58,602,396

		162,263,580

Food Products: 2.5%
Nestle India, Ltd.	244,636	30,151,574
Zydus Wellness, Ltd.	1,670,471	27,225,948

		57,377,522

Total Consumer Staples		405,901,965

INFORMATION TECHNOLOGY: 12.9%
IT Services: 9.8%
eClerx Services, Ltd.†	2,701,931	66,292,305
Mindtree, Ltd.	4,936,665	47,365,378
Cognizant Technology Solutions Corp. Class A	573,500	40,729,970
Tata Consultancy Services, Ltd.	950,000	40,167,815
Mphasis, Ltd.	2,450,000	27,801,184

		222,356,652

Internet Software & Services: 3.1%
Info Edge India, Ltd.	3,230,761	70,388,097

Total Information Technology		292,744,749

	Shares	Value
INDUSTRIALS: 11.4%
Machinery: 9.2%
Eicher Motors, Ltd.	254,500	$120,686,295
AIA Engineering, Ltd.	2,658,638	64,577,485
Ashok Leyland, Ltd.	13,156,152	24,491,794

		209,755,574

Air Freight & Logistics: 1.2%
Blue Dart Express, Ltd.	380,973	27,175,010

Road & Rail: 0.7%
Container Corp. of India, Ltd.	782,568	16,884,664

Airlines: 0.3%
InterGlobe Aviation, Ltd.[c,d]	320,000	6,029,000

Total Industrials		259,844,248

CONSUMER DISCRETIONARY: 10.7%
Automobiles: 6.2%
Suzuki Motor Corp.	2,427,000	140,483,630

Household Durables: 3.3%
Symphony, Ltd.	2,023,202	55,368,424
LA Opala RG, Ltd.	1,481,323	14,216,199
Dixon Technologies India, Ltd.[b,d]	95,000	6,237,754

		75,822,377

Textiles, Apparel & Luxury Goods: 1.2%
Page Industries, Ltd.	53,100	21,198,035
Titan Co., Ltd.	428,691	5,763,678

		26,961,713

Total Consumer Discretionary		243,267,720

HEALTH CARE: 9.0%
Pharmaceuticals: 8.2%
Ajanta Pharma, Ltd.	2,992,070	69,915,362
Taro Pharmaceutical Industries, Ltd.[b]	435,900	45,643,089
Caplin Point Laboratories, Ltd.	3,028,687	29,892,094
Alembic Pharmaceuticals, Ltd.	3,498,862	29,096,818
Sun Pharmaceutical Industries, Ltd.	1,352,917	12,065,934
Eris Lifesciences, Ltd.[b,c,d]	5,462	67,976

		186,681,273

Health Care Equipment & Supplies: 0.8%
Poly Medicure, Ltd.	4,153,464	18,171,710

Total Health Care		204,852,983

MATERIALS: 3.5%
Chemicals: 3.4%
Pidilite Industries, Ltd.	1,800,000	25,446,206
Asian Paints, Ltd.	1,176,000	21,315,942
Supreme Industries, Ltd.	871,965	17,620,507
Castrol India, Ltd.	4,598,126	13,884,146

		78,266,801

Metals & Mining: 0.1%
NMDC, Ltd.	646,157	1,395,017

Total Materials		79,661,818

70	MATTHEWS ASIA FUNDS

Matthews India Fund

December 31, 2017

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 99.1%	$2,252,914,059
(Cost $1,522,238,300)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%	19,519,157

NET ASSETS: 100.0%	$2,272,433,216

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $6,096,976, which is 0.27% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	71

PORTFOLIO MANAGERS
Kenichi Amaki
Lead Manager
Taizo Ishida
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$24.12	$24.16
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	0.95%	0.87%
After Fee Waiver and Reimbursement[2]	0.94%	0.86%
Portfolio Statistics
Total # of Positions		59
Net Assets		$4.1 billion
Weighted Average Market Cap		$24.3 billion
Portfolio Turnover[3]		44.34%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund*

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Japan Fund returned 33.14% (Investor Class) and 33.23% (Institutional Class), outperforming its benchmark, the MSCI Japan Index, which returned 24.39%. For the fourth quarter of the year, the Fund returned 8.25% (Investor Class) and 8.21% (Institutional Class), versus 8.52% for the Index.

Market Environment:

2017 was a solid year for Japan’s economy and equity markets. Japan delivered firm macroeconomic growth during the year. Up to the third quarter of 2017, Japan recorded seven consecutive quarters of positive real GDP growth, the longest growth streak in 16 years. This was not an easy feat considering the country’s declining population level. Both the Nikkei 225 Index and Tokyo Stock Price Index (TOPIX), meanwhile, surpassed multiyear highs on the back of robust corporate profit growth. This was despite a slight strengthening of the yen during the year against the U.S. dollar. In the past, we made the case that a weak yen was not a prerequisite for Japanese equities to perform well. We are glad to see that realized.

Low volatility was also a hallmark of 2017. Equity markets globally experienced historically low levels of volatility during the year and Japan was no exception. Due to low market volatility, we notice an expansion in valuations for businesses that are more cyclical in nature. That is something we will need to watch. Additionally, small-cap stocks in Japan continued to outperform their larger-cap peers. That was in contrast to the United States and other Asian markets where small caps underperformed and may be a reflection of the impact of equity purchases by the Bank of Japan.

Performance Contributors and Detractors:

Japanese equities rallied during the fourth quarter as investors cheered the landslide victory by Prime Minister Shinzo Abe and his ruling Liberal Democratic Party in October’s lower house elections. This prompted a massive inflow into Japanese equities from overseas investors. The Fund slightly underperformed its benchmark during the quarter primarily due to its larger allocation to small caps, as we would expect in times of acute liquidity-driven rallies.

The industrials sector continued to be the top contributor to relative performance. Miniature ball bearing and motor manufacturer MinebeaMitsumi performed well on the back of broad demand growth for its products. Mining and construction equipment company Komatsu also performed well as higher commodity prices led to a recovery in equipment spending by major mining companies.

On the other hand, the consumer discretionary sector was the largest detractor from performance. Small-cap optical retailer JINS corrected after announcing weaker-than-expected quarterly earnings. Sales growth for its Japan business slowed as it dealt with tough comparable figures from the previous year while its China business faced increased competition. Fashion e-commerce company Start Today also corrected slightly as profit growth slowed amid higher business development spending for its planned expansion into private brand apparel.

Notable Portfolio Changes:

During the quarter, we initiated positions related to 5G telecommunication technology, which is expected to commence service in Japan in 2020. We added Itochu

(continued)

*	The Matthews Japan Fund closed to most new investors effective after market closing on July 29, 2016, but will continue to accept investments from existing shareholders.

1	Actual 2017 expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2019 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

72	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MJFOX)	8.25%	33.14%	17.33%	16.09%	7.11%	6.86%		12/31/98
Institutional Class (MIJFX)	8.21%	33.23%	17.44%	16.23%	n.a.	12.72%		10/29/10
MSCI Japan Index[3]	8.52%	24.39%	11.98%	11.48%	3.39%	3.95%	[4]
Lipper Japanese Funds Category Average[5]	8.60%	27.62%	13.67%	13.70%	6.12%	5.28%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definitions.

4	Calculated from 12/31/98.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Mitsubishi UFJ Financial Group, Inc.	Financials	3.7%
Suzuki Motor Corp.	Consumer Discretionary	3.0%
Keyence Corp.	Information Technology	3.0%
Sumitomo Mitsui Financial Group, Inc.	Financials	2.7%
Nidec Corp.	Industrials	2.6%
Nitori Holdings Co., Ltd.	Consumer Discretionary	2.5%
Relo Group, Inc.	Real Estate	2.4%
TechnoPro Holdings, Inc.	Industrials	2.3%
SoftBank Group Corp.	Telecommunication Services	2.2%
Tokio Marine Holdings, Inc.	Financials	2.2%
% OF ASSETS IN TOP TEN		26.6%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	73

COUNTRY ALLOCATION (%)[7]
Japan	97.4
Cash and Other Assets, Less Liabilities	2.6

SECTOR ALLOCATION (%)[7]
Industrials	27.7
Consumer Discretionary	15.2
Information Technology	12.8
Financials	12.3
Health Care	9.8
Consumer Staples	9.7
Materials	5.3
Real Estate	2.4
Telecommunication Services	2.2
Cash and Other Assets, Less Liabilities	2.6

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	37.8
Large Cap ($10B–$25B)	16.3
Mid Cap ($3B–10B)	27.9
Small Cap (under $3B)	15.5
Cash and Other Assets, Less Liabilities	2.6

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited) (continued)

Techno-Solutions, a major provider of system solutions to Japan’s telecom carriers, as we believe its addressable market will expand along with opportunities to improve margins as 5G networks are rolled out. We also added telecommunication construction company Kyowa Exeo, which benefited from improved pricing power for telecom carriers thanks to industry consolidation.

In turn, we exited measuring equipment company Horiba, automobile manufacturer Subaru and real estate developer Mitsui Fudosan. Horiba’s business was doing well on the back of strong demand for semiconductor production equipment but we believe near-term upside is now limited. For Subaru, we were disappointed by the compliance issues that have recently come to light and believe it will take time for the company to improve its internal controls. Mitsui Fudosan faced a tough outlook for its shopping center operations in Japan.

Additionally, we sought to upgrade the portfolio’s consumer related holdings by adding 100-yen store operator Seria, drugstore operator Tsuruha and cosmetics company Kose. All of these companies delivered solid top-line growth driven by sound strategies to capture market share. To fund these positions, we exited convenience store operator Seven & i Holdings, confectionary company Ezaki Glico and wholesaler Doshisha. These companies experienced slower growth in recent years and we believe the potential for future improvements is not attractive.

Outlook:

We believe Japan’s macroeconomic growth may slow in 2018 due to fiscal tightening by the government. We are disappointed by the fiscally conservative approach at a time when a more expansionary fiscal policy seems appropriate given low inflation levels and highly accommodative monetary policy by the Bank of Japan.

Private sector spending, meanwhile, remains firm amid a tight labor market. Labor shortages are prompting companies to seek productivity improvement measures such as automation, information technology and artificial intelligence. This had led to solid demand for such services. The government seems intent on supporting higher wages as it considers a proposal to lower corporate tax rates for companies that increase wages. There are nascent signs that such wage inflation may lead to higher pricing in various industries.

Based on earnings results so far, we believe Japan’s listed-company profits may deliver robust growth and reach a record high in the fiscal year ending March 2018. We believe the rate of profit growth is likely to slow for the March 2019 fiscal year, however, due to tougher comparable figures. Given such an outlook, we retain a cautious stance toward Japanese equities and will continue to favor solidly managed companies that we believe can drive their own destinies.

74	MATTHEWS ASIA FUNDS

Matthews Japan Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 97.4%

	Shares	Value
INDUSTRIALS: 27.7%
Machinery: 7.9%
Komatsu, Ltd.	2,351,900	$84,997,005
SMC Corp.	179,000	73,458,808
CKD Corp.	2,833,200	63,505,000
MINEBEA MITSUMI, Inc.	2,538,900	52,954,271
Harmonic Drive Systems, Inc.	860,800	50,102,177

		325,017,261

Professional Services: 7.5%
TechnoPro Holdings, Inc.†	1,719,500	93,223,119
Persol Holdings Co., Ltd.	3,150,200	78,869,588
Recruit Holdings Co., Ltd.	3,114,500	77,332,911
Nihon M&A Center, Inc.	1,257,000	59,846,558

		309,272,176

Electrical Equipment: 4.5%
Nidec Corp.	777,900	108,919,263
Mabuchi Motor Co., Ltd.	1,418,700	76,687,091

		185,606,354

Trading Companies & Distributors: 3.6%
Mitsui & Co., Ltd.	5,370,100	87,121,439
MISUMI Group, Inc.	2,118,100	61,492,959

		148,614,398

Building Products: 3.1%
Daikin Industries, Ltd.	672,900	79,511,867
Aica Kogyo Co., Ltd.	1,228,400	45,538,540

		125,050,407

Construction & Engineering: 1.1%
Kyowa Exeo Corp.	1,742,300	45,043,087

Total Industrials		1,138,603,683

CONSUMER DISCRETIONARY: 15.2%
Specialty Retail: 3.7%
Nitori Holdings Co., Ltd.	726,900	103,455,685
JINS, Inc.	900,200	47,262,517

		150,718,202

Auto Components: 3.5%
Denso Corp.	1,036,500	62,095,446
Nifco, Inc.	777,700	52,942,606
Nippon Seiki Co., Ltd.	1,397,300	29,974,947

		145,012,999

Multiline Retail: 3.2%
Ryohin Keikaku Co., Ltd.	264,600	82,367,097
Seria Co., Ltd.	810,000	48,743,383

		131,110,480

Automobiles: 3.0%
Suzuki Motor Corp.	2,130,900	123,344,280

Internet & Direct Marketing Retail: 1.8%
Start Today Co., Ltd.	2,400,100	72,850,496

Total Consumer Discretionary		623,036,457

	Shares	Value
INFORMATION TECHNOLOGY: 12.8%
Electronic Equipment, Instruments & Components: 5.0%
Keyence Corp.	217,400	$121,446,456
Murata Manufacturing Co., Ltd.	649,300	86,933,548

		208,380,004

Semiconductors & Semiconductor Equipment: 3.2%
Lasertec Corp.	2,315,300	58,144,651
Rohm Co., Ltd.	512,000	56,402,824
Optorun Co., Ltd.	634,700	16,110,424

		130,657,899

Software: 2.3%
Oracle Corp. Japan	769,300	63,668,066
Square Enix Holdings Co., Ltd.	634,100	30,086,659

		93,754,725

IT Services: 1.2%
ITOCHU Techno-Solutions Corp.	1,147,900	49,788,126

Internet Software & Services: 1.1%
Infomart Corp.†	7,697,300	45,805,360

Total Information Technology		528,386,114

FINANCIALS: 12.3%
Banks: 6.4%
Mitsubishi UFJ Financial Group, Inc.	21,100,800	153,570,889
Sumitomo Mitsui Financial Group, Inc.	2,548,200	109,838,924

		263,409,813

Insurance: 4.2%
Tokio Marine Holdings, Inc.	2,012,700	91,543,736
Dai-ichi Life Holdings, Inc.	4,059,300	83,427,319

		174,971,055

Diversified Financial Services: 1.7%
ORIX Corp.	4,059,600	68,448,430

Total Financials		506,829,298

HEALTH CARE: 9.8%
Health Care Equipment & Supplies: 6.0%
Asahi Intecc Co., Ltd.	2,667,800	91,433,936
Sysmex Corp.	1,126,300	88,438,206
Hoya Corp.	1,225,200	61,018,871
Daiken Medical Co., Ltd.	987,300	6,771,822

		247,662,835

Health Care Technology: 1.7%
M3, Inc.	2,039,100	71,478,954

Biotechnology: 1.1%
PeptiDream, Inc.[b]	1,336,900	45,604,378

Health Care Providers & Services: 1.0%
Japan Lifeline Co., Ltd.	1,901,200	39,452,099

Total Health Care		404,198,266

matthewsasia.com | 800.789.ASIA	75

Matthews Japan Fund

December 31, 2017

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
CONSUMER STAPLES: 9.7%
Personal Products: 3.3%
Kao Corp.	1,202,300	$81,238,937
Kose Corp.	337,300	52,560,488

		133,799,425

Food & Staples Retailing: 2.4%
San-A Co., Ltd.	1,168,800	56,475,542
Tsuruha Holdings, Inc.	300,600	40,830,485

		97,306,027

Tobacco: 1.4%
Japan Tobacco, Inc.	1,813,300	58,393,913

Household Products: 1.4%
Pigeon Corp.	1,512,700	57,475,250

Food Products: 1.2%
Ariake Japan Co., Ltd.	593,100	50,586,164

Total Consumer Staples		397,560,779

MATERIALS: 5.3%
Chemicals: 5.3%
Nitto Denko Corp.	832,400	73,624,718
Shin-Etsu Chemical Co., Ltd.	602,300	61,026,845
W-Scope Corp.†	2,047,600	42,311,292
Fuso Chemical Co., Ltd.	1,496,900	40,577,834

Total Materials		217,540,689

	Shares	Value
REAL ESTATE: 2.4%
Real Estate Management & Development: 2.4%
Relo Group, Inc.	3,583,400	97,456,045

Total Real Estate		97,456,045

TELECOMMUNICATION SERVICES: 2.2%
Wireless Telecommunication Services: 2.2%
SoftBank Group Corp.	1,164,400	92,186,222

Total Telecommunication Services		92,186,222

TOTAL INVESTMENTS: 97.4%		4,005,797,553
(Cost $3,021,719,476)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.6%		106,696,572

NET ASSETS: 100.0%		$4,112,494,125

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

See accompanying notes to financial statements.

76	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Michael J. Oh, CFA
Lead Manager
Michael B. Han, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$6.91	$6.95
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.01%
Portfolio Statistics
Total # of Positions		39
Net Assets		$225.0 million
Weighted Average Market Cap		$71.2 billion
Portfolio Turnover[2]		25.37%
Benchmark
Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Korea Fund returned 43.70% (Investor Class) and 44.11% (Institutional Class), while its benchmark, the Korea Composite Stock Price Index, returned 37.71%. For the fourth quarter of the year, the Fund returned 12.94% (Investor Class) and 13.02% (Institutional Class) versus 10.17% for the Index.

Market Environment:

In March 2017, South Korea’s Constitutional Court unanimously ruled in favor of impeaching President Park Geun-hye on charges of corruption and cronyism. The country held a special election, with current President Moon Jae-in winning by a wide margin. The South Korean market performed well following the snap election. Geopolitical tensions included North Korea’s continued missile tests and China’s informal sanctions against South Korea, which began in 2016 in response to U.S. deployment of the THAAD (Terminal High Altitude Area Defense) missile system. In November 2017, China and South Korea began to normalize trade relations, giving South Korea’s economy a boost. While China’s informal sanctions are not yet fully lifted, relations between China and South Korea have vastly improved. Over the course of the year, South Korea’s currency appreciated about 13% versus the U.S. dollar. South Korea’s stock market and government bond yields largely remained calm, meanwhile, despite geopolitical pressures.

Performance Contributors and Detractors:

Top-performing securities held by the Fund in 2017 included Samsung Electronics and Hana Financial Group. Samsung is benefiting from strong, global demand for semiconductors. Despite past leadership scandals and well-publicized problems with their batteries, the firm generated strong full-year results. We believe the company’s strong position in its core component businesses (semiconductors and displays), an improved outlook for corporate governance and plans for new phone models all contributed to its solid share-price performance. Samsung Electronics’ flash memory business in particular stands out as the company leads other industry peers in technology and scale. We believe that the current favorable industry cycle may last longer than previous cycles due to industry consolidation. Hana Financial, one of South Korea’s largest bank holding companies, was also a top contributor during the year. We believe banks will benefit from a favorable interest rate cycle in the coming years, and Hana is well-positioned to take advantage of growing demand for financial services in South Korea. We purchased the holding at a very attractive valuation and expect the company and other banks to continue raising their dividends for years to come.

Among our biggest detractors to Fund performance during the year were cosmetics company Amorepacific and Hyundai Department Store, a traditional brick-and-mortar retailer. Amorepacific had previously done well and benefited from an uptick in business with Chinese tourists, but as tourism from China to South Korea has sharply declined following China’s informal sanctions, the company’s sales suffered. While we expect tourism to resume, we sold Amorepacific Corp. during the year and replaced it with positions in its parent company Amorepacific Group as we found it to be more attractively valued. We also found Hyundai Department Store to be suffering from the same fate as many department stores in the U.S. and elsewhere. Stiff competition from online retailing has meant declining sales for the chain. Hyundai’s online platform is fairly weak and in-store sales are falling. As we expect consumers in South Korea to continue to migrate to online shopping, we exited our position in this security.

(continued)

1	Actual 2017 expense ratios.
2	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	77

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAKOX)	12.94%	43.70%	15.74%	11.13%	6.34%	7.11%		1/3/95
Institutional Class (MIKOX)	13.02%	44.11%	15.89%	11.24%	n.a.	11.31%		10/29/10
Korea Composite Stock Price Index[3]	10.17%	37.71%	11.07%	5.59%	2.68%	4.04%	[4]
Lipper Pacific ex Japan Funds Category Average[5]	8.50%	39.66%	10.19%	7.61%	4.23%	6.72%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Korea Composite Stock Price Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

4	Calculated from 1/3/95.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	9.2%
Samsung Electronics Co., Ltd.	Information Technology	7.7%
KB Financial Group, Inc.	Financials	3.8%
Hyundai Mobis Co., Ltd.	Consumer Discretionary	3.5%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	3.5%
Hana Financial Group, Inc.	Financials	3.5%
NAVER Corp.	Information Technology	3.4%
Modetour Network, Inc.	Consumer Discretionary	3.3%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	3.2%
Shinhan Financial Group Co., Ltd.	Financials	3.2%
% OF ASSETS IN TOP TEN		44.3%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

78	MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

During 2017, South Korea’s financials sector performed fairly well and we increased our exposure to the sector, adding to existing holdings such as KB Financials. We also purchased Lock&Lock, a kitchenware company with strong sales in China and other emerging markets in the region. We had previously invested in the company a few years ago, but sold our original investment because we lost faith in how the company was being run by its founder. Since then, the firm has been sold to a private equity company in Hong Kong. We believe that now under new management, Lock&Lock is well-positioned to improve its business operations, sales and marketing. Since we repurchased the security, it has provided attractive performance returns.

Outlook:

We expect South Korea’s relationship with China to continue improving. Trade relations should resume and deepen. With regard to tensions with North Korea, we believe Kim Jong Un’s regime is focused primarily on its own survival. Talks between the U.S. and North Korea in 2018 would be a positive development for stability in the region. President Moon’s pragmatic approach to pursuing dialogue with North Korea is also de-escalating tensions. A stronger won could dampen the environment for South Korean exporters, but it would be good news for domestic consumption—a major area of focus for the Fund. Looking ahead to 2018, we are optimistic about South Korea’s prospects for economic growth.

COUNTRY ALLOCATION (%)[7]
South Korea	97.5
Cash and Other Assets, Less Liabilities	2.5

SECTOR ALLOCATION (%)[7]
Information Technology	26.4
Financials	18.2
Consumer Discretionary	17.8
Consumer Staples	9.9
Materials	9.3
Health Care	6.2
Energy	4.6
Telecommunication Services	3.4
Industrials	1.7
Cash and Other Assets, Less Liabilities	2.5

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	29.5%
Large Cap ($10B–$25B)	31.9
Mid Cap ($3B–10B)	12.8
Small Cap (under $3B)	23.3
Cash and Other Assets, Less Liabilities	2.5

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	79

Matthews Korea Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 74.0%

	Shares	Value
INFORMATION TECHNOLOGY: 17.1%
Technology Hardware, Storage & Peripherals: 7.7%
Samsung Electronics Co., Ltd.	7,283	$17,303,762

Semiconductors & Semiconductor Equipment: 4.0%
SK Hynix, Inc.	88,762	6,304,440
Koh Young Technology, Inc.	35,261	2,710,972

		9,015,412

Internet Software & Services: 3.4%
NAVER Corp.	9,444	7,672,114

Electronic Equipment, Instruments & Components: 2.0%
Samsung SDI Co., Ltd.	23,292	4,440,523

Total Information Technology		38,431,811

FINANCIALS: 15.8%
Banks: 10.5%
KB Financial Group, Inc.	144,905	8,575,930
Hana Financial Group, Inc.	168,641	7,838,678
Shinhan Financial Group Co., Ltd.	156,686	7,232,192

		23,646,800

Capital Markets: 3.6%
KIWOOM Securities Co., Ltd.	56,570	4,624,387
Shinyoung Securities Co., Ltd.	63,434	3,358,410

		7,982,797

Insurance: 1.7%
DB Insurance Co., Ltd.	57,666	3,835,243

Total Financials		35,464,840

CONSUMER DISCRETIONARY: 14.6%
Auto Components: 5.4%
Hyundai Mobis Co., Ltd.	32,503	7,984,951
Hankook Tire Co., Ltd.	81,800	4,167,504

		12,152,455

Hotels, Restaurants & Leisure: 5.1%
Modetour Network, Inc.	257,801	7,344,758
Kangwon Land, Inc.	125,386	4,075,691

		11,420,449

Specialty Retail: 1.8%
LOTTE Himart Co., Ltd.	63,834	4,108,320

Media: 1.3%
Innocean Worldwide, Inc.	44,713	3,057,299

Household Durables: 1.0%
Cuckoo Electronics Co., Ltd.[c]	13,958	2,158,539

Total Consumer Discretionary		32,897,062

MATERIALS: 7.2%
Metals & Mining: 4.9%
POSCO	22,432	6,977,500
Korea Zinc Co., Ltd.	8,959	4,125,718

		11,103,218

	Shares	Value
Containers & Packaging: 2.3%
Lock&Lock Co., Ltd.[b]	201,646	$5,132,739

Total Materials		16,235,957

HEALTH CARE: 6.2%
Biotechnology: 2.3%
Hugel, Inc.[b]	9,774	5,090,218

Pharmaceuticals: 2.2%
Yuhan Corp.	15,533	3,174,695
DongKook Pharmaceutical Co., Ltd.	32,401	1,915,205

		5,089,900

Health Care Equipment & Supplies: 1.7%
Interojo Co., Ltd.	105,282	3,820,671

Total Health Care		14,000,789

CONSUMER STAPLES: 5.0%
Food Products: 2.6%
Orion Holdings Corp.	238,457	5,936,088

Food & Staples Retailing: 2.4%
BGF Retail Co., Ltd.[b]	27,509	5,396,189

Total Consumer Staples		11,332,277

TELECOMMUNICATION SERVICES: 3.4%
Wireless Telecommunication Services: 1.9%
SK Telecom Co., Ltd. ADR	151,300	4,222,783

Diversified Telecommunication Services: 1.5%
KT Corp. ADR	211,500	3,301,515

Total Telecommunication Services		7,524,298

ENERGY: 3.0%
Oil, Gas & Consumable Fuels: 3.0%
SK Innovation Co., Ltd.	24,541	4,681,708
S-Oil Corp.	18,205	1,988,428

Total Energy		6,670,136

INDUSTRIALS: 1.7%
Commercial Services & Supplies: 1.7%
S-1 Corp.	38,951	3,893,099

Total Industrials		3,893,099

TOTAL COMMON EQUITIES		166,450,269

(Cost $99,177,903)

PREFERRED EQUITIES: 23.5%
INFORMATION TECHNOLOGY: 9.3%
Technology Hardware, Storage & Peripherals: 9.3%
Samsung Electronics Co., Ltd., Pfd.	10,685	20,808,102

Total Information Technology		20,808,102

CONSUMER STAPLES: 4.9%
Personal Products: 4.9%
LG Household & Health Care, Ltd., Pfd.	12,118	7,900,952
AMOREPACIFIC Group, Pfd.	58,118	3,181,275

Total Consumer Staples		11,082,227

80	MATTHEWS ASIA FUNDS

Matthews Korea Fund

December 31, 2017

Schedule of Investmentsa (continued)

PREFERRED EQUITIES (continued)

	Shares	Value
CONSUMER DISCRETIONARY: 3.2%
Automobiles: 3.2%
Hyundai Motor Co., Ltd., 2nd Pfd.	76,518	$7,290,492

Total Consumer Discretionary		7,290,492

FINANCIALS: 2.4%
Insurance: 2.4%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	33,053	5,464,837

Total Financials		5,464,837

MATERIALS: 2.1%
Chemicals: 2.1%
LG Chem, Ltd., Pfd.	20,241	4,701,445

Total Materials		4,701,445

ENERGY: 1.6%
Oil, Gas & Consumable Fuels: 1.6%
S-Oil Corp., Pfd.	38,278	3,540,123

Total Energy		3,540,123

TOTAL PREFERRED EQUITIES		52,887,226

(Cost $28,378,517)

TOTAL INVESTMENTS: 97.5%		219,337,495
(Cost $127,556,420)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.5%		5,680,723

NET ASSETS: 100.0%		$225,018,218

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	81

PORTFOLIO MANAGERS
Lydia So, CFA
Lead Manager
Kenichi Amaki	Beini Zhou, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$22.89	$22.86
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.49%	1.35%
After Fee Waiver and Reimbursement[2]	1.46%	1.25%
Portfolio Statistics
Total # of Positions		75
Net Assets		$441.3 million
Weighted Average Market Cap		$1.3 billion
Portfolio Turnover[3]		67.13%
Benchmark
MSCI AC Asia ex Japan Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews Asia Small Companies Fund returned 30.59% (Investor Class) and 30.85% (Institutional Class), underperforming its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, which returned 33.84%. For the fourth quarter, the Fund returned 7.65% (Investor Class) and 7.66% (Institutional Class), while its benchmark returned 10.01%.

Market Environment:

Entering 2017, investors were mildly concerned about the economic implications of U.S.-China trade relations. Geopolitical tensions on the Korean peninsula and unpredictable U.S. foreign policies also caused market unease during the year. Asian markets broadly have generated solid gains, however, due to various factors including improvements in company fundamentals and a broader economic recovery.

In China, supply-side reforms that addressed overcapacity issues in capital-intensive industries since 2009 started to bear fruit, including an earnings recovery among Chinese companies. Indian equities also generated notable gains, despite concerns over the implementation of the Goods & Services Tax (GST). Although actual earnings growth among Indian corporations was modest, participation by domestic investors continued to support India’s equity market. The technology cycle was another notable driver for strong gains in many Asian companies in the technology sector, which experienced robust earnings momentum during the year. In the United States, the Federal Reserve raised interest rates three times in 2017 as the country’s economic data continued to firm up. The Fed’s tightening measures did not adversely affect Asia’s robust markets during 2017.

Performance Contributors and Detractors:

During the quarter ended December 31, 2017, several health care holdings contributed to the Fund’s positive performance. Genscript Biotech in China performed strongly after a run-up in its share price for the majority of the year thanks to positive corporate developments for one of its drugs. Taimide Tech in Taiwan was another positive contributor. The company makes polyimide film materials used in flexible printed circuit-board production. Due to the booming mobile electronic device market, demand for such specialty materials is projected to be robust, which excited investors and drove up valuations for the company’s shares. On the other hand, some Chinese companies in the portfolio detracted from performance. Ten Pao, a Chinese power supply unit manufacturer, suffered a sharp sell-off after the market grew wary of sharp inflation for materials costs that might have a negative impact on the company’s profitability in the short to medium term.

For 2017, holdings in China/Hong Kong, India and Taiwan contributed the bulk of the absolute return, while holdings in Singapore and Indonesia were performance detractors. Unfavorable stock picking and an underweight in South Korea also hurt our relative performance. By sector, holdings in health care, consumer discretionary and industrials performed strongly, driven by favorable company-specific factors. An underweight allocation and less robust stock selections in information technology, however, contributed to some of the Fund’s underperformance for the year.

(continued)

1	Actual 2017 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

82	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2017
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception		Inception Date
Investor Class (MSMLX)	7.65%	30.59%	5.24%	6.83%	12.54%		9/15/08
Institutional Class (MISMX)	7.66%	30.85%	5.47%	n.a.	5.98%		4/30/13
MSCI AC Asia ex Japan Small Cap Index[4]	10.01%	33.84%	8.23%	6.86%	9.32%	[5]
Lipper Pacific ex Japan Funds Category Average[6]	8.50%	39.66%	10.19%	7.61%	9.69%	[7]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

5	Calculated from 9/15/08.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

7	Calculated from 9/30/08.

TOP TEN HOLDINGS[8]
	Sector	Country	% of Net Assets
Genscript Biotech Corp.	Health Care	China/Hong Kong	2.7%
Hutchison China MediTech, Ltd.	Health Care	China/Hong Kong	1.9%
Silergy Corp.	Information Technology	China/Hong Kong	1.9%
Vitasoy International Holdings, Ltd.	Consumer Staples	China/Hong Kong	1.8%
GRUH Finance, Ltd.	Financials	India	1.8%
Advanced Ceramic X Corp.	Information Technology	Taiwan	1.8%
Taimide Tech, Inc.	Materials	Taiwan	1.7%
CLIO Cosmetics Co., Ltd.	Consumer Staples	South Korea	1.6%
Sinbon Electronics Co., Ltd.	Information Technology	Taiwan	1.6%
Value Added Technology Co., Ltd.	Health Care	South Korea	1.6%
% OF ASSETS IN TOP TEN			18.4%

8	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	83

COUNTRY ALLOCATION (%)[9,10]
China/Hong Kong	32.3
Taiwan	16.6
India	13.3
South Korea	12.7
Indonesia	6.8
Malaysia	4.6
Japan	3.7
Thailand	2.1
Philippines	1.3
Singapore	0.9
Australia	0.6
Cash and Other Assets, Less Liabilities	5.1

SECTOR ALLOCATION (%)[10]
Information Technology	17.9
Consumer Discretionary	14.7
Health Care	13.7
Industrials	12.7
Consumer Staples	11.8
Financials	10.6
Materials	8.5
Energy	2.8
Real Estate	2.3
Cash and Other Assets, Less Liabilities	5.1

MARKET CAP EXPOSURE (%)[10,11]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	8.4
Small Cap (under $3B)	86.5
Cash and Other Assets, Less Liabilities	5.1

9	Not all countries where the Fund may invest are included in the benchmark index.

10	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

11	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

Throughout the year, we trimmed and sold positions where valuations have expanded excessively. We also exited holdings in companies in which growth and earning appeared to have deteriorated to make room for higher-quality companies that were trading at more reasonable valuations.

During the quarter ended December 31, 2017, similar adjustments were made to the portfolio to reposition the portfolio to better capture secular growth opportunities. We exited Gridsum, a China-based data analysis software company, due to the delays in achieving our desired level of profitability. We also exited our holding in Q Technology, a Chinese camera-module maker. The company’s share price rose substantially in 2017 and we believed that most of the positive news and growth prospects were reflected in the share price. Similarly we exited Elite Material, a Taiwan-based manufacturer of copper-clad laminates used in the printed circuit board industry, due to valuation concerns despite a solid business outlook.

We introduced several new companies to the portfolio across other industries in the fourth quarter. We initiated a new position in TOA Paint in Thailand. The company has a long operating track record and a dominant market share in its home market. We like that the company has a valuable brand and hence pricing power. With strong cash flow and balance sheet, we believe the company will be able to invest and grow in new markets in neighboring countries. We also started a position in D&O Green Technologies in Malaysia. The company manufactures LED lights for automobiles. It has a reasonably diversified customer base and improving profitability. We believe the company is well positioned to grow with the rising adoption of LED lights in automobiles globally.

Outlook:

Corporate earnings trends were fairly strong for the most part in Asia in 2017, an encouraging change from the past several years. The underlying health of major Asian economies and consumer sentiments remained sound, meanwhile, notwithstanding the potential global macroeconomic risks such as geopolitical tensions in Asia, rising interest rates and uncertainty over policies in the U.S. Even though various reforms and policies might have caused some economic slowdown in the short term, the long-term effects on the sustainability of growth should be positive. We incrementally have become more positive on the outlook for corporate profitability and companies’ growth trajectories.

Looking ahead, we continue to be optimistic about secular trends in Asia such as consumer product upgrades, innovations in the technology and medical fields, and the adoption of automation in industrial functions and even in service industries to boost productivity. We are encouraged that a rising number of innovative companies are now listed publicly, which improved the breadth and depth of the Asian small company investment universe. We aim to invest in companies that might not be fully understood or appreciated by the market but are growing and showing prudence in capital allocations and growth strategies. Bottom-up, fundamental research will remain the core focus as we build conviction in our investments.

84	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 94.9%

	Shares	Value
CHINA/HONG KONG: 32.3%
Genscript Biotech Corp.	4,676,000	$11,919,611
Hutchison China MediTech, Ltd. ADR[b]	208,000	8,199,360
Silergy Corp.	358,000	8,180,520
Vitasoy International Holdings, Ltd.	3,188,000	8,151,593
Times Property Holdings, Ltd.	6,991,000	6,866,134
Zhou Hei Ya International Holdings Co., Ltd.[c,d]	6,350,500	6,655,962
China Aviation Oil Singapore Corp., Ltd.	5,386,900	6,510,893
China Meidong Auto Holdings, Ltd.	20,818,000	6,501,586
SITC International Holdings Co., Ltd.	6,484,000	6,400,826
Shanghai Haohai Biological Technology Co., Ltd. H Shares[c,d]	1,271,200	6,099,949
Jacobson Pharma Corp., Ltd.	22,130,000	6,018,205
China BlueChemical, Ltd. H Shares	18,708,000	5,899,574
Sinopec Kantons Holdings, Ltd.	8,828,000	5,689,941
Guotai Junan International Holdings, Ltd.	18,178,000	5,685,328
Lifetech Scientific Corp.[b]	23,304,000	5,577,796
Ten Pao Group Holdings, Ltd.	24,760,000	5,528,995
BBI Life Sciences Corp.[d]	10,720,500	5,404,013
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares[c,d]	9,158,000	5,310,919
Valuetronics Holdings, Ltd.	7,547,900	5,123,362
AK Medical Holdings, Ltd.[b,c,d]	12,674,000	4,947,708
Melco International Development, Ltd.	1,448,000	4,246,251
Clear Media, Ltd.	3,906,000	3,884,577
GDS Holdings, Ltd. ADR[b]	166,400	3,748,992

Total China/Hong Kong		142,552,095

TAIWAN: 16.6%
Advanced Ceramic X Corp.	592,000	7,904,491
Taimide Tech, Inc.	2,644,000	7,463,279
Sinbon Electronics Co., Ltd.	2,445,060	7,076,346
Sunny Friend Environmental Technology Co., Ltd.	815,000	6,968,627
Kinik Co.	2,272,000	6,617,143
Taiwan Paiho, Ltd.	1,608,000	6,538,233
ITEQ Corp.	2,654,000	5,810,155
KS Terminals, Inc.	2,526,000	5,374,812
Chilisin Electronics Corp.	1,609,000	5,306,089
Tong Hsing Electronic Industries, Ltd.	1,158,000	5,228,036
Global PMX Co., Ltd.	812,000	4,477,470
Great Tree Pharmacy Co., Ltd.	1,507,600	4,316,331

Total Taiwan		73,081,012

INDIA: 13.3%
GRUH Finance, Ltd.	1,026,839	8,079,259
Page Industries, Ltd.	17,004	6,788,162
Bharat Financial Inclusion, Ltd.[b]	404,903	6,326,644
Cholamandalam Investment and Finance Co., Ltd.	287,338	5,850,301
Gabriel India, Ltd.	1,792,084	5,582,026
AIA Engineering, Ltd.	227,923	5,536,178
DCB Bank, Ltd.	1,756,753	5,386,124
Merck, Ltd.	265,282	5,360,502
LA Opala RG, Ltd.	540,917	5,191,159
Supreme Industries, Ltd.	234,579	4,740,329

Total India		58,840,684

	Shares	Value
SOUTH KOREA: 12.7%
CLIO Cosmetics Co., Ltd.	209,552	$7,193,532
Value Added Technology Co., Ltd.	222,776	7,074,643
Yonwoo Co., Ltd.[b]	251,496	7,056,536
Incross Co., Ltd.[b]	321,458	6,891,281
Wonik Materials Co., Ltd.[b]	97,924	6,343,065
LEENO Industrial, Inc.	117,100	6,289,524
Douzone Bizon Co., Ltd.	198,021	6,145,593
Cosmecca Korea Co., Ltd.[b]	88,778	5,390,285
Vitzrocell Co., Ltd.[b,e]	467,524	3,491,660

Total South Korea		55,876,119

INDONESIA: 6.8%
PT Bank Tabungan Pensiunan Nasional	26,131,200	4,737,995
PT Ultrajaya Milk Industry & Trading Co.	48,826,000	4,660,377
PT BFI Finance Indonesia	88,195,000	4,420,313
PT Sumber Alfaria Trijaya	83,560,700	3,766,344
PT Astra Otoparts	24,680,425	3,747,314
PT Puradelta Lestari	272,647,300	3,442,461
PT Arwana Citramulia	116,884,900	2,935,268
PT M Cash Integrasi[b]	15,996,200	2,334,437

Total Indonesia		30,044,509

MALAYSIA: 4.6%
Unisem M BHD	6,872,600	6,198,416
Bursa Malaysia BHD	2,450,200	6,127,014
D&O Green Technologies BHD	25,433,600	4,669,488
Karex BHD	10,820,825	3,475,926

Total Malaysia		20,470,844

JAPAN: 3.7%
CKD Corp.	287,700	6,448,676
Tri Chemical Laboratories, Inc.	139,600	5,002,469
Honma Golf, Ltd.[c,d]	4,941,500	4,946,022

Total Japan		16,397,167

THAILAND: 2.1%
Plan B Media Public Co., Ltd. F Shares	30,458,900	5,962,994
TOA Paint Thailand Public Co., Ltd.[b]	3,364,000	3,354,710

Total Thailand		9,317,704

PHILIPPINES: 1.3%
Philippine Seven Corp.	2,008,531	4,587,441
Concepcion Industrial Corp.	1,041,463	1,318,519

Total Philippines		5,905,960

SINGAPORE: 0.9%
Delfi, Ltd.	3,563,300	3,783,234

Total Singapore		3,783,234

AUSTRALIA: 0.6%
OZ Minerals, Ltd.	371,904	2,641,448

Total Australia		2,641,448

matthewsasia.com | 800.789.ASIA	85

Matthews Asia Small Companies Fund

December 31, 2017

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 94.9%	$418,910,776
(Cost $344,363,730)

CASH AND OTHER ASSETS, LESS LIABILITIES: 5.1%	22,382,234

NET ASSETS: 100.0%	$441,293,010

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $27,960,560, which is 6.34% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

e	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

ADR	American Depositary Receipt

BHD	Berhad

See accompanying notes to financial statements.

86	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Tiffany Hsiao, CFA
Lead Manager
Kenichi Amaki
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCSMX	MICHX
CUSIP	577125404	577125842
Inception	5/31/11	11/30/17
NAV	$11.89	$11.87
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.34%	2.09%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		63
Net Assets		$35.7 million
Weighted Average Market Cap		$2.2 billion
Portfolio Turnover[3]		67.22%
Benchmark
MSCI China Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2017, the Matthews China Small Companies Fund returned 53.88% (Investor Class) and 53.92%* (Institutional Class), while its benchmark, the MSCI China Small Cap Index, returned 24.62%. For the fourth quarter of the year, the Fund returned 8.91% (Investor Class) and 8.93% (Institutional Class), versus 1.42% for the Index.

Market Environment:

China’s equity markets saw a strong start to 2017, which may have resulted from it being oversold in the fourth quarter of 2016 when investors held deeper concerns over U.S.-China trade relations. As the year progressed, markets continued to improve on what we believe to be a fundamentals-supported broad-based earnings recovery in China. Amid mild global reflation and stable nominal GDP growth of approximately 6.9% during the first three quarters of 2017, we are optimistic over the revenue growth outlook for Chinese corporations. On the cost side, China has been decelerating its loan growth and cleaning up overcapacity since 2009. This has led to a recovery in corporate margins despite a rebound in the producer price index. Demand for goods appears to be strong and we are encouraged that property sales and consumption continued at a steady pace even as the government started tightening liquidity and restricting home purchases during the year. From both a top-down and a bottom-up perspective, we see a likely sustainable recovery in the Chinese economy, albeit at a slower pace compared with the sharp rebound that we witnessed over the past 12 months.

Performance Contributors and Detractors:

For the full year, our strong stock selection in the industrials, consumer discretionary and health care sectors contributed to the Fund’s outperformance versus the benchmark. The only drag on our portfolio during the year was our significant underweight in the real estate sector, where we believe smaller companies do not hold an advantage. In the fourth quarter, our holdings in the information technology sector also slightly detracted from Fund performance.

In 2017, our top individual contributors to performance for the year were Genscript Biotech, a global leader in gene synthesis, and Q Technology Group, an emerging leader in optical solutions. Genscript Biotech, which also performed well during the fourth quarter, grew by diversifying and expanding its product categories and applications while showing impressive, strong execution capabilities versus that of its competition. The firm’s breakthrough into biotech oncology treatments was a key to the stock’s re-rating during the year.

Another top performer in the fourth quarter was waste treatment company Sunny Friend Environmental. The firm’s capacity expansion plans have progressed well and drove the share price higher. We believe waste treatment is an important focus area for the Chinese government and that this firm is well-positioned to take advantage of the secular trend.

Among our top detractors to Fund performance for the full year were Honma Golf, a premium golf equipment brand, and China Biologic Products, a leading blood plasma provider in China. Honma Golf continued to execute well despite its disappointing share performance. We believe IPOs such as Honma will need time to

(continued)

*	Institutional Class Shares were first offered on November 30, 2017. Performance for the Institutional Class Shares prior to its inception represents the performance of the Investor Class. Performance differences between the Institutional Class and the Investor Class may arise due to differences in fees charged to each class.

1	Actual 2017 expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2019 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2017 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	87

PERFORMANCE AS OF DECEMBER 31, 2017

Institutional Class Shares were first offered on November 30, 2017. Performance since that date was 6.19%. Performance for the Institutional Class
Shares prior to its inception represents the performance of the Investor Class. Performance differences between the Institutional Class and the
Investor Class may arise due to differences in fees charged to each class.

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception		Inception date
Investor Class (MCSMX)	8.91%	53.88%	16.07%	14.26%	6.54%		5/31/11
Institutional Class (MICHX)	8.93%	53.92%	16.08%	14.27%	6.54%		11/30/17
MSCI China Small Cap Index[4]	1.42%	24.62%	6.64%	7.48%	2.10%	[5]
Lipper China Region Funds Category Average	7.29%	43.89%	11.28%	9.37%	5.52%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 92 for index definition.

5	Calculated from 5/31/11

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Silergy Corp.	Information Technology	6.7%
Sunny Friend Environmental Technology Co., Ltd.	Industrials	4.4%
SITC International Holdings Co., Ltd.	Industrials	4.0%
Genscript Biotech Corp.	Health Care	3.8%
TK Group Holdings, Ltd.	Industrials	3.8%
China Aviation Oil Singapore Corp., Ltd.	Energy	3.1%
Wuxi Little Swan Co., Ltd.	Consumer Discretionary	2.2%
Vatti Corp., Ltd.	Consumer Discretionary	2.2%
China Resources Cement Holdings, Ltd.	Materials	2.2%
CIFI Holdings Group Co., Ltd.	Real Estate	2.1%
% OF ASSETS IN TOP TEN		34.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

88	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

build a sustainable track record for investors to take notice. China Biologic Products made a significant acquisition during the year. We believed this was not the best use of capital and exited the stock as a result.

Notable Portfolio Changes:

Camera module maker Q Technology rode the popularity of dual camera and 3D sensing applications on smartphones in 2017 and its stock performed better than we expected. Given its good stock performance over the years and our belief that the share price had come to reflect a large degree of the firm’s near-term growth, we exited this holding in the fourth quarter. We continue to selectively add innovative companies to our portfolio, especially in the technology and health care sectors. Late in the year, we added Truly International, an emerging leader in automotive displays and 3D sensing components for smartphones and home appliances. We also added BBI Life Sciences, a leading DNA synthesis and gene sequencing company as we strongly believe Chinese technology and health care firms should see years of strong growth ahead as the government continues to encourage innovation amid its shift in economic structure. For the fourth quarter, the top detractors were Oclaro, a leading optical component manufacturer, and enterprise software provider Gridsum. Both companies struggled with a fast-changing market environment and we exited both positions as we believed their edge in the market was quickly eroding.

Outlook:

Considering both the positives and risks, we are cautiously optimistic in 2018. Uncertainty surrounding global trade policies and geopolitical tensions will likely linger for years. We continue to believe that Chinese companies, however, have fundamentally emerged from the Global Financial Crisis stronger and healthier with a positive earnings outlook ahead. On a macro level, China also has the ability to stabilize its economy through fiscal spending, interest rate adjustments and currency management. In addition, steps taken to correct China’s structural issues continue to progress. For now, we are focused on seeking innovative and capital-efficient small companies that are relatively insulated from macroeconomic uncertainties. We will continue to seek companies that we believe can weather uncertain economic conditions with sustainable, quality earnings streams, strong cash flows and solid balance sheets. We believe sectors such as industrial automation, health care and consumer discretionary are among the most attractive from a secular growth perspective.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	76.5
Taiwan	14.6
United Kingdom	1.8
Switzerland	1.1
Japan	1.0
United States	0.9
Cash and Other Assets, Less Liabilities	4.1

SECTOR ALLOCATION (%)[7]
Industrials	21.7
Information Technology	21.5
Health Care	15.0
Consumer Discretionary	13.7
Materials	7.6
Real Estate	7.5
Energy	4.7
Consumer Staples	3.2
Financials	1.0
Cash and Other Assets, Less Liabilities	4.1

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	23.6
Small Cap (under $3B)	72.2
Cash and Other Assets, Less Liabilities	4.1

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

matthewsasia.com | 800.789.ASIA	89

Matthews China Small Companies Fund

December 31, 2017

Schedule of Investmentsa

COMMON EQUITIES: 95.9%

	Shares	Value
INDUSTRIALS: 21.7%
Commercial Services & Supplies: 6.3%
Sunny Friend Environmental Technology Co., Ltd.	182,000	$1,556,184
Greentown Service Group Co., Ltd.[b]	882,000	689,126

		2,245,310

Machinery: 4.5%
TK Group Holdings, Ltd.	2,156,000	1,346,663
Mirle Automation Corp.	161,000	259,378

		1,606,041

Marine: 4.0%
SITC International Holdings Co., Ltd.	1,451,000	1,432,387

Transportation Infrastructure: 3.2%
Qingdao Port International Co., Ltd. H Shares[b,c]	1,021,000	684,775
Yuexiu Transport Infrastructure, Ltd.	644,000	472,722

		1,157,497

Electrical Equipment: 1.9%
Voltronic Power Technology Corp.	28,974	501,424
KS Terminals, Inc.	76,000	161,712

		663,136

Air Freight & Logistics: 1.1%
Kerry Logistics Network, Ltd.	272,000	385,347

Professional Services: 0.7%
51job, Inc. ADR[c]	4,224	257,030

Total Industrials		7,746,748

INFORMATION TECHNOLOGY: 21.5%
Semiconductors & Semiconductor Equipment: 12.0%
Silergy Corp.	104,000	2,376,464
Hua Hong Semiconductor, Ltd.[b,c]	289,000	611,149
Parade Technologies, Ltd.	25,000	492,941
Advanced Energy Industries, Inc.[d]	4,600	310,408
IQE PLC[d]	164,306	301,540
SG Micro Corp. A Shares[d]	12,400	179,373

		4,271,875

Electronic Equipment, Instruments & Components: 4.8%
Tong Hsing Electronic Industries, Ltd.	104,000	469,530
Merry Electronics Co., Ltd.	57,000	370,152
Truly International Holdings, Ltd.	792,000	341,903
All Ring Tech Co., Ltd.	141,000	303,719
ITEQ Corp.	105,000	229,867
China High Precision Automation Group, Ltd.[d,e]	195,000	250

		1,715,421

IT Services: 1.8%
GDS Holdings, Ltd. ADR[d]	27,700	624,081

Internet Software & Services: 1.7%
Baozun, Inc. ADR[d]	19,700	621,732

Communications Equipment: 1.2%
Advanced Ceramic X Corp.	33,000	440,622

Total Information Technology		7,673,731

	Shares	Value
HEALTH CARE: 15.0%
Life Sciences Tools & Services: 4.9%
Genscript Biotech Corp.	538,000	$1,371,418
Tecan Group AG	1,817	377,366

		1,748,784

Biotechnology: 4.2%
Shanghai Haohai Biological Technology Co., Ltd. H Shares[b,c]	121,500	583,027
BBI Life Sciences Corp.[b]	1,117,500	563,312
Abcam PLC	24,333	346,600

		1,492,939

Pharmaceuticals: 2.8%
Hutchison China MediTech, Ltd. ADR[d]	16,800	662,256
Jacobson Pharma Corp., Ltd.[b]	1,220,000	331,776

		994,032

Health Care Equipment & Supplies: 1.9%
AK Medical Holdings, Ltd.[b,c,d]	890,000	347,440
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	440,000	319,762

		667,202

Health Care Providers & Services: 1.2%
Dian Diagnostics Group Co., Ltd. A Shares	67,300	244,107
Dian Diagnostics Group Co., Ltd. A Shares	53,400	193,631

		437,738

Total Health Care		5,340,695

CONSUMER DISCRETIONARY: 13.7%
Household Durables: 5.5%
Wuxi Little Swan Co., Ltd. B Shares	138,055	783,499
Vatti Corp., Ltd. A Shares	168,914	781,798
Guangdong Xinbao Electrical Appliances Holdings Co., Ltd. A Shares	215,800	407,432

		1,972,729

Hotels, Restaurants & Leisure: 2.8%
Melco International Development, Ltd.	171,000	501,457
Mandarin Oriental International, Ltd.	239,900	484,598

		986,055

Specialty Retail: 1.9%
China ZhengTong Auto Services Holdings, Ltd.	424,000	428,078
China Meidong Auto Holdings, Ltd.	802,000	250,469

		678,547

Diversified Consumer Services: 1.7%
China Maple Leaf Educational Systems, Ltd.	524,000	613,616

Leisure Products: 1.0%
Honma Golf, Ltd.[b,c]	354,500	354,824

Media: 0.8%
Clear Media, Ltd.	278,000	276,475

Total Consumer Discretionary		4,882,246

90	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

December 31, 2017

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 7.6%
Chemicals: 2.4%
China BlueChemical, Ltd. H Shares	1,872,000	$590,336
Shanghai Putailai New Energy Technology Co., Ltd. A Shares[d]	33,000	280,338

		870,674

Construction Materials: 2.2%
China Resources Cement Holdings, Ltd.	1,182,000	775,601

Metals & Mining: 1.5%
MMG, Ltd.[d]	1,096,000	542,245

Containers & Packaging: 1.5%
CPMC Holdings, Ltd.	668,000	529,246

Total Materials		2,717,766

REAL ESTATE: 7.5%
Real Estate Management & Development: 7.5%
CIFI Holdings Group Co., Ltd.	1,248,000	749,821
Times Property Holdings, Ltd.	735,000	721,872
KWG Property Holding, Ltd.	526,000	613,130
Joy City Property, Ltd.	3,784,000	609,151

Total Real Estate		2,693,974

ENERGY: 4.7%
Oil, Gas & Consumable Fuels: 4.7%
China Aviation Oil Singapore Corp., Ltd.	902,900	1,091,293
Sinopec Kantons Holdings, Ltd.	904,000	582,658

Total Energy		1,673,951

CONSUMER STAPLES: 3.2%
Food Products: 3.2%
Tehmag Foods Corp.	55,000	434,330
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd. A Shares	94,800	360,449
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd. A Shares	50,700	192,713
Vitasoy International Holdings, Ltd.	58,000	148,304

Total Consumer Staples		1,135,796

	Shares	Value
FINANCIALS: 1.0%
Banks: 1.0%
Dah Sing Banking Group, Ltd.	158,400	$343,473

Total Financials		343,473

TOTAL INVESTMENTS: 95.9%		34,208,380
(Cost $27,306,253)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.1%		1,476,743

NET ASSETS: 100.0%		$35,685,123

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. At December 31, 2017, the aggregate value is $2,581,215, which is 7.23% of net assets.

d	Non-income producing security.

e	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	91

Index Definitions

The Markit iBoxx Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Philippines, Thailand and Singapore.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization weighted index of the stock markets of China, India, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI All Country Asia Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

92	MATTHEWS ASIA FUNDS

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2017. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: Through December 31, 2017, a 2.00% redemption fee was assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund

(collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. The imposition of redemption fees pursuant to the Funds’ Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is also imposed to discourage short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds’ investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that shares were purchased, and first redeem the shares that have been held the longest.

The Covered Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds’ prospectus.

The Funds (or their agents) attempt to contact shareholders whom the Funds (or their agents) believe have violated the Funds’ policies and procedures related to short-term trading and market-timing activity, and notify them that they will no longer be permitted to buy (or exchange) shares of the Funds. When a shareholder has purchased shares of the Funds through an intermediary, the Funds may not be able to notify the shareholder of a violation of the Funds’ policies or that the Funds have taken steps to address the situation (for example, the Funds may be unable to notify a shareholder that his or her privileges to purchase or exchange shares of the Funds have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Funds.

The Funds may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

matthewsasia.com | 800.789.ASIA	93

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

94	MATTHEWS ASIA FUNDS

December 31, 2017

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expense Ratio	Operating Expenses Paid During Period 7/1/17– 12/31/17[1]	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expense Ratio	Operating Expenses Paid During Period 7/1/17– 12/31/17[1]
ASIA FIXED INCOME STRATEGIES
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$1,035.20	1.15%	$5.90	$1,000.00	$1,036.50	0.90%	$4.62
Hypothetical 5% Returns	$1,000.00	$1,019.41	1.15%	$5.85	$1,000.00	$1,020.67	0.90%	$4.58
Matthews Asia Credit Opportunities Fund
Actual Fund Return	$1,000.00	$1,023.80	1.15%	$5.87	$1,000.00	$1,025.50	0.90%	$4.59
Hypothetical 5% Returns	$1,000.00	$1,019.41	1.15%	$5.85	$1,000.00	$1,020.67	0.90%	$4.58

ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,060.80	1.03%	$5.35	$1,000.00	$1,060.90	0.92%	$4.78
Hypothetical 5% Returns	$1,000.00	$1,020.01	1.03%	$5.24	$1,000.00	$1,020.57	0.92%	$4.69
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,131.70	1.01%	$5.43	$1,000.00	$1,132.30	0.91%	$4.89
Hypothetical 5% Returns	$1,000.00	$1,020.11	1.01%	$5.14	$1,000.00	$1,020.62	0.91%	$4.63
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,175.80	1.19%	$6.53	$1,000.00	$1,176.50	1.05%	$5.76
Hypothetical 5% Returns	$1,000.00	$1,019.21	1.19%	$6.06	$1,000.00	$1,019.91	1.05%	$5.35

ASIA VALUE STRATEGY
Matthews Asia Value Fund
Actual Fund Return	$1,000.00	$1,119.60	1.50%	$8.01	$1,000.00	$1,120.20	1.25%	$6.68
Hypothetical 5% Returns	$1,000.00	$1,017.64	1.50%	$7.63	$1,000.00	$1,018.90	1.25%	$6.36

ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund
Actual Fund Return	$1,000.00	$1,136.90	1.50%	$8.08	$1,000.00	$1,138.10	1.25%	$6.74
Hypothetical 5% Returns	$1,000.00	$1,017.64	1.50%	$7.63	$1,000.00	$1,018.90	1.25%	$6.36
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,171.30	1.10%	$6.02	$1,000.00	$1,172.40	0.92%	$5.04
Hypothetical 5% Returns	$1,000.00	$1,019.66	1.10%	$5.60	$1,000.00	$1,020.57	0.92%	$4.69
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,164.40	1.04%	$5.67	$1,000.00	$1,165.10	0.88%	$4.80
Hypothetical 5% Returns	$1,000.00	$1,019.96	1.04%	$5.30	$1,000.00	$1,020.77	0.88%	$4.48
Matthews Asia ESG Fund
Actual Fund Return	$1,000.00	$1,122.60	1.50%	$8.03	$1,000.00	$1,124.30	1.25%	$6.69
Hypothetical 5% Returns	$1,000.00	$1,017.64	1.50%	$7.63	$1,000.00	$1,018.90	1.25%	$6.36
Matthews Emerging Asia Fund
Actual Fund Return	$1,000.00	$1,064.70	1.51%	$7.86	$1,000.00	$1,066.70	1.25%	$6.51
Hypothetical 5% Returns	$1,000.00	$1,017.59	1.51%	$7.68	$1,000.00	$1,018.90	1.25%	$6.36
Matthews Asia Innovators Fund
Actual Fund Return	$1,000.00	$1,175.10	1.23%	$6.74	$1,000.00	$1,175.80	1.05%	$5.76
Hypothetical 5% Returns	$1,000.00	$1,019.00	1.23%	$6.26	$1,000.00	$1,019.91	1.05%	$5.35
Matthews China Fund
Actual Fund Return	$1,000.00	$1,225.40	1.06%	$5.95	$1,000.00	$1,226.80	0.90%	$5.05
Hypothetical 5% Returns	$1,000.00	$1,019.86	1.06%	$5.40	$1,000.00	$1,020.67	0.90%	$4.58
Matthews India Fund
Actual Fund Return	$1,000.00	$1,111.40	1.09%	$5.80	$1,000.00	$1,112.30	0.89%	$4.74
Hypothetical 5% Returns	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.72	0.89%	$4.53
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,161.70	0.93%	$5.07	$1,000.00	$1,162.20	0.87%	$4.74
Hypothetical 5% Returns	$1,000.00	$1,020.52	0.93%	$4.74	$1,000.00	$1,020.82	0.87%	$4.43
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,132.80	1.17%	$6.29	$1,000.00	$1,133.50	1.01%	$5.43
Hypothetical 5% Returns	$1,000.00	$1,019.31	1.17%	$5.96	$1,000.00	$1,020.11	1.01%	$5.14

matthewsasia.com | 800.789.ASIA	95

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expense Ratio	Operating Expenses Paid During Period 7/1/17– 12/31/17[1]	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expense Ratio	Operating Expenses Paid During Period 7/1/17– 12/31/17[1]
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,140.70	1.41%	$7.61	$1,000.00	$1,141.20	1.25%	$6.75
Hypothetical 5% Returns	$1,000.00	$1,018.10	1.41%	$7.17	$1,000.00	$1,018.90	1.25%	$6.36
Matthews China Small Companies Fund[2]
Actual Fund Return	$1,000.00	$1,249.60	1.50%	$8.51	$1,000.00	$1,061.90	1.25%	$1.09
Hypothetical 5% Returns	$1,000.00	$1,017.64	1.50%	$7.63	$1,000.00	$1,003.18	1.25%	$1.06

1	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.

2	Institutional Class commenced operations on November 30, 2017.

96	MATTHEWS ASIA FUNDS

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Statements of Assets and Liabilities

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$88,174,560	$27,756,050	$2,760,772,532
Affiliated issuers	—	—	—
Cash	3,940,775	3,462,067	79,465,921
Segregated foreign currency at value	13,334	4,179	—
Foreign currency at value (B)	155	92	181,060
Dividends, interest and other receivable	1,668,437	465,656	11,532,191
Receivable for securities sold	—	—	515,779
Receivable for capital shares sold	669,696	57,774	3,950,342
Due from Advisor (Note 5)	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	326,429	—	—
Prepaid expenses and other assets	20,119	5,873	23,224
TOTAL ASSETS	94,813,505	31,751,691	2,856,441,049
LIABILITIES:
Cash overdraft	—	—	—
Payable for securities purchased	—	—	646,105
Payable for capital shares redeemed	17,785	6,815	7,001,352
Deferred foreign capital gains tax liability (Note 2-G)	72,955	—	136,584
Due to Advisor (Note 5)	39,916	1,046	1,589,456
Administration and accounting fees payable (Note 5)	1,826	527	57,970
Administration and shareholder servicing fees payable (Note 5)	10,232	3,390	315,674
Custodian fees payable	9,524	3,891	176,628
Intermediary service fees payable (Note 5)	24,724	4,106	435,579
Professional fees payable	36,442	35,051	51,529
Transfer agent fees payable	860	198	17,677
Trustees fees payable	24	6	858
Accrued other expenses payable	7,062	4,920	98,180
TOTAL LIABILITIES	221,350	59,950	10,527,592
NET ASSETS	$94,592,155	$31,691,741	$2,845,913,457
NET ASSETS:
Investor Class	$63,437,452	$10,200,619	$1,535,745,955
Institutional Class	31,154,703	21,491,122	1,310,167,502
TOTAL	$94,592,155	$31,691,741	$2,845,913,457

See accompanying notes to financial statements.

98	MATTHEWS ASIA FUNDS

December 31, 2017

Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

$6,226,040,149	$304,744,057	$27,082,164	$15,197,685	$810,938,224	$8,300,761,710
749,122,502	—	—	—	—	1,203,947,562
—	6,517,143	3,246,542	321,553	38,632,180	204,127,836
34,078	4,655	—	—	—	127,499
19,960,024	3,497,514	7	—	—	7,305,600
18,163,067	186,020	149,055	41,585	475,302	21,325,717
37,503,553	997,071	180,494	—	—	1,791,385
18,344,878	953,322	326,670	30,101	4,080,337	10,559,853
—	—	—	3,544	—	—
—	—	—	—	—	—
58,892	12,929	22,857	5,847	12,161	44,903
7,069,227,143	316,912,711	31,007,789	15,600,315	854,138,204	9,749,992,065

25,390,667	—	—	—	—	—
9,427,424	1,545,861	174,898	—	—	10,246,190
26,078,455	284,006	13,979	—	888,268	3,412,772
4,650,161	—	—	7,514	1,852,052	2,958,166
3,812,743	171,699	26,786	—	456,635	5,161,332
136,143	6,049	535	273	16,039	184,434
721,340	34,098	3,285	1,656	90,682	945,607
391,614	19,319	5,418	6,513	80,741	836,340
848,660	49,079	6,806	—	111,097	920,472
63,820	35,991	33,929	35,086	46,596	81,929
107,794	2,249	277	490	5,065	36,000
1,784	73	4	4	217	2,468
250,457	24,201	7,892	2,638	28,868	169,470
71,881,062	2,172,625	273,809	54,174	3,576,260	24,955,180
$6,997,346,081	$314,740,086	$30,733,980	$15,546,141	$850,561,944	$9,725,036,885

$3,713,276,239	$260,593,454	$27,345,776	$4,838,475	$554,308,905	$3,335,795,191
3,284,069,842	54,146,632	3,388,204	10,707,666	296,253,039	6,389,241,694
$6,997,346,081	$314,740,086	$30,733,980	$15,546,141	$850,561,944	$9,725,036,885

matthewsasia.com | 800.789.ASIA	99

Statements of Assets and Liabilities (continued)

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	5,777,677	981,514	87,978,486
Institutional Class	2,838,746	2,068,666	75,151,442
TOTAL	8,616,423	3,050,180	163,129,928
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.98	$10.39	$17.46
Institutional Class, offering price and redemption price	$10.97	$10.39	$17.43
NET ASSETS CONSISTS OF:
Capital paid-in	$93,021,813	$31,201,201	$2,360,340,621
Undistributed (distribution in excess of) net investment income (loss)	200,731	—	(9,140,356)
Undistributed/accumulated net realized gain (loss) on investments, and foreign currency related transactions	(1,733,284)	308	73,770,051
Net unrealized appreciation (depreciation) on investments, foreign currency translations and foreign capital gains taxes	3,102,895	490,232	420,943,141
NET ASSETS	$94,592,155	$31,691,741	$2,845,913,457
(A) Investments at cost:
Unaffiliated Issuers	$85,332,608	$27,266,358	$2,339,743,633
Affiliated Issuers	—	—	—
(B) Foreign Currency at Cost	$154	$91	$181,041

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

December 31, 2017

Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

188,137,925	14,801,087	2,132,048	397,154	20,344,550	105,367,457
166,425,563	3,074,736	266,159	874,607	10,794,214	201,968,392
354,563,488	17,875,823	2,398,207	1,271,761	31,138,764	307,335,849

$19.74	$17.61	$12.83	$12.18	$27.25	$31.66
$19.73	$17.61	$12.73	$12.24	$27.45	$31.63

$5,145,735,436	$261,370,444	$28,959,199	$13,672,954	$560,352,939	$5,917,933,611
(31,069,204)	(2,977,166)	(485,810)	67,097	(6,114,312)	(923,629)
(89,641,919)	4,562,875	395,952	(677,452)	12,041,135	157,188,339
1,972,321,768	51,783,933	1,864,639	2,483,542	284,282,182	3,650,838,564
$6,997,346,081	$314,740,086	$30,733,980	$15,546,141	$850,561,944	$9,725,036,885

$4,621,362,175	$253,109,113	$25,218,417	$12,706,768	$524,798,919	$4,698,737,588
377,222,455	—	—	—	—	1,152,443,515
$19,638,820	$3,348,611	$7	$—	$—	$7,128,439

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Statements of Assets and Liabilities (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$17,911,853	$466,541,623	$198,836,763
Affiliated issuers	—	4,671,674	—
Cash	314,873	19,637,646	4,825,963
Segregated foreign currency at value	—	—	—
Foreign currency at value (B)	218,677	12,501,661	1,160,000
Dividends, interest and other receivable	52,768	467,526	226,751
Receivable for securities sold	83,014	573,022	1,435,012
Receivable for capital shares sold	65,318	2,598,832	1,363,051
Prepaid expenses and other assets	6,288	24,358	18,389
TOTAL ASSETS	18,652,791	507,016,342	207,865,929
LIABILITIES:
Payable for securities purchased	460,721	6,685,004	503,250
Payable for capital shares redeemed	10,182	419,059	416,278
Deferred foreign capital gains tax liability (Note 2-G)	67,265	4,375,907	415,633
Due to Advisor (Note 5)	4,418	307,159	111,231
Administration and accounting fees payable (Note 5)	338	8,786	3,795
Administration and shareholder servicing fees payable (Note 5)	1,936	52,815	22,089
Custodian fees payable	7,007	205,597	26,006
Intermediary service fees payable (Note 5)	2,998	53,844	26,005
Professional fees payable	35,545	37,762	36,223
Transfer agent fees payable	174	2,567	3,142
Trustees fees payable	4	107	44
Accrued other expenses payable	8,324	38,718	13,778
TOTAL LIABILITIES	598,912	12,187,325	1,577,474
NET ASSETS	$18,053,879	$494,829,017	$206,288,455
NET ASSETS:
Investor Class	$10,694,755	$219,596,204	$175,331,276
Institutional Class	7,359,124	275,232,813	30,957,179
TOTAL	$18,053,879	$494,829,017	$206,288,455

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

December 31, 2017

Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

$891,713,300	$2,128,019,358	$3,824,457,782	$219,337,495	$418,910,776	$34,208,380
—	124,894,701	181,339,771	—	—	—
8,373,414	25,997,426	111,061,304	2,874,266	23,700,754	2,013,339
32,221	—	—	—	—	1,474
4,907,942	3,746,463	—	—	674,887	201,123
284,617	405,001	3,477,780	2,874,857	355,189	8,049
—	1,771,682	3,480,898	—	2,938,999	54,388
2,948,294	3,917,309	5,811,954	223,579	1,348,580	224,953
35,009	39,404	21,877	13,070	14,717	21,279
908,294,797	2,288,791,344	4,129,651,366	225,323,267	447,943,902	36,732,985

—	2,744,861	9,835,310	—	4,035,316	878,018
1,772,715	1,956,134	3,792,870	57,680	1,549,209	97,106
—	9,458,908	—	—	461,740	—
490,096	1,244,980	2,283,816	123,402	380,881	6,963
17,386	45,101	81,164	4,391	8,538	603
97,324	247,250	446,129	24,508	47,297	3,635
38,670	238,423	92,894	12,829	43,676	4,759
135,921	263,333	298,025	32,185	58,162	9,247
35,564	41,273	46,644	33,600	41,228	35,124
14,480	15,816	24,423	4,230	3,325	798
207	626	1,062	60	125	7
209,445	101,423	254,904	12,164	21,395	11,602
2,811,808	16,358,128	17,157,241	305,049	6,650,892	1,047,862
$905,482,989	$2,272,433,216	$4,112,494,125	$225,018,218	$441,293,010	$35,685,123

$843,508,334	$1,484,044,910	$2,155,280,387	$192,430,828	$208,338,567	$35,209,234
61,974,655	788,388,306	1,957,213,738	32,587,390	232,954,443	475,889
$905,482,989	$2,272,433,216	$4,112,494,125	$225,018,218	$441,293,010	$35,685,123

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Statements of Assets and Liabilities (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	925,136	14,155,253	12,356,974
Institutional Class	639,950	17,680,954	2,170,501
TOTAL	1,565,086	31,836,207	14,527,475
NET ASSET VALUE:
Investor Class, offering price and redemption price	$11.56	$15.51	$14.19
Institutional Class, offering price and redemption price	$11.50	$15.57	$14.26
NET ASSETS CONSISTS OF:
Capital paid-in	$15,155,231	$415,100,644	$141,154,247
Undistributed (distribution in excess of) net investment income (loss)	(347,895)	—	1,091,966
Undistributed/accumulated net realized gain (loss) on investments, and foreign currency related transactions	286,760	7,588	5,429,533
Net unrealized appreciation (depreciation) on investments, foreign currency translations and foreign capital gains taxes	2,959,783	79,720,785	58,612,709
NET ASSETS	$18,053,879	$494,829,017	$206,288,455
(A) Investments at cost:
Unaffiliated Issuers	$14,885,015	$383,180,536	$139,810,918
Affiliated Issuers	—	3,933,041	—
(B) Foreign Currency at Cost	$217,719	$12,501,948	$1,160,000

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

December 31, 2017

Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

37,993,831	43,251,033	89,363,931	27,843,595	9,103,250	2,960,773
2,795,599	22,843,773	81,000,856	4,687,319	10,189,783	40,099
40,789,430	66,094,806	170,364,787	32,530,914	19,293,033	3,000,872

$22.20	$34.31	$24.12	$6.91	$22.89	$11.89
$22.17	$34.51	$24.16	$6.95	$22.86	$11.87

$691,041,047	$1,500,089,679	$3,126,476,895	$129,938,750	$356,687,320	$28,202,995
(6,335,510)	(36,193)	(26,448,443)	(4,128,561)	(1,588)	(61,126)
1,710,670	51,268,963	28,398,638	7,413,148	10,536,297	641,124
219,066,782	721,110,767	984,067,035	91,794,881	74,070,981	6,902,130
$905,482,989	$2,272,433,216	$4,112,494,125	$225,018,218	$441,293,010	$35,685,123

$672,693,639	$1,447,026,172	$2,894,701,212	$127,556,420	$344,363,730	$27,306,253
—	75,212,128	127,018,264	—	—	—
$4,860,818	$3,741,999	$—	$—	$674,882	$201,123

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Statements of Operations

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$8,454	$9,177	$86,060,435
Dividends—Affiliated Issuers (Note 7)	—	—	—
Interest	4,775,702	1,115,545	4,923,975
Foreign withholding tax	(151,034)	(14,473)	(5,372,702)
TOTAL INVESTMENT INCOME	4,633,122	1,110,249	85,611,708
EXPENSES:
Investment advisory fees (Note 5)	515,422	135,246	18,612,020
Administration and accounting fees (Note 5)	6,344	1,665	224,907
Administration and shareholder servicing fees (Note 5)	108,149	28,321	3,842,449
Accounting out-of-pocket fees	18,364	13,929	40,816
Custodian fees	45,888	22,438	829,680
Printing fees	13,179	7,804	132,809
Intermediary service fees (Note 5)	146,770	22,423	4,316,121
Professional fees	58,566	58,080	106,593
Registration fees	44,271	31,896	108,679
Transfer agent fees	3,824	775	73,039
Trustees fees	3,532	836	135,796
Offering costs (Note 2-E)	—	33,230	—
Other expenses	8,908	431	61,423
TOTAL EXPENSES	973,217	357,074	28,484,332
Advisory fees waived and expenses waived or reimbursed (Note 5)	(121,164)	(149,157)	—
Administration fees waived (Note 5)	—	—	—
NET EXPENSES	852,053	207,917	28,484,332
NET INVESTMENT INCOME (LOSS)	3,781,069	902,332	57,127,376
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS, SWAPS AND FOREIGN CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	1,281,716	238,222	119,053,423
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—
Net realized gain (loss) on forward foreign currency exchange contracts	(628,735)	—	—
Net realized gain (loss) on swaps	(19,449)	(4,862)	—
Net realized foreign capital gains tax	—	—	—
Net realized gain (loss) on foreign currency related transactions	(190,200)	357	(233,799)
Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	2,665,574	353,137	368,090,114
Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	—	—	—
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	143,892	—	—
Net change in unrealized appreciation/depreciation on swaps	30,907	7,727	—
Net change in deferred foreign capital gains taxes on unrealized appreciation	(56,325)	—	(136,584)
Net change in unrealized appreciation/depreciation on foreign currency related translations	15,329	539	41,700
Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, foreign currency related transactions, swaps and foreign capital gains taxes	3,242,709	595,120	486,814,854

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$7,023,778	$1,497,452	$543,942,230

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

Year Ended December 31, 2017

Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

$151,627,833	$8,496,660	$424,671	$323,094	$9,994,363	$134,400,218
19,723,581	—	—	—	—	17,494,158
9,474	—	—	—	—	—
(11,721,754)	(424,137)	(40,556)	(18,908)	(835,109)	(14,233,681)
159,639,134	8,072,523	384,115	304,186	9,159,254	137,660,695

39,070,331	1,616,495	95,878	79,915	4,745,493	54,037,849
472,231	19,547	1,160	966	57,352	653,337
8,047,481	332,574	19,450	16,471	978,261	11,136,774
47,177	34,702	32,317	27,719	35,992	44,253
1,544,383	179,016	55,916	39,341	404,260	3,339,240
309,698	33,087	6,304	4,819	42,680	283,723
7,211,890	477,672	34,831	17,427	1,065,221	8,351,361
161,962	60,857	45,121	48,879	80,180	210,018
150,493	63,009	38,828	37,739	70,501	142,855
499,112	10,116	1,081	2,170	23,015	172,816
261,728	10,602	379	500	32,792	369,640
—	—	—	—	—	—
123,883	9,383	4,489	7,294	20,760	159,720
57,900,369	2,847,060	335,754	283,240	7,556,507	78,901,586
(344,184)	—	(119,683)	(119,705)	—	(825,034)
(344,184)	—	—	—	—	(825,034)
57,212,001	2,847,060	216,071	163,535	7,556,507	77,251,518
102,427,133	5,225,463	168,044	140,651	1,602,747	60,409,177

169,000,504	23,955,031	1,391,613	261,031	64,858,460	231,751,341
10,522,110	—	—	—	—	(9,998,398)
—	—	—	506	—	—
—	—	—	—	—	—
(189,341)	—	—	—	—	—
569,065	2,956	(10,599)	1,245	8,328	486,761
1,163,206,907	48,206,618	1,773,843	3,354,901	172,389,682	2,234,699,788
276,227,853	—	—	—	—	197,538,458
—	—	—	—	—	—
—	—	—	—	—	—
(4,650,161)	—	—	(7,514)	(1,318,787)	(2,958,166)
464,586	148,121	834	398	(2,095)	471,626

1,615,151,523	72,312,726	3,155,691	3,610,567	235,935,588	2,651,991,410

$1,717,578,656	$77,538,189	$3,323,735	$3,751,218	$237,538,335	$2,712,400,587

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Statements of Operations (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$297,845	$7,600,015	$1,807,653
Dividends—Affiliated Issuers (Note 7)	—	129,408	—
Interest	—	—	—
Foreign withholding tax	(37,411)	(718,154)	(236,611)
TOTAL INVESTMENT INCOME	260,434	7,011,269	1,571,042
EXPENSES:
Investment advisory fees (Note 5)	88,213	3,573,026	973,613
Administration and accounting fees (Note 5)	1,170	28,583	11,773
Administration and shareholder servicing fees (Note 5)	18,131	486,176	200,013
Accounting out-of-pocket fees	39,165	45,064	32,847
Custodian fees	77,480	886,506	148,803
Printing fees	463	41,794	20,447
Intermediary service fees (Note 5)	22,808	517,545	250,446
Professional fees	50,955	59,318	61,424
Registration fees	35,477	88,285	42,870
Transfer agent fees	690	11,350	13,925
Trustees fees	96	14,633	6,888
Other expenses	8,246	21,284	15,544
TOTAL EXPENSES	342,894	5,773,564	1,778,593
Advisory fees waived and expenses waived or reimbursed (Note 5)	(156,429)	(878,171)	—
Administration fees waived (Note 5)	—	—	—
NET EXPENSES	186,465	4,895,393	1,778,593
NET INVESTMENT INCOME (LOSS)	73,969	2,115,876	(207,551)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	598,679	2,012,191	14,468,602
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—
Net realized foreign capital gains tax	(5,945)	(202,710)	—
Net realized gain (loss) on foreign currency related transactions	(3,682)	(343,986)	(59,481)
Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	3,090,546	55,984,297	43,966,061
Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	—	685,903	—
Net change in deferred foreign capital gains taxes on unrealized appreciation	(47,151)	(1,432,546)	(397,832)
Net change in unrealized appreciation/depreciation on foreign currency related translations	1,946	(3,751)	3,391
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	3,634,393	56,699,398	57,980,741

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,708,362	$58,815,274	$57,773,190

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

Year Ended December 31, 2017

Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

$14,100,177	$15,013,777	$48,856,897	$4,906,802	$7,119,511	$496,362
—	1,424,577	2,123,341	—	—	—
114	14,660	—	—	2,216	—
(1,151,245)	(30,245)	(4,116,658)	(780,392)	(658,017)	(21,850)
12,949,046	16,422,769	46,863,580	4,126,410	6,463,710	474,512

4,563,241	13,638,302	23,243,975	1,301,570	4,121,027	219,991
55,187	164,822	280,885	15,731	32,979	1,761
938,535	2,809,954	4,789,166	268,228	563,760	29,900
30,984	37,665	43,079	34,413	45,474	45,898
238,641	930,501	426,586	79,876	298,894	73,647
37,958	114,423	348,855	17,086	23,190	7,122
1,362,517	2,689,973	2,111,523	365,480	567,254	54,940
56,876	118,236	119,785	50,728	73,121	48,912
64,189	132,431	231,169	43,864	73,941	23,978
66,301	72,656	111,954	19,594	15,317	3,469
30,145	92,430	160,397	10,245	21,301	932
27,851	48,479	72,862	25,750	22,076	3,556
7,472,425	20,849,872	31,940,236	2,232,565	5,858,334	514,106
—	—	(51,124)	—	(272,597)	(184,162)
—	—	(51,124)	—	—	—
7,472,425	20,849,872	31,837,988	2,232,565	5,585,737	329,944
5,476,621	(4,427,103)	15,025,592	1,893,845	877,973	144,568

93,679,827	69,676,101	85,389,371	13,539,806	46,946,641	2,207,910
—	675,376	5,013,471	—	—	—
—	—	—	—	(372)	—
132,393	(527,170)	(430,644)	104,445	(19,015)	9,943
206,059,855	511,006,141	850,420,325	53,249,815	63,649,990	7,138,481
—	27,453,007	47,736,060	—	—	—
—	(9,458,908)	—	—	(461,740)	—
81,316	20,883	(26,073)	10,266	303	(24)
299,953,391	598,845,430	988,102,510	66,904,332	110,115,807	9,356,310

$305,430,012	$594,418,327	$1,003,128,102	$68,798,177	$110,993,780	$9,500,878

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Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$3,781,069	$3,216,131
Net realized gain (loss) on investments and foreign currency related transactions	443,332	(1,417,663)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,824,795	3,618,263
Net change on foreign capital gains taxes on unrealized appreciation	(56,325)	(15,665)
Net change in unrealized appreciation/depreciation on swaps	30,907	(30,907)
Net increase (decrease) in net assets resulting from operations	7,023,778	5,370,159
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(2,199,871)	(2,093,040)
Institutional Class	(1,075,141)	(510,269)
Net decrease in net assets resulting from distributions	(3,275,012)	(2,603,309)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	22,036,526	3,909,410
Total increase (decrease) in net assets	25,785,292	6,676,260
NET ASSETS:
Beginning of year	68,806,863	62,130,603
End of year (including undistributed/(distributions in excess of) net investment income of $200,731 and ($278,404), respectively)	$94,592,155	$68,806,863

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	Year Ended December 31, 2017	Period Ended December 31, 2016[1]
OPERATIONS:
Net investment income (loss)	$902,332	$424,556
Net realized gain (loss) on investments and foreign currency related transactions	233,717	67,487
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	353,676	136,556
Net change in unrealized appreciation/depreciation on swaps	7,727	(7,727)
Net increase (decrease) in net assets resulting from operations	1,497,452	620,872
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(340,862)	(323,728)
Institutional Class	(596,265)	(168,476)
Realized gains on investments:
Investor Class	(84,471)	(16,637)
Institutional Class	(189,650)	(8,450)
Net decrease in net assets resulting from distributions	(1,211,248)	(517,291)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	15,081,567	16,220,389
Total increase (decrease) in net assets	15,367,771	16,323,970
NET ASSETS:
Beginning of year	16,323,970	—
End of year (including undistributed net investment income of $0 and $6,393, respectively)	$31,691,741	$16,323,970

1	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.

See accompanying notes to financial statements.

110	MATTHEWS ASIA FUNDS

MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$57,127,376	$57,141,212
Net realized gain (loss) on investments and foreign currency related transactions	118,819,624	148,265,239
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	368,131,814	(163,358,332)
Net change on foreign capital gains taxes on unrealized appreciation	(136,584)	—
Net increase (decrease) in net assets resulting from operations	543,942,230	42,048,119
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(41,460,084)	(54,001,197)
Institutional Class	(35,174,360)	(28,340,600)
Realized gains on investments:
Investor Class	(23,124,973)	(96,373,726)
Institutional Class	(19,515,513)	(49,003,449)
Net decrease in net assets resulting from distributions	(119,274,930)	(227,718,972)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(72,995,282)	(189,142,084)
REDEMPTION FEES	7	—
Total increase (decrease) in net assets	351,672,025	(374,812,937)
NET ASSETS:
Beginning of year	2,494,241,432	2,869,054,369
End of year (including distributions in excess of net investment income of ($9,140,356) and ($35,270,959), respectively)	$2,845,913,457	$2,494,241,432

MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2017	Year Ended December 31, 2016[1]
OPERATIONS:
Net investment income (loss)	$102,427,133	$87,117,020
Net realized gain (loss) on investments and foreign currency related transactions	179,902,338	55,403,187
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	1,439,899,346	36,474,493
Net change on foreign capital gains taxes on unrealized appreciation	(4,650,161)	—
Net increase (decrease) in net assets resulting from operations	1,717,578,656	178,994,700
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(123,635,282)	(49,010,082)
Institutional Class	(113,776,897)	(39,312,230)
Realized gains on investments:
Investor Class	(75,762,388)	(17,325,153)
Institutional Class	(68,303,579)	(13,260,152)
Return of Capital
Investor Class	—	(15,297,114)
Institutional Class	—	(11,747,472)
Net decrease in net assets resulting from distributions	(381,478,146)	(145,952,203)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	976,358,238	(151,779,230)
REDEMPTION FEES	374	9
Total increase (decrease) in net assets	2,312,459,122	(118,736,724)
NET ASSETS:
Beginning of year	4,684,886,959	4,803,623,683
End of year (including distributions in excess of net investment income of ($31,069,204) and ($8,048,067), respectively)	$6,997,346,081	$4,684,886,959

1	Consolidated Statement of Changes in Net Assets. See Note 2-C.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA DIVIDEND FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$5,225,463	$3,827,576
Net realized gain (loss) on investments and foreign currency related transactions	23,957,987	4,186,024
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	48,354,739	(1,681,925)
Net increase (decrease) in net assets resulting from operations	77,538,189	6,331,675
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(6,366,143)	(3,001,665)
Institutional Class	(1,342,316)	(469,585)
Realized gains on investments:
Investor Class	(16,273,463)	(2,247,824)
Institutional Class	(3,383,594)	(382,120)
Net decrease in net assets resulting from distributions	(27,365,516)	(6,101,194)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	76,410,254	7,006,687
Total increase (decrease) in net assets	126,582,927	7,237,168
NET ASSETS:
Beginning of year	188,157,159	180,919,991
End of year (including distributions in excess of net investment income of ($2,977,166) and ($21,078), respectively)	$314,740,086	$188,157,159

MATTHEWS ASIA VALUE FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$168,044	$18,087
Net realized gain (loss) on investments and foreign currency related transactions	1,381,014	25,479
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	1,774,677	106,708
Net increase (decrease) in net assets resulting from operations	3,323,735	150,274
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(565,960)	(129,547)
Institutional Class	(61,206)	(10,399)
Realized gains on investments:
Investor Class	(856,844)	(8,096)
Institutional Class	(102,341)	(542)
Net decrease in net assets resulting from distributions	(1,586,351)	(148,584)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	26,293,036	969,275
Total increase (decrease) in net assets	28,030,420	970,965
NET ASSETS:
Beginning of year	2,703,560	1,732,595
End of year (including distributions in excess of net investment income of ($485,810) and ($5,575), respectively)	$30,733,980	$2,703,560

See accompanying notes to financial statements.

112	MATTHEWS ASIA FUNDS

MATTHEWS ASIA FOCUS FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$140,651	$140,261
Net realized gain (loss) on investments and foreign currency related transactions	262,782	(230,413)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	3,355,299	597,323
Net change on foreign capital gains taxes on unrealized appreciation	(7,514)	—
Net increase (decrease) in net assets resulting from operations	3,751,218	507,171
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(47,315)	(70,761)
Institutional Class	(89,956)	(87,218)
Net decrease in net assets resulting from distributions	(137,271)	(157,979)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	1,823,093	(1,414,939)
Total increase (decrease) in net assets	5,437,040	(1,065,747)
NET ASSETS:
Beginning of year	10,109,101	11,174,848
End of year (including undistributed net investment income of $67,097 and $61,966, respectively)	$15,546,141	$10,109,101

MATTHEWS ASIA GROWTH FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$1,602,747	$2,400,166
Net realized gain (loss) on investments and foreign currency related transactions	64,866,788	23,160,593
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	172,387,587	(21,403,951)
Net change on foreign capital gains taxes on unrealized appreciation	(1,318,787)	(391,511)
Net increase (decrease) in net assets resulting from operations	237,538,335	3,765,297
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(3,030,603)	(4,658,025)
Institutional Class	(2,036,373)	(2,552,696)
Realized gains on investments:
Investor Class	(34,198,017)	—
Institutional Class	(17,869,896)	—
Net decrease in net assets resulting from distributions	(57,134,889)	(7,210,721)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	54,693,413	(157,945,254)
Total increase (decrease) in net assets	235,096,859	(161,390,678)
NET ASSETS:
Beginning of year	615,465,085	776,855,763
End of year (including distributions in excess of net investment income of ($6,114,312) and ($4,567,404), respectively)	$850,561,944	$615,465,085

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$60,409,177	$39,910,764
Net realized gain (loss) on investments and foreign currency related transactions	222,239,704	131,856,477
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,432,709,872	(195,810,377)
Net change on foreign capital gains taxes on unrealized appreciation	(2,958,166)	—
Net increase (decrease) in net assets resulting from operations	2,712,400,587	(24,043,136)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(18,058,687)	(13,577,737)
Institutional Class	(43,981,805)	(31,600,912)
Realized gains on investments:
Investor Class	(22,999,068)	(50,432,820)
Institutional Class	(44,087,593)	(86,777,397)
Net decrease in net assets resulting from distributions	(129,127,153)	(182,388,866)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	489,072,525	173,707,489
REDEMPTION FEES	55	30
Total increase (decrease) in net assets	3,072,346,014	(32,724,483)
NET ASSETS:
Beginning of year	6,652,690,871	6,685,415,354
End of year (including undistributed/(distributions in excess of) net investment income of ($923,629) and $220,925, respectively)	$9,725,036,885	$6,652,690,871

MATTHEWS ASIA ESG FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$73,969	$66,399
Net realized gain (loss) on investments and foreign currency related transactions	589,052	(10,559)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	3,092,492	53,654
Net change on foreign capital gains taxes on unrealized appreciation	(47,151)	(10,279)
Net increase (decrease) in net assets resulting from operations	3,708,362	99,215
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(237,703)	(85,420)
Institutional Class	(177,118)	(54,320)
Realized gains on investments:
Investor Class	(135,639)	—
Institutional Class	(93,846)	—
Net decrease in net assets resulting from distributions	(644,306)	(139,740)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	6,232,396	3,863,601
Total increase (decrease) in net assets	9,296,452	3,823,076
NET ASSETS:
Beginning of year	8,757,427	4,934,351
End of year (including distributions in excess of net investment income of ($347,895) and ($20,477), respectively)	$18,053,879	$8,757,427

See accompanying notes to financial statements.

114	MATTHEWS ASIA FUNDS

MATTHEWS EMERGING ASIA FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$2,115,876	$2,490,968
Net realized gain (loss) on investments and foreign currency related transactions	1,465,495	2,695,061
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	56,666,449	21,190,343
Net change on foreign capital gains taxes on unrealized appreciation	(1,432,546)	(1,282,859)
Net increase (decrease) in net assets resulting from operations	58,815,274	25,093,513
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(586,858)	(1,321,879)
Institutional Class	(1,117,042)	(1,048,573)
Realized gains on investments:
Investor Class	(742,351)	(1,325,678)
Institutional Class	(913,243)	(887,884)
Net decrease in net assets resulting from distributions	(3,359,494)	(4,584,014)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	198,378,112	50,373,123
REDEMPTION FEES	107,142	136,866
Total increase (decrease) in net assets	253,941,034	71,019,488
NET ASSETS:
Beginning of year	240,887,983	169,868,495
End of year (including distributions in excess of net investment income of $0 and ($151,736), respectively)	$494,829,017	$240,887,983

MATTHEWS ASIA INNOVATORS FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	($207,551)	($190,585)
Net realized gain (loss) on investments and foreign currency related transactions	14,409,121	8,883,438
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	43,969,452	(23,846,357)
Net change on foreign capital gains taxes on unrealized appreciation	(397,832)	(17,802)
Net increase (decrease) in net assets resulting from operations	57,773,190	(15,171,306)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(2,843,003)	—
Institutional Class	(527,368)	—
Realized gains on investments:
Investor Class	(11,092,511)	(8,895,423)
Institutional Class	(1,826,087)	(1,728,457)
Net decrease in net assets resulting from distributions	(16,288,969)	(10,623,880)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	64,333,280	(40,266,401)
Total increase (decrease) in net assets	105,817,501	(66,061,587)
NET ASSETS:
Beginning of year	100,470,954	166,532,541
End of year (including undistributed (distributions in excess of) net investment income of $1,091,966 and ($122,197), respectively)	$206,288,455	$100,470,954

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA FUND	Year Ended December 31, 2017	Year Ended December 31, 2016[1]
OPERATIONS:
Net investment income (loss)	$5,476,621	$7,458,536
Net realized gain (loss) on investments and foreign currency related transactions	93,812,220	13,454,903
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	206,141,171	(61,441,961)
Net change on foreign capital gains taxes on unrealized appreciation	—	(17,605)
Net increase (decrease) in net assets resulting from operations	305,430,012	(40,546,127)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(12,781,233)	(7,918,085)
Institutional Class	(857,930)	(287,088)
Realized gains on investments:
Investor Class	(66,198,560)	(38,601,123)
Institutional Class	(4,097,682)	(1,268,492)
Return of Capital
Investor Class	—	(17,371,599)
Institutional Class	—	(571,054)
Net decrease in net assets resulting from distributions	(83,935,405)	(66,017,441)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	172,214,277	(115,705,461)
REDEMPTION FEES	—	51
Total increase (decrease) in net assets	393,708,884	(222,268,978)
NET ASSETS:
Beginning of year	511,774,105	734,043,083
End of year (including distributions in excess of net investment income of ($6,335,510) and ($16,878), respectively)	$905,482,989	$511,774,105

1 Consolidated Statement of Changes in Net Assets. See Note 2-C.

MATTHEWS INDIA FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	($4,427,103)	$1,007,080
Net realized gain (loss) on investments and foreign currency related transactions	69,824,307	28,818,985
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	538,480,031	(50,411,276)
Net change on foreign capital gains taxes on unrealized appreciation	(9,458,908)	1,942,487
Net increase (decrease) in net assets resulting from operations	594,418,327	(18,642,724)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Institutional Class	(624,793)	—
Realized gains on investments:
Investor Class	(20,884,465)	(17,649,381)
Institutional Class	(11,544,040)	(9,260,856)
Net decrease in net assets resulting from distributions	(33,053,298)	(26,910,237)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	192,857,560	57,936,594
Total increase (decrease) in net assets	754,222,589	12,383,633
NET ASSETS:
Beginning of year	1,518,210,627	1,505,826,994
End of year (including undistributed/(distributions in excess of) net investment income of ($36,193) and $615,562, respectively)	$2,272,433,216	$1,518,210,627

See accompanying notes to financial statements.

116	MATTHEWS ASIA FUNDS

MATTHEWS JAPAN FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$15,025,592	$13,934,587
Net realized gain (loss) on investments and foreign currency related transactions	89,972,198	140,692,829
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	898,130,312	(83,399,840)
Net increase (decrease) in net assets resulting from operations	1,003,128,102	71,227,576
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(17,075,382)	(14,892,806)
Institutional Class	(17,097,356)	(12,780,128)
Realized gains on investments:
Investor Class	(63,332,483)	(4,615,399)
Institutional Class	(58,184,089)	(3,490,954)
Net decrease in net assets resulting from distributions	(155,689,310)	(35,779,287)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	276,866,712	1,003,413,662
Total increase (decrease) in net assets	1,124,305,504	1,038,861,951
NET ASSETS:
Beginning of year	2,988,188,621	1,949,326,670
End of year (including distributions in excess of net investment income of ($26,448,443) and ($8,574,832), respectively)	$4,112,494,125	$2,988,188,621

MATTHEWS KOREA FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$1,893,845	$434,470
Net realized gain (loss) on investments and foreign currency related transactions	13,644,251	16,478,510
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	53,260,081	(27,906,464)
Net increase (decrease) in net assets resulting from operations	68,798,177	(10,993,484)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(7,705,028)	(2,065,275)
Institutional Class	(1,296,962)	(116,928)
Realized gains on investments:
Investor Class	(8,595,183)	(10,912,600)
Institutional Class	(1,380,384)	(554,186)
Net decrease in net assets resulting from distributions	(18,977,557)	(13,648,989)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	25,009,807	(32,836,778)
Total increase (decrease) in net assets	74,830,427	(57,479,251)
NET ASSETS:
Beginning of year	150,187,791	207,667,042
End of year (including distributions in excess of net investment income of ($4,128,561) and ($1,721,768), respectively)	$225,018,218	$150,187,791

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA SMALL COMPANIES FUND	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$877,973	$2,775,600
Net realized gain (loss) on investments and foreign currency related transactions	46,927,254	11,047,982
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	63,650,293	(19,272,943)
Net change on foreign capital gains taxes on unrealized appreciation	(461,740)	56,811
Net increase (decrease) in net assets resulting from operations	110,993,780	(5,392,550)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(842,375)	(1,145,221)
Institutional Class	(1,420,106)	(1,307,167)
Realized gains on investments:
Investor Class	(14,961,651)	—
Institutional Class	(16,856,653)	—
Net decrease in net assets resulting from distributions	(34,080,785)	(2,452,388)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(64,823,384)	(173,006,090)
REDEMPTION FEES	16,089	123,630
Total increase (decrease) in net assets	12,105,700	(180,727,398)
NET ASSETS:
Beginning of year	429,187,310	609,914,708
End of year (including undistributed/(distributions in excess of) net investment income of ($1,588) and $1,443,823, respectively)	$441,293,010	$429,187,310

MATTHEWS CHINA SMALL COMPANIES FUND[1]	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$144,568	$224,432
Net realized gain (loss) on investments and foreign currency related transactions	2,217,853	168,743
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	7,138,457	(882,977)
Net increase (decrease) in net assets resulting from operations	9,500,878	(489,802)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(303,637)	(57,353)
Institutional Class	(1,629)	—
Realized gains on investments:
Investor Class	(1,491,793)	(747,907)
Institutional Class	(6,780)	—
Net decrease in net assets resulting from distributions	(1,803,839)	(805,260)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	11,870,931	(4,154,641)
REDEMPTION FEES	15,930	4,924
Total increase (decrease) in net assets	19,583,900	(5,444,779)
NET ASSETS:
Beginning of year	16,101,223	21,546,002
End of year (including undistributed/(distributions in excess of) net investment income of ($61,126) and $168,416, respectively)	$35,685,123	$16,101,223

1	The Fund’s Institutional Class commenced operations on November 30, 2017

See accompanying notes to financial statements.

118	MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$10.43	$9.96	$10.31	$10.42	$10.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.51	0.50	0.47	0.46	0.40
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, forward foreign currency exchange contracts, foreign currency related transactions, swaps and foreign capital gains taxes	0.46	0.38	(0.53)	(0.19)	(0.48)
Total from investment operations	0.97	0.88	(0.06)	0.27	(0.08)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.41)	(0.29)	(0.38)	(0.35)
Net realized gains on investments	—	—	—	—	(0.01)
Total distributions	(0.42)	(0.41)	(0.29)	(0.38)	(0.36)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	— [2]	0.02
Net Asset Value, end of year	$10.98	$10.43	$9.96	$10.31	$10.42
TOTAL RETURN	9.40%	8.85%	(0.58% )	2.54%	(0.50% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$63,437	$55,409	$51,130	$58,594	$38,051
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.29%	1.33%	1.28%	1.27%	1.28%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	1.15%	1.12%	1.13%	1.20%
Ratio of net investment income (loss) to average net assets	4.70%	4.85%	4.57%	4.36%	3.75%
Portfolio turnover[3]	36.58%	71.50%	50.09%	34.28%	48.71%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$10.42	$9.96	$10.30	$10.42	$10.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.53	0.53	0.49	0.48	0.42
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, forward foreign currency exchange contracts, foreign currency related transactions, swaps and foreign capital gains taxes	0.47	0.36	(0.52)	(0.20)	(0.46)
Total from investment operations	1.00	0.89	(0.03)	0.28	(0.04)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.43)	(0.31)	(0.40)	(0.38)
Net realized gains on investments	—	—	—	—	(0.01)
Total distributions	(0.45)	(0.43)	(0.31)	(0.40)	(0.39)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	— [2]	0.02
Net Asset Value, end of year	$10.97	$10.42	$9.96	$10.30	$10.42
TOTAL RETURN	9.67%	9.02%	(0.27% )	2.64%	(0.20% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$31,155	$13,398	$11,001	$7,840	$7,662
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.08%	1.12%	1.09%	1.07%	1.09%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	0.90%	0.93%	1.00%
Ratio of net investment income (loss) to average net assets	4.93%	5.13%	4.81%	4.55%	3.99%
Portfolio turnover[3]	36.58%	71.50%	50.09%	34.28%	48.71%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	119

Financial Highlights (continued)

Matthews Asia Credit Opportunities Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31, 2017	Period Ended Dec. 31, 2016[1]
Net Asset Value, beginning of period	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.44	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	0.35	0.18
Total from investment operations	0.79	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.32)
Net realized gains on investments	(0.10)	(0.02)
Total distributions	(0.53)	(0.34)
Net Asset Value, end of period	$10.39	$10.13
TOTAL RETURN	7.86%	4.66%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$10,201	$10,119
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.86%	2.24%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	1.15%	[4]
Ratio of net investment income (loss) to average net assets	4.17%	4.12%	[4]
Portfolio turnover[5]	27.86%	18.80%	[3]

INSTITUTIONAL CLASS	Year Ended Dec. 31, 2017	Period Ended Dec. 31, 2016[1]
Net Asset Value, beginning of period	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.46	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	0.36	0.18
Total from investment operations	0.82	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.33)
Net realized gains on investments	(0.10)	(0.02)
Total distributions	(0.56)	(0.35)
Net Asset Value, end of period	$10.39	$10.13
TOTAL RETURN	8.13%	4.82%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$21,491	$6,205
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.62%	1.99%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	[4]
Ratio of net investment income (loss) to average net assets	4.45%	4.28%	[4]
Portfolio turnover[5]	27.86%	18.80%	[3]

1	Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

120	MATTHEWS ASIA FUNDS

Matthews Asian Growth And Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$14.94	$16.03	$18.01	$18.91	$18.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.33	0.32	0.39	0.39	0.41
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	2.92	(0.06)	(1.19)	(0.50)	0.47
Total from investment operations	3.25	0.26	(0.80)	(0.11)	0.88
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.48)	(0.42)	(0.35)	(0.46)
Net realized gains on investments	(0.27)	(0.87)	(0.76)	(0.44)	(0.12)
Total distributions	(0.73)	(1.35)	(1.18)	(0.79)	(0.58)
Paid-in capital from redemption fees (Note 4)	— [2]	—	— [2]	— [2]	— [2]
Net Asset Value, end of year	$17.46	$14.94	$16.03	$18.01	$18.91
TOTAL RETURN	21.85%	1.34%	(4.50% )	(0.65% )	4.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,535,746	$1,684,987	$2,045,435	$3,052,565	$3,278,586
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.07%	1.09%	1.09%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets	1.95%	1.90%	2.17%	2.03%	2.14%
Portfolio turnover[3]	23.23%	15.64%	16.48%	16.79%	15.27%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$14.92	$16.02	$18.00	$18.90	$18.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.36	0.34	0.42	0.42	0.44
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	2.91	(0.07)	(1.19)	(0.50)	0.48
Total from investment operations	3.27	0.27	(0.77)	(0.08)	0.92
LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.50)	(0.45)	(0.38)	(0.50)
Net realized gains on investments	(0.27)	(0.87)	(0.76)	(0.44)	(0.12)
Total distributions	(0.76)	(1.37)	(1.21)	(0.82)	(0.62)
Paid-in capital from redemption fees (Note 4)	— [2]	—	— [2]	— [2]	— [2]
Net Asset Value, end of year	$17.43	$14.92	$16.02	$18.00	$18.90
TOTAL RETURN	22.00%	1.44%	(4.33% )	(0.48% )	5.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,310,168	$809,254	$823,619	$1,182,690	$1,120,218
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%	0.94%	0.92%	0.92%	0.93%
Ratio of net investment income (loss) to average net assets	2.16%	2.06%	2.34%	2.19%	2.30%
Portfolio turnover[3]	23.23%	15.64%	16.48%	16.79%	15.27%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	121

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016[1]	2015[1]	2014[1]	2013
Net Asset Value, beginning of year	$15.52	$15.36	$15.26	$15.60	$14.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.31	0.28	0.29	0.30	0.32
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	5.02	0.37	0.31	(0.34)	1.30
Total from investment operations	5.33	0.65	0.60	(0.04)	1.62
LESS DISTRIBUTIONS FROM:
Net investment income	(0.69)	(0.29)	(0.27)	(0.23)	(0.60)
Net realized gains on investments	(0.42)	(0.11)	(0.23)	—	—
Return of capital	—	(0.09)	—	(0.07)	—
Total distributions	(1.11)	(0.49)	(0.50)	(0.30)	(0.60)
Paid-in capital from redemption fees (Note 4)	— [3]	—	— [3]	— [3]	— [3]
Net Asset Value, end of year	$19.74	$15.52	$15.36	$15.26	$15.60
TOTAL RETURN	34.69%	4.13%	3.86%	(0.32% )	11.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$3,713,276	$2,650,611	$2,757,910	$2,918,228	$3,669,690
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.03%	1.06%	1.06%	1.06%	1.06%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.02%	1.06%	1.05%	1.05%	1.06%
Ratio of net investment income (loss) to average net assets	1.67%	1.79%	1.82%	1.89%	2.04%
Portfolio turnover[4]	28.11%	39.76%	35.98%	20.06%	14.06%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2017	2016[1]	2015[1]	2014[1]	2013
Net Asset Value, beginning of year	$15.52	$15.35	$15.26	$15.59	$14.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.33	0.30	0.32	0.32	0.34
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	5.01	0.38	0.29	(0.33)	1.30
Total from investment operations	5.34	0.68	0.61	(0.01)	1.64
LESS DISTRIBUTIONS FROM:
Net investment income	(0.71)	(0.31)	(0.29)	(0.25)	(0.62)
Net realized gains on investments	(0.42)	(0.11)	(0.23)	—	—
Return of capital	—	(0.09)	—	(0.07)	—
Total distributions	(1.13)	(0.51)	(0.52)	(0.32)	(0.62)
Paid-in capital from redemption fees (Note 4)	— [3]	—	— [3]	— [3]	— [3]
Net Asset Value, end of year	$19.73	$15.52	$15.35	$15.26	$15.59
TOTAL RETURN	34.77%	4.33%	3.93%	(0.18% )	11.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$3,284,070	$2,034,276	$2,045,713	$2,107,371	$2,124,214
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.92%	0.94%	0.93%	0.93%	0.93%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.91%	0.93%	0.92%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	1.81%	1.91%	1.98%	2.02%	2.17%
Portfolio turnover[4]	28.11%	39.76%	35.98%	20.06%	14.06%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

122	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$14.09	$13.79	$13.37	$13.74	$12.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.35	0.31	0.29	0.25	0.25
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	4.85	0.47	1.01	(0.12)	1.35
Total from investment operations	5.20	0.78	1.30	0.13	1.60
LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.28)	(0.28)	(0.36)	(0.23)
Net realized gains on investments	(1.19)	(0.20)	(0.60)	(0.14)	—
Total distributions	(1.68)	(0.48)	(0.88)	(0.50)	(0.23)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	— [2]	0.02
Net Asset Value, end of year	$17.61	$14.09	$13.79	$13.37	$13.74
TOTAL RETURN	37.69%	5.70%	9.54%	0.93%	13.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$260,593	$160,400	$165,514	$116,954	$125,965
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.19%	1.22%	1.19%	1.19%	1.24%
Ratio of net investment income (loss) to average net assets	2.12%	2.28%	1.97%	1.88%	1.94%
Portfolio turnover[3]	69.14%	72.96%	79.91%	25.43%	20.52%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$14.09	$13.79	$13.37	$13.74	$12.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.37	0.29	0.28	0.28	0.33
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	4.85	0.51	1.04	(0.13)	1.32
Total from investment operations	5.22	0.80	1.32	0.15	1.65
LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.30)	(0.30)	(0.38)	(0.26)
Net realized gains on investments	(1.19)	(0.20)	(0.60)	(0.14)	—
Total distributions	(1.70)	(0.50)	(0.90)	(0.52)	(0.26)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	— [2]	0.01
Net Asset Value, end of year	$17.61	$14.09	$13.79	$13.37	$13.74
TOTAL RETURN	37.88%	5.90%	9.71%	1.11%	13.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$54,147	$27,758	$15,406	$30,662	$24,790
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.04%	1.06%	1.00%	1.01%	1.08%
Ratio of net investment income (loss) to average net assets	2.25%	2.09%	1.89%	2.06%	2.54%
Portfolio turnover[3]	69.14%	72.96%	79.91%	25.43%	20.52%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	123

Financial Highlights (continued)

Matthews Asia Value Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31		Period Ended Dec. 31, 2015[1]
	2017	2016
Net Asset Value, beginning of period	$9.96	$9.85	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.14	0.09	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	3.45	0.65	(0.16)
Total from investment operations	3.59	0.74	(0.14)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.59)	(0.01)
Net realized gains on investments	(0.43)	(0.04)	—
Total distributions	(0.72)	(0.63)	(0.01)
Net Asset Value, end of period	$12.83	$9.96	$9.85
TOTAL RETURN	36.12%	7.43%	(1.35%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$27,346	$2,548	$1,589
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.32%	11.48%	36.42%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	1.50%	1.50%	[4]
Ratio of net investment income (loss) to average net assets	1.10%	0.84%	2.70%	[4]
Portfolio turnover[5]	31.93%	19.60%	10.80%	[3]

INSTITUTIONAL CLASS	Year Ended Dec. 31		Period Ended Dec. 31, 2015[1]
	2017	2016
Net Asset Value, beginning of period	$9.85	$9.83	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.32	0.10	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	3.25	0.67	(0.15)
Total from investment operations	3.57	0.77	(0.13)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.71)	(0.04)
Net realized gains on investments	(0.43)	(0.04)	—
Total distributions	(0.69)	(0.75)	(0.04)
Net Asset Value, end of period	$12.73	$9.85	$9.83
TOTAL RETURN	36.35%	7.72%	(1.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$3,388	$155	$143
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.08%	11.26%	36.17%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	2.59%	1.01%	2.41%	[4]
Portfolio turnover[5]	31.93%	19.60%	10.80%	[3]

1	Commenced operations on November 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

124	MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31				Period Ended Dec. 31, 2013[1]
	2017	2016	2015	2014
Net Asset Value, beginning of period	$8.98	$8.69	$10.01	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.11	0.10	0.11	0.09	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	3.21	0.32	(1.31)	0.33	(0.30)
Total from investment operations	3.32	0.42	(1.20)	0.42	(0.26)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.13)	(0.07)	(0.07)	(0.08)
Net realized gains on investments	—	—	(0.05)	—	—
Total distributions	(0.12)	(0.13)	(0.12)	(0.07)	(0.08)
Paid-in capital from redemption fees (Note 4)	—	—	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$12.18	$8.98	$8.69	$10.01	$9.66
TOTAL RETURN	36.98%	4.82%	(12.07% )	4.38%	(2.63%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$4,838	$4,713	$5,474	$7,839	$6,258
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.45%	2.47%	2.07%	2.16%	3.50%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	1.50%	1.50%	1.57%	1.71%	[5]
Ratio of net investment income (loss) to average net assets	1.01%	1.14%	1.08%	0.87%	0.64%	[5]
Portfolio turnover[6]	28.42%	21.10%	23.60%	24.12%	16.23%	[4]

INSTITUTIONAL CLASS	Year Ended Dec. 31				Period Ended Dec. 31, 2013[1]
	2017	2016	2015	2014
Net Asset Value, beginning of period	$8.99	$8.69	$10.04	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.14	0.13	0.13	0.10	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	3.21	0.31	(1.33)	0.36	(0.30)
Total from investment operations	3.35	0.44	(1.20)	0.46	(0.25)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.14)	(0.10)	(0.08)	(0.09)
Net realized gains on investments	—	—	(0.05)	—	—
Total distributions	(0.10)	(0.14)	(0.15)	(0.08)	(0.09)
Paid-in capital from redemption fees (Note 4)	—	—	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$12.24	$8.99	$8.69	$10.04	$9.66
TOTAL RETURN	37.35%	5.05%	(11.96% )	4.77%	(2.48%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$10,708	$5,397	$5,700	$7,148	$2,118
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.27%	2.29%	1.91%	1.94%	3.32%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	1.25%	1.31%	1.50%	[5]
Ratio of net investment income (loss) to average net assets	1.28%	1.37%	1.30%	0.96%	0.79%	[5]
Portfolio turnover[6]	28.42%	21.10%	23.60%	24.12%	16.23%	[4]

1	Commenced operations on April 30, 2013.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	125

Financial Highlights (continued)

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016	2015		2014	2013
Net Asset Value, beginning of year	$21.05	$21.09	$21.10		$21.17	$18.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04	0.06	0.11		0.12	0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	8.14	0.13	(0.12)		0.19	3.37
Total from investment operations	8.18	0.19	(0.01)		0.31	3.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.23)	—		(0.38)	(0.33)
Net realized gains on investments	(1.82)	—	—		—	—
Total distributions	(1.98)	(0.23)	—		(0.38)	(0.33)
Paid-in capital from redemption fees (Note 4)	—	—	—	[2]	— [2]	— [2]
Net Asset Value, end of year	$27.25	$21.05	$21.09		$21.10	$21.17
TOTAL RETURN	39.39%	0.92%	(0.05%	)	1.49%	19.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$554,309	$419,516	$526,969		$561,922	$558,407
Ratio of expenses to average net assets	1.12%	1.14%	1.11%		1.11%	1.12%
Ratio of net investment income (loss) to average net assets	0.16%	0.30%	0.49%		0.55%	0.55%
Portfolio turnover[3]	23.19%	13.61%	29.51%		22.24%	10.77%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2017	2016	2015		2014	2013
Net Asset Value, beginning of year	$21.19	$21.24	$21.19		$21.26	$18.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	0.10	0.16		0.16	0.15
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	8.20	0.13	(0.11)		0.19	3.39
Total from investment operations	8.29	0.23	0.05		0.35	3.54
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.28)	—		(0.42)	(0.36)
Net realized gains on investments	(1.82)	—	—		—	—
Total distributions	(2.03)	(0.28)	—		(0.42)	(0.36)
Paid-in capital from redemption fees (Note 4)	—	—	—	[2]	— [2]	— [2]
Net Asset Value, end of year	$27.45	$21.19	$21.24		$21.19	$21.26
TOTAL RETURN	39.64%	1.06%	0.24%		1.63%	19.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$296,253	$195,949	$249,886		$287,262	$227,852
Ratio of expenses to average net assets	0.93%	0.96%	0.91%		0.91%	0.93%
Ratio of net investment income (loss) to average net assets	0.35%	0.47%	0.72%		0.74%	0.73%
Portfolio turnover[3]	23.19%	13.61%	29.51%		22.24%	10.77%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

126	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$22.92	$23.54	$26.57	$24.99	$24.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.17	0.11	0.42	0.14	0.17
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	8.96	(0.13)	(0.82)	2.80	0.72
Total from investment operations	9.13	(0.02)	(0.40)	2.94	0.89
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.13)	(0.42)	(0.13)	(0.16)
Net realized gains on investments	(0.22)	(0.47)	(2.21)	(1.23)	(0.16)
Total distributions	(0.39)	(0.60)	(2.63)	(1.36)	(0.32)
Paid-in capital from redemption fees (Note 4)	— [2]	—	— [2]	— [2]	— [2]
Net Asset Value, end of year	$31.66	$22.92	$23.54	$26.57	$24.99
TOTAL RETURN	39.96%	(0.16% )	(1.30% )	11.79%	3.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$3,335,795	$2,445,183	$2,720,869	$3,047,077	$2,954,108
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.08%	1.09%	1.09%	1.09%	1.09%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.06%	1.08%	1.07%	1.08%	1.09%
Ratio of net investment income (loss) to average net assets	0.63%	0.47%	1.53%	0.52%	0.67%
Portfolio turnover[3]	9.18%	5.73%	12.56%	11.38%	7.73%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$22.90	$23.52	$26.56	$24.97	$24.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.22	0.16	0.44	0.18	0.21
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	8.95	(0.14)	(0.80)	2.82	0.71
Total from investment operations	9.17	0.02	(0.36)	3.00	0.92
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.17)	(0.47)	(0.18)	(0.20)
Net realized gains on investments	(0.22)	(0.47)	(2.21)	(1.23)	(0.16)
Total distributions	(0.44)	(0.64)	(2.68)	(1.41)	(0.36)
Paid-in capital from redemption fees (Note 4)	— [2]	—	— [2]	— [2]	— [2]
Net Asset Value, end of year	$31.63	$22.90	$23.52	$26.56	$24.97
TOTAL RETURN	40.17%	0.03%	(1.15% )	12.03%	3.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$6,389,242	$4,207,508	$3,964,547	$5,049,643	$4,679,039
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.91%	0.91%	0.91%	0.92%	0.92%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.89%	0.90%	0.89%	0.91%	0.92%
Ratio of net investment income (loss) to average net assets	0.80%	0.65%	1.61%	0.68%	0.83%
Portfolio turnover[3]	9.18%	5.73%	12.56%	11.38%	7.73%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	127

Financial Highlights (continued)

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31		Period Ended Dec. 31, 2015[1]
	2017	2016
Net Asset Value, beginning of period	$8.97	$9.23	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.05	0.07	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	2.97	(0.20)	(0.75)
Total from investment operations	3.02	(0.13)	(0.73)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.13)	(0.04)
Net realized gains on investments	(0.16)	—	—
Total distributions	(0.43)	(0.13)	(0.04)
Net Asset Value, end of period	$11.56	$8.97	$9.23
TOTAL RETURN	33.79%	(1.40% )	(7.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$10,695	$5,376	$3,248
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.65%	3.54%	9.09%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	1.48%	1.44%	[4]
Ratio of net investment income (loss) to average net assets	0.45%	0.77%	0.25%	[4]
Portfolio turnover[5]	28.82%	16.10%	21.72%	[3]

INSTITUTIONAL CLASS	Year Ended Dec. 31		Period Ended Dec. 31, 2015[1]
	2017	2016
Net Asset Value, beginning of period	$8.92	$9.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.08	0.09	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	2.95	(0.19)	(0.77)
Total from investment operations	3.03	(0.10)	(0.72)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.15)	(0.11)
Net realized gains on investments	(0.16)	—	—
Total distributions	(0.45)	(0.15)	(0.11)
Net Asset Value, end of period	$11.50	$8.92	$9.17
TOTAL RETURN	34.11%	(1.16% )	(7.14%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$7,359	$3,382	$1,686
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.46%	3.36%	8.90%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	0.71%	0.97%	0.75%	[4]
Portfolio turnover[5]	28.82%	16.10%	21.72%	[3]

1	Commenced operations on April 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

128	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31				Period Ended Dec. 31, 2013[1]
	2017	2016	2015	2014
Net Asset Value, beginning of period	$13.18	$11.27	$11.60	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.07	0.15	0.04	0.04	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	2.35	2.01	(0.34)	1.69	(0.05)
Total from investment operations	2.42	2.16	(0.30)	1.73	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.13)	— [3]	(0.06)	—	[3]
Net realized gains on investments	(0.05)	(0.13)	(0.03)	—	—
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.09)	(0.26)	(0.03)	(0.06)	(0.01)
Paid-in capital from redemption fees (Note 4)	— [3]	0.01	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$15.51	$13.18	$11.27	$11.60	$9.93
TOTAL RETURN	18.42%	19.25%	(2.56% )	17.39%	(0.61%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$219,596	$145,164	$114,590	$110,363	$38,022
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.70%	1.77%	1.75%	1.78%	2.39%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.48%	1.47%	1.50%	1.58%	1.98%	[5]
Ratio of net investment income (loss) to average net assets	0.49%	1.26%	0.33%	0.34%	(0.08%	)[5]
Portfolio turnover[6]	7.74%	34.90%	12.14%	8.21%	1.66%	[4]

INSTITUTIONAL CLASS	Year Ended Dec. 31				Period Ended Dec. 31, 2013[1]
	2017	2016	2015	2014
Net Asset Value, beginning of period	$13.22	$11.29	$11.60	$9.92	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.10	0.21	0.07	0.06	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	2.37	1.99	(0.34)	1.69	(0.07)
Total from investment operations	2.47	2.20	(0.27)	1.75	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.15)	(0.01)	(0.07)	—	[3]
Net realized gains on investments	(0.05)	(0.13)	(0.03)	—	—
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.12)	(0.28)	(0.04)	(0.07)	(0.02)
Paid-in capital from redemption fees (Note 4)	— [3]	0.01	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$15.57	$13.22	$11.29	$11.60	$9.92
TOTAL RETURN	18.70%	19.61%	(2.33% )	17.68%	(0.55%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$275,233	$95,724	$55,278	$21,350	$2,017
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.52%	1.62%	1.57%	1.59%	2.21%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	1.25%	1.33%	1.75%	[5]
Ratio of net investment income (loss) to average net assets	0.70%	1.72%	0.65%	0.55%	0.19%	[5]
Portfolio turnover[6]	7.74%	34.90%	12.14%	8.21%	1.66%	[4]

1	Commenced operations on April 30, 2013.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	129

Financial Highlights (continued)

Matthews Asia Innovators Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$10.10	$12.32	$13.61	$12.59	$9.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	(0.02)	(0.05)	— [2]	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	5.31	(1.07)	0.64	1.16	3.30
Total from investment operations	5.29	(1.09)	0.59	1.16	3.31
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	—	—	(0.06)	(0.01)
Net realized gains on investments	(0.96)	(1.13)	(1.88)	(0.08)	—
Total distributions	(1.20)	(1.13)	(1.88)	(0.14)	(0.01)
Net Asset Value, end of year	$14.19	$10.10	$12.32	$13.61	$12.59
TOTAL RETURN	52.88%	(9.10% )	4.48%	9.24%	35.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$175,331	$83,926	$129,763	$125,612	$111,751
Ratio of expenses to average net assets	1.24%	1.24%	1.18%	1.16%	1.18%
Ratio of net investment income (loss) to average net assets	(0.18% )	(0.19% )	(0.33% )	(0.02% )	0.07%
Portfolio turnover[3]	66.51%	92.25%	72.85%	62.99%	62.04%

INSTITUTIONAL CLASS	Year Ended Dec. 31				Period Ended Dec. 31, 2013[4]
	2017	2016	2015	2014
Net Asset Value, beginning of period	$10.14	$12.34	$13.61	$12.58	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	0.01	(0.02)	0.03	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	5.33	(1.08)	0.63	1.17	2.48
Total from investment operations	5.34	(1.07)	0.61	1.20	2.52
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	—	—	(0.09)	(0.03)
Net realized gains on investments	(0.96)	(1.13)	(1.88)	(0.08)	—
Total distributions	(1.22)	(1.13)	(1.88)	(0.17)	(0.03)
Net Asset Value, end of period	$14.26	$10.14	$12.34	$13.61	$12.58
TOTAL RETURN	53.18%	(8.92% )	4.63%	9.54%	24.99%	[5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$30,957	$16,545	$36,770	$61,088	$49,236
Ratio of expenses to average net assets	1.05%	1.01%	0.97%	0.95%	1.00%	[6]
Ratio of net investment income (loss) to average net assets	0.06%	0.06%	(0.16% )	0.21%	0.56%	[6]
Portfolio turnover[3]	66.51%	92.25%	72.85%	62.99%	62.04%	[5]

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
4	Institutional Class commenced operations on April 30, 2013.
5	Not annualized.
6	Annualized.

See accompanying notes to financial statements.

130	MATTHEWS ASIA FUNDS

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016[1]	2015[1]	2014[1]	2013
Net Asset Value, beginning of year	$15.47	$18.42	$21.46	$22.84	$23.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.16	0.21	0.20	0.24	0.25
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	8.86	(1.04)	0.30	(1.25)	1.33
Total from investment operations	9.02	(0.83)	0.50	(1.01)	1.58
LESS DISTRIBUTIONS FROM:
Net investment income[2]	(0.37)	(0.26)	(0.21)	(0.27)	(0.26)
Net realized gains on investments	(1.92)	(1.29)	(3.33)	(0.10)	(1.95)
Return of capital	—	(0.57)	—	—	—
Total distributions	(2.29)	(2.12)	(3.54)	(0.37)	(2.21)
Paid-in capital from redemption fees (Note 4)	—	— [3]	— [3]	— [3]	— [3]
Net Asset Value, end of year	$22.20	$15.47	$18.42	$21.46	$22.84
TOTAL RETURN	59.37%	(5.18% )	2.41%	(4.42% )	6.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$843,508	$495,900	$709,767	$947,740	$1,286,309
Ratio of expenses to average net assets	1.09%	1.18%	1.14%	1.11%	1.08%
Ratio of net investment income (loss) to average net assets	0.78%	1.24%	0.89%	1.09%	1.06%
Portfolio turnover[4]	78.74%	83.82%	66.22%	10.23%	6.29%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2017	2016[1]	2015[1]	2014[1]	2013
Net Asset Value, beginning of year	$15.44	$18.39	$21.44	$22.81	$23.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.21	0.22	0.25	0.28	0.26
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	8.84	(1.03)	0.27	(1.25)	1.36
Total from investment operations	9.05	(0.81)	0.52	(0.97)	1.62
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.28)	(0.24)	(0.30)	(0.31)
Net realized gains on investments	(1.92)	(1.29)	(3.33)	(0.10)	(1.95)
Return of capital	—	(0.57)	—	—	—
Total distributions	(2.32)	(2.14)	(3.57)	(0.40)	(2.26)
Paid-in capital from redemption fees (Note 4)	—	— [3]	— [3]	— [3]	— [3]
Net Asset Value, end of year	$22.17	$15.44	$18.39	$21.44	$22.81
TOTAL RETURN	59.71%	(5.06% )	2.50%	(4.22% )	6.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$61,975	$15,874	$24,276	$52,478	$117,678
Ratio of expenses to average net assets	0.93%	1.03%	0.99%	0.95%	0.91%
Ratio of net investment income (loss) to average net assets	0.99%	1.32%	1.09%	1.27%	1.13%
Portfolio turnover[4]	78.74%	83.82%	66.22%	10.23%	6.29%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	131

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$25.65	$26.43	$26.46	$16.28	$17.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.09)	0.01	(0.05)	0.07	0.08
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	9.24	(0.33)	0.26	10.29	(1.13)
Total from investment operations	9.15	(0.32)	0.21	10.36	(1.05)
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.03)	(0.05)	(0.18)
Net realized gains on investments	(0.49)	(0.46)	(0.23)	(0.14)	(0.01)
Total distributions	(0.49)	(0.46)	(0.26)	(0.19)	(0.19)
Paid-in capital from redemption fees (Note 4)	—	—	0.02	0.01	0.01
Net Asset Value, end of year	$34.31	$25.65	$26.43	$26.46	$16.28
TOTAL RETURN	35.79%	(1.23% )	0.90%	63.71%	(5.90% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,484,045	$967,009	$1,151,948	$974,838	$427,861
Ratio of expenses to average net assets	1.09%	1.12%	1.11%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets	(0.30% )	0.02%	(0.17% )	0.32%	0.48%
Portfolio turnover[2]	16.81%	15.76%	9.51%	14.86%	8.70%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$25.77	$26.49	$26.49	$16.31	$17.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.03)	0.04	0.01	0.09	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	9.29	(0.30)	0.26	10.29	(1.11)
Total from investment operations	9.26	(0.26)	0.27	10.38	(1.01)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	—	(0.06)	(0.08)	(0.21)
Net realized gains on investments	(0.49)	(0.46)	(0.23)	(0.14)	(0.01)
Total distributions	(0.52)	(0.46)	(0.29)	(0.22)	(0.22)
Paid-in capital from redemption fees (Note 4)	—	—	0.02	0.02	0.01
Net Asset Value, end of year	$34.51	$25.77	$26.49	$26.49	$16.31
TOTAL RETURN	36.05%	(1.00% )	1.12%	63.80%	(5.67% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$788,388	$551,202	$353,879	$109,331	$3,234
Ratio of expenses to average net assets	0.89%	0.91%	0.90%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets	(0.08% )	0.16%	0.02%	0.38%	0.61%
Portfolio turnover[2]	16.81%	15.76%	9.51%	14.86%	8.70%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

132	MATTHEWS ASIA FUNDS

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016	2015		2014	2013
Net Asset Value, beginning of year	$18.83	$18.97	$15.70		$16.20	$12.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	0.08	0.04		0.05	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	6.13	(0.01)	3.23		(0.48)	4.12
Total from investment operations	6.22	0.07	3.27		(0.43)	4.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.16)	—		(0.08)	(0.24)
Net realized gains on investments	(0.73)	(0.05)	—		—	—
Total distributions	(0.93)	(0.21)	—		(0.08)	(0.24)
Paid-in capital from redemption fees (Note 4)	—	—	—	[2]	0.01	0.02
Net Asset Value, end of year	$24.12	$18.83	$18.97		$15.70	$16.20
TOTAL RETURN[3]	33.14%	0.40%	20.83%		(2.60% )	34.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$2,155,280	$1,685,872	$1,330,743		$467,854	$312,988
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.95%	0.98%	0.99%		1.03%	1.10%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.94%	0.98%	0.99%		1.03%	1.10%
Ratio of net investment income (loss) to average net assets	0.40%	0.43%	0.22%		0.32%	0.19%
Portfolio turnover[3]	44.34%	55.15%	24.19%		42.52%	22.72%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2017	2016	2015		2014	2013
Net Asset Value, beginning of year	$18.86	$19.00	$15.71		$16.20	$12.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.10	0.05		0.09	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	6.14	— [2]	3.24		(0.50)	4.12
Total from investment operations	6.24	0.10	3.29		(0.41)	4.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.19)	—		(0.09)	(0.26)
Net realized gains on investments	(0.73)	(0.05)	—		—	—
Total distributions	(0.94)	(0.24)	—		(0.09)	(0.26)
Paid-in capital from redemption fees (Note 4)	—	—	—	[2]	0.01	0.02
Net Asset Value, end of year	$24.16	$18.86	$19.00		$15.71	$16.20
TOTAL RETURN[3]	33.23%	0.51%	20.94%		(2.47% )	34.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,957,214	$1,302,317	$618,583		$154,750	$59,702
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.87%	0.88%	0.87%		0.90%	0.96%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.86%	0.88%	0.87%		0.90%	0.96%
Ratio of net investment income (loss) to average net assets	0.46%	0.54%	0.28%		0.58%	0.41%
Portfolio turnover	44.34%	55.15%	24.19%		42.52%	22.72%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	133

Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$5.25	$6.15	$5.65	$5.95	$5.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.02	0.01	— [2]	— [2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.22	(0.41)	0.83	(0.05)	0.57
Total from investment operations	2.28	(0.39)	0.84	(0.05)	0.57
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.08)	(0.01)	—	(0.02)
Net realized gains on investments	(0.33)	(0.43)	(0.33)	(0.25)	(0.24)
Total distributions	(0.62)	(0.51)	(0.34)	(0.25)	(0.26)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	— [2]	— [2]
Net Asset Value, end of year	$6.91	$5.25	$6.15	$5.65	$5.95
TOTAL RETURN	43.70%	(6.32% )	15.16%	(0.73% )	10.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$192,431	$142,726	$147,685	$127,774	$138,830
Ratio of expenses to average net assets	1.15%	1.15%	1.10%	1.11%	1.13%
Ratio of net investment income (loss) to average net assets	0.90%	0.41%	0.18%	0.04%	0.02%
Portfolio turnover[3]	25.37%	34.73%	20.36%	17.37%	46.20%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$5.27	$6.18	$5.68	$5.96	$5.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	(0.02)	0.02	0.05	— [2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.21	(0.37)	0.83	(0.08)	0.56
Total from investment operations	2.31	(0.39)	0.85	(0.03)	0.56
LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.09)	(0.02)	—	(0.03)
Net realized gains on investments	(0.33)	(0.43)	(0.33)	(0.25)	(0.24)
Total distributions	(0.63)	(0.52)	(0.35)	(0.25)	(0.27)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	— [2]	— [2]
Net Asset Value, end of year	$6.95	$5.27	$6.18	$5.68	$5.96
TOTAL RETURN	44.11%	(6.31% )	15.27%	(0.39% )	9.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$32,587	$7,462	$59,982	$91,431	$12,283
Ratio of expenses to average net assets	1.01%	0.97%	0.93%	0.93%	0.97%
Ratio of net investment income (loss) to average net assets	1.51%	(0.31% )	0.28%	0.87%	(0.03% )
Portfolio turnover[3]	25.37%	34.73%	20.36%	17.37%	46.20%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

134	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$19.05	$19.41	$21.46	$19.34	$18.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.09	0.02	0.09	0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	5.68	(0.37)	(2.05)	2.11	1.19
Total from investment operations	5.70	(0.28)	(2.03)	2.20	1.30
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.08)	(0.03)	(0.08)	(0.09)
Net realized gains on investments	(1.76)	—	—	—	—
Total distributions	(1.86)	(0.08)	(0.03)	(0.08)	(0.09)
Paid-in capital from redemption fees (Note 4)	— [2]	— [2]	0.01	— [2]	—	[2]
Net Asset Value, end of year	$22.89	$19.05	$19.41	$21.46	$19.34
TOTAL RETURN	30.59%	(1.44% )	(9.43% )	11.39%	7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$208,339	$254,226	$387,747	$599,082	$407,352
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.49%	1.49%	1.48%	1.47%	1.47%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.46%	1.47%	1.47%	1.47%	1.47%
Ratio of net investment income (loss) to average net assets	0.09%	0.45%	0.08%	0.44%	0.58%
Portfolio turnover[3]	67.13%	44.44%	48.29%	21.70%	37.01%

INSTITUTIONAL CLASS	Year Ended Dec. 31				Period Ended Dec. 31, 2013[4]
	2017	2016	2015	2014
Net Asset Value, beginning of period	$19.03	$19.40	$21.46	$19.33	$19.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07	0.12	0.11	0.15	0.18
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions, and foreign capital gains taxes	5.67	(0.36)	(2.10)	2.10	(0.16)
Total from investment operations	5.74	(0.24)	(1.99)	2.25	0.02
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.13)	(0.08)	(0.12)	(0.13)
Net realized gains on investments	(1.76)	—	—	—	—
Total distributions	(1.91)	(0.13)	(0.08)	(0.12)	(0.13)
Paid-in capital from redemption fees (Note 4)	— [2]	— [2]	0.01	— [2]	—	[2]
Net Asset Value, end of period	$22.86	$19.03	$19.40	$21.46	$19.33
TOTAL RETURN	30.85%	(1.24% )	(9.23% )	11.65%	0.13%	[5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$232,954	$174,962	$222,168	$77,168	$44,769
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.35%	1.34%	1.30%	1.27%	1.25%	[6]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	1.25%	1.25%	1.26%	1.25%	[6]
Ratio of net investment income (loss) to average net assets	0.34%	0.64%	0.53%	0.70%	1.39%	[6]
Portfolio turnover[3]	67.13%	44.44%	48.29%	21.70%	37.01%	[5]

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
4	Institutional Class commenced operations on April 30, 2013.
5	Not annualized.
6	Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	135

Financial Highlights (continued)

Matthews China Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31
INVESTOR CLASS	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$8.21	$8.79	$9.21	$9.89	$7.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07	0.10	0.08	0.01	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	4.27	(0.28)	0.27	(0.33)	2.22
Total from investment operations	4.34	(0.18)	0.35	(0.32)	2.24
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.03)	(0.06)	(0.02)	(0.11)
Net realized gains on investments	(0.56)	(0.37)	(0.72)	—	—
Return of capital	—	—	—	(0.34)	—
Total distributions	(0.67)	(0.40)	(0.78)	(0.36)	(0.11)
Paid-in capital from redemption fees (Note 4)	0.01	— [2]	0.01	— [2]	—	[2]
Net Asset Value, end of year	$11.89	$8.21	$8.79	$9.21	$9.89
TOTAL RETURN	53.88%	(2.35% )	4.07%	(3.33% )	28.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$35,209	$16,101	$21,546	$22,068	$26,674
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.34%	2.24%	2.10%	1.90%	2.04%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	1.50%	1.50%	1.67%	2.00%
Ratio of net investment income (loss) to average net assets	0.66%	1.17%	0.80%	0.14%	0.17%
Portfolio turnover[3]	67.22%	63.15%	72.49%	32.42%	10.28%

INSTITUTIONAL CLASS					Period Ended Dec. 31, 2017[4]
Net Asset Value, beginning of period					$11.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]					(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions					0.67
Total from investment operations					0.66
LESS DISTRIBUTIONS FROM:
Net investment income					(0.13)
Net realized gains on investments					(0.56)
Total distributions					(0.69)
Net Asset Value, end of period					$11.87
TOTAL RETURN					6.19%	[5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)					$476
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)					2.09%	[6]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator					1.25%	[6]
Ratio of net investment income (loss) to average net assets					(1.20%	)[6]
Portfolio turnover[3]					67.22%	[5]

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
4	Institutional Class commenced operations on November 30, 2017.
5	Not annualized.
6	Annualized.

See accompanying notes to financial statements.

136	MATTHEWS ASIA FUNDS

Notes to Financial Statements

1.	ORGANIZATION

Matthews Asia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues eighteen separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund. Each Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews China Small Companies Fund Institutional Class shares commenced operations on November 30, 2017. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

The Matthews Japan Fund closed to most new investors effective after market closing on July 29, 2016, but will continue to accept investments from existing shareholders.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.	SECURITY VALUATION: The value of the Matthews Asia Funds’ (each a “Fund”, and collectively the “Funds” or the “Trust”) securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds’ Board of Trustees (the “Board”). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC (“Matthews”), in accordance with procedures established by the Funds’ Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated to the Board’s Valuation Committee the responsibility for oversight of the fair valuation process under the Trust’s Valuation and Pricing Policy. The Board’s Valuation Committee, in turn, has delegated the determination of fair value prices under Matthews’ Valuation and Pricing Procedures to Matthews’ Valuation Committee (the “Valuation Committee”). The Board’s Valuation Committee will review and approve fair value determinations by Matthews’ Valuation Committee in accordance with the Valuation and Pricing Policy. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds isolate that portion of gains and losses on investments in fixed income securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.	FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States (“U.S. GAAP”), the Funds disclose the fair value of their investments and derivative financial instruments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments and derivative financial instruments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, foreign exchange, etc.).

Level 3: Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments and derivative financial instruments).

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Notes to Financial Statements (continued)

The summary of inputs used to determine the fair valuation of the Funds’ investments and derivative financial instruments as of December 31, 2017 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund
Assets:
Investments:
Level 1: Quoted Prices
Bangladesh	$—	$—	$—	$—	$—	$—	$20,815,782
China/Hong Kong	—	—	315,794,590	402,541,912	6,068,331	912,705	114,162,921
India	—	—	—	73,847,109	—	—	—
Indonesia	—	—	46,248,588	175,753,461	—	—	32,549,226
Israel	—	—	—	—	178,007	—	—
Japan	—	—	—	—	600,238	—	—
Luxembourg	—	—	—	32,230,699	—	—	—
Malaysia	—	—	104,398,247	—	1,378,898	807,659	—
Pakistan	—	—	—	—	—	—	6,058,243
Philippines	—	—	—	55,101,903	—	—	21,229,574
Singapore	—	—	—	106,297,286	1,338,197	363,651	—
South Korea	—	—	44,863,046	493,690,858	1,646,719	—	—
Sri Lanka	—	—	—	—	—	—	20,475,208
Taiwan	—	—	18,914,002	104,792,571	900,533	387,238	—
Thailand	—	—	—	130,037,077	—	—	—
United States	—	—	106,426,100	—	700,520	843,525	—
Vietnam	—	—	—	—	—	—	2,765,462
Preferred Equities:
South Korea	—	—	40,160,021	—	486,586	—	—
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	29,900,871	4,071,963	—	—	—	—	—
Non-Convertible Corporate Bonds[a]	46,613,689	19,675,962	—	—	—	—	—
Convertible Corporate Bonds[a]	11,660,000	4,008,125	245,053,766	—	—	—	—
Common Equities:
Australia	—	—	170,556,452	123,048,147	—	398,790	34,975,487
Bangladesh	—	—	—	—	—	—	13,937,371
China/Hong Kong	—	—	455,645,266	2,207,461,632	2,342,088	4,328,512	55,878,163
India	—	—	50,144,444	243,245,204	—	889,298	61,002,692
Indonesia	—	—	91,033,722	—	—	1,030,811	71,258,912
Japan	—	—	166,018,867	1,855,309,232	3,190,494	399,319	310,413,800
Malaysia	—	—	—	—	434,304	—	—
New Zealand	—	—	40,445,786	—	—	—	—
Norway	—	—	45,866,544	—	—	—	—
Philippines	—	—	45,411,646	—	—	405,745	—
Singapore	—	—	287,854,549	269,627,911	—	1,217,740	—
South Korea	—	—	215,930,984	156,086,512	4,633,664	1,622,780	—
Sri Lanka	—	—	—	—	—	—	9,108,154
Switzerland	—	—	—	—	329,667	343,977	—
Taiwan	—	—	155,018,554	17,890,518	853,989	829,029	5,645,260
Thailand	—	—	38,777,616	—	—	416,906	6,849,055
Vietnam	—	—	45,112,570	108,998,464	—	—	23,812,914
Preferred Equities:
South Korea	—	—	31,097,172	419,202,155	1,999,929	—	—
Total Market Value of Investments	$88,174,560	$27,756,050	$2,760,772,532	$6,975,162,651	$27,082,164	$15,197,685	$810,938,224

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

138	MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund
Derivative Financial Instruments[1]
Assets
Level 2: Other Significant Observable Inputs
Forward Foreign Currency Exchange Contracts	$326,429

1	Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$18,557,687	$32,885,814	$81,586,055	$—	$22,495,328	$2,931,663
Consumer Staples	17,866,273	28,043,128	46,473,382	—	11,332,277	987,492
Financials	11,332,288	—	152,228,456	—	3,835,243	—
Health Care	4,134,170	—	133,798,137	—	3,820,671	1,794,034
Industrials	11,052,974	24,228,610	91,752,495	—	3,893,099	2,789,892
Information Technology	10,816,990	127,303,972	158,483,445	16,110,424	—	4,112,058
Materials	12,032,399	—	1,395,017	—	9,258,457	809,584
Real Estate	5,328,818	—	—	—	—	—
Telecommunication Services	14,779,249	—	—	—	7,524,298	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	7,290,492	—
Consumer Staples	—	—	—	—	11,082,227	—
Financials	—	—	—	—	5,464,837	—
Closed-End Fund:
Information Technology	12,985,115	—	—	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	26,264,872	75,730,926	161,681,665	623,036,457	8,243,195	1,950,583
Consumer Staples	6,576,265	—	359,428,583	397,560,779	—	148,304
Energy	17,666,909	43,755,778	—	—	6,670,136	1,673,951
Financials	52,948,942	264,165,124	614,412,120	506,829,298	31,629,597	343,473
Health Care	11,181,216	33,279,054	71,054,846	404,198,266	10,180,118	3,546,661
Industrials	18,595,671	22,538,197	168,091,753	1,138,603,683	—	4,956,856
Information Technology	33,441,679	155,710,270	134,261,304	512,275,690	38,431,811	3,561,423
Materials	—	29,074,349	78,266,801	217,540,689	6,977,500	1,908,182
Real Estate	8,224,635	41,707,102	—	97,456,045	—	2,693,974
Telecommunication Services	5,506,622	—	—	92,186,222	—	—
Utilities	5,451,283	13,290,976	—	—	—	—
Preferred Equities:
Energy	—	—	—	—	3,540,123	—
Information Technology	—	—	—	—	20,808,102	—
Materials	—	—	—	—	4,701,445	—
Level 3: Significant Unobservable Inputs
Common Equities:
Consumer Discretionary	—	—	—	—	2,158,539	—
Information Technology	—	—	—	—	—	250
Total Market Value of Investments	$304,744,057	$891,713,300	$2,252,914,059	$4,005,797,553	$219,337,495	$34,208,380

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Notes to Financial Statements (continued)

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews Asia Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$178,665	$31,072,988	$—	$—
China/Hong Kong	1,073,322,455	2,090,189	8,730,999	53,967,708	41,040,539
India	387,964,307	898,940	7,325,237	3,456,810	21,938,140
Indonesia	149,095,544	100,285	20,340,018	—	19,900,436
Japan	8,001,248	—	—	—	4,946,022
Luxembourg	—	168,167	—	—	—
Malaysia	69,034,623	—	—	—	15,801,356
Pakistan	—	281,288	47,682,526	—	—
Philippines	236,221,466	189,255	37,986,683	—	1,318,519
Singapore	504,692	379,840	—	—	3,783,234
South Korea	607,478,244	564,275	—	4,429,116	25,764,622
Sri Lanka	—	—	32,371,554	—	—
Taiwan	—	190,315	—	—	18,317,843
United States	202,618,787	—	—	—	—
Vietnam	—	247,663	51,773,347	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	—	2,829,373	—	2,641,448
Bangladesh	—	859,639	26,216,576	5,914,694	—
China/Hong Kong	2,315,964,468	1,832,016	32,511,551	48,639,531	101,511,556
India	1,609,246,910	1,833,050	55,220,363	18,732,816	36,902,544
Indonesia	431,370,817	773,080	43,524,082	6,216,367	10,144,073
Japan	—	2,500,862	—	—	11,451,145
Malaysia	300,085,764	—	—	—	4,669,488
Pakistan	—	—	18,115,916	—	—
Philippines	—	353,398	—	2,924,862	4,587,441
Singapore	—	363,813	3,820,598	—	—
South Korea	580,519,338	1,010,249	—	29,559,821	26,619,837
Sri Lanka	—	—	4,613,311	—	—
Switzerland	230,784,261	—	—	—	—
Taiwan	489,567,499	1,390,990	—	5,964,862	54,763,169
Thailand	543,965,540	616,396	1,717,100	5,835,979	9,317,704
Vietnam	268,963,309	—	45,361,075	5,716,133	—
Preferred Equities:
South Korea	—	1,089,478	—	7,478,064	—
Level 3: Significant Unobservable Inputs
Common Equities:
South Korea	—	—	—	—	3,491,660
Total Market Value of Investments	$9,504,709,272	$17,911,853	$471,213,297	$198,836,763	$418,910,776

140	MATTHEWS ASIA FUNDS

Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy. Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are typically categorized as Level 2 in the fair value hierarchy. The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At December 31, 2017, the Funds utilized third-party pricing services to fair value certain securities, some of which were different than the securities which had been valued by third-party pricing services at December 31, 2016. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 to Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asian Growth and Income Fund	$257,120,270	$—
Matthews Asia Dividend Fund	702,697,144	56,089,309
Matthews China Dividend Fund	18,904,005	359,738
Matthews Asia Value Fund	221,519	—
Matthews Asia Focus Fund	1,054,250	—
Matthews Asia Growth Fund	38,167,201	5,597,269
Matthews Pacific Tiger Fund	1,151,629,185	73,200,268
Matthews Asia ESG Fund	1,329,424	693,836
Matthews Emerging Asia Fund	52,317,970	41,562,093
Matthews Asia Innovators Fund	4,821,063	3,638,015
Matthews China Fund	13,376,310	—
Matthews India Fund	381,346,695	98,785,305
Matthews Korea Fund	33,958,324	—
Matthews Asia Small Companies Fund	40,400,927	12,617,103
Matthews China Small Companies Fund	1,802,350	—

Level 3 securities consisted of equities that, as of December 31, 2017, were suspended from trading. As described in Note 2-A, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance.

A reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value are as follows:

	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund
	Common Equities — China/ Hong Kong	Common Equities — Pakistan	Common Equities — Consumer Discretionary	Common Equities — South Korea	Common Equities — Information Technology
Balance as of 12/31/16 (market value)	$43,840,293	$332,382	$—	$—	$251

Accrued discounts/premiums	—	—	—	—	—

Realized gain/(loss)	—	—	(29,535)	25,445	—

Change in unrealized appreciation/(depreciation)	—	—	708,507	(979,047)	(1)

Purchases	—	—	—	3,476,934	—

Sales	—	—	(193,989)	(250,047)	—

Transfers in to Level 3*	—	—	1,673,556	1,218,375	—

Transfer out of Level 3*	(43,840,293)	(332,382)	—	—	—
Balance as of 12/31/17 (market value)	$—	$—	$2,158,539	$3,491,660	$250
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 12/31/17**	$—	$—	$708,507	($979,047)	($1)

*	The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
**	Included in the related amounts on the Statements of Operations.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. These inputs include evaluated prices from the Funds’ pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of December 31, 2017, the Funds that previously used quoted prices or observable inputs now also utilize significant unobservable inputs for certain securities that were suspended from trading. As a result, certain securities held by the Funds that were previously classified as Level 1 or Level 2 were transferred to Level 3. Certain securities held by the Funds that were suspended from trading and classified as Level 3 on December 31, 2016 subsequently resumed trading and were transferred from Level 3 to Level 1, Level 2 or were sold.

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Notes to Financial Statements (continued)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of certain material Level 3 investments:

	Value	Valuation Technique	Unobservable Input[1]	Fair Value Adjustment
Matthews Korea Fund Assets:
Common Equity - Consumer Discretionary	$2,158,539	Last Price[2] Adjusted by Proxy factor[3]	Proxy factor[3]	0%

Matthews Asia Small Companies Fund Assets:
Common Equity - South Korea	$3,491,660	Last Price[2] Adjusted by Proxy factor4/Discount for Company Specific Events	Proxy factor4/Assessment of Company Specific Events	-34%

1	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
2	Last Price could include closing price, last reported sales price, or last fair valued price as described in Note 2-A.
3	Proxy factor considers movement of The Korea Composite Stock Price Index.
4	Proxy factor considers movement of Vitzro Tech Co., Ltd.

C.	BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of Matthews China Fund and Matthews Asia Dividend Fund (the “Investing Funds”) for the 2014-2016 period include the accounts of the Matthews CF-U Series and Matthews ADF-U Series (the “U Series Funds”), respectively. The U Series Funds were series of Matthews A Share Selections Fund, LLC, a Delaware limited liability company registered under the 1940 Act. All of the interests offered by U Series Funds were exclusively owned by the Investing Funds. The U Series Funds primarily invested in the stocks of Chinese companies listed on Mainland China Stock Exchanges, and traded and denominated in the currency of China, the Renminbi. To allow U Series Funds to invest in China A Shares Matthews applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Institutional Investor (“QFII”) and had been allocated by the State Administration of Foreign Exchange of China an initial quota of $100 million in June 2014, and an additional quota of $440 million in July 2015, representing the equivalent value in Renminbi of China A Shares that the Funds could purchase. Access to the quota was subject to Matthews’ trade allocation procedures and access allocation procedures. The U Series Funds were subject to the same investment policies and restrictions that applied to Investing Funds. Intercompany accounts and transactions, if any, have been eliminated in the consolidation process. The U Series Funds were intended to be disregarded entities for tax purposes. Therefore, no federal tax provision was required. Consolidated financial statements include expenses that are accrued for and paid by the Investing Funds. These include on-going operational costs as well as costs in connection with the launching of the U Series Funds.

In September 2016, the Board of Directors of the Matthews A Share Selections Fund, LLC adopted resolutions authorizing the termination and liquidation of the Matthews A Share Selections Fund, LLC. Consequently, as of September 30, 2016, the U Series Funds sold their securities and effectively ceased investment operations. The outstanding interests of each U Series Fund were redeemed by its respective Investing Fund. The Matthews A Share Selections Fund, LLC filed an initial application for deregistration as a registered investment company with the U.S. Securities and Exchange Commission in October 2016, which was subsequently granted in February 2017.

D.	RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including in countries where the Funds may invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Funds to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Funds’ income.

142	MATTHEWS ASIA FUNDS

E.	OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.	DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund, Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal year ended December 31, 2017 and December 31, 2016 were as follows:

YEAR ENDED DECEMBER 31, 2017	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$3,275,012	$—	$3,275,012
Matthews Asia Credit Opportunities Fund	1,099,964	111,284	1,211,248
Matthews Asian Growth and Income Fund	76,634,444	42,640,486	119,274,930
Matthews Asia Dividend Fund	237,413,324	144,064,822	381,478,146
Matthews China Dividend Fund	17,609,713	12,048,945	29,658,658
Matthews Asia Value Fund	1,364,007	265,211	1,629,218
Matthews Asia Focus Fund	137,271	—	137,271
Matthews Asia Growth Fund	13,817,623	45,847,848	59,665,471
Matthews Pacific Tiger Fund	74,772,355	54,354,798	129,127,153
Matthews Asia ESG Fund	502,242	142,064	644,306
Matthews Emerging Asia Fund	2,448,800	910,694	3,359,494
Matthews Asia Innovators Fund	3,439,895	13,051,975	16,491,870
Matthews China Fund	58,708,744	33,489,520	92,198,264
Matthews India Fund	624,624	32,428,674	33,053,298
Matthews Japan Fund	37,593,412	118,095,898	155,689,310
Matthews Korea Fund	9,264,412	10,189,013	19,453,425
Matthews Asia Small Companies Fund	15,911,087	20,779,556	36,690,643
Matthews China Small Companies Fund	1,230,339	842,837	2,073,176

YEAR ENDED DECEMBER 31, 2016	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Return of Capital
Matthews Asia Strategic Income Fund	$2,603,309	$—	$2,603,309	$—
Matthews Asia Credit Opportunities Fund	517,291	—	517,291	—
Matthews Asian Growth and Income Fund	82,341,797	145,377,175	227,718,972	—
Matthews Asia Dividend Fund	88,322,312	30,585,305	118,907,617	27,044,586
Matthews China Dividend Fund	3,471,251	2,629,943	6,101,194	—
Matthews Asia Value Fund	148,584	—	148,584	—
Matthews Asia Focus Fund	157,979	—	157,979	—
Matthews Asia Growth Fund	7,210,721	—	7,210,721	—
Matthews Pacific Tiger Fund	60,675,860	121,713,006	182,388,866	—
Matthews Asia ESG Fund	139,740	—	139,740	—
Matthews Emerging Asia Fund	2,483,804	2,100,210	4,584,014	—
Matthews Asia Innovators Fund	—	10,623,880	10,623,880	—
Matthews China Fund	8,205,173	39,869,615	48,074,788	17,942,653
Matthews India Fund	112,375	26,797,862	26,910,237	—
Matthews Japan Fund	26,243,561	9,535,726	35,779,287	—
Matthews Korea Fund	2,252,578	13,672,732	15,925,310	—
Matthews Asia Small Companies Fund	2,452,388	—	2,452,388	—
Matthews China Small Companies Fund	57,353	747,907	805,260	—

G.	INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Financial statements reflect security transactions on trade date. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Dividend income is generally recorded on the ex-dividend date net of any foreign taxes withheld at the source. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

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Notes to Financial Statements (continued)

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

H.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Estimated expenses are accrued daily. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.	CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: QFII accounts (i.e., the accounts through which the QFII quota is accessed) are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFII’s approved investment quota, which is defined as the amount remitted into its special renminbi (RMB) cash account. These amounts, if any, are included in “Segregated foreign currency at value” on the Statements of Assets and Liabilities. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in “Other expenses” on the Statements of Operations.

J.	USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

K.	RECENT ACCOUNTING GUIDANCE: In March 2017, the Financial Accounting Standards Board issued amended guidance to shorten the amortization period for certain callable debt securities, held at premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the Funds’ net assets. Management is evaluating the impact, if any, of this guidance on the Funds’ results of operations and financial statement disclosures.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Each of the Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. Derivative transactions in which each Fund may engage include financial futures contracts, swaps and/or forward foreign currency exchange contracts. In particular, the Matthews Asia Strategic Income Fund may also employ a currency overlay strategy, involving long and short positions on one or more currencies, in an effort to enhance returns and moderate volatility.

Certain derivative transactions may result in each Fund’s exposure to a currency to exceed the value of the Fund’s assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund’s net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower.

The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by a Fund and the price of financial futures contracts and credit default swaps contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) a Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Forward Foreign Currency Exchange Contracts: The Matthews Asia Strategic Income Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currency exchange rate risk. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Matthews Asia Strategic Income Fund does not offset financial assets and financial liabilities on forward foreign currency contacts in the Statements of Assets and Liabilities as they are not subject to netting arrangements.

Swaps: The Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund enter into swap contracts to manage exposure to issuers, markets and securities to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the amortized premium received or paid.

The Funds may buy credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

144	MATTHEWS ASIA FUNDS

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. No swaps were held by any Funds on December 31, 2017.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that require disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

Derivative Financial Instruments Categorized by Risk Exposure:

As of December 31, 2017, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Matthews Asia Strategic Income Fund
	Asset Derivatives
	Unrealized appreciation on forward foreign
Forward foreign currency exchange contracts	currency exchange contracts	$326,429

For the fiscal year ended December 31, 2017, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statements of Operations Location	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund
Net Realized Gain (Loss)
Foreign currency contracts:
Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts	($628,735)	$—
Credit default swaps:
Credit contracts	Net realized gain (loss) on swaps	(19,449)	(4,862)

Total		($648,184)	($4,862)

Net Change In Unrealized Appreciation (Depreciation)
Foreign currency contracts:
Forward foreign currency exchange contracts	Net change in unrealized appreciation/ depreciation on forward foreign currency exchange contracts	$143,892	$—
Credit default swaps:
Credit Contracts	Net change in unrealized appreciation/ depreciation on swaps	30,907	7,727

Total		$174,799	$7,727

The notional amounts for buy protection on credit default swaps for the period January 1, 2017-July 5, 2017 (period in which swaps were held) for Matthews Asia Strategic Income Fund and Matthews Credit Opportunities Fund were $8,000,000 and $2,000,000, respectively. Regarding forward foreign currency exchange contracts entered into by the Matthews Asia Strategic Income Fund, the average notional ending quarterly amounts purchased in USD were $4,337,024 and the average notional ending quarterly amounts sold in USD were $17,112,843.

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Notes to Financial Statements (continued)

4.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
MATTHEWS ASIA STRATEGIC INCOME FUND
Investor Class
Shares sold	2,471,612	$26,893,366	1,159,976	$12,036,561
Shares issued through reinvestment of distributions	201,006	2,186,689	200,404	2,086,240
Shares redeemed	(2,206,966)	(23,732,650)	(1,179,567)	(12,189,837)
Net increase	465,652	$5,347,405	180,813	$1,932,964
Institutional Class
Shares sold	1,614,574	$17,337,778	394,381	$4,226,734
Shares issued through reinvestment of distributions	53,679	584,224	48,941	509,450
Shares redeemed	(114,814)	(1,232,881)	(262,800)	(2,759,738)
Net increase	1,553,439	$16,689,121	180,522	$1,976,446
MATTHEWS ASIA CREDIT OPPORTUNITIES FUND
Investor Class
Shares sold	752,191	$7,854,221	1,262,312	$12,795,706
Shares issued through reinvestment of distributions	40,940	425,058	33,461	340,366
Shares redeemed	(810,572)	(8,398,269)	(296,818)	(3,053,588)
Net increase (decrease)	(17,441)	($118,990)	998,955	$10,082,484
Institutional Class
Shares sold	1,540,693	$16,092,601	604,202	$6,052,800
Shares issued through reinvestment of distributions	27,293	283,653	8,340	85,105
Shares redeemed	(111,862)	(1,175,697)	—	—
Net increase	1,456,124	$15,200,557	612,542	$6,137,905
MATTHEWS ASIAN GROWTH AND INCOME FUND
Investor Class
Shares sold	14,640,738	$241,575,990	22,685,379	$370,706,327
Shares issued through reinvestment of distributions	3,602,819	61,730,211	9,221,755	142,699,973
Shares redeemed	(43,082,130)	(721,414,206)	(46,658,662)	(755,701,576)
Net (decrease)	(24,838,573)	($418,108,005)	(14,751,528)	($242,295,276)
Institutional Class
Shares sold	36,133,398	$604,837,817	20,043,072	$329,220,035
Shares issued through reinvestment of distributions	3,077,228	52,660,292	4,935,874	76,286,208
Shares redeemed	(18,309,223)	(312,385,386)	(22,147,192)	(352,353,051)
Net increase	20,901,403	$345,112,723	2,831,754	$53,153,192
MATTHEWS ASIA DIVIDEND FUND
Investor Class
Shares sold	46,067,788	$837,987,289	27,984,752	$444,670,505
Shares issued through reinvestment of distributions	9,772,567	187,636,316	4,679,731	75,148,885
Shares redeemed	(38,470,520)	(679,700,431)	(41,501,686)	(644,529,546)
Net increase (decrease)	17,369,835	$345,923,174	(8,837,203)	($124,710,156)
Institutional Class
Shares sold	48,661,134	$863,508,784	30,119,651	$475,655,888
Shares issued through reinvestment of distributions	7,450,686	142,974,481	2,741,360	44,022,850
Shares redeemed	(20,774,459)	(376,048,201)	(35,037,220)	(546,747,812)
Net increase (decrease)	35,337,361	$630,435,064	(2,176,209)	($27,069,074)
MATTHEWS CHINA DIVIDEND FUND
Investor Class
Shares sold	5,731,788	$94,790,959	3,715,788	$52,252,711
Shares issued through reinvestment of distributions	1,334,478	22,238,460	373,101	5,189,800
Shares redeemed	(3,649,309)	(58,975,597)	(4,710,228)	(63,571,849)
Net increase (decrease)	3,416,957	$58,053,822	(621,339)	($6,129,338)
Institutional Class
Shares sold	1,139,266	$19,168,584	1,816,522	$24,989,758
Shares issued through reinvestment of distributions	283,364	4,723,368	60,896	851,567
Shares redeemed	(317,830)	(5,535,520)	(1,024,910)	(12,705,300)
Net increase	1,104,800	$18,356,432	852,508	$13,136,025

146	MATTHEWS ASIA FUNDS

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
MATTHEWS ASIA VALUE FUND
Investor Class
Shares sold	1,946,342	$23,869,389	116,636	$1,176,796
Shares issued through reinvestment of distributions	111,073	1,409,511	13,611	137,070
Shares redeemed	(181,234)	(2,270,540)	(35,718)	(356,533)
Net increase	1,876,181	$23,008,360	94,529	$957,333
Institutional Class
Shares sold	247,950	$3,257,066	94	$1,000
Shares issued through reinvestment of distributions	12,396	156,066	1,100	10,942
Shares redeemed	(9,941)	(128,456)	—	—
Net increase	250,405	$3,284,676	1,194	$11,942
MATTHEWS ASIA FOCUS FUND
Investor Class
Shares sold	64,321	$704,275	50,201	$471,150
Shares issued through reinvestment of distributions	3,983	46,882	7,605	70,199
Shares redeemed	(196,120)	(2,150,907)	(162,641)	(1,484,289)
Net (decrease)	(127,816)	($1,399,750)	(104,835)	($942,940)
Institutional Class
Shares sold	279,502	$3,274,793	43,659	$429,950
Shares issued through reinvestment of distributions	7,611	89,956	9,439	87,218
Shares redeemed	(12,872)	(141,906)	(108,595)	(989,167)
Net increase (decrease)	274,241	$3,222,843	(55,497)	($471,999)
MATTHEWS ASIA GROWTH FUND
Investor Class
Shares sold	4,079,531	$102,687,689	2,949,928	$63,405,015
Shares issued through reinvestment of distributions	1,217,730	31,490,493	188,951	3,971,819
Shares redeemed	(4,883,819)	(118,388,884)	(8,189,460)	(174,198,638)
Net increase (decrease)	413,442	$15,789,298	(5,050,581)	($106,821,804)
Institutional Class
Shares sold	3,002,726	$76,546,224	3,415,256	$73,020,609
Shares issued through reinvestment of distributions	471,874	12,287,614	74,896	1,584,032
Shares redeemed	(1,929,007)	(49,929,723)	(6,008,790)	(125,728,091)
Net increase (decrease)	1,545,593	$38,904,115	(2,518,638)	($51,123,450)
MATTHEWS PACIFIC TIGER FUND
Investor Class
Shares sold	21,730,132	$599,219,782	17,131,149	$413,602,913
Shares issued through reinvestment of distributions	1,299,802	38,957,121	2,559,033	60,214,039
Shares redeemed	(24,341,900)	(662,177,549)	(28,593,668)	(674,989,402)
Net (decrease)	(1,311,966)	($24,000,646)	(8,903,486)	($201,172,450)
Institutional Class
Shares sold	56,008,953	$1,551,287,735	56,472,145	$1,339,949,453
Shares issued through reinvestment of distributions	1,955,641	58,557,191	2,784,965	65,450,776
Shares redeemed	(39,727,419)	(1,096,771,755)	(44,079,703)	(1,030,520,290)
Net increase	18,237,175	$513,073,171	15,177,407	$374,879,939
MATTHEWS ASIA ESG FUND
Investor Class
Shares sold	429,011	$4,551,575	392,569	$3,433,859
Shares issued through reinvestment of distributions	33,239	372,274	9,403	85,286
Shares redeemed	(136,139)	(1,448,047)	(154,929)	(1,375,756)
Net increase	326,111	$3,475,802	247,043	$2,143,389
Institutional Class
Shares sold	369,352	$3,869,597	190,080	$1,675,988
Shares issued through reinvestment of distributions	23,910	266,353	6,022	54,320
Shares redeemed	(132,288)	(1,379,356)	(1,101)	(10,096)
Net increase	260,974	$2,756,594	195,001	$1,720,212

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Notes to Financial Statements (continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING ASIA FUND
Investor Class
Shares sold	8,666,298	$123,504,046	7,191,280	$93,797,154
Shares issued through reinvestment of distributions	85,107	1,320,905	201,637	2,637,405
Shares redeemed	(5,606,324)	(80,014,289)	(6,553,598)	(74,847,077)
Net increase	3,145,081	$44,810,662	839,319	$21,587,482
Institutional Class
Shares sold	11,622,115	$170,654,093	3,585,928	$43,671,071
Shares issued through reinvestment of distributions	118,430	1,843,997	147,701	1,936,356
Shares redeemed	(1,300,786)	(18,930,640)	(1,388,856)	(16,821,786)
Net increase	10,439,759	$153,567,450	2,344,773	$28,785,641
MATTHEWS ASIA INNOVATORS FUND
Investor Class
Shares sold	8,154,384	$110,598,339	1,489,685	$17,976,640
Shares issued through reinvestment of distributions	986,202	13,510,372	824,801	8,528,446
Shares redeemed	(5,092,537)	(66,640,478)	(4,537,543)	(51,381,223)
Net increase (decrease)	4,048,049	$57,468,233	(2,223,057)	($24,876,137)
Institutional Class
Shares sold	1,210,987	$16,535,812	338,687	$3,702,742
Shares issued through reinvestment of distributions	145,969	2,009,294	76,287	791,856
Shares redeemed	(817,521)	(11,680,059)	(1,763,369)	(19,884,862)
Net increase (decrease)	539,435	$6,865,047	(1,348,395)	($15,390,264)
MATTHEWS CHINA FUND
Investor Class
Shares sold	10,522,294	$228,825,245	2,148,342	$35,732,757
Shares issued through reinvestment of distributions	3,700,905	76,608,446	3,793,239	62,095,323
Shares redeemed	(8,287,540)	(168,142,345)	(12,420,378)	(207,255,992)
Net increase (decrease)	5,935,659	$137,291,346	(6,478,797)	($109,427,912)
Institutional Class
Shares sold	2,708,363	$55,763,860	499,092	$7,772,205
Shares issued through reinvestment of distributions	200,924	4,151,093	130,030	2,125,988
Shares redeemed	(1,141,616)	(24,992,022)	(921,220)	(16,175,742)
Net increase (decrease)	1,767,671	$34,922,931	(292,098)	($6,277,549)
MATTHEWS INDIA FUND
Investor Class
Shares sold	14,535,681	$444,075,766	9,247,717	$242,746,822
Shares issued through reinvestment of distributions	578,888	18,854,400	624,141	16,190,215
Shares redeemed	(9,557,043)	(292,422,842)	(15,766,962)	(410,982,081)
Net increase (decrease)	5,557,526	$170,507,324	(5,895,104)	($152,045,044)
Institutional Class
Shares sold	10,938,379	$326,819,057	11,428,013	$300,476,619
Shares issued through reinvestment of distributions	94,003	3,078,591	105,665	2,753,632
Shares redeemed	(9,578,020)	(307,547,412)	(3,502,779)	(93,248,613)
Net increase	1,454,362	$22,350,236	8,030,899	$209,981,638
MATTHEWS JAPAN FUND
Investor Class
Shares sold	27,038,482	$577,083,165	74,348,475	$1,376,674,296
Shares issued through reinvestment of distributions	3,303,132	77,557,315	1,004,971	18,963,796
Shares redeemed	(30,502,087)	(650,099,638)	(55,996,138)	(1,083,210,353)
Net increase (decrease)	(160,473)	$4,540,842	19,357,308	$312,427,739
Institutional Class
Shares sold	27,236,482	$598,412,144	46,376,072	$877,486,384
Shares issued through reinvestment of distributions	731,710	17,217,127	187,215	3,536,499
Shares redeemed	(16,017,190)	(343,303,401)	(10,076,300)	(190,036,960)
Net increase	11,951,002	$272,325,870	36,486,987	$690,985,923

148	MATTHEWS ASIA FUNDS

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
MATTHEWS KOREA FUND
Investor Class
Shares sold	5,564,488	$34,796,556	8,524,610	$50,478,123
Shares issued through reinvestment of distributions	2,324,365	15,751,872	2,345,781	12,432,626
Shares redeemed	(7,247,886)	(46,248,343)	(7,683,043)	(45,259,031)
Net increase	640,967	$4,300,085	3,187,348	$17,651,718
Institutional Class
Shares sold	3,283,807	$20,683,708	3,215,987	$19,291,961
Shares issued through reinvestment of distributions	384,519	2,621,405	125,391	668,333
Shares redeemed	(395,768)	(2,595,391)	(11,634,445)	(70,448,790)
Net increase (decrease)	3,272,558	$20,709,722	(8,293,067)	($50,488,496)
MATTHEWS ASIA SMALL COMPANIES FUND
Investor Class
Shares sold	1,344,836	$29,213,685	1,475,764	$28,101,064
Shares issued through reinvestment of distributions	693,887	14,856,114	55,224	1,077,417
Shares redeemed	(6,279,829)	(130,940,312)	(8,162,469)	(159,237,120)
Net (decrease)	(4,241,106)	($86,870,513)	(6,631,481)	($130,058,639)
Institutional Class
Shares sold	2,953,870	$62,967,705	1,431,111	$26,873,891
Shares issued through reinvestment of distributions	833,944	17,829,734	66,423	1,294,585
Shares redeemed	(2,791,566)	(58,750,310)	(3,758,085)	(71,115,927)
Net increase (decrease)	996,248	$22,047,129	(2,260,551)	($42,947,451)
MATTHEWS CHINA SMALL COMPANIES FUND
Investor Class
Shares sold	1,951,872	$21,481,987	253,087	$2,130,881
Shares issued through reinvestment of distributions	165,109	1,778,217	91,953	794,479
Shares redeemed	(1,116,609)	(11,848,256)	(837,034)	(7,080,001)
Net increase (decrease)	1,000,372	$11,411,948	(491,994)	($4,154,641)
Institutional Class*
Shares sold	39,317	$450,574	—	—
Shares issued through reinvestment of distributions	782	8,409	—	—
Shares redeemed	—	—	—	—
Net increase	40,099	$458,983	—	—

*	Institutional Class commenced operations on November 30, 2017.

Through December 31, 2017, a 2.00% redemption fee was assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. The imposition of redemption fees pursuant to the Funds’ Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is imposed to discourage market timing and short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds’ investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that shares were purchased, and first redeem the shares that have been held the longest.

The Covered Funds may grant an exemption from the redemption fee when the Covered Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Covered Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds’ prospectuses. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

The Funds (or their agents) attempt to contact shareholders whom the Funds (or their agents) believe have violated the Funds’ policies and procedures related to short-term trading and market-timing activity, and notify them that they will no longer be permitted to buy (or exchange) shares of the Funds. When a shareholder has purchased shares of the Funds through an intermediary, the Funds may not be able to notify the shareholder of a violation of the Funds’ policies or that the Funds have taken steps to address the situation (for example, the Funds may be unable to notify a shareholder that his or her privileges to purchase or exchange shares of the Funds have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Funds.

The Funds may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

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Notes to Financial Statements (continued)

5.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to the prior Investment Advisory Agreement dated August 13, 2004, as amended (the “Prior Advisory Agreement”) and the current Investment Advisory Agreement dated February 1, 2016, as amended (the “Current Advisory Agreement,” and together with the Prior Advisory Agreement, the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Each of the Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund pays Matthews an annual fee of 0.65% of such Fund’s annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Under a written agreement between the Funds and Matthews (the “Operating Expense Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. Effective April 28, 2017 for all Funds, except Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, and Matthews China Small Companies Fund, this level is 1.25% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.25%. For Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund this level is 0.90% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. For Matthews China Small Companies Fund this level is 1.50% for the Investor Class. Effective November 30, 2017, for the Matthews China Small Companies Fund, this level is 1.25% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class of the Matthews China Small Companies Fund may exceed 1.25%. In turn, if a Fund’s expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will continue through April 30, 2019, may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

On December 31, 2017, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31
	2018	2019	2020
Matthews Asia Strategic Income Fund	$113,621	$123,474	$121,164
Matthews Asia Credit Opportunities Fund	—	110,447	149,157
Matthews Asia Value Fund	41,279	211,035	119,683
Matthews Asia Focus Fund	87,252	111,801	119,705
Matthews Asia ESG Fund	183,985	163,853	156,429
Matthews Emerging Asia Fund	452,048	553,167	878,171
Matthews Asia Small Companies Fund	113,037	252,008	272,597
Matthews China Small Companies Fund	133,327	142,295	184,162

Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund had $79,504, $62,897, $152,283, $15,270 and $63,212, respectively, of recoupment that expired on December 31, 2017. Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Mathews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund had no amounts available for recoupment and no amounts recouped during the year ended December 31, 2017.

Investment advisory fees charged, waived fees and reimbursed additional expenses for the year ended December 31, 2017, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$515,422	($121,164)	$394,258
Matthews Asia Credit Opportunities Fund	135,246	(149,157)	(13,911)
Matthews Asian Growth and Income Fund	18,612,020	—	18,612,020
Matthews Asia Dividend Fund	39,070,331	(344,184)	38,726,147

150	MATTHEWS ASIA FUNDS

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews China Dividend Fund	$1,616,495	$—	$1,616,495
Matthews Asia Value Fund	95,878	(119,683)	(23,805)
Matthews Asia Focus Fund	79,915	(119,705)	(39,790)
Matthews Asia Growth Fund	4,745,493	—	4,745,493
Matthews Pacific Tiger Fund	54,037,849	(825,034)	53,212,815
Matthews Asia ESG Fund	88,213	(156,429)	(68,216)
Matthews Emerging Asia Fund	3,573,026	(878,171)	2,694,855
Matthews Asia Innovators Fund	973,613	—	973,613
Matthews China Fund	4,563,241	—	4,563,241
Matthews India Fund	13,638,302	—	13,638,302
Matthews Japan Fund	23,243,975	(51,124)	23,192,851
Matthews Korea Fund	1,301,570	—	1,301,570
Matthews Asia Small Companies Fund	4,121,027	(272,597)	3,848,430
Matthews China Small Companies Fund	219,991	(184,162)	35,829

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

Administration and shareholder servicing fees charged, for the year ended December 31, 2017, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$108,149	$—	$108,149
Matthews Asia Credit Opportunities Fund	28,321	—	28,321
Matthews Asian Growth and Income Fund	3,842,449	—	3,842,449
Matthews Asia Dividend Fund	8,047,481	(344,184)	7,703,297
Matthews China Dividend Fund	332,574	—	332,574
Matthews Asia Value Fund	19,450	—	19,450
Matthews Asia Focus Fund	16,471	—	16,471
Matthews Asia Growth Fund	978,261	—	978,261
Matthews Pacific Tiger Fund	11,136,774	(825,034)	10,311,740
Matthews Asia ESG Fund	18,131	—	18,131
Matthews Emerging Asia Fund	486,176	—	486,176
Matthews Asia Innovators Fund	200,013	—	200,013
Matthews China Fund	938,535	—	938,535
Matthews India Fund	2,809,954	—	2,809,954
Matthews Japan Fund	4,789,166	(51,124)	4,738,042
Matthews Korea Fund	268,228	—	268,228
Matthews Asia Small Companies Fund	563,760	—	563,760
Matthews China Small Companies Fund	29,900	—	29,900

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the Statements of Assets and Liabilities as well as the Statements of Operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

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Notes to Financial Statements (continued)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the year ended December 31, 2017 were as follows:

Administration and Accounting fees
Matthews Asia Strategic Income Fund	$6,344
Matthews Asia Credit Opportunities Fund	1,665
Matthews Asian Growth and Income Fund	224,907
Matthews Asia Dividend Fund	472,231
Matthews China Dividend Fund	19,547
Matthews Asia Value Fund	1,160
Matthews Asia Focus Fund	966
Matthews Asia Growth Fund	57,352
Matthews Pacific Tiger Fund	653,337
Matthews Asia ESG Fund	1,170
Matthews Emerging Asia Fund	28,583
Matthews Asia Innovators Fund	11,773
Matthews China Fund	55,187
Matthews India Fund	164,822
Matthews Japan Fund	280,885
Matthews Korea Fund	15,731
Matthews Asia Small Companies Fund	32,979
Matthews China Small Companies Fund	1,761

Brown Brothers Harriman & Co. serves as the Funds’ custodian. Foreside Funds Distributors LLC, serves as the Funds’ distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

Cross trades for the year ended December 31, 2017, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Matthews International Capital Management, LLC serves as investment advisor. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. For the year ended December 31, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Matthews Asia Dividend Fund	$6,715,506	$—
Matthews Japan Fund	—	6,715,506

As of December 31, 2017, Matthews and its affiliates held significant shares in the Funds as follows:

	Shares held by Matthews and its Affiliates	Percentage of Outstanding Shares
Matthews Asia Strategic Income Fund	1,508,551	17%
Matthews Asia Credit Opportunities Fund	1,247,484	41%
Matthews Asia Value Fund	158,187	7%
Matthews Asia Focus Fund	153,259	12%
Matthews Asia ESG Fund	408,203	26%
Matthews Asia China Small Companies Fund	505,523	17%

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $1,047,000 in aggregate for regular compensation during the year ended December 31, 2017.

6.	INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2017 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$—	$46,723,456	$27,624,228
Matthews Asia Credit Opportunities Fund	—	—	16,748,016	5,210,267
Matthews Asian Growth and Income Fund	—	—	623,491,355	812,225,250
Matthews Asia Dividend Fund	59,110,331	8,019,776	2,354,794,771	1,627,370,909
Matthews China Dividend Fund	—	—	215,190,524	163,052,767
Matthews Asia Value Fund	—	—	25,836,146	4,171,979
Matthews Asia Focus Fund	—	—	5,106,188	3,295,191
Matthews Asia Growth Fund	—	—	162,229,100	194,279,683
Matthews Pacific Tiger Fund	120,630,468	90,511,870	902,665,855	637,589,647
Matthews Asia ESG Fund	—	—	9,424,517	3,765,395
Matthews Emerging Asia Fund	—	—	207,216,744	26,453,405

152	MATTHEWS ASIA FUNDS

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Innovators Fund	$—	$—	$136,422,486	$95,855,682
Matthews China Fund	—	—	613,797,180	535,684,139
Matthews India Fund	—	1,343,611	500,209,466	336,239,850
Matthews Japan Fund	13,484,156	18,121,404	1,571,623,009	1,503,414,779
Matthews Korea Fund	—	—	54,096,611	48,958,965
Matthews Asia Small Companies Fund	—	—	265,824,512	371,411,974
Matthews China Small Companies Fund	—	—	23,221,018	14,463,324

7.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2017, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2017 is as follows:

	Shares Held at Dec. 31, 2016	Shares Purchased		Shares Sold	Shares Held at Dec. 31, 2017	Value at Dec. 31, 2017	Dividend Income Jan. 1, 2017– Dec. 31, 2017	Net Realized Gain (Loss) Jan. 1, 2017– Dec. 31, 2017	Change in Unrealized Appreciation (Depreciation)

MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Anritsu Corp.	6,321,500	3,063,200		—	9,384,700	$105,649,400	$1,009,284	$—	$48,308,959
Ascendas India Trust	53,470,700	—		—	53,470,700	45,976,526	2,239,294	—	8,588,080
Breville Group, Ltd.	10,644,019	—		—	10,644,019	104,301,304	2,527,282	—	37,876,534
CapitaLand Retail China Trust	43,232,400	6,567,600		—	49,800,000	60,320,760	4,862,370	—	11,736,177
Minth Group, Ltd.	57,963,000	5,894,000		3,182,000	60,675,000	364,868,612	5,162,870	9,835,536	160,108,172
Yuexiu Transport Infrastructure, Ltd.	100,968,000	—		8,322,000	92,646,000	68,005,900	3,922,481	686,574	9,609,931

Total Affiliates						$749,122,502	$19,723,581	$10,522,110	$276,227,853

MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,504,297	450,000		400,000	6,554,297	$129,794,121	$1,533,523	$4,458,552	$41,219,511
Fuyao Glass Industry Group Co. Ltd. H Shares	34,836,000	1,140,400		3,000,000	32,976,400	138,728,638	3,514,861	2,745,465	34,268,309
Green Cross Corp.	776,872	—		156,087	620,785	130,938,011	605,193	8,787,292	49,246,596
Just Dial, Ltd.	3,557,718	—		—	3,557,718	29,107,208	—	—	11,387,658
Orion Holdings Corp.	217,080	5,544,797	††	95,339	5,666,538	141,061,359	2,651,624	(17,082,414)	(46,231,082)
Sinopharm Group Co., Ltd. H Shares	35,984,400	25,155,200		—	61,139,600	263,376,635	3,307,181	—	6,231,713
Synnex Technology International Corp.	103,100,921	—		7,500,000	95,600,921	130,031,465	2,529,543	(1,174,468)	35,326,516
Tata Power Co., Ltd.	171,620,436	—		7,000,000	164,620,436	240,910,125	3,352,233	(7,732,825)	66,089,237

Total Affiliates						$1,203,947,562	$17,494,158	($9,998,398)	$197,538,458

MATTHEWS EMERGING ASIA FUND
Name of Issuer:
National Seed JSC	979,585	—		—	979,585	$4,671,674	$129,408	$—	$685,903

MATTHEWS INDIA FUND
Name of Issuer:
eClerx Services, Ltd.	2,751,931	—		50,000	2,701,931	$66,292,305	$42,181	$202,048	$10,368,995
VST Industries, Ltd.	1,185,704	—		18,529	1,167,175	58,602,396	1,382,396	473,328	17,084,012

Total Affiliates						$124,894,701	$1,424,577	$675,376	$27,453,007

MATTHEWS JAPAN FUND
Name of Issuer:
Daiken Medical Co., Ltd.†	1,755,200	—		767,900	987,300	$—	$—	$—	$—
Doshisha Co., Ltd.†	1,989,400	—		1,989,400	—	—	—	—	—
Infomart Corp.	6,539,000	1,476,100		317,800	7,697,300	45,805,360	386,940	614,546	(1,099,476)
Septeni Holdings Co., Ltd.†	7,039,100	—		7,039,100	—	—	—	—	—
TechnoPro Holdings, Inc.	2,045,800	71,400		397,700	1,719,500	93,223,119	1,695,715	3,784,047	36,789,155
W-Scope Corp.	2,315,300	—		267,700	2,047,600	42,311,292	40,686	614,878	12,046,381

Total Affiliates						$181,339,771	$2,123,341	$5,013,471	$47,736,060

†	Issuer was not an affiliated company as of December 31, 2017.
††	Includes stock spin-off and stock dividend during the period.

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Notes to Financial Statements (continued)

8.	INCOME TAX INFORMATION

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2017. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2017, the components of accumulated earnings/deficit on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards
Matthews Asia Strategic Income Fund	$200,732	$—	($1,646,348)
Matthews Asia Credit Opportunities Fund	308	—	—
Matthews Asian Growth and Income Fund	10,729,977	73,770,050	—
Matthews Asia Dividend Fund	21,779,499	—	—
Matthews China Dividend Fund	3,396,261	2,083,770	—
Matthews Asia Value Fund	352,546	158,118	—
Matthews Asia Focus Fund	67,097	—	(641,455)
Matthews Asia Growth Fund	8,510,896	5,826,631	—
Matthews Pacific Tiger Fund	95,997,249	68,296,687	—
Matthews Asia ESG Fund	110,309	222,116	—
Matthews Emerging Asia Fund	—	7,589	—
Matthews Asia Innovators Fund	1,092,195	5,534,303	—
Matthews China Fund	—	13,795,818	—
Matthews India Fund	—	51,309,970	—
Matthews Japan Fund	18,678,111	25,816,033	—
Matthews Korea Fund	1,195,657	8,413,978	—
Matthews Asia Small Companies Fund	1,110,647	9,767,047	—
Matthews China Small Companies Fund	—	670,904	—

	Late Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/(Deficit)
Matthews Asia Strategic Income Fund	$—	$—	$3,015,958	$1,570,342
Matthews Asia Credit Opportunities Fund	—	—	490,232	490,540
Matthews Asian Growth and Income Fund	—	—	401,072,809	485,572,836
Matthews Asia Dividend Fund	(82,668,298)	(17,768)	1,912,517,212	1,851,610,645
Matthews China Dividend Fund	—	—	47,889,611	53,369,642
Matthews Asia Value Fund	—	—	1,264,117	1,774,781
Matthews Asia Focus Fund	—	—	2,447,545	1,873,187
Matthews Asia Growth Fund	—	—	275,871,478	290,209,005
Matthews Pacific Tiger Fund	—	—	3,642,809,338	3,807,103,274
Matthews Asia ESG Fund	—	—	2,566,223	2,898,648
Matthews Emerging Asia Fund	—	—	79,720,784	79,728,373
Matthews Asia Innovators Fund	—	(229)	58,507,939	65,134,208
Matthews China Fund	—	(606)	200,646,730	214,441,942
Matthews India Fund	(29,724)	(6,469)	721,069,760	772,343,537
Matthews Japan Fund	—	—	941,523,086	986,017,230
Matthews Korea Fund	—	—	85,469,833	95,079,468
Matthews Asia Small Companies Fund	—	—	73,727,996	84,605,690
Matthews China Small Companies Fund	—	—	6,811,224	7,482,128

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.
**	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

154	MATTHEWS ASIA FUNDS

As of December 31, 2017, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Amount With No Expiration*
	Short-term Losses	Long-term Losses	Total
Matthews Asia Strategic Income Fund	$1,593,006	$53,342	$1,646,348
Matthews Asia Focus Fund	110,658	530,797	641,455

*	Post-Enactment Losses. Must be utilized prior to losses subject to expiration.

The following Funds utilized capital loss carryforwards in the current year:

Utilized Capital Loss Carryforwards
Matthews Asia Strategic Income Fund	$557,191
Matthews Asia Focus Fund	252,725
Matthews Asia ESG Fund	42,774
Matthews Asia Small Companies Fund	1,481,217

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to investments in PFICs, non-deductible expenses, foreign currency reclassification, NOL (net operating loss) adjustments, capital gains tax, distributions in excess of current earnings and profits, re-characterization of distributions, investment in swaps, adjustments on distributions related to taxable spinoffs and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. For the year ended December 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase/ (Decrease) Paid-in-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/ (Decrease) Accumulated Realized Gain/(Loss)
Matthews Asia Strategic Income Fund	$—	($26,922)	$26,922
Matthews Asia Credit Opportunities Fund	(33,230)	28,402	4,828
Matthews Asian Growth and Income Fund	—	45,637,671	(45,637,671)
Matthews Asia Dividend Fund	—	111,963,909	(111,963,909)
Matthews China Dividend Fund	2,293,142	(473,092)	(1,820,050)
Matthews Asia Value Fund	42,867	(21,113)	(21,754)
Matthews Asia Focus Fund	—	1,751	(1,751)
Matthews Asia Growth Fund	2,530,582	1,917,321	(4,447,903)
Matthews Pacific Tiger Fund	—	486,761	(486,761)
Matthews Asia ESG Fund	—	13,434	(13,434)
Matthews Emerging Asia Fund	(2,809)	(260,240)	263,049
Matthews Asia Innovators Fund	203,130	4,792,085	(4,995,215)
Matthews China Fund	8,263,465	1,843,910	(10,107,375)
Matthews India Fund	(4,927,142)	4,400,141	527,001
Matthews Japan Fund	—	1,273,535	(1,273,535)
Matthews Korea Fund	475,868	4,701,352	(5,177,220)
Matthews Asia Small Companies Fund	2,609,859	(60,903)	(2,548,956)
Matthews China Small Companies Fund	269,337	(68,844)	(200,493)

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Notes to Financial Statements (continued)

As of December 31, 2017, the tax cost of investments, including derivatives, and the related net unrealized appreciation and depreciation were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Matthews Asia Strategic Income Fund	$85,419,545	$3,696,295	($614,851)	$3,081,444
Matthews Asia Credit Opportunities Fund	27,266,358	675,234	(185,542)	489,692
Matthews Asian Growth and Income Fund	2,359,613,964	562,079,905	(160,921,337)	401,158,568
Matthews Asia Dividend Fund	5,058,381,441	2,085,210,072	(168,428,862)	1,916,781,210
Matthews China Dividend Fund	257,003,435	56,471,600	(8,730,978)	47,740,622
Matthews Asia Value Fund	25,818,944	2,219,751	(956,531)	1,263,220
Matthews Asia Focus Fund	12,742,765	2,871,548	(416,628)	2,454,920
Matthews Asia Growth Fund	533,209,623	300,435,711	(22,707,110)	277,728,601
Matthews Pacific Tiger Fund	5,859,210,329	4,155,501,126	(510,002,183)	3,645,498,943
Matthews Asia ESG Fund	15,278,575	3,382,587	(749,309)	2,633,278
Matthews Emerging Asia Fund	387,113,579	129,072,914	(44,973,196)	84,099,718
Matthews Asia Innovators Fund	139,915,688	59,108,150	(187,075)	58,921,075
Matthews China Fund	691,113,691	221,725,054	(21,125,445)	200,599,609
Matthews India Fund	1,522,279,307	763,763,906	(33,129,154)	730,634,752
Matthews Japan Fund	3,064,282,233	966,944,085	(25,428,765)	941,515,320
Matthews Korea Fund	133,881,468	86,712,561	(1,256,534)	85,456,027
Matthews Asia Small Companies Fund	344,705,128	91,152,672	(16,947,024)	74,205,648
Matthews China Small Companies Fund	27,397,160	7,372,148	(560,928)	6,811,220

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

156	MATTHEWS ASIA FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Matthews Asia Funds and Shareholders of Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (constituting Matthews Asia Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, or for Matthews Asia Credit Opportunities Fund, for the year ended December 31, 2017 and for the period April 29, 2016 (commencement of operations) through December 31, 2016, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017, or for Matthews Asia Credit Opportunities Fund, for the year ended December 31, 2017 and for the period April 29, 2016 (commencement of operations) through December 31, 2016 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, CA

February 26, 2018

We have served as the auditor of one or more investment companies in Matthews Asia Funds since 2007.

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Tax Information (unaudited)

For shareholders who do not have a December 31, 2017 tax year-end, this notice is for informational purposes. For the period January 1, 2017 to December 31, 2017, the Funds report the following items with regard to distributions paid during the period. All reports are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds report a portion of the ordinary income distributed during the year ended December 31, 2017 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Asia Strategic Income Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%
Matthews Asian Growth and Income Fund	43.15%
Matthews Asia Dividend Fund	82.56%
Matthews China Dividend Fund	20.02%
Matthews Asia Value Fund	11.89%
Matthews Asia Focus Fund	80.17%
Matthews Asia Growth Fund	54.85%
Matthews Pacific Tiger Fund	52.03%
Matthews Asia ESG Fund	21.96%
Matthews Emerging Asia Fund	100.00%
Matthews Asia Innovators Fund	74.43%
Matthews China Fund	19.20%
Matthews India Fund	100.00%
Matthews Japan Fund	73.21%
Matthews Korea Fund	73.69%
Matthews Asia Small Companies Fund	22.66%
Matthews China Small Companies Fund	11.94%

2. Dividends Received Deduction

The Funds report a Dividend Received Deduction pursuant to Section 854 of the Internal Revenue Code for the year ended December 31, 2017 as follows:

Matthews Asia Strategic Income Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%
Matthews Asian Growth and Income Fund	2.06%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	0.00%
Matthews Asia Value Fund	0.44%
Matthews Asia Focus Fund	8.35%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	1.12%
Matthews Asia ESG Fund	0.00%
Matthews Emerging Asia Fund	0.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	0.00%
Matthews China Small Companies Fund	0.00%

158	MATTHEWS ASIA FUNDS

3. Long-Term Capital Gain Distributions

The Funds report Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2017 as follows:

Long-Term Capital Gains
Matthews Asia Credit Opportunities Fund	$111,284
Matthews Asian Growth and Income Fund	42,640,486
Matthews Asia Dividend Fund	144,064,822
Matthews China Dividend Fund	12,048,945
Matthews Asia Value Fund	265,211
Matthews Asia Growth Fund	45,847,848
Matthews Pacific Tiger Fund	54,354,798
Matthews Asia ESG Fund	142,064
Matthews Emerging Asia Fund	910,694
Matthews Asia Innovators Fund	13,051,975
Matthews China Fund	33,489,520
Matthews Japan Fund	118,095,898
Matthews India Fund	32,428,674
Matthews Korea Fund	10,189,013
Matthews Asia Small Companies Fund	20,779,556
Matthews China Small Companies Fund	842,837

4. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2017 as follows:

	Foreign Source Income	Foreign Taxes Paid
Matthews Asia Strategic Income Fund	$4,668,061	$151,034
Matthews Asia Credit Opportunities Fund	—	—
Matthews Asian Growth and Income Fund	84,512,767	4,471,716
Matthews Asia Dividend Fund	282,665,113	9,338,802
Matthews China Dividend Fund	8,446,829	156,326
Matthews Asia Value Fund	407,031	39,621
Matthews Asia Focus Fund	313,558	16,567
Matthews Asia Growth Fund	9,933,982	818,711
Matthews Pacific Tiger Fund	148,448,492	12,292,642
Matthews Asia ESG Fund	295,996	36,687
Matthews Emerging Asia Fund	7,635,353	701,392
Matthews Asia Innovators Fund	4,180,448	211,860
Matthews China Fund	15,455,927	344,485
Matthews Japan Fund	50,574,337	4,116,658
Matthews Korea Fund	7,897,567	780,392
Matthews Asia Small Companies Fund	7,030,767	619,209
Matthews China Small Companies Fund	492,731	15,918

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Tax Information (unaudited) (continued)

5. Qualified Interest Income

The Funds report a portion of the net income dividends distributed during the year ended December 31, 2017, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:

QII Portion
Matthews Asia Strategic Income Fund	2.60%
Matthews Asia Credit Opportunities Fund	0.98%
Matthews Asian Growth and Income Fund	0.45%
Matthews Asia Dividend Fund	0.07%
Matthews China Dividend Fund	0.28%
Matthews Asia Value Fund	1.14%
Matthews Asia Focus Fund	0.22%
Matthews Asia Growth Fund	0.24%
Matthews Pacific Tiger Fund	0.97%
Matthews Asia ESG Fund	0.30%
Matthews Emerging Asia Fund	0.27%
Matthews Asia Innovators Fund	0.16%
Matthews China Fund	0.25%
Matthews India Fund	0.23%
Matthews Japan Fund	0.54%
Matthews Korea Fund	0.13%
Matthews Asia Small Companies Fund	1.80%
Matthews China Small Companies Fund	0.76%

6. Qualified Short-Term Capital Gain Dividends

The Funds report a portion of the short term capital gain dividends distributed during the year ended December 31, 2017, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:

Short-Term Gains
Matthews Asia Strategic Income Fund	0.00%
Matthews Asia Credit Opportunities Fund	100.00%
Matthews Asian Growth and Income Fund	100.00%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	100.00%
Matthews Asia Value Fund	100.00%
Matthews Asia Focus Fund	0.00%
Matthews Asia Growth Fund	100.00%
Matthews Pacific Tiger Fund	100.00%
Matthews Asia ESG Fund	100.00%
Matthews Emerging Asia Fund	100.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	100.00%
Matthews India Fund	0.00%
Matthews Japan Fund	100.00%
Matthews Korea Fund	0.00%
Matthews Asia Small Companies Fund	100.00%
Matthews China Small Companies Fund	100.00%

160	MATTHEWS ASIA FUNDS

Approval of Advisory Agreement (unaudited)

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to an Investment Advisory Agreement dated as of February 1, 2016, as amended (the “Advisory Agreement”), which has been approved by the Board of Trustees of the Funds, including all of the Trustees who are not “interested persons,” as that term is defined in the of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), as well as by the existing shareholders or the initial shareholder of each Fund. Following an initial two-year term with respect to each Fund upon its commencement of operations, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on August 23 and 24, 2017 (the “Meeting”), the Board, including the Independent Trustees of the Trust, approved the continuation of the Advisory Agreement for an additional one-year term beginning February 1, 2018 with respect to each Fund.

At the Meeting and at prior meetings, the Board received and considered information (both written and oral) provided to assist it in the review of the Advisory Agreement and made assessments with respect to each Fund. The Independent Trustees were advised by independent legal counsel with respect to these matters. In addition, the Board received in-person presentations about the Funds throughout the year. Among the information considered by the Board were responses to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel. Matthews furnished extensive information in response to this request with respect to many subjects relating to the Advisory Agreement and intended to address many of the factors discussed below, including but not limited to information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Advisory Agreement, compliance procedures and resources, investment performance of the Funds, expenses of the Funds, brokerage and portfolio transactions, distribution and marketing of the Funds, shareholder services and relationships with intermediaries, and other information considered relevant.

In considering information relating to advisory fee levels, the Board considered, among other things, information provided by Matthews as to Fund advisory services and fees as compared to advisory services and fees charged by Matthews to its institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to appropriate peer groups of mutual funds. The Independent Trustees also retained an independent consultant (“Independent Consultant”), with substantial industry experience in providing fund boards with analysis to assist them in their Annual 15(c) Process, to assist them in their review of this information. Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. The Board also took into account that, under the Administration and Shareholder Services Agreement, Matthews provides additional services to the Funds that are essential to the operation of the Funds and that, although Matthews is separately compensated under that agreement, these additional services are provided in connection with Matthews’ advisory relationship with the Funds.

In addition to the information furnished by Matthews, the Trustees were provided with a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Advisory Agreement and discussed these matters with their counsel.

Prior to the Meeting, the Independent Trustees had met separately with the Independent Consultant and their independent legal counsel to review the information provided in connection with the Annual 15(c) Process. At this session, the Independent Trustees asked Matthews to provide certain additional information and to respond to certain additional questions at the Meeting. The Independent Trustees then reviewed this supplemental information at the Meeting. The Independent Trustees discussed the renewal of the Advisory Agreement with representatives of Matthews and among themselves in private sessions on various occasions at which no representatives of Matthews were present.

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Advisory Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

1.

The nature, extent and quality of the services provided by Matthews under the Advisory Agreement. The Trustees considered the overall financial strength and stability of Matthews and its ability to provide a high level and quality of services to the Funds. The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews has expanded its professional staff at both senior and junior levels over the past several years, and has enjoyed relative stability of its senior executives and portfolio management. They also reviewed Matthews’ recent

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Approval of Investment Advisory Agreement (unaudited) (continued)

hiring to further strengthen or maintain current capabilities and to support future potential growth of assets and the expansion of its business. Among other improved capabilities over the past several years are enhanced risk analytical resources and related professionals. The Trustees noted in this regard the appointment of a new Global Head of Risk and Compliance and further noted on-going enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to financial intermediary oversight and valuation practices.

The Trustees viewed Matthews as well positioned to continue to provide high quality services to the Funds under various market conditions, as demonstrated by past periods of volatile and challenging securities markets that have caused either contracting revenues or rapidly expanding assets at different times. The Trustees attributed much of that past stability to Matthews’ emphasis on preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves.

As in past years, the Trustees considered the technical capabilities of Matthews, including design and implementation of a disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Funds’ various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year. The Trustees noted the significant role played by Matthews with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are fully satisfactory.

2.	The investment performance of the Funds. The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to appropriate peer funds and benchmark indices for various periods ending June 30, 2017. The Trustees considered investment results in light of each Funds’ objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian markets. The Trustees also noted the difficulty of fairly benchmarking performance for certain of the Funds as well as the difficulty of establishing appropriate peer groups for certain of the Funds due to the lack of other funds with a similar investment focus. The Independent Trustees reviewed information as to peer group selections presented by Broadridge and reviewed by their Independent Consultant. After consultation with Matthews and their Independent Consultant, the Trustees determined to broadly consider comparative peer performance for each Fund against the universe identified as the “PUSH Universe” by Broadridge (“Selected Performance Peer Group” or the “peer group”).

The Trustees reviewed each Fund’s performance on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions.

The Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that Matthews had provided an explanation for that performance and explained its reasons for maintaining a consistent investment philosophy. In addition, the Trustees recognized actions taken by Matthews from time to time in response to performance concerns, such as changes to members of a portfolio management team. A summary of each Fund’s performance track record is provided below.

For Matthews Pacific Tiger Fund, the Trustees noted that the Fund’s performance was very strong in the three-year, five-year and ten-year periods, ranking in the first quintile for those periods against the peer group (and first of two funds in the peer group for the since-inception period), but well below the median for the shorter one-year period.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund ranked in the first quintile of its peer group for the ten-year period and first of two funds in the peer group for the since-inception period, but was below the median for the one-year, three-year and five-year periods. The Trustees noted Matthews’ explanation that much of the recent underperformance was the result of a relatively weak 2016 and that other periods of performance have been strong.

162	MATTHEWS ASIA FUNDS

Approval of Advisory Agreement (unaudited) (continued)

For Matthews Korea Fund, the Trustees noted that the Fund had enjoyed favorable relative performance for the three-, five-, ten-year and since-inception periods, but below the median for the one-year period. The Trustees took into account, however, that the peer universe for the Fund was very small, with only a few comparable funds and that therefore relative peer performance was of less utility than if the peer universe were larger. The Trustees also considered the performance of the Fund compared to a Korean-focused benchmark index despite various limitations with respect to that comparison (such as the large single-issuer concentration of the index).

For Matthews China Fund, the Trustees noted that the Fund had outperformed the median of its peer funds over the one-year, three-year, ten-year and since-inception periods, ranking in the first or second quintile for those periods. The Trustees discussed the reasons for the Fund’s below-median performance for the five-year period and noted past changes to the portfolio management team for this Fund as well as Matthews’ explanation of its investment strategy and process.

For Matthews Japan Fund, the Trustees noted that the Fund’s performance was favorable compared to its peer funds over the three-year, five-year, ten-year and since-inception periods, ranking above the median, but in the bottom quintile for the one-year period. The Trustees took into account however, that the peer universe for the Fund was very small, with only a few comparable funds and that therefore relative peer performance was of less utility than if the peer universe were larger.

For Matthews Asia Innovators Fund, the Trustees noted that the Fund’s performance was either at or above the median of its peer funds over the one-year, three-year, five-year and ten-year periods, but less favorable than the median of its peer funds for the period since inception. The Trustees noted the absence of a directly comparable peer group with the same Asia focused industry concentration even though the Fund slightly expanded its investment focus starting in 2016. The Trustees also acknowledged Matthews’ explanation about the volatile asset class in which the Fund invests, which can produce variable relative results.

For Matthews Asia Growth Fund, the Trustees noted that the Fund’s performance compared favorably against the median of its peers for the five-year, ten-year and since-inception periods. The Trustees also noted that the Fund performed below the median of its peer group for the one-year period and near the median for the three-year period.

For Matthews India Fund, the Trustees noted that the Fund had outperformed the median of its peer funds over the three-year, five-year, ten-year and since inception periods, ranking in the first or second quintile for those periods, but lagged the median for the peer group for the one-year period.

For Matthews Asia Dividend Fund, the Trustees noted that the Fund had performed well against its peer group during the three-year, ten-year and since inception periods, ranking above the median for those periods, but lagged the median for the peer group for the one-year and five-year periods with positive performance that was still strong.

For Matthews Asia Small Companies Fund, the Trustees noted that the Fund ranked above the median for the three-year period (and was the only fund in the peer group for the since-inception period), but lagged the peer group median for the one-year and five-year periods. The Trustees took into account however, that the peer universe for the Fund was very small, with only a few comparable funds and that therefore relative peer performance was of less utility than if the peer universe were larger. A possible larger peer group was reviewed and determined not to be sufficiently similar to the Fund. The Trustees considered further that most of the peer group funds were not focused on Asian small cap investments and, therefore, were considered to be of limited use in evaluating the Fund’s performance.

For Matthews China Dividend Fund, the Trustees noted that the Fund had ranked in the first quintile of its peer group for the three-year, five-year and since inception periods, but was below the median for the one-year period with strong positive performance.

For Matthews China Small Companies Fund, the Trustees noted that the Fund’s performance exceeded the median for its peer group for the one-year, five-year and since-inception periods, and was the median fund for the three-year period. The Trustees took into account, however, that the peer universe for the Fund was very small, with only a few comparable funds and that therefore relative peer performance was of less utility than if the peer universe were larger. The Trustees further recognized that small capitalization strategies, particularly for a China-focused fund, can produce highly variable results. The Trustees regarded the peer group of China funds as less useful because of the small capitalization mandate for this Fund within a broader China-focused peer group. The Trustees also noted changes to the portfolio management team for this Fund in a prior period.

For Matthews Asia Strategic Income Fund, the Trustees noted that the Fund’s performance had ranked in the second quintile for the one-year, three-year and five-year periods, but below the median for the period since inception. The Trustees recognized that the peer groups included mostly broader emerging market hard currency debt funds not focused on Asia, making the peer group less useful in comparing relative performance than if they were more closely aligned with the Fund’s investment focus.

For Matthews Asia Focus Fund, the Trustees noted that the Fund performance had ranked below the median of its peer group for all relevant periods. The Fund enjoyed strong positive performance for the one-year period. The

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Approval of Investment Advisory Agreement (unaudited) (continued)

Trustees have discussed the Fund’s performance with Matthews, noting an additional portfolio manager, and have determined that it would be appropriate to provide the Fund with additional time in order to fully evaluate its performance, particularly given its stronger recent performance.

For Matthews Emerging Asia Fund, the Trustees noted that the Fund’s performance had ranked well above the median of its peer group for the three-year period and the period since inception, ranking in the first quintile, but below the median for the one-year period. The Fund has enjoyed strong positive performance for that one-year period, and the Trustees have discussed with Matthews the reasons for the underperformance over the short term.

For Matthews Asia ESG Fund, the Trustees noted that the Fund’s performance had ranked slightly above the peer group median for the one-year period, and slightly below the median for the period since inception. The Trustees noted that the Fund was a newer Fund, without a long term record at this time.

For Matthews Asia Value Fund, the Trustees noted that the Fund’s performance had ranked in the first quintile for the one-year period and the period since inception. The Trustees noted that the Fund was a newer Fund, without a long-term record at this time.

For Matthews Credit Opportunities Funds, the Trustees noted that the Fund’s performance had ranked in the second quintile for the one-year period and the period since inception. The Trustees noted that the Fund was a newer Fund, without a long-term record at this time.

After review, the Trustees concluded that each Fund’s overall performance records were satisfactory or were being addressed as needed. The Trustees also reviewed Matthews’ trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted the relatively low turnover rates in the various equity Funds and Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

3.	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale. The Trustees first noted the substantial work done over recent years between the Board and Matthews to establish fee structures for both the Advisory Agreement and other agreements that recognize the sharing of economies of scale that can arise as assets in the Funds grow through the use of breakpoints. In particular, they noted that the advisory fee structure contains breakpoints for the group-priced Funds as well as for certain individually priced Funds which enhances the ability of the Funds and their shareholders to benefit from past and future potential economies of scale. They discussed the structure and level of these breakpoints and concluded that they continue to be appropriate given the sizes of the
Funds. The Trustees further noted that additional economies of scale are shared with shareholders of the Funds through fee waivers and/or expense reimbursements pursuant to the Operating Expenses Agreement, fee waivers pursuant to the Fee Waiver Agreement, and the breakpoints in the fees payable under the Services Agreement.

The Trustees next discussed Matthews’ ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Funds, noting that all these endeavors are a means by which Matthews is sharing economies of scale with the Funds and their shareholders through reinvestment in products and services that are designed to benefits the Funds and their shareholders. The Trustees considered the new personnel hired over recent years, as well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. The Trustees also recognize that the Funds’ total assets have fluctuated over the past few years, especially in certain strategies, which has also affected any economies of scale that could be enjoyed. As a result, the Trustees remain satisfied about the extent to which economies of scale have been and will continue to be shared with the Funds and their shareholders.

4.	The costs of the services provided by Matthews and others. The Trustees considered the advisory fees and total fees and expenses of each Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Trustees reviewed information developed by Broadridge and reviewed by the Independent Consultant as to appropriate peer groups for each Fund for these purposes. After discussion, the Trustees determined to consider the comparison provided by Broadridge titled “Expense Group” for each Fund, as well as the broader “Expense Universe.”

The Trustees considered both the gross advisory fee rates charged by Matthews, as well as the effective advisory fee rates after taking into consideration the fees waived and expenses reimbursed pursuant to the Operating Expenses Agreement and the Fee Waiver Agreement. The Trustees found that the contractual advisory rates (excluding administrative services) for the Funds were very competitive and generally lower than those of the relevant peer group averages for most of the Funds. The Trustees also found that the total expense ratios paid by shareholders of the Funds, which are most representative of a shareholder’s net investment results, were also very competitive, with all but the relatively newer or smaller Funds ranking below the peer group averages. The Trustees considered various specific Fund expenses, including the custody fees and transfer agent fees. The Trustees noted that Matthews’ continued efforts in recent years had resulted in, for many of the Funds, reduced expenses in some categories.

The Trustees also compared Matthews’ advisory fees with those of Matthews’ separate accounts and other investment products, noting that the Funds’ advisory expenses were not disadvantageous (not being substantially higher than the separate accounts’ rates). The Trustees agreed that total expenses appeared to be appropriate in comparison and taking

164	MATTHEWS ASIA FUNDS

Approval of Advisory Agreement (unaudited) (continued)

into account the services differences between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities.

The Trustees’ overall assessment with respect to each Fund was that, subject to the considerations and exceptions noted below, the contractual advisory fee rates, the total expense ratio, and the effective or net advisory fee rates were all at or near the median with the funds in each Fund’s peer group. For the Matthews Asia Strategic Income Fund, the Trustees noted that the other funds in the relevant peer group tend to be fixed income funds with lower advisory fees and total expenses but are not as specialized as the Fund and a few are larger and have more scale than the Fund. For the Matthews Asia Credit Opportunities Fund, the Trustees noted that all funds in the relatively small peer group appeared to be waiving all of their advisory fees and that therefore this comparative information was of limited utility. For the Matthews China Small Companies Fund, the Trustees noted the Fund’s small size. In all cases, the Trustees recognized that, even for the smaller Funds, Matthews has agreed to limit total expenses to a level considered by the Trustees to be reasonable. The Trustees concluded that Matthews’ advisory fee rates and the Funds’ expense ratios are reasonable in light of comparative performance and expense and advisory fee information for each of the Funds

5.	The profits to be realized by Matthews and its affiliates from the relationships with the Funds. The Trustees reviewed information provided by Matthews regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Advisory Agreement both on a fund-by-fund basis and overall for the family of Funds. In considering profitability, the Trustees discussed and considered the methodology employed by Matthews in calculating profit margins but also considered other elements relevant to discussions of profitability, such as the entrepreneurial risk undertaken by Matthews in sponsoring and maintaining the Funds and risks associated with commitments to maintain Fund expense ratios. The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

The Trustees noted that Matthews appeared to be sufficiently profitable to operate as a viable investment management firm,

able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with fluctuations in asset levels in some prior years, volatility in revenues and profitability could be expected from time to time, but also noted the continued expenditures on personnel and other resources. The Board also considered information relating to the profitability of a limited number of publicly traded investment advisers, although the Board noted that this information was of limited utility because it was comprised of a limited universe of advisers, did not provide any information as to how profitability was determined and did not limit profitability analysis to the performance of advisory services to registered investment companies. The Board further noted that these advisers differed significantly from Matthews as they were not solely dedicated to investment in the Asian markets.

Based on information received, the Trustees noted that Matthews’ overall profitability from the Advisory Agreement appeared reasonable at the current time, whether considered inclusive or exclusive of distribution costs.

6.	Ancillary benefits The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Funds, including various service arrangements with Matthews and the use of soft-dollars.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

7.	Conclusions. Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement was fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

The Advisory Agreement may be terminated by the Trustees on behalf of the Funds or by Matthews upon 60 days’ prior written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

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Trustees and Officers of the Funds (unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds’ website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Trustee since 2007 and Chairman of the Board since 2014	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	18	Trustee and Chairman of the Board, DCA Total Return Fund (2005–2011) (1 Portfolio) and DCW Total Return Fund (2007–2010) (1 Portfolio).

TOSHI SHIBANO Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003	Faculty (since 2000), General Electric’s John F. Welch Leadership Center; President (since 1988), Executive Financial Literacy, Inc. (financial executive development programs); Faculty Director and Executive Education Lecturer (1995–2016), Center for Executive Education, Haas School of Business, UC Berkeley; Adjunct Professor (2000–2011), Columbia Graduate School of Business; Associate Professor (2001–2005), Thunderbird School of Global Management; Visiting Assistant Professor (2000), Stanford Graduate School of Business; Assistant Professor (1995–2000), University of Chicago Graduate School of Business; Assistant Professor (1988–1995), Haas School of Business, UC Berkeley.	18

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Vice President, Corporate Investment Officer (2007–2010); Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc. (mortgage insurer).	18

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Dean (since 2008), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management); Executive Associate Dean (2005–2006), Acting Dean (2004–2005), Professor (2000–2004), Associate Professor (1996–2000), Assistant Professor (1993–1996), Haas School of Business, UC Berkeley.	18	Trustee (2001–2006), Barclays Global Investor Funds and Master Investment Portfolios (15 Portfolios); Director (2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews Asia Funds (9 Portfolios)

1	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

166	MATTHEWS ASIA FUNDS

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

CHRISTOPHER LEE Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Lecturer (part-time) (since 2013), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010–2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and Equity Markets Group (1995–1997), Merrill Lynch & Co., Inc. (brokerage and investment management).	18

Director (since 2013), Asian Masters Fund (Australia) (1 Portfolio); Trustee (since 2013), African Wildlife Foundation; Trustee (2010–2016), Oakland Museum of California; Director (since 2017), Hong Kong Securities and Investment Institute.

GALE K. CARUSO Born 1957 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	18	Trustee (since 2006), Pacific Select Fund (58 Portfolios) and Pacific Funds Series Trust (33 Portfolios); Director (2005–2012), Make-A-Wish Foundation of Maine; Director (2005–2009), LandAmerica Financial Group, Inc.; Director (2001–2003), Make-A-Wish of Northern Illinois; former member of the Board of Directors, Illinois Life Insurance Council.

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

G. PAUL MATTHEWS Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Director (since 1996), Chairman (1996– 2009), Managing Member (1996–2016), Portfolio Manager (1996–2012), Chief Investment Officer (1991–2007), Matthews (investment management); President (1994–2007), Matthews Asia Funds (registered investment company).	18	Director (since 2004), Matthews Asian Selections Funds PLC (Ireland) (1 Portfolio); Trustee (2001–2004) and Trustee and Chairman of Board (1994–1998), Matthews Asia Funds (7 Portfolios).

WILLIAM J. HACKETT Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and President	President since 2008 and Trustee since 2015	Director (since 2016), Chief Executive Officer (since 2009), President and Secretary (since 2007), Matthews (investment management); President (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2010), Matthews Global Investors (Hong Kong) Limited (investment management); Partner (2002–2007), Deloitte & Touche, LLP (accounting).	18	Chairman (since 2010), Matthews Asia Funds SICAV (Luxembourg) (12 Portfolios); Director (since 2009), Matthews Asian Selections Funds, PLC (Ireland) (1 Portfolio).

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
2	A trustee is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor or an office held with the Trust or the Advisor.

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Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES

ROBERT J. HORROCKS, PhD Born 1968 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2009	Chief Investment Officer (since 2009), Director of Research (2008–2009), Matthews (investment management); Head of Research (2006–2008), Mirae Asset Management (investment management); Chief Investment Officer (2003–2006), Everbright Pramerica (investment management).	None

JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Vice President and Secretary (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments).	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds SICAV (Luxembourg) (12 Portfolios).

SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews (investment management); Treasurer (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).	None

DAVID MONROE Born 1963 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2014	General Counsel (since 2015), Deputy General Counsel (2014), Matthews (investment management); Chief Legal Officer (2006–2013), Nikko Asset Management Co., Ltd. (investment management).	None

MANOJ K. POMBRA Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer and Anti-Money Laundering Officer	Since 2005	Chief Compliance Officer and Anti-Money Laundering Officer (since 2005), Matthews (investment management); Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance (2001–2005), Franklin Templeton Investments (investment management).	None

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

168	MATTHEWS ASIA FUNDS

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA

LEGAL COUNSEL

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

matthewsasia.com | 800.789.ASIA

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners

AR-1217-212M

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)

As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee, Toshi Shibano and Jonathan F. Zeschin, and that both are “independent.”

(b)

Prof. Shibano is a member of the Faculty of the General Electric Corporate Leadership Development Center and also serves as Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley. He was an Adjunct Professor at the Columbia Graduate School of Business and has served on the faculties of Thunderbird American Graduate School of International Management, Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales. He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.

Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation. Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure. Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs. Prof. Shibano has gained additional accounting expertise as the Audit Committee Chair of Matthews International Funds.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm. He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc. Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Funds Group, and Stein Roe & Farnham, Inc. Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant license from the state of Colorado and is a Certified Financial Planner certificant. Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee. Mr. Zeschin was previously the chairman of the Board of Trustees of two NYSE listed closed-end funds. He has served on the audit committees of mutual fund boards since 2002. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities referenced above. Mr. Zeschin has gained additional expertise as a member of the Audit Committee of Matthews International Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $566,854 in 2016 and $641,574 in 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2016 and $0 in 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $139,406 in 2016 and $146,250 in 2017. Tax fees include services provided by the principal accountant for tax return preparations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2016 and $0 in 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)

The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the “total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $443,621 in 2016 and $296,800 in 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett

William J. Hackett, President
(principal executive officer)

Date	March 9, 2018

By (Signature and Title)*	/s/ Shai Malka

Shai Malka, Treasurer
(principal financial officer)

Date	March 9, 2018

* Print the name and title of each signing officer under his or her signature.